UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Registrant is making a filing for 13 of its series: Allspring Absolute Return Fund, Allspring Asset Allocation Fund, Allspring Core Bond Fund, Allspring Emerging Growth Fund, Allspring Large Cap Value Fund, Allspring Small Company Growth Fund, Allspring Small Company Value Fund, Allspring Spectrum Aggressive Growth Fund, Allspring Spectrum Conservative Growth Fund, Allspring Spectrum Growth Fund, Allspring Spectrum Income Allocation Fund, Allspring Spectrum Moderate Growth Fund and Allspring Real Return Fund.

Date of reporting period: April 30, 2024

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Absolute Return Fund and Macro Strategies Portfolio
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Absolute Return Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Absolute Return Fund for the 12-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.66%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.32%, while the MSCI EM Index (Net) (USD)3 advanced 9.88%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.47%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -3.56%, the Bloomberg Municipal Bond Index6 gained 2.08%, and the ICE BofA U.S. High Yield Index7 returned a more robust 8.88%.
Markets rallied in anticipation of central bank rate cuts.
The period began in May 2023, with a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., the U.K., and the eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, excluding food and energy prices, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Absolute Return Fund

Letter to shareholders (unaudited)
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Absolute Return Fund | 3

Letter to shareholders (unaudited)
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Absolute Return Fund

Letter to shareholders (unaudited)

Notice to Shareholders
At a meeting held on November 13-15, 2023, the Board of Trustees approved a number of changes to the Fund. These changes include:
• A change in the Fund’s principal investment strategy to no longer invest substantially all of its assets in the GMO Benchmark-Free Allocation Fund;
• the adoption of a fund-of-funds structure whereby the Fund will employ a multi-asset, multi-style investment approach across equity, fixed income, and alternative investments, including commodities, by investing in various affiliated mutual funds as well as affiliated and unaffiliated exchange-traded funds; and

• the addition of Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited as sub-advisers to the Fund.
• Changes to the Fund’s investment strategy will be implemented to seek to achieve more consistent focus on both long-
term returns and downside management. The Fund will continue to be managed as a globally diversified multi-asset investment strategy; however, the risk/return profile will change due to more dynamic risk management.

These changes became effective on March 11, 2024.

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Absolute Return Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a positive total return.
Manager	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Ltd
Portfolio managers	Rushabh Amin†, Petros Bocray, CFA†, Travis Keshemberg, CFA†, Matthias Scheiber, CFA†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WARAX)	3-1-2012	2.05	1.13	1.35	8.28	2.34	1.95	1.14	1.14
Class C (WARCX)	3-1-2012	6.47	1.64	1.36	7.47	1.64	1.36	1.89	1.89
Class R6 (WARRX)[3]	10-31-2014	–	–	–	8.79	2.78	2.39	0.72	0.72
Administrator Class (WARDX)	3-1-2012	–	–	–	8.49	2.57	2.11	1.07	1.02
Institutional Class (WABIX)	11-30-2012	–	–	–	8.77	2.73	2.32	0.82	0.78
MSCI ACWI (Net)[4]	–	–	–	–	17.46	9.44	8.19	–	–
Absolute Return Blended Index[5]	–	–	–	–	6.07	4.38	4.30	–	–
Bloomberg U.S. TIPS Index[6]	–	–	–	–	-1.35	2.07	1.90	–	–
Bloomberg Global Aggregate Index Hedged (USD)[7]	–	–	–	–	1.94	0.46	1.97	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.45% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through August 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, 0.28% for Class R6, 0.57% for Administrator Class and 0.33% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]
Source:  Allspring Funds Management, LLC. The Absolute Return Blended Index is comprised of 35% MSCI ACWI (Net), 35% Bloomberg U.S. TIPS Index and 30% Bloomberg
Global Aggregate Index Hedged (USD). You cannot invest directly in an index.

[6]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

†	Mr. Amin, Mr. Bocray, Mr. Keshemberg and Mr. Scheiber became portfolio managers of the Fund on March 11, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Absolute Return Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI (Net), Absolute Return Blended Index, Bloomberg U.S. TIPS Index
and Bloomberg Global Aggregate Index Hedged (USD). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[7]
The Bloomberg Global Aggregate Index Hedged (USD) is a measure of global investment-grade debt performance with currency exposure hedged to USD. This multicurrency benchmark includes Treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging market issuers. You cannot invest directly in an index.

All investing involves risk, including the possible loss of principal. Absolute return funds are not intended to outperform stocks and bonds in strong markets, and there is no guarantee of positive returns or that the Fund’s objectives will be achieved. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Absolute Return Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Allspring Multi-Asset team began managing the Fund on March 11, 2024.
•The strategy continues to focus on delivering long-term absolute returns and has been repositioned in line with the team’s investment philosophy and process.
•The Fund underperformed the MSCI ACWI (Net) but outperformed the Bloomberg U.S. TIPS Index and the Consumer Price Index* for the 12-month period that ended April 30, 2024. Going forward, the Fund will be managed to a blended benchmark, reflecting more accurately the opportunity set available in the market.
High inflation and interest rates persisted but fixed income volatility eased.
The year that ended April 30, 2024, featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty.

Ten largest holdings (%) as of April 30, 2024[1]
Allspring Macro Strategies Portfolio	46.71
Allspring Alternative Risk Premia Fund Class R6	12.17
Allspring Disciplined Large Cap Portfolio	11.69
Allspring Income Plus Fund Institutional Class	9.56
Allspring Disciplined International Developed Markets Portfolio	8.23
Allspring Short-Term High Income Fund Institutional Class	3.00
Allspring Emerging Markets Equity Income Fund Class R6	2.99
Allspring Special International Small Cap Fund Class R6	2.92
Allspring Special Mid Cap Value Fund Class R6	1.48
Allspring Disciplined Small Cap Fund Class R6	1.47

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The U.S. 10-year Treasury yield increased by 1.24% to its recent peak of just under 5.00% (4.99%) from May 31 to October 31 and then fell 1.11% in just over two months into the end of 2023. Yields then rose another 0.80% to close the period at 4.68%. With short-dated yields close to decade-plus highs, yield curves remained deeply inverted globally outside of Japan. Globally, government bonds underperformed almost every asset class; global equities were up substantially and high yield credit spreads tightened notably during the period.
The direction of inflation and wondering whether central banks had done enough was seemingly the predominant narrative, while economic growth remained robust over the period. The impact of fiscal stimulus continued and benefited the U.S. consumer in particular. There was no shortage of geopolitical risk. While the ongoing conflict between Russia and Ukraine no longer dominated headlines, October saw a challenging environment developing in the Middle East. There was considerable disparity globally across equity markets.
The Tokyo Stock Price Index (TOPIX)** was the leading global equity benchmark, delivering a 12-month return of 36.6% in local currency terms, in large part aided by the weakness in the Japanese yen and Japan’s corporate reforms. The Russell 1000® Index*** returned 22.8% while the MSCI EM Index (Net) (USD)† trailed it, returning just 9.9%. Although overall equity market volatility fell, we continued to experience an increase in fixed income volatility, showing signs of normalization to the pre–quantitative easing era (outside of Japan).
PORTFOLIO COMPOSITION AS OF April 30, 2024[1]

31%
Global equities
28%
Alternative investments
18%
Global sovereign bonds
10%
Global investment-grade credit
10%
Inflation-linked bonds
3%
Global high-yield credit

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Portfolio realignment
The fund was repositioned in line with the Multi-Asset team’s overall investment philosophy and process. This resulted in a reduction in directional (long-only) equity and fixed income funds and an increase in alternatives. Within the equity bucket, there is now a focus on having a balanced exposure to different investment styles and different geographies. Within the fixed income bucket, we shifted to a more
*
The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
**
Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the subindices of the 33 industry sectors. You cannot invest directly in an index.
***
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
†
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

8 | Allspring Absolute Return Fund

Performance highlights (unaudited)
absolute return–type strategy. A key part of the repositioning was the addition of a new alternative fund:  the Allspring Macro Strategies Portfolio. This fund contains systematic and fundamental overlays that provide the potential for additional gains while controlling volatility and an opportunity to generate positive returns during adverse market conditions.
Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Federal Reserve (Fed). U.S. inflation is likely to come down further, although progress is expected to be slower. Sticky inflation in the services sector will likely take longer to come down while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While the level and breadth of inflation continue to ease, the annual rate of inflation has stabilized at roughly 4%.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds and expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well, and despite the inverted yield curve, we expect to see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks given the negative outlook for China. We also remain cautious on commodities based on the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.
While the macroeconomic outlook appears conducive for asset prices over the coming months, the “known” risks lie in the potential for increasing geopolitical risk, primarily in the Middle East (and particularly, the impact on commodity prices), and the uncertain impact of November’s U.S. elections on markets. We believe medium-term bonds show an attractive opportunity at these levels, particularly when complemented with alternative investments. We continue to see opportunities for our alternatives allocation to benefit from the secular shift away from volatility suppression to traditional monetary policy.

Allspring Absolute Return Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Allspring Absolute Return Fund (excluding GMO Benchmark-Free Allocation Fund and its underlying fund expenses)	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,083.82	$3.63	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%
Class C
Actual	$1,000.00	$1,079.85	$7.50	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%
Class R6
Actual	$1,000.00	$1,086.88	$1.45	0.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.47	$1.41	0.28%
Administrator Class
Actual	$1,000.00	$1,084.85	$2.95	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.87	0.57%
Institutional Class
Actual	$1,000.00	$1,086.67	$1.71	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.22	$1.66	0.33%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts do not reflect expenses allocated from the affiliated Master Portfolios in which the Fund invests.

10 | Allspring Absolute Return Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Shares	Value
Investment companies: 100.22%
Affiliated master portfolios: 66.63%
Allspring Disciplined International Developed Markets Portfolio			$54,595,202
Allspring Disciplined Large Cap Portfolio			77,542,465
Allspring Macro Strategies Portfolio			309,812,592
			441,950,259
Alternative investment funds: 12.17%
Allspring Alternative Risk Premia Fund Class R6♠		9,891,884	80,717,777
Bond funds: 12.56%
Allspring Income Plus Fund Institutional Class♠		7,373,365	63,410,935
Allspring Short-Term High Income Fund Institutional Class♠		2,558,172	19,902,579
			83,313,514
Stock funds: 8.86%
Allspring Disciplined Small Cap Fund Class R6♠		781,988	9,712,294
Allspring Emerging Markets Equity Income Fund Class R6♠		1,718,400	19,813,148
Allspring Special International Small Cap Fund Class R6♠		1,738,822	19,370,480
Allspring Special Mid Cap Value Fund Class R6♠		204,612	9,833,657
			58,729,579
Total investment companies (Cost $676,739,836)			664,711,129
Total investments in securities (Cost $676,739,836)	100.22%		664,711,129
Other assets and liabilities, net	(0.22)		(1,438,690)
Total net assets	100.00%		$663,272,439

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6	$0	$80,025,000	$0	$0	$692,777	$80,717,777
Allspring Disciplined Small Cap Fund Class R6	0	9,923,742	0	0	(211,448)	9,712,294
Allspring Emerging Markets Equity Income Fund Class R6	0	19,880,848	0	0	(67,700)	19,813,148
Allspring Income Plus Fund Institutional Class	0	64,293,385	0	0	(882,450)	63,410,935
Allspring Short Term-High Income Fund Institutional Class	0	19,979,031	0	0	(76,452)	19,902,579
Allspring Special International Fund Class R6	0	19,822,486	0	0	(452,006)	19,370,480
Allspring Special Mid Cap Value Fund Class R6	0	9,923,743	0	0	(90,086)	9,833,657
Affiliated securities no longer held at end of period
GMO Benchmark-Free Allocation Fund Class MF	1,053,736,128	61,372,875	(1,160,269,303)	108,374,212	(63,213,912)	0
				$108,374,212	$(64,301,277)	$222,760,870
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 11

Portfolio of investments—April 30, 2024

	Shares, end of period	Dividends from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6	9,891,884	$0
Allspring Disciplined Small Cap Fund Class R6	781,988	0
Allspring Emerging Markets Equity Income Fund Class R6	1,718,400	58,362
Allspring Income Plus Fund Institutional Class	7,373,365	421,495
Allspring Short Term-High Income Fund Institutional Class	2,558,172	54,273
Allspring Special International Fund Class R6	1,738,822	0
Allspring Special Mid Cap Value Fund Class R6	204,612	0
Affiliated securities no longer held at end of period
GMO Benchmark-Free Allocation Fund Class MF	0	53,048,013
		$53,582,143
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Disciplined International Developed Markets Portfolio	0.00%	18.41%	$7,142	$(1,770,321)	$311	$433,295	$15,420	$54,595,202
Allspring Disciplined Large Cap Portfolio	0.00	22.50	562,367	(2,322,633)	342	98,009	18,832	77,542,465
Allspring Macro Strategies Portfolio	0.00	100.00	(3,215,195)	(6,848,388)	1,000,901	76,398	1,544,524	309,812,592
			$(2,645,686)	$(10,941,342)	$1,001,554	$607,702	$1,578,776	$441,950,259
The accompanying notes are an integral part of these financial statements.
12 | Allspring Absolute Return Fund

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $452,891,601)	$441,950,259
Investments in affiliated Underlying Funds, at value (cost $223,848,235)	222,760,870
Receivable for Fund shares sold	185,701
Receivable for dividends	98,957
Prepaid expenses and other assets	13,213
Total assets	665,009,000
Liabilities
Payable for Fund shares redeemed	1,004,942
Shareholder report expenses payable	315,540
Management fee payable	109,895
Payable for investments purchased	102,272
Administration fees payable	86,644
Distribution fees payable	11,726
Accrued expenses and other liabilities	105,542
Total liabilities	1,736,561
Total net assets	$663,272,439
Net assets consist of
Paid-in capital	$1,006,053,234
Total distributable loss	(342,780,795)
Total net assets	$663,272,439
Computation of net asset value and offering price per share
Net assets–Class A	$232,307,724
Shares outstanding–Class A1	21,367,142
Net asset value per share–Class A	$10.87
Maximum offering price per share – Class A2	$11.53
Net assets–Class C	$18,351,603
Shares outstanding–Class C1	1,642,761
Net asset value per share–Class C	$11.17
Net assets–Class R6	$42,227,293
Shares outstanding–Class R6[1]	3,874,278
Net asset value per share–Class R6	$10.90
Net assets–Administrator Class	$14,591,253
Shares outstanding–Administrator Class[1]	1,320,692
Net asset value per share–Administrator Class	$11.05
Net assets–Institutional Class	$355,794,566
Shares outstanding–Institutional Class[1]	32,626,618
Net asset value per share–Institutional Class	$10.91
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 13

Statement of operations—year ended April 30, 2024
Statement of operations
Investment income
Dividends from affiliated investment companies	$53,582,143
Affiliated income allocated from affiliated Master Portfolios	1,578,776
Interest allocated from affiliated Master Portfolios	1,001,554
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $78,515)	607,702
Interest	516,027
Dividends	98,956
Expenses allocated from affiliated Master Portfolios	(290,582)
Total investment income	57,094,576
Expenses
Management fee	2,153,372
Administration fees
Class A	545,201
Class C	48,508
Class R	38 [1]
Class R6	12,341
Administrator Class	22,418
Institutional Class	788,752
Shareholder servicing fees
Class A	675,653
Class C	59,780
Class R	45 [1]
Administrator Class	42,286
Distribution fees
Class C	179,174
Class R	34 [1]
Custody and accounting fees	24,808
Professional fees	64,929
Registration fees	70,803
Shareholder report expenses	4
Trustees’ fees and expenses	25,002
Other fees and expenses	25,099
Total expenses	4,738,247
Less: Fee waivers and/or expense reimbursements
Fund-level	(5,674)
Class A	(1,234)
Class C	(39)
Administrator Class	(8,991)
Institutional Class	(278,777)
Net expenses	4,443,532
Net investment income	52,651,044
1 For the period from May 1, 2023 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Absolute Return Fund

Statement of operations—year ended April 30, 2024
Statement of operations
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Investments allocated from affiliated Master Portfolios	$(2,645,686)
Affiliated Underlying Funds	108,374,212
Net realized gains on investments	105,728,526
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	(10,941,342)
Affiliated Underlying Funds	(64,301,277)
Net change in unrealized gains (losses) on investments	(75,242,619)
Net realized and unrealized gains (losses) on investments	30,485,907
Net increase in net assets resulting from operations	$83,136,951
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 15

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024		Year ended April 30, 2023
Operations
Net investment income		$52,651,044		$28,939,453
Net realized gains on investments		105,728,526		2,136,897
Net change in unrealized gains (losses) on investments		(75,242,619)		2,371,266
Net increase in net assets resulting from operations		83,136,951		33,447,616
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,522,188)		(6,719,824)
Class C		(259,692)		0
Class R		0 [1]		(2,678)
Class R6		(1,532,904)		(108,458)
Administrator Class		(497,944)		(376,429)
Institutional Class		(19,126,562)		(20,031,988)
Total distributions to shareholders		(28,939,290)		(27,239,377)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,489,003	15,703,302	3,729,620	37,413,303
Class C	50,974	557,313	245,682	2,488,851
Class R	0 [1]	0 [1]	212	2,157
Class R6	4,577,504	47,818,947	59,556	598,463
Administrator Class	82,810	887,958	194,104	1,981,679
Institutional Class	4,608,538	49,340,066	13,180,027	132,816,423
		114,307,586		175,300,876
Reinvestment of distributions
Class A	620,124	6,746,947	603,481	5,986,532
Class C	22,103	247,771	0	0
Class R	0 [1]	0 [1]	55	567
Class R6	2,172	23,652	3,522	35,004
Administrator Class	42,885	473,875	35,692	359,419
Institutional Class	1,515,771	16,521,906	1,584,576	15,734,837
		24,014,151		22,116,359
Payment for shares redeemed
Class A	(8,401,189)	(90,198,828)	(8,596,591)	(86,304,096)
Class C	(1,313,800)	(14,232,029)	(3,130,552)	(31,500,444)
Class R	0 [1]	0 [1]	(19)	(199)
Class R6	(1,097,236)	(11,958,345)	(696,767)	(6,988,934)
Administrator Class	(583,574)	(6,360,498)	(1,613,354)	(16,464,413)
Institutional Class	(44,431,054)	(479,012,580)	(34,029,605)	(340,305,290)
		(601,762,280)		(481,563,376)
1 For the period from May 1, 2023 to June 16, 2023
The accompanying notes are an integral part of these financial statements.
16 | Allspring Absolute Return Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024		Year ended April 30, 2023
	Shares		Shares
Share conversions
Class A	12,992 [2]	$135,235 [2]	0	$0
Class R	(12,620)[2]	(135,235)[2]	0	0
		0		0
Net decrease in net assets resulting from capital share transactions		(463,440,543)		(284,146,141)
Total decrease in net assets		(409,242,882)		(277,937,902)
Net assets
Beginning of period		1,072,515,321		1,350,453,223
End of period		$663,272,439		$1,072,515,321
2 Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 17

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Class A	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.32	$10.20	$11.07	$10.11	$11.15
Net investment income	0.56 [1]	0.24 [1]	0.17 [1]	0.22	0.29 [1]
Net realized and unrealized gains (losses) on investments	0.29	0.11	(0.70)	1.09	(1.04)
Total from investment operations	0.85	0.35	(0.53)	1.31	(0.75)
Distributions to shareholders from
Net investment income	(0.30)	(0.23)	(0.34)	(0.35)	(0.29)
Net asset value, end of period	$10.87	$10.32	$10.20	$11.07	$10.11
Total return[2]	8.28%	3.55%	(4.89)%	13.16%	(6.99)%
Ratios to average net assets (annualized)
Gross expenses	0.70%*,^	0.71%^	0.70%^	0.69%^	0.69%^
Net expenses	0.70%*,^	0.70%^	0.70%^	0.69%^	0.69%^
Net investment income	5.25%	2.36%	1.62%	2.33%	2.68%
Supplemental data
Portfolio turnover rate	47%	8%	6%	5%	4%
Net assets, end of period (000s omitted)	$232,308	$285,240	$325,369	$353,134	$297,590

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Absolute Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Class C	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.51	$10.22	$10.90	$9.95	$10.96
Net investment income	0.46 [1]	0.13 [1]	0.06 [1]	0.12 [1]	0.12
Payment from affiliate	0.00	0.00	0.00	0.05	0.00
Net realized and unrealized gains (losses) on investments	0.33	0.16	(0.67)	1.08	(0.95)
Total from investment operations	0.79	0.29	(0.61)	1.25	(0.83)
Distributions to shareholders from
Net investment income	(0.13)	0.00	(0.07)	(0.30)	(0.18)
Net asset value, end of period	$11.17	$10.51	$10.22	$10.90	$9.95
Total return[2]	7.47%	2.84%	(5.59)%	12.66%[3]	(7.73)%
Ratios to average net assets (annualized)
Gross expenses	1.44%*,^	1.45%^	1.43%^	1.44%^	1.44%^
Net expenses	1.44%*,^	1.45%^	1.43%^	1.44%^	1.44%^
Net investment income	4.24%	1.34%	0.61%	1.18%	1.71%
Supplemental data
Portfolio turnover rate	47%	8%	6%	5%	4%
Net assets, end of period (000s omitted)	$18,352	$30,295	$58,948	$131,690	$254,485

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.53% on total return.
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Class R6	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.35	$10.23	$11.10	$10.11	$11.15
Net investment income	0.70 [1]	0.19 [1]	0.21 [1]	0.28	0.35
Net realized and unrealized gains (losses) on investments	0.21	0.21	(0.70)	1.08	(1.05)
Total from investment operations	0.91	0.40	(0.49)	1.36	(0.70)
Distributions to shareholders from
Net investment income	(0.36)	(0.28)	(0.38)	(0.37)	(0.34)
Net asset value, end of period	$10.90	$10.35	$10.23	$11.10	$10.11
Total return	8.79%	3.99%	(4.50)%	13.62%	(6.57)%
Ratios to average net assets (annualized)
Gross expenses	0.28%*,^	0.27%^	0.27%^	0.26%^	0.26%^
Net expenses	0.28%*,^	0.27%^	0.27%^	0.26%^	0.26%^
Net investment income	6.51%	1.89%	1.91%	2.63%	3.05%
Supplemental data
Portfolio turnover rate	47%	8%	6%	5%	4%
Net assets, end of period (000s omitted)	$42,227	$4,057	$10,494	$17,332	$25,363

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
20 | Allspring Absolute Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Administrator Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.48	$10.32	$11.18	$10.15	$11.18
Net investment income	0.58 [1]	0.23 [1]	0.17 [1]	0.24 [1]	0.27 [1]
Payment from affiliate	0.00	0.00	0.00	0.06	0.00
Net realized and unrealized gains (losses) on investments	0.31	0.15	(0.70)	1.08	(1.01)
Total from investment operations	0.89	0.38	(0.53)	1.38	(0.74)
Distributions to shareholders from
Net investment income	(0.32)	(0.22)	(0.33)	(0.35)	(0.29)
Net asset value, end of period	$11.05	$10.48	$10.32	$11.18	$10.15
Total return	8.49%	3.75%	(4.81)%	13.76%[2]	(6.85)%
Ratios to average net assets (annualized)
Gross expenses	0.62%*,^	0.62%^	0.61%^	0.61%^	0.61%^
Net expenses	0.57%*,^	0.57%^	0.57%^	0.57%^	0.57%^
Net investment income	5.39%	2.26%	1.60%	2.20%	2.42%
Supplemental data
Portfolio turnover rate	47%	8%	6%	5%	4%
Net assets, end of period (000s omitted)	$14,591	$18,641	$32,644	$40,694	$60,846

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%

[1]	Calculated based upon average shares outstanding
[2]	During the year ended April 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.62% on total return.
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Institutional Class	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.35	$10.23	$11.10	$10.11	$11.15
Net investment income	0.59 [1]	0.26 [1]	0.21 [1]	0.26 [1]	0.33 [1]
Net realized and unrealized gains (losses) on investments	0.32	0.13	(0.71)	1.09	(1.04)
Total from investment operations	0.91	0.39	(0.50)	1.35	(0.71)
Distributions to shareholders from
Net investment income	(0.35)	(0.27)	(0.37)	(0.36)	(0.33)
Net asset value, end of period	$10.91	$10.35	$10.23	$11.10	$10.11
Total return	8.77%	3.97%	(4.59)%	13.57%	(6.65)%
Ratios to average net assets (annualized)
Gross expenses	0.38%*,^	0.38%^	0.37%^	0.36%^	0.36%^
Net expenses	0.33%*,^	0.33%^	0.33%^	0.33%^	0.33%^
Net investment income	5.58%	2.56%	1.90%	2.43%	3.00%
Supplemental data
Portfolio turnover rate	47%	8%	6%	5%	4%
Net assets, end of period (000s omitted)	$355,795	$734,148	$922,867	$1,188,488	$1,664,020

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%
Year ended April 30, 2021	0.67%
Year ended April 30, 2020	0.61%

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Absolute Return Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Absolute Return Fund (the “Fund”) which is a diversified series of the Trust.
Effective March 11, 2024, the Fund adopted a fund-of-funds structure pursuant to which the Fund invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may also invest directly in securities. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov. Prior to March 11, 2024, the Fund’s principal investment strategy was to invest substantially all of its assets in the GMO Benchmark-Free Allocation Fund, an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC operating as a fund-of-funds that invested its assets primarily in other GMO affiliated funds.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price (including accrued interest). The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss
Allspring Absolute Return Fund | 23

Notes to financial statements
to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
Investment transactions and income recognition
Investments in the affiliated Master Portfolios are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Cayman Subsidiary of a Master Portfolio that the Fund invests in, is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $670,971,856 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$37,229,756
Gross unrealized losses	(43,490,483)
Net unrealized losses	$(6,260,727)
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At April 30, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$7,162	$(7,162)
As of April 30, 2024, the Fund had capital loss carryforwards which consist of $7,586,661 in short-term capital losses and $384,903,470 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
24 | Allspring Absolute Return Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$222,760,870	$0	$0	$222,760,870
Investments measured at net asset value*				441,950,259
Total assets	$222,760,870	$0	$0	$664,711,129

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of
Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $441,950,259. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

At April 30, 2024, the Fund did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation
Allspring Disciplined Large Cap Portfolio	Seeks long-term capital appreciation
Allspring Macro Strategies Portfolio	Seeks long-term capital appreciation
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, LLC (“Allspring Funds Management”), a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.225%
Next $4 billion	0.200
Next $5 billion	0.175
Next $10 billion	0.165
Over $20 billion	0.160
For the year ended April 30, 2024, the management fee was equivalent to an annual rate of 0.225% of the Fund’s average daily net assets.
Effective March 11, 2024 Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring UK”), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring
Allspring Absolute Return Fund | 25

Notes to financial statements
Global Investments Holdings, LLC, serves as subadvisers to the Fund. Allspring Investments receives a subadvisory fee for its asset allocation services at an annual rate of 0.075% of the Fund’s average daily net assets. Allspring UK receives a subadvisory fee for its asset allocation services at an annual rate of 0.075% of the Fund’s average daily net assets.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through August 31, 2025 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.70%
Class C	1.45
Class R6	0.28
Administrator Class	0.57
Institutional Class	0.33
Prior to June 30, 2023, the Fund’s expenses were capped at 0.71% for Class A and 1.46% for Class C.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2024, Allspring Funds Distributor received $1,462 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio at the end of the period by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in affiliated Underlying Funds and unaffiliated
26 | Allspring Absolute Return Fund

Notes to financial statements
securities in which the Fund invests are actual purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2024 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$79,499,321	$336,798,234	$0	$1,169,187,748
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $28,939,290 and $27,239,377 of ordinary income for the years ended April 30, 2024 and April 30, 2023, respectively.
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$55,970,063	$(6,260,727)	$(392,490,131)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Absolute Return Fund | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Absolute Return Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
28 | Allspring Absolute Return Fund

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Performance highlights (unaudited)
Performance highlights
Investment objective	The Portfolio seeks long-term capital appreciation.
Adviser	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Rushabh Amin, Petros N. Bocray, CFA, FRM, Travis L. Keshemberg, CFA, CIPM, FRM, Matthias Scheiber, CFA

Average annual total returns (%) as of April 30, 2024

	Inception date	Since inception
Allspring Macro Strategies Portfolio	3-11-2024	-2.53
Bloomberg Global Aggregate Index [1]	–	-3.31 *
Macro Strategies Blended Index[2]	–	-2.44 *
Bloomberg U.S. TIPS Index[3]	–	-1.57 *
Figures quoted represent past performance, which is no guarantee of future results , and do not reflect taxes that an investor may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the Portfolio’s inception date.
[1]
The Bloomberg Global Aggregate Index is a measure of global investment-grade debt performance. This multicurrency benchmark includes Treasury, government-
related, corporate, and securitized fixed-rate bonds from both developed and emerging market issuers. You cannot invest directly in an index.

[2]
Source:  Allspring Funds Management, LLC. The Macro Strategies Blended Index is composed of 50% of the Bloomberg Global Aggregate Index and 50% of the Bloomberg
U.S. TIPS Index. You cannot invest directly in an index.

[3]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

30 | Allspring Macro Strategies Portfolio

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of the Portfolio since inception with the Bloomberg Global Aggregate Index, Macro Strategies Blended Index and Bloomberg
U.S. TIPS Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Portfolio.

Allspring Macro Strategies Portfolio | 31

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Portfolio highlights
•The Allspring Multi-Asset team began managing the Portfolio on March 11, 2024.
•The strategy contains systematic and fundamental overlays.
•The Portfolio returned -2.53%, underperforming its blended benchmark for the period since inception to April 30, 2024.
High inflation and interest rates persisted but fixed income volatility eased.
The year that ended April 30, 2024, featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty.

Ten largest holdings (%) as of April 30, 2024[1]
TIPS, 2.00%, 1-15-2026	2.58
TIPS, 0.50%, 1-15-2028	2.57
TIPS, 0.13%, 7-15-2031	2.56
TIPS, 0.13%, 1-15-2032	2.56
TIPS, 2.38%, 10-15-2028	2.54
TIPS, 3.63%, 4-15-2028	2.53
TIPS, 0.75%, 2-15-2042	2.50
TIPS, 0.13%, 10-15-2026	1.69
TIPS, 3.88%, 4-15-2029	1.67
TIPS, 0.13%, 10-15-2025	1.32

[1]	Figures represent the percentage of the Portfolio’s net assets. Holdings are subject to change and may have changed since the date specified.
The U.S. 10-year Treasury yield increased by 1.24% to its recent peak of just under 5.00% (4.99%) from May 31 to October 31 and then fell 1.11% in just over two months into the end of 2023. Yields then rose another 0.80% to close the period at 4.68%. With short-dated yields close to decade-plus highs, yield curves remained deeply inverted globally outside of Japan. Globally, government bonds underperformed almost every asset class; global equities were up substantially and high yield credit spreads tightened notably during the period.
The direction of inflation and wondering whether central banks had done enough was seemingly the predominant narrative, while economic growth remained robust over the period. The impact of fiscal stimulus continued and benefited the U.S. consumer in particular. There was no shortage of geopolitical risk. While the ongoing conflict between Russia and Ukraine no longer dominated headlines, October saw a challenging environment developing in the Middle East. There was considerable disparity globally across equity markets.
The Tokyo Stock Price Index (TOPIX)* was the leading global equity benchmark, delivering a 12-month return of 36.6% in local currency terms, in large part aided by the weakness in the Japanese yen and Japan’s corporate reforms. The Russell 1000® Index** returned 22.8% while the MSCI EM Index (Net) (USD)*** trailed it, returning just 9.9%. Although overall equity market volatility fell, we continued to experience an increase in fixed income volatility, showing signs of normalization to the pre–quantitative easing era (outside of Japan).
Portfolio inception
The Portfolio began trading in line with the Multi-Asset team’s overall philosophy and process on March 11, 2024. This resulted in an allocation to the underlying managers for exposure to real estate investment trusts and U.S. Treasury Inflation-Protected Securities. The Multi-Asset team also began trading its Tactical Asset Allocation strategy and the Absolute Return overlay on the same day. This portfolio contains systematic and fundamental overlays in an effort to add potential returns, help manage volatility, and generate positive returns during adverse market conditions.
PORTFOLIO COMPOSITION AS OF April 30, 2024[1]

[1]	Figures represent the percentage of the Portfolio’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Federal Reserve (Fed). U.S. inflation is likely to come down further, although progress is expected to be slower. Sticky inflation in the services sector will likely take longer to come down while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While the level and breadth of inflation continue to ease, the annual rate of inflation has stabilized at roughly 4%.
*
Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the subindices of the 33 industry sectors. You cannot invest directly in an index.
**
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
***
The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

32 | Allspring Macro Strategies Portfolio

Performance highlights (unaudited)
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds and expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well, and despite the inverted yield curve, we expect to see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks given the negative outlook for China. We also remain cautious on commodities based on the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.
While the macroeconomic outlook appears conducive for asset prices over the coming months, the “known” risks lie in the potential for increasing geopolitical risk, primarily in the Middle East (and particularly, the impact on commodity prices), and the uncertain impact of November’s U.S. elections on markets. We believe medium-term bonds show an attractive opportunity at these levels, particularly when complemented with alternative investments. We continue to see opportunities for our alternatives allocation to benefit from the secular shift away from volatility suppression to traditional monetary policy.

Allspring Macro Strategies Portfolio | 33

Consolidated  portfolio expenses (unaudited)
Consolidated  portfolio expenses
As an investor of beneficial interest of the Portfolio, you incur ongoing costs, including advisory fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Consolidated expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,000.00	$0.65	0.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.36	0.47%

[1]	Consolidated expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

34 |

Consolidated portfolio of investments—April 30, 2024
Consolidated portfolio of investments

	Shares	Value
Common stocks: 5.85%
Real estate: 5.85%
Health care REITs: 0.38%
Welltower, Inc.	12,412	$1,182,616
Industrial REITs : 0.84%
Prologis, Inc.	17,827	1,819,245
Terreno Realty Corp.	14,534	789,923
		2,609,168
Office REITs : 0.27%
Alexandria Real Estate Equities, Inc.	7,267	842,027
Residential REITs : 1.28%
American Homes 4 Rent Class A	19,755	707,229
Apartment Income REIT Corp.	6,714	257,683
Camden Property Trust	6,322	630,177
Invitation Homes, Inc.	20,856	713,275
Mid-America Apartment Communities, Inc.	4,865	632,450
Sun Communities, Inc.	9,243	1,028,931
		3,969,745
Retail REITs : 0.41%
Federal Realty Investment Trust	4,925	513,037
Simon Property Group, Inc.	5,342	750,712
		1,263,749
Specialized REITs : 2.67%
American Tower Corp.	10,222	1,753,686
Crown Castle, Inc.	4,164	390,500
CubeSmart	5,659	228,850
Equinix, Inc.	2,482	1,764,975
Extra Space Storage, Inc.	6,759	907,599
Four Corners Property Trust, Inc.	15,121	354,587
Gaming & Leisure Properties, Inc.	8,877	379,314
Iron Mountain, Inc.	10,522	815,665
SBA Communications Corp. Class A	5,182	964,474
VICI Properties, Inc.	24,452	698,105
		8,257,755
Total common stocks (Cost $19,914,071)		18,125,060

	Interest rate	Maturity date	Principal
U.S. Treasury securities: 25.45%
TIPS	0.13%	10-15-2025	$4,220,997	4,087,142
TIPS	0.13	7-15-2026	116,493	111,009
TIPS	0.13	10-15-2026	5,518,141	5,227,296
TIPS	0.13	4-15-2027	120,876	112,857
TIPS	0.13	1-15-2031	4,481,431	3,893,647
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 35

Consolidated portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
TIPS	0.13%	7-15-2031	$9,191,423	$7,929,672
TIPS	0.13	1-15-2032	9,312,243	7,917,137
TIPS	0.13	2-15-2052	6,887,919	3,732,420
TIPS	0.38	1-15-2027	115,598	109,335
TIPS	0.38	7-15-2027	114,152	107,490
TIPS	0.50	1-15-2028	8,540,666	7,977,377
TIPS	0.75	2-15-2042	10,229,446	7,751,497
TIPS	1.63	10-15-2027	115,211	112,741
TIPS	1.75	1-15-2028	118,479	115,893
TIPS	2.00	1-15-2026	8,081,796	7,999,969
TIPS	2.13	2-15-2041	680,054	657,023
TIPS	2.38	1-15-2027	107,696	107,449
TIPS	2.38	10-15-2028	7,840,310	7,884,902
TIPS	3.63	4-15-2028	7,500,475	7,850,260
TIPS	3.88	4-15-2029	4,812,666	5,167,542
Total U.S. Treasury securities (Cost $80,314,688)				78,852,658

		Yield	Shares
Short-term investments: 45.46%
Investment companies: 45.46%
Allspring Government Money Market Fund Select Class♠∞*		5.23	140,821,444	140,821,444
Total short-term investments (Cost $140,821,444)				140,821,444
Total investments in securities (Cost $241,050,203)	76.76%			237,799,162
Other assets and liabilities, net	23.24			72,013,430
Total net assets	100.00%			$309,812,592

♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Macro Strategies Special Investments (Cayman) Ltd., the consolidated entity.

Abbreviations:
REIT	Real estate investment trust
TIPS	Treasury Inflation-Protected Securities
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$0	$532,043,929	$(391,222,485)	$0	$0	$140,821,444	140,821,444	$1,544,524
The accompanying notes are an integral part of these consolidated financial statements.
36 | Allspring Macro Strategies Portfolio

Consolidated portfolio of investments—April 30, 2024

Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	10,588,823	AUD	16,241,000	Morgan Stanley Co.	5-15-2024	$63,776	$0
USD	42,387,899	AUD	65,142,000	Morgan Stanley Co.	5-15-2024	172,356	0
AUD	607,000	USD	394,800	Morgan Stanley Co.	5-15-2024	0	(1,431)
AUD	3,433,000	USD	2,232,864	Morgan Stanley Co.	5-15-2024	0	(8,095)
USD	8,693,738	BRL	44,232,000	Morgan Stanley Co.	5-15-2024	185,893	0
BRL	3,833,000	USD	740,433	Morgan Stanley Co.	5-15-2024	0	(3,171)
USD	18,114,568	CAD	24,796,000	Morgan Stanley Co.	5-15-2024	98,798	0
USD	10,490,095	CAD	14,429,000	Morgan Stanley Co.	5-15-2024	6,568	0
CAD	1,511,000	USD	1,101,447	Morgan Stanley Co.	5-15-2024	0	(3,615)
CAD	682,000	USD	497,806	Morgan Stanley Co.	5-15-2024	0	(2,292)
CAD	808,000	USD	589,775	Morgan Stanley Co.	5-15-2024	0	(2,715)
USD	15,708,412	CHF	14,289,000	Morgan Stanley Co.	5-15-2024	143,381	0
CHF	10,816,000	USD	11,890,418	Morgan Stanley Co.	5-15-2024	0	(108,532)
CHF	1,004,000	USD	1,108,178	Morgan Stanley Co.	5-15-2024	0	(14,519)
CHF	775,000	USD	850,065	Morgan Stanley Co.	5-15-2024	0	(5,856)
CHF	359,000	USD	393,772	Morgan Stanley Co.	5-15-2024	0	(2,713)
USD	7,240,006	CLP	6,900,305,000	Morgan Stanley Co.	5-15-2024	53,926	0
USD	12,672,496	CZK	300,015,000	Morgan Stanley Co.	5-15-2024	0	(56,280)
CZK	19,580,000	USD	826,828	Morgan Stanley Co.	5-15-2024	3,896	0
CZK	10,055,000	USD	427,984	Morgan Stanley Co.	5-15-2024	0	(1,379)
USD	15,942,084	EUR	14,817,000	Morgan Stanley Co.	5-15-2024	121,897	0
EUR	943,000	USD	1,006,973	Morgan Stanley Co.	5-15-2024	0	(127)
EUR	487,000	USD	521,989	Morgan Stanley Co.	5-15-2024	0	(2,016)
USD	13,478,468	GBP	10,737,000	Morgan Stanley Co.	5-15-2024	61,198	0
GBP	690,000	USD	857,739	Morgan Stanley Co.	5-15-2024	4,505	0
GBP	322,000	USD	402,245	Morgan Stanley Co.	5-15-2024	135	0
USD	8,272,380	HUF	3,012,378,000	Morgan Stanley Co.	5-15-2024	64,969	0
USD	25,412,952	IDR	414,691,087,000	Morgan Stanley Co.	5-15-2024	0	(84,794)
IDR	24,027,969,000	USD	1,481,470	Morgan Stanley Co.	5-15-2024	0	(4,084)
IDR	12,446,551,000	USD	768,761	Morgan Stanley Co.	5-15-2024	0	(3,471)
USD	33,462,411	INR	2,792,639,000	Morgan Stanley Co.	5-15-2024	4,944	0
INR	202,572,000	USD	2,430,145	Morgan Stanley Co.	5-15-2024	0	(3,212)
INR	85,903,000	USD	1,031,125	Morgan Stanley Co.	5-15-2024	0	(1,956)
USD	12,628,600	JPY	1,921,372,000	Morgan Stanley Co.	5-15-2024	422,348	0
JPY	1,756,409,000	USD	11,544,348	Morgan Stanley Co.	5-15-2024	0	(386,087)
JPY	107,980,000	USD	700,851	Morgan Stanley Co.	5-15-2024	0	(14,866)
MXN	188,476,000	USD	11,362,395	Morgan Stanley Co.	5-15-2024	0	(381,145)
USD	9,559,964	NOK	103,583,000	Morgan Stanley Co.	5-15-2024	232,404	0
NOK	9,277,000	USD	844,359	Morgan Stanley Co.	5-15-2024	0	(8,973)
USD	11,720,673	NZD	19,605,000	Morgan Stanley Co.	5-15-2024	168,488	0
NZD	1,259,000	USD	755,751	Morgan Stanley Co.	5-15-2024	0	(13,889)
NZD	646,000	USD	383,504	Morgan Stanley Co.	5-15-2024	0	(2,851)
PLN	42,544,000	USD	10,703,432	Morgan Stanley Co.	5-15-2024	0	(216,397)
USD	922,287	PLN	3,724,000	Morgan Stanley Co.	5-15-2024	4,326	0
USD	10,786,717	SEK	115,502,000	Morgan Stanley Co.	5-15-2024	300,533	0
USD	42,509,195	SEK	455,716,000	Morgan Stanley Co.	5-15-2024	1,135,695	0
SEK	10,403,000	USD	954,354	Morgan Stanley Co.	5-15-2024	0	(9,888)
SEK	19,288,000	USD	1,769,449	Morgan Stanley Co.	5-15-2024	0	(18,332)
ZAR	59,000	USD	3,135	Morgan Stanley Co.	5-15-2024	0	(4)
USD	13,229,636	KRW	18,018,896,000	Morgan Stanley Co.	5-16-2024	183,573	0
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 37

Consolidated portfolio of investments—April 30, 2024

Forward foreign currency contracts (continued)
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
KRW	1,088,344,000	USD	792,589	Morgan Stanley Co.	5-16-2024	$0	$(4,605)
KRW	549,496,000	USD	399,727	Morgan Stanley Co.	5-16-2024	0	(1,880)
						$3,433,609	$(1,369,175)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
LME Copper Futures**	41	5-13-2024	$9,480,034	$10,151,323	$671,289	$0
LME Lead Futures**	6	5-13-2024	328,569	328,412	0	(157)
LME Primary Aluminum Futures**	142	5-13-2024	8,523,389	9,108,200	584,811	0
LME Zinc Futures**	7	5-13-2024	499,924	511,844	11,920	0
CAC 40 Index	140	5-17-2024	11,870,762	11,886,160	15,398	0
Light Sweet Crude Oil Futures**	24	5-21-2024	2,036,959	1,966,320	0	(70,639)
Brent Crude Oil Futures**	34	5-31-2024	3,018,569	2,935,220	0	(83,349)
NY Harbor ULSD Futures**	48	5-31-2024	5,359,541	5,095,642	0	(263,899)
10-Year Euro BUND Index	467	6-6-2024	65,907,015	64,829,616	0	(1,077,399)
Gas Oil Futures**	28	6-12-2024	2,214,874	2,173,500	0	(41,374)
TOPIX Index	229	6-13-2024	39,221,426	39,886,060	664,634	0
Euro Futures	199	6-17-2024	27,167,737	26,612,519	0	(555,218)
10-Year U.S. Treasury Notes	1,181	6-18-2024	131,299,623	126,883,688	0	(4,415,935)
Bloomberg Commodity Index**	1	6-18-2024	9,844	10,167	323	0
S&P ASX Share Price Index 200	122	6-20-2024	15,300,056	15,183,949	0	(116,107)
S&P/TSX 60 Index	116	6-20-2024	22,249,146	22,000,944	0	(248,202)
DAX Index	25	6-21-2024	12,168,977	12,069,371	0	(99,606)
E-Mini Energy Select Sector Futures	133	6-21-2024	13,731,056	13,100,500	0	(630,556)
E-Mini NASDAQ 100 Index	102	6-21-2024	37,321,450	35,845,350	0	(1,476,100)
E-Mini S&P 500 Index	312	6-21-2024	81,312,632	79,045,200	0	(2,267,432)
FTSE 100 Index	149	6-21-2024	14,459,402	15,189,738	730,336	0
Henry Hub Natural Gas Futures**	128	6-26-2024	2,990,186	2,968,320	0	(21,866)
Long Gilt Futures	1,000	6-26-2024	121,748,189	119,681,915	0	(2,066,274)
Live Cattle Futures**	3	6-28-2024	209,080	209,970	890	0
Number 2 Cotton Futures**	20	7-9-2024	820,009	784,300	0	(35,709)
Corn Futures**	77	7-12-2024	1,693,337	1,719,988	26,651	0
Soybean Futures**	116	7-12-2024	6,725,551	6,745,400	19,849	0
Soybean Meal Futures**	124	7-12-2024	4,169,362	4,363,560	194,198	0
Wheat Futures**	83	7-12-2024	2,345,073	2,503,488	158,415	0
Cocoa Futures**	40	7-16-2024	4,148,308	3,713,200	0	(435,108)
Short
LME Copper Futures**	(29)	5-13-2024	(6,650,627)	(7,180,204)	0	(529,577)
LME Lead Futures**	(82)	5-13-2024	(4,268,194)	(4,488,291)	0	(220,097)
LME Nickel Futures**	(17)	5-13-2024	(1,808,577)	(1,948,404)	0	(139,827)
LME Primary Aluminum Futures**	(82)	5-13-2024	(4,748,457)	(5,259,665)	0	(511,208)
LME Zinc Futures**	(54)	5-13-2024	(3,399,024)	(3,948,507)	0	(549,483)
Reformulated Gasoline Blendstock for Oxygen Blending Futures**	(34)	5-31-2024	(3,964,101)	(3,843,034)	121,067	0
Lean Hogs Futures**	(64)	6-14-2024	(2,579,804)	(2,623,360)	0	(43,556)
10-Year Australian Bond	(269)	6-17-2024	(20,023,259)	(19,609,360)	413,899	0
New Zealand Dollar Futures	(676)	6-17-2024	(40,846,271)	(39,867,100)	979,171	0
Swiss Franc Futures	(214)	6-17-2024	(30,473,760)	(29,259,150)	1,214,610	0
Ultra Long Term U.S. Treasury Bond	(208)	6-18-2024	(26,252,930)	(24,869,000)	1,383,930	0
The accompanying notes are an integral part of these consolidated financial statements.
38 | Allspring Macro Strategies Portfolio

Consolidated portfolio of investments—April 30, 2024

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short (continued)
10-Year Canadian Bond	(197)	6-19-2024	$(17,036,035)	$(16,741,387)	$294,648	$0
E-Mini Russell 2000 Index	(184)	6-21-2024	(18,045,614)	(18,267,520)	0	(221,906)
Euro STOXX 50 Index	(166)	6-21-2024	(8,794,401)	(8,675,295)	119,106	0
MSCI Emerging Markets Index	(443)	6-21-2024	(23,122,735)	(23,080,300)	42,435	0
U.S. Real Estate Futures	(526)	6-21-2024	(17,963,906)	(16,726,800)	1,237,106	0
Gold 100 Troy Ounces Futures**	(30)	6-26-2024	(6,619,538)	(6,908,700)	0	(289,162)
Number 11 World Sugar Futures**	(164)	6-28-2024	(3,537,438)	(3,565,229)	0	(27,791)
Hard Red Winter Wheat Futures**	(2)	7-12-2024	(63,167)	(63,525)	0	(358)
Soybean Oil Futures**	(30)	7-12-2024	(838,323)	(774,180)	64,143	0
C Coffee Futures**	(9)	7-19-2024	(727,476)	(731,194)	0	(3,718)
Silver Futures**	(16)	7-29-2024	(2,276,696)	(2,132,320)	144,376	0
					$9,093,205	$(16,441,613)

**	Represents an investment held in Macro Strategies Special Investments (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 39

Consolidated statement of assets and liabilities—April 30, 2024
Consolidated financial statements
Consolidated statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $100,228,759)	$96,977,718
Investments in affiliated securities, at value (cost $140,821,444)	140,821,444
Cash at broker segregated for futures contracts	71,794,000
Receivable for daily variation margin on open futures contracts	3,730,800
Unrealized gains on forward foreign currency contracts	3,433,609
Receivable for interest	897,679
Total assets	317,655,250
Liabilities
Payable for daily variation margin on open futures contracts	5,315,105
Unrealized losses on forward foreign currency contracts	1,369,175
Cash collateral due to broker for forward foreign currency contracts	300,000
Advisory fee payable	100,843
Overdraft due to custodian bank	6,889
Accrued expenses and other liabilities	750,646
Total liabilities	7,842,658
Total net assets	$309,812,592
The accompanying notes are an integral part of these consolidated financial statements.
40 | Allspring Macro Strategies Portfolio

Consolidated Statement of operations— year ended April 30, 20241
Consolidated statement of operations
Investment income
Income from affiliated securities	$1,544,524
Interest	1,028,378
Dividends	76,398
Total investment income	2,649,300
Expenses
Advisory fee	173,733
Custody and accounting fees	1,598
Professional fees	54,444
Interest holder report expenses	2,055
Trustees’ fees and expenses	3,014
Other fees and expenses	2,603
Total expenses	237,447
Net investment income	2,411,853
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	62,107
Foreign currency and foreign currency translations	(510)
Forward foreign currency contracts	1,058,528
Futures contracts	(3,068,533)
Net realized losses on investments	(1,948,408)
Net change in unrealized gains (losses) on
Unaffiliated securities	(3,251,041)
Foreign currency and foreign currency translations	150
Forward foreign currency contracts	2,064,434
Futures contracts	(7,348,408)
Net change in unrealized gains (losses) on investments	(8,534,865)
Net realized and unrealized gains (losses) on investments	(10,483,273)
Net decrease in net assets resulting from operations	$(8,071,420)
1 For the period from March 11, 2024 (commencement of operations) to April 30, 2024
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 41

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
Year Ended April 30, 2024[1]
Operations
Net investment income	$2,411,853
Net realized losses on investments	(1,948,408)
Net change in unrealized gains (losses) on investments	(8,534,865)
Net decrease in net assets resulting from operations	(8,071,420)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	431,572,633
Withdrawals	(113,688,621)
Net increase in net assets resulting from capital transactions	317,884,012
Total increase in net assets	309,812,592
Net assets
Beginning of period	0
End of period	$309,812,592
1 For the period from March 11, 2024 (commencement of operations) to April 30, 2024
The accompanying notes are an integral part of these consolidated financial statements.
42 | Allspring Macro Strategies Portfolio

Consolidated financial highlights
Consolidated financial highlights

Year ended April 30
2024[1]
Total return[2]	(2.53)%
Ratios to average net assets (annualized)
Expenses	0.47%
Net investment income	4.76%
Supplemental data
Portfolio turnover rate	1%

[1]	For the period from March 11, 2024 (commencement of operations) to April 30, 2024
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 43

Notes to consolidated financial statements
Notes to consolidated financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Macro Strategies Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.
INVESTMENT IN SUBSIDIARY
The Portfolio invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Macro Strategies Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on November 21, 2023 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of April 30, 2024, the Subsidiary had $75,610,137 of investments in affiliates and cash at broker segregated for futures contacts representing 100.32% of its net assets. As of April 30, 2024, the Portfolio held $75,370,648 in the Subsidiary, representing 32.15% of the Portfolio’s net assets prior to consolidation.
The consolidated financial statements of the Portfolio include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Portfolio and the Subsidiary and the consolidated financial statements include the accounts of the Portfolio and the Subsidiary. Accordingly, all interfund balances and transactions between the Portfolio and the Subsidiary have been eliminated in consolidation.
3.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded
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Notes to consolidated financial statements
and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodity prices, foreign exchange rates and is subject to interest rate risk, equity price risk, commodity price risk, foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Allspring Macro Strategies Portfolio | 45

Notes to consolidated financial statements
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a disregarded entity for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been earned by the interest holder.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $236,103,254 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$380,511
Gross unrealized losses	(3,968,577)
Net unrealized losses	$(3,588,066)
4.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Real estate	$18,125,060	$0	$0	$18,125,060
U.S. Treasury securities	78,852,658	0	0	78,852,658
Short-term investments
Investment companies	140,821,444	0	0	140,821,444
	237,799,162	0	0	237,799,162
Forward foreign currency contracts	0	3,433,609	0	3,433,609
Futures contracts	9,093,205	0	0	9,093,205
Total assets	$246,892,367	$3,433,609	$0	$250,325,976
Liabilities
Forward foreign currency contracts	$0	$1,369,175	$0	$1,369,175
Futures contracts	16,441,613	0	0	16,441,613
Total liabilities	$16,441,613	$1,369,175	$0	$17,810,788
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following each Consolidated  Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Consolidated  Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
At April 30, 2024, the Portfolio did not have any transfers into/out of Level 3.
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Notes to consolidated financial statements
5.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.350%
Next $4 billion	0.325
Over $5 billion	0.300
For the period ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring UK”), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Portfolio. Allspring Investments receives a subadvisory fee at an annual rate starting at 0.100% and declining to 0.075% as the average daily net assets of the Portfolio increase. Allspring UK receives a subadvisory fee for portfolio management services on the assets it co-manages with Allspring Investments at an annual rate starting at 0.100% and declining to 0.075% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions for the period from March 11, 2024 (commencement of operations) to  April 30, 2024.
6.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period from March 11, 2024 (commencement of operations) to April 30, 2024 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$79,499,321	$20,682,905	$0	$830,941
7.
DERIVATIVE TRANSACTIONS
During the period from March 11, 2024 (commencement of operations) to April 30, 2024, the Portfolio entered into futures contracts to speculate on equities, fixed income, currencies and commodities directly. The Portfolio also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Portfolio’s derivative activity during the period from March 11, 2024 (commencement of operations) to April 30, 2024 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$13,350,604
Average contract amounts to sell	36,722,320
Futures contracts
Average notional balance on long futures	$98,811,027
Average notional balance on short futures	39,015,560
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
Allspring Macro Strategies Portfolio | 47

Notes to consolidated financial statements
The fair value of derivative instruments as of April 30, 2024 by primary risk type was as follows for the Portfolio:
	Interest rate risk	Commodity risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$0	$3,433,609	$3,433,609
Futures contracts	2,092,477 *	1,997,932 *	2,809,015 *	2,193,781 *	9,093,205
	$2,092,477	$1,997,932	$2,809,015	$5,627,390	$12,526,814
Liability derivatives
Forward foreign currency contracts	$0	$0	$0	$1,369,175	$1,369,175
Futures contracts	7,559,608 *	3,266,878 *	5,059,909 *	555,218 *	16,441,613
	$7,559,608	$3,266,878	$5,059,909	$1,924,393	$17,810,788

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated  Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Consolidated  Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the period from March 11, 2024 (commencement of operations) to April 30, 2024 was as follows:
	INTEREST RATE RISK	Commodity risk	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$1,058,528	$1,058,528
Futures contracts	(4,791,893)	721,641	556,026	445,693	(3,068,533)
	$(4,791,893)	$721,641	$556,026	$1,504,221	$(2,010,005)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$2,064,434	$2,064,434
Futures contracts	(5,467,131)	(1,268,946)	(2,250,894)	1,638,563	(7,348,408)
	$(5,467,131)	$(1,268,946)	$(2,250,894)	$3,702,997	$(5,283,974)
For certain types of derivative transactions, the Portfolio  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley Co.	$3,433,609	$(1,369,175)	$0	$2,064,434

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Morgan Stanley Co.	$1,369,175	$(1,369,175)	$0	$0
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts
48 | Allspring Macro Strategies Portfolio

Notes to consolidated financial statements
indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring Macro Strategies Portfolio | 49

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Macro Strategies Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the consolidated portfolio of investments, as of April 30, 2024, the related consolidated statements of operations and changes in net assets for the period from March 11, 2024 (commencement of operations) to April 30, 2024, and the related notes (collectively, the consolidated financial statements) and the financial highlights for the period from March 11, 2024 to April 30, 2024. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2024, the results of its operations, the changes in its net assets, and the financial highlights for the period from March 11, 2024 to April 30, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
50 | Allspring Macro Strategies Portfolio

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 14% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $25,081,060 of income dividends paid during the fiscal year ended April 30, 2024 has been designated as qualified dividend income (QDI).
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Absolute Return Fund | 51

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

52 | Allspring Absolute Return Fund

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Absolute Return Fund | 53

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

54 | Allspring Absolute Return Fund

 | 55

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-fhfo7moa 06-24
AR3355 04-24

Allspring Asset Allocation Fund
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Asset Allocation Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Asset Allocation Fund for the 11-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Asset Allocation Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Asset Allocation Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Asset Allocation Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Asset Allocation Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Petros N. Bocray, CFA, FRM, Travis L. Keshemberg, CFA, CIPM, FRM, David Kowalske, Jr.†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EAAFX)	7-29-1996	4.69	4.98	3.67	11.05	6.22	4.28	1.19	1.12
Class C (EACFX)	10-3-2002	9.23	5.56	3.72	10.23	5.56	3.72	1.94	1.87
Administrator Class (EAIFX)	10-3-2002	–	–	–	11.30	6.79	4.66	1.12	0.95
Institutional Class (EAAIX)	11-30-2012	–	–	–	11.51	6.57	4.66	0.87	0.80
Russell 3000® Index[3]	–	–	–	–	22.30	12.43	11.81	–	–
Bloomberg U.S. Aggregate Bond Index[4]	–	–	–	–	-1.47	-0.16	1.20	–	–
Asset Allocation Blended Index[5]	–	–	–	–	11.08	6.76	6.23	–	–
MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	9.32	5.03	3.93	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.44% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.12% for Class A, 1.87% for Class C, 0.95% for Administrator Class and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio
(the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[4]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.–dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]
Source:  Allspring Funds Management, LLC. The Asset Allocation Blended Index is composed of the 45% Russell 3000® Index, 35% of the Bloomberg U.S. Aggregate Bond
Index and 20% of the MSCI ACWI ex USA Index (Net). Prior to June 16, 2018, it was comprised of 65% of the MSCI ACWI Index (Net) and 35% of the Bloomberg
U.S. Aggregate Bond Index. You cannot invest directly in an index.

[6]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

†	Mr. Kowalske became a portfolio manager of the Fund effective January 16, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Asset Allocation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index, Bloomberg U.S. Aggregate Bond Index, Asset Allocation
Blended Index and MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Investing involves risk, including the possible loss of principal. Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds in which the Fund invests. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Asset Allocation Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned 12.20%, outperforming the Asset Allocation Fund Blended Index, which returned 12.12% for the 11-month period that ended April 30, 2024.
•Strong relative performance within fixed income investments had the largest positive impact on performance.
•The Tactical Asset Allocation (TAA) overlay was the largest single detractor from relative performance over the period.
Resilient economic growth and persistent inflation led to strong stock returns but poor fixed income returns.
The trailing 11-month period featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty. The broad equity market posted strong gains while bonds had negative returns over the period.

Ten largest holdings (%) as of April 30, 2024[1]
Allspring Managed Fixed Income Portfolio	22.03
Allspring Disciplined U.S. Core Fund Class R6	13.59
Allspring Large Company Value Portfolio	11.56
Allspring Disciplined International Developed Markets Portfolio	10.32
Allspring Diversified Large Cap Growth Portfolio	8.21
Allspring Core Bond Portfolio	6.17
iShares Core MSCI EAFE ETF	3.98
Allspring Large Cap Value Portfolio	3.47
Allspring Real Return Portfolio	3.43
Allspring Emerging Markets Equity Income Fund Class R6	2.82

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The period saw strong performance in the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s return of 21.83%. Broad foreign markets lagged a bit but still posted good results, as reflected by the MSCI ACWI ex USA Index (Net) return of 13.45%. In the face of a rate hike by the U.S. Federal Reserve (Fed) in July and persistently high inflation, the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -0.38%.
Allocations among the portfolio’s core holdings remained fairly stable over the period. In December, we slightly increased the Fund’s emerging market equity exposure to align it with that of the benchmark. In February, we reduced exposure to high yield bonds and increased our holdings in investment-grade fixed income. The Fund’s TAA overlay was active throughout the year as it sought to take advantage of the surprisingly strong economic activity.
Strong relative performance from both equity and fixed income mandates added to performance.
Most of the underlying equity and fixed income mandates outperformed their underlying style-specific mandates over the period. Stock selection was particularly strong within the U.S. core, U.S. value, and emerging market portfolios. Within fixed income, the overweight to credit within the investment-grade portfolio and exposure to growth-sensitive assets within the inflation-sensitive portfolio also contributed to relative performance.
The TAA overlay detracted from relative performance.
The TAA overlay was the largest detractor from relative performance, reducing performance by about 37 basis points (bps; 100 bps equal 1.00%) over the entire period. Early in the period, the overlay was defensively postured, but we started to add more risk in the second half of 2023 as signs of progress on the inflation front and the odds of a soft landing increased. This year, we have continued to add risk to take advantage of surprisingly strong economic growth that has occurred despite higher rates and persistent inflation. The Fund’s long position in the yen, its exposure to U.S. small-cap stocks with respect to U.S. large caps, and its long position in U.S. 10-year Treasury bonds were the largest detractors from performance.

Allocation (%) as of April 30, 2024
	Neutral allocation	Effective allocation[1]
Stock Funds	65	49
Bond Funds	35	41
International Equity Funds	0	20
Effective Cash	0	(10)

[1]
Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.

Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Fed. We expect U.S. inflation is likely to come down further, although progress will be slower. Sticky inflation in the services sector will take longer to decline, while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While the level and breadth of inflation continue to drop, the U.S. annual rate of inflation has stabilized at a 4% level.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and

8 | Allspring Asset Allocation Fund

Performance highlights (unaudited)
bonds, and we expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well, and despite the inverted yield curve, we expect to see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S.
stocks given the negative outlook for China. We also remain cautious on commodities based on the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.

Allspring Asset Allocation Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,148.57	$5.07	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Class C
Actual	$1,000.00	$1,144.25	$9.01	1.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.47	1.69%
Administrator Class
Actual	$1,000.00	$1,149.84	$3.90	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.23	$3.67	0.73%
Institutional Class
Actual	$1,000.00	$1,150.41	$3.37	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.17	0.63%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

10 | Allspring Asset Allocation Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Shares	Value
Investment companies: 98.63%
Affiliated master portfolios: 70.11%
Allspring Core Bond Portfolio			$90,701,809
Allspring Disciplined International Developed Markets Portfolio			151,795,020
Allspring Diversified Large Cap Growth Portfolio			120,660,450
Allspring Emerging Growth Portfolio			16,129,421
Allspring Large Cap Value Portfolio			50,987,644
Allspring Large Company Value Portfolio			170,027,065
Allspring Managed Fixed Income Portfolio			323,932,016
Allspring Real Return Portfolio			50,483,555
Allspring Small Company Growth Portfolio			16,399,321
Allspring Small Company Value Portfolio			39,632,229
			1,030,748,530
Exchange-traded funds: 9.30%
Energy Select Sector SPDR Fund		212,332	19,857,289
iShares Core MSCI EAFE ETF		814,170	58,457,406
iShares Core U.S. Aggregate Bond ETF		189,937	18,087,700
iShares Russell 1000 Growth ETF		124,962	40,342,732
			136,745,127
Stock funds: 19.22%
Allspring Disciplined U.S. Core Fund Class R6♠		9,384,351	199,886,672
Allspring Emerging Markets Equity Fund Class R6♠		1,632,798	41,277,140
Allspring Emerging Markets Equity Income Fund Class R6♠		3,591,357	41,408,345
			282,572,157
Total investment companies (Cost $1,343,824,270)			1,450,065,814
Total investments in securities (Cost $1,343,824,270)	98.63%		1,450,065,814
Other assets and liabilities, net	1.37		20,173,525
Total net assets	100.00%		$1,470,239,339

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Disciplined U.S. Core Fund Class R6	$179,645,604	$36,999,023	$(45,720,348)	$1,402,576	$27,559,817	$199,886,672
Allspring Emerging Markets Equity Fund Class R6	16,968,005	24,518,853	(2,325,815)	67,203	2,048,894	41,277,140
Allspring Emerging Markets Equity Income Fund Class R6	16,835,136	24,266,080	(4,730,201)	318,535	4,718,795	41,408,345
				$1,788,314	$34,327,506	$282,572,157
The accompanying notes are an integral part of these financial statements.
Allspring Asset Allocation Fund | 11

Portfolio of investments—April 30, 2024

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Disciplined U.S. Core Fund Class R6	9,384,351	$2,047,383	$13,382,094
Allspring Emerging Markets Equity Fund Class R6	1,632,798	493,359	0
Allspring Emerging Markets Equity Income Fund Class R6	3,591,357	488,762	0
		$3,029,504	$13,382,094
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Core Bond Portfolio	1.74%	1.81%	$(3,385,760)	$(141,174)	$3,310,048	$0	$135,151	$90,701,809
Allspring Disciplined International Developed Markets Portfolio	85.71	51.18	938,416	11,373,079	6,667	3,067,185	160,483	151,795,020
Allspring Diversified Large Cap Growth Portfolio	83.71	99.99	31,855,800	(2,618,932)	2,646	826,365	63,856	120,660,450
Allspring Emerging Growth Portfolio	4.37	5.81	236,696	831,645	147	16,878	12,815	16,129,421
Allspring Factor Enhanced Emerging Markets Equity Portfolio	16.43	0.00	859,537	(159,722)	1,101	297,636	19,077	0
Allspring Factor Enhanced International Equity Portfolio	9.71	0.00	6,397,730	(4,114,843)	2,494	233,191	60,638	0
Allspring Large Cap Value Portfolio	17.53	21.19	12,038,336	(4,440,832)	403	892,833	54,442	50,987,644
Allspring Large Company Value Portfolio	84.18	99.99	13,322,153	16,713,306	14,391	2,820,206	138,083	170,027,065
Allspring Managed Fixed Income Portfolio	81.08	99.99	(7,179,073)	(1,687,896)	10,790,789	0	191,245	323,932,016
Allspring Real Return Portfolio	21.28	21.18	(1,241,831)	488,123	1,210,262	140,228	419,402	50,483,555
Allspring Small Company Growth Portfolio	2.02	3.09	1,550,040	472,386	0	56,340	19,797	16,399,321
Allspring Small Company Value Portfolio	6.72	5.53	2,163,978	4,355,429	90	651,102	16,719	39,632,229
			$57,556,022	$21,070,569	$15,339,038	$9,001,964	$1,291,708	$1,030,748,530
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
TOPIX Index	254	6-13-2024	$43,425,533	$44,240,434	$814,901	$0
Euro Futures	334	6-17-2024	45,760,853	44,666,238	0	(1,094,615)
S&P/TSX 60 Index	78	6-20-2024	14,864,006	14,793,738	0	(70,268)
E-Mini NASDAQ 100 Index	126	6-21-2024	46,100,000	44,279,550	0	(1,820,450)
E-Mini Russell 1000 Growth Index	186	6-21-2024	31,304,561	30,431,460	0	(873,101)
E-Mini S&P 500 Index	262	6-21-2024	67,641,735	66,377,700	0	(1,264,035)
Long Gilt Futures	858	6-26-2024	103,668,978	102,687,083	0	(981,895)
The accompanying notes are an integral part of these financial statements.
12 | Allspring Asset Allocation Fund

Portfolio of investments—April 30, 2024

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
New Zealand Dollar Futures	(736)	6-17-2024	$(45,247,924)	$(43,405,600)	$1,842,324	$0
Swiss Franc Futures	(319)	6-17-2024	(45,890,787)	(43,615,275)	2,275,512	0
10-Year U.S. Treasury Notes	(375)	6-18-2024	(40,508,454)	(40,289,062)	219,392	0
Canadian Dollar Futures	(607)	6-18-2024	(44,105,903)	(44,144,075)	0	(38,172)
Ultra Long Term U.S. Treasury Bond	(117)	6-18-2024	(14,773,836)	(13,988,813)	785,023	0
E-Mini Russell 1000 Value Index	(369)	6-21-2024	(31,920,681)	(31,287,510)	633,171	0
E-Mini Russell 2000 Index	(301)	6-21-2024	(29,454,727)	(29,883,280)	0	(428,553)
Euro STOXX 50 Index	(557)	6-21-2024	(29,508,936)	(29,109,272)	399,664	0
MSCI Emerging Markets Index	(882)	6-21-2024	(46,150,839)	(45,952,200)	198,639	0
					$7,168,626	$(6,571,089)
The accompanying notes are an integral part of these financial statements.
Allspring Asset Allocation Fund | 13

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $976,274,391)	$1,030,748,530
Investments in unaffiliated securities, at value (cost $134,964,993)	136,745,127
Investments in affiliated Underlying Funds, at value (cost $232,584,886)	282,572,157
Cash	30,790
Cash at broker segregated for futures contracts	19,498,102
Receivable for daily variation margin on open futures contracts	4,683,630
Receivable for investments sold	1,071,099
Receivable for Fund shares sold	107,624
Prepaid expenses and other assets	132,211
Total assets	1,475,589,270
Liabilities
Payable for daily variation margin on open futures contracts	3,576,597
Payable for Fund shares redeemed	947,800
Shareholder servicing fees payable	272,494
Administration fees payable	228,374
Management fee payable	215,060
Distribution fees payable	11,401
Trustees’ fees and expenses payable	1,114
Accrued expenses and other liabilities	97,091
Total liabilities	5,349,931
Total net assets	$1,470,239,339
Net assets consist of
Paid-in capital	$1,296,552,749
Total distributable earnings	173,686,590
Total net assets	$1,470,239,339
Computation of net asset value and offering price per share
Net assets–Class A	$1,157,318,196
Shares outstanding–Class A1	82,252,752
Net asset value per share–Class A	$14.07
Maximum offering price per share – Class A2	$14.93
Net assets–Class C	$18,069,333
Shares outstanding–Class C1	1,279,914
Net asset value per share–Class C	$14.12
Net assets–Administrator Class	$130,116,251
Shares outstanding–Administrator Class[1]	8,925,526
Net asset value per share–Administrator Class	$14.58
Net assets–Institutional Class	$164,735,559
Shares outstanding–Institutional Class[1]	11,645,065
Net asset value per share–Institutional Class	$14.15
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Asset Allocation Fund

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Interest allocated from affiliated Master Portfolios	$15,339,038	$16,196,175
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $749,721 and $792,352, respectively)	9,001,964	13,055,349
Dividends from unaffiliated securities	3,612,517	2,831,731
Dividends from affiliated Underlying Funds	3,029,504	3,390,367
Affiliated income allocated from affiliated Master Portfolios	1,291,708	624,823
Interest	633,041	178,042
Expenses allocated from affiliated Master Portfolios	(4,417,356)	(5,387,349)
Waivers allocated from affiliated Master Portfolios	456,103	621,670
Total investment income	28,946,519	31,510,808
Expenses
Management fee	3,455,524	3,877,758
Administration fees
Class A	2,054,200	2,413,958
Class C	32,553	49,327
Class R	241 [2]	4,773
Administrator Class	43,147	19,707
Institutional Class	196,637	241,327
Shareholder servicing fees
Class A	2,554,954	2,869,585
Class C	40,402	58,443
Class R	279 [2]	5,548
Administrator Class	82,616	37,522
Distribution fees
Class C	120,924	174,713
Class R	268 [2]	5,414
Custody and accounting fees	284	38,379
Professional fees	60,270	21,301
Registration fees	77,186	74,577
Shareholder report expenses	83,160	76,106
Trustees’ fees and expenses	24,302	21,213
Other fees and expenses	37,319	21,600
Total expenses	8,864,266	10,011,251
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,233,540)	(688,020)
Class A	(7,764)	(192,135)
Class C	(205)	(2,001)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2 For the period from June 1, 2023 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Asset Allocation Fund | 15

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Administrator Class	(48,418)	(17,337)
Institutional Class	0	(30,853)
Net expenses	7,574,339	9,080,905
Net investment income	21,372,180	22,429,903
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Investments allocated from affiliated Master Portfolios	$57,556,022	$(14,680,399)
Affiliated Underlying Funds	1,788,314	(7,526,006)
Unaffiliated securities	862,242	(8,776,157)
Foreign currency and foreign currency translations	7,641	(33,635)
Futures contracts	3,176,364	(9,923,487)
Capital gain distributions from affiliated Underlying Funds	13,382,094	20,934,054
Net realized gains (losses) on investments	76,772,677	(20,005,630)
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	21,070,569	(27,672,688)
Affiliated Underlying Funds	34,327,506	(17,338,473)
Unaffiliated securities	1,818,581	6,805,373
Foreign currency and foreign currency translations	0	(1,883)
Futures contracts	(5,882,650)	6,282,467
Net change in unrealized gains (losses) on investments	51,334,006	(31,925,204)
Net realized and unrealized gains (losses) on investments	128,106,683	(51,930,834)
Net increase (decrease) in net assets resulting from operations	$149,478,863	$(29,500,931)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Asset Allocation Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$21,372,180		$22,429,903		$21,071,267
Net realized gains (losses) on investments		76,772,677		(20,005,630)		83,811,245
Net change in unrealized gains (losses) on investments		51,334,006		(31,925,204)		(226,564,977)
Net increase (decrease) in net assets resulting from operations		149,478,863		(29,500,931)		(121,682,465)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(59,268,484)		(202,891,728)
Class C		0		(417,954)		(5,423,558)
Class R		0 [2]		(104,644)		(467,417)
Administrator Class		0		(824,492)		(3,106,447)
Institutional Class		0		(9,997,099)		(36,625,295)
Tax basis return of capital
Class A		0		(10,824,660)		0
Class C		0		(221,191)		0
Class R		0 [2]		(21,404)		0
Administrator Class		0		(142,749)		0
Institutional Class		0		(1,748,098)		0
Total distributions to shareholders		0		(83,570,775)		(248,514,445)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	941,719	12,673,108	1,813,537	23,018,937	2,611,398	40,863,057
Class C	91,177	1,229,599	124,931	1,564,255	182,136	2,833,723
Class R	335 [2]	4,290 [2]	22,912	291,574	12,849	202,101
Administrator Class	83,622	1,224,645	26,450	347,283	52,285	846,945
Institutional Class	1,051,624	14,223,541	1,188,690	15,093,300	1,834,135	29,224,220
		29,355,183		40,315,349		73,970,046
Reinvestment of distributions
Class A	0	0	5,117,002	63,358,699	12,001,744	182,452,406
Class C	0	0	49,303	621,218	357,553	5,298,942
Class R	0 [2]	0 [2]	9,646	119,256	29,730	449,906
Administrator Class	0	0	68,903	881,772	183,747	2,863,149
Institutional Class	0	0	736,589	9,131,361	1,858,632	28,382,924
		0		74,112,306		219,447,327
Payment for shares redeemed
Class A	(10,772,093)	(144,189,376)	(13,420,146)	(169,645,607)	(12,061,446)	(190,070,003)
Class C	(510,997)	(6,917,930)	(1,018,638)	(12,896,313)	(1,380,131)	(21,542,495)
Class R	(7,336)[2]	(93,180)[2]	(66,642)	(856,905)	(32,919)	(483,592)
Administrator Class	(455,372)	(6,576,285)	(417,160)	(5,415,295)	(366,341)	(5,897,327)
Institutional Class	(2,703,275)	(36,093,681)	(4,693,101)	(59,574,954)	(3,378,156)	(52,642,800)
		(193,870,452)		(248,389,074)		(270,636,217)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2 For the period from June 1, 2023 to June 16, 2023
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Asset Allocation Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
	Shares		Shares		Shares
Net asset value of shares issued in acquisition
Class A	4,553,347	$64,444,454	0	$0	0	$0
Class C	217,210	3,088,665	0	0	0	0
Administrator Class	8,298,795	121,642,998	0	0	0	0
		189,176,117		0		0
Share conversions
Class A	170,297	2,215,824	0	0	0	0
Class R	(170,723)[3]	(2,215,824)[3]	0	0	0	0
		0		0		0
Net increase (decrease) in net assets resulting from capital share transactions		24,660,848		(133,961,419)		22,781,156
Total increase (decrease) in net assets		174,139,711		(247,033,125)		(347,415,754)
Net assets
Beginning of period		1,296,099,628		1,543,132,753		1,890,548,507
End of period		$1,470,239,339		$1,296,099,628		$1,543,132,753
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
3  Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Asset Allocation Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31				Year ended April 30
Class A		2023	2022	2021	2020[2]	2020
Net asset value, beginning of period	$12.54	$13.56	$16.90	$13.57	$13.12	$13.49
Net investment income	0.21 [3]	0.20 [3]	0.18 [3]	0.18 [3]	0.02	0.21 [3]
Payment from affiliate	0.00	0.00	0.00	0.00 [4]	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.32	(0.43)	(1.20)	3.75	0.43	(0.36)
Total from investment operations	1.53	(0.23)	(1.02)	3.93	0.45	(0.15)
Distributions to shareholders from
Net investment income	0.00	(0.30)	(0.18)	(0.41)	0.00	(0.06)
Net realized gains	0.00	(0.37)	(2.14)	(0.19)	0.00	(0.16)
Tax basis return of capital	0.00	(0.12)	0.00	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.79)	(2.32)	(0.60)	0.00	(0.22)
Net asset value, end of period	$14.07	$12.54	$13.56	$16.90	$13.57	$13.12
Total return[5]	12.20%	(1.54)%	(7.42)%	29.45%[6]	3.43%	(1.26)%
Ratios to average net assets (annualized)
Gross expenses	1.08%*	1.11%*	1.09%*	1.14%*	1.21%*	1.22%*
Net expenses	0.98%*	1.04%*	1.04%*	1.04%*	1.05%*	1.05%*
Net investment income	1.71%*	1.60%*	1.15%*	1.19%*	1.22%*	1.54%*
Supplemental data
Portfolio turnover rate[7]	104%	106%	111%	137%	13%	109%
Net assets, end of period (000s omitted)	$1,157,318	$1,095,066	$1,272,420	$1,542,707	$1,287,856	$1,253,699

*
Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020[2]	0.45%
Year ended April 30, 2020	0.45%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[3]	Calculated based upon average shares outstanding
[4]	Amount is less than $0.005.
[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[6]	For year ended May 31, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
[7]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Allspring Asset Allocation Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31				Year ended April 30
Class C		2023	2022	2021	2020[2]	2020
Net asset value, beginning of period	$12.66	$13.34	$16.60	$13.01	$12.58	$12.99
Net investment income	0.12 [3]	0.11 [3]	0.06 [3]	0.06 [3]	0.01 [3]	0.11 [3]
Payment from affiliate	0.00	0.00	0.00	0.17	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.34	(0.42)	(1.18)	3.54	0.42	(0.36)
Total from investment operations	1.46	(0.31)	(1.12)	3.77	0.43	(0.25)
Distributions to shareholders from
Net realized gains	0.00	(0.25)	(2.14)	(0.18)	0.00	(0.16)
Tax basis return of capital	0.00	(0.12)	0.00	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.37)	(2.14)	(0.18)	0.00	(0.16)
Net asset value, end of period	$14.12	$12.66	$13.34	$16.60	$13.01	$12.58
Total return[4]	11.53%	(2.34)%	(8.08)%	29.19%[5]	3.42%	(2.02)%
Ratios to average net assets (annualized)
Gross expenses	1.83%*	1.85%*	1.83%*	1.89%*	1.96%*	1.97%*
Net expenses	1.72%*	1.79%*	1.78%*	1.79%*	1.79%*	1.80%*
Net investment income	0.97%*	0.83%*	0.38%*	0.43%*	0.47%*	0.82%*
Supplemental data
Portfolio turnover rate[6]	104%	106%	111%	137%	13%	109%
Net assets, end of period (000s omitted)	$18,069	$18,774	$31,038	$52,586	$118,081	$120,029

*
Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020[2]	0.44%
Year ended April 30, 2020	0.45%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	For year ended May 31, 2021, the Fund received a payment from an affiliate which had a 1.29% impact on the total return.
[6]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31				Year ended April 30
Administrator Class		2023	2022	2021	2020[2]	2020
Net asset value, beginning of period	$12.97	$13.89	$17.25	$13.75	$13.29	$13.66
Net investment income	0.24 [3]	0.23 [3]	0.21 [3]	0.21 [3]	0.02 [3]	0.24 [3]
Payment from affiliate	0.00	0.00	0.00	0.12	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.37	(0.31)	(1.22)	3.81	0.44	(0.37)
Total from investment operations	1.61	(0.08)	(1.01)	4.14	0.46	(0.13)
Distributions to shareholders from
Net investment income	0.00	(0.33)	(0.21)	(0.45)	0.00	(0.08)
Net realized gains	0.00	(0.39)	(2.14)	(0.19)	0.00	(0.16)
Tax basis return of capital	0.00	(0.12)	0.00	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.84)	(2.35)	(0.64)	0.00	(0.24)
Net asset value, end of period	$14.58	$12.97	$13.89	$17.25	$13.75	$13.29
Total return[4]	12.41%	(0.39)%[5]	(7.21)%	30.62%[6]	3.46%	(1.08)%
Ratios to average net assets (annualized)
Gross expenses	1.00%*	1.02%*	1.01%*	1.06%*	1.13%*	1.14%*
Net expenses	0.76%*	0.86%*	0.86%*	0.87%*	0.86%*	0.86%*
Net investment income	1.79%*	1.78%*	1.32%*	1.36%*	1.40%*	1.74%*
Supplemental data
Portfolio turnover rate[7]	104%	106%	111%	137%	13%	109%
Net assets, end of period (000s omitted)	$130,116	$12,949	$18,332	$25,026	$21,628	$21,316

*
Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020[2]	0.45%
Year ended April 30, 2020	0.44%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]	During the year ended May 31, 2023, the Fund received payments from a service provider which had a 1.28% impact on the total return.
[6]	For year ended May 31, 2021, the Fund received a payment from an affiliate which had a 0.90% impact on the total return.
[7]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Allspring Asset Allocation Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31				Year ended April 30
Institutional Class		2023	2022	2021	2020[2]	2020
Net asset value, beginning of period	$12.57	$13.60	$16.94	$13.61	$13.14	$13.52
Net investment income	0.25 [3]	0.25 [3]	0.24 [3]	0.24	0.02 [3]	0.26 [3]
Net realized and unrealized gains (losses) on investments	1.33	(0.44)	(1.20)	3.74	0.45	(0.38)
Total from investment operations	1.58	(0.19)	(0.96)	3.98	0.47	(0.12)
Distributions to shareholders from
Net investment income	0.00	(0.35)	(0.24)	(0.46)	0.00	(0.10)
Net realized gains	0.00	(0.37)	(2.14)	(0.19)	0.00	(0.16)
Tax basis return of capital	0.00	(0.12)	0.00	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.84)	(2.38)	(0.65)	0.00	(0.26)
Net asset value, end of period	$14.15	$12.57	$13.60	$16.94	$13.61	$13.14
Total return[4]	12.57%	(1.21)%	(7.10)%	29.76%	3.58%	(1.01)%
Ratios to average net assets (annualized)
Gross expenses	0.76%*	0.78%*	0.76%*	0.81%*	0.88%*	0.89%*
Net expenses	0.66%*	0.71%*	0.71%*	0.71%*	0.72%*	0.72%*
Net investment income	2.04%*	1.92%*	1.48%*	1.52%*	1.55%*	1.88%*
Supplemental data
Portfolio turnover rate[5]	104%	106%	111%	137%	13%	109%
Net assets, end of period (000s omitted)	$164,736	$167,088	$218,479	$266,822	$231,652	$227,529

*
Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended April 30, 2024[1]	0.32%
Year ended May 31, 2023	0.35%
Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020[2]	0.45%
Year ended April 30, 2020	0.45%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
22 | Allspring Asset Allocation Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may also invest directly in securities. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov.
During the period, the Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in underlying mutual funds (other than those listed on a foreign or domestic exchange or market) are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Allspring Asset Allocation Fund | 23

Notes to financial statements
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolios are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $1,337,722,672 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$133,595,648
Gross unrealized losses	(20,654,969)
Net unrealized gains	$112,940,679
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to certain distributions paid. At April 30, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(3,106,717)	$3,106,717
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
24 | Allspring Asset Allocation Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$419,317,284	$0	$0	$419,317,284
Investments measured at net asset value*				1,030,748,530
	419,317,284	0	0	1,450,065,814
Futures contracts	7,168,626	0	0	7,168,626
Total assets	$426,485,910	$0	$0	$1,457,234,440
Liabilities
Futures contracts	$6,571,089	$0	$0	$6,571,089
Total liabilities	$6,571,089	$0	$0	$6,571,089

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of
Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $1,030,748,530. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
At April 30, 2024, the Fund did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Allspring Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation
Allspring Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Allspring Emerging Growth Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced Emerging Markets Equity Portfolio *	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio *	Seeks long-term capital appreciation
Allspring Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Allspring Large Company Value Portfolio	Seeks long-term capital appreciation
Allspring Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Allspring Small Company Growth Portfolio	Seeks long-term capital appreciation
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation
* Liquidated on December 6, 2023
Allspring Asset Allocation Fund | 25

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.300%
Next $500 million	0.280
Next $2 billion	0.260
Next $2 billion	0.240
Next $5 billion	0.230
Over $10 billion	0.220
For the eleven months ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2025 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.12%
Class C	1.87
Administrator Class	0.95
Institutional Class	0.80
26 | Allspring Asset Allocation Fund

Notes to financial statements
Prior to June 30, 2023, the Fund’s expenses were capped at 1.13% for Class A shares and 1.88% for Class C shares.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received $22,783 from the sale of Class A shares and $3 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the eleven months ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio at the end of the period by the corresponding affiliated Master Portfolio’s purchases and sales. Purchase and sales in affiliated Underlying Funds and unaffiliated securities in which the Fund invests are actual purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the eleven months ended April 30, 2024, and year ended May 31, 2023 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Year ended April 30, 2024	$367,615,517	$990,248,507	$350,878,237	$1,057,593,343
Year ended May 31, 2023	257,512,113	1,170,878,198	261,898,706	1,300,949,694
6.
DERIVATIVE TRANSACTIONS
During the eleven months ended April 30, 2024, the Fund entered into futures contracts for hedging purposes. The Fund had an average notional amount of $334,360,689 in long futures contracts and $299,538,521 in short futures contracts during the eleven months ended April 30, 2024.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2024 by primary risk type on the Statement of Assets and Liabilities was as follows for the Fund:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Futures contracts	$1,004,415 *	$2,046,375 *	$4,117,836 *	$7,168,626
Liability derivatives
Futures contracts	$981,895 *	$4,456,407 *	$1,132,787 *	$6,571,089

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the eleven months ended April 30, 2024 was as follows:
	INTEREST RATE RISK	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Futures contracts	$(7,387)	$9,435,573	$(6,251,822)	$3,176,364
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(133,896)	$(10,802,782)	$5,054,028	$(5,882,650)
Allspring Asset Allocation Fund | 27

Notes to financial statements
The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2023 was as follows:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(145,110)	$(3,851,601)	$(5,926,776)	$(9,923,487)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$108,058	$8,630,221	$(2,455,812)	$6,282,467
7.
ACQUISITION
After the close of business on February 23, 2024, the Fund acquired the net assets of Allspring Growth Balanced Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C and Administrator Class shares of Allspring Growth Balanced Fund received Class A, Class C and Administrator Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Allspring Growth Balanced Fund for 13,069,352 shares of the Fund valued at $189,176,117 at an exchange ratio of 3.31, 2.70 and 2.69 for Class A, Class C and Administrator Class shares, respectively. The investment portfolio of Allspring Growth Balanced Fund with a fair value of $177,870,281, identified cost of $152,798,312 and unrealized gains (losses) of $25,071,969 at February 23, 2024 was (if portfolio and cash is stated) the principal assets acquired by the Fund. The aggregate net assets of Allspring Growth Balanced Fund and the Fund immediately prior to the acquisition were $189,176,117 and $1,327,418,790, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,516,594,907. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Allspring Growth Balanced Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed June 1, 2023, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the eleven months ended April 30, 2024 would have been as follows:
Net investment income	$23,842,147
Net realized and unrealized gains (losses) on investments	143,818,255
Net increase in net assets resulting from operations	$167,660,402
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Allspring Growth Balanced Fund that have been included in the Fund’s Statement of Operations since February 24, 2024.
8.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Fund under the agreement.
9.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the eleven months ended April 30, 2024, and years ended May 31, 2023 and 2022 were as follows:
		Year ended May 31
	Year ended April 30, 2024	2023	2022
Ordinary income	$0	$31,441,236	$145,194,955
Long-term capital gain	0	39,171,437	103,319,490
Tax basis return of capital	0	12,958,102	0
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$21,745,343	$39,000,568	$112,940,679
28 | Allspring Asset Allocation Fund

Notes to financial statements
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Asset Allocation Fund | 29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Asset Allocation Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024, for each of the years in the three-year period ended May 31, 2023, for the period from May 1, 2020 to May 31, 2020, and for the year-ended April 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024, for each of the years in the three-year period ended May 31, 2023, for the period from May 1, 2020 to May 31, 2020, and for the year-ended April 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
30 | Allspring Asset Allocation Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Asset Allocation Fund | 33

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

34 | Allspring Asset Allocation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Asset Allocation Fund | 35

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36 | Allspring Asset Allocation Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-9tzegccz 06-24
AR4312 04-24

Allspring Core Bond Fund
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Core Bond Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Core Bond Fund for the 11-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Core Bond Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Core Bond Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Core Bond Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Core Bond Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	Maulik Bhansali, CFA, Jarad Vasquez

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (MBFAX)	10-31-2001	-5.81	-1.21	0.47	-1.34	-0.29	0.94	0.83	0.70
Class C (MBFCX)	10-31-2001	-3.13	-1.04	0.35	-2.13	-1.04	0.35	1.58	1.45
Class R6 (WTRIX)	11-30-2012	–	–	–	-0.94	0.12	1.35	0.46	0.33
Administrator Class (MNTRX)	6-30-1997	–	–	–	-1.24	-0.22	1.02	0.78	0.65
Institutional Class (MBFIX)	10-31-2001	–	–	–	-0.99	0.07	1.31	0.51	0.38
Bloomberg U.S. Aggregate Bond Index[3]	–	–	–	–	-1.47	-0.16	1.20	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, 0.33% for Class R6, 0.65% for Administrator Class and 0.38% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.–dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Core Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Core Bond Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned -0.23%, outperforming the Bloomberg U.S. Aggregate Bond Index, which returned -0.38% for the 11-month period that ended April 30, 2024.
•The largest contributor to performance during this period was security selection within the agency mortgage-backed securities (agency MBS) sector. Positioning within collateralized mortgage obligations (CMOs) and across various coupons within the passthrough segment both contributed.
•Our underweight to the commercial mortgage-backed securities (CMBS) sector detracted as spreads recovered after underperforming in early 2023. Within credit, detractors were modest but concentrated within the non-bank financial subsectors, including insurance.
U.S. economic growth appears to be at or above trend, yet investors should be vigilant around signs of a slowdown. Manufacturing activity surveys have steadied, but services activity surveys have slowed as companies prepare for uncertainties. Job growth has also slowed, with some employers pivoting to layoffs. Measures of consumer confidence have plateaued after improving late last year. Consumer spending remains strong, though there are anecdotes of lower capacity for credit, modestly rising delinquencies, and more selective buying patterns.

Ten largest holdings (%) as of April 30, 2024[1]
U.S. Treasury Notes, 4.63%, 4-30-2029	2.54
FNMA, 6.00%, 5-15-2054	2.23
U.S. Treasury Bonds, 4.25%, 2-15-2054	2.04
U.S. Treasury Notes, 0.75%, 4-30-2026	1.93
GNMA, 6.50%, 5-15-2054	1.66
U.S. Treasury Bonds, 1.75%, 8-15-2041	1.54
U.S. Treasury Notes, 0.63%, 11-30-2027	1.50
FNMA, 6.50%, 5-15-2054	1.49
U.S. Treasury Bonds, 1.13%, 8-15-2040	1.48
U.S. Treasury Notes, 1.25%, 4-30-2028	1.38

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Services categories that have a labor, financial, or fuel cost component, such as health care, utilities, and transportation, are showing persistency in inflation. Housing costs have not come down as expected given tight demand. Geopolitical risk uncertainties could further affect commodity prices and supply chains. A reversal of the U.S. dollar’s recent strength would contribute to inflation.
Despite an effort to raise interest rates to sufficiently restrictive levels, policymakers are cautious on the path forward given resilient but potentially slowing growth and persistent inflation. Importantly, participants’ projections issued in March highlighted a bias of risk that estimates of the longer-run “neutral rate” could be revised upward, as the mean estimate saw a small uptick to 2.6%. Further uncertainty about the neutral rate should shift interest rate volatility further out the yield curve. The adjustment to the pace of runoff of Treasuries to $25 billion per month is a technical adjustment, reducing the potential for stress in money markets as reserves are removed.

Overall, while financial markets are pricing in a benign outlook for growth and inflation, investors should be cognizant of increasing risks. Given persistent inflation, expectations of rate cuts have been pushed to the third quarter. At the same time, interest rate cuts historically have been a response to slower growth. The front end of the Treasury curve offers value and stability, with other curve points closer to their long-term value, yet term premiums and risk spreads are likely to remain volatile given the Federal Reserve’s data-dependent approach.
The largest contributor to Fund relative performance during this period was security selection within the agency MBS sector. Positioning within CMOs and across various coupons within the passthrough segment both contributed. An overweight to the asset-backed securities (ABS) sector contributed as spreads tightened during the period. Security selection within credit also contributed to performance. Positioning within the communications, sovereigns, and health care subsectors were among the more meaningful contributors. Our modest overweight to the credit sector performed well as spreads recovered following underperformance in early 2023. Security selection in both the ABS and CMBS sectors also contributed.
Portfolio allocation as of April 30, 2024[1]

41%
Agency securities
26%
U.S. Treasury securities
20%
Corporate bonds and notes
7%
Asset-backed securities
3%
Yankee corporate bonds and notes
2%
Non-agency mortgage-backed securities
1%
Yankee government bonds

[1]
Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

Our underweight to CMBS detracted as spreads recovered after underperforming in early 2023. Within credit, detractors were modest but concentrated within the non-bank financial subsectors, including insurance. Recently, we were underweight this area, favoring the banking subsector. Within ABS, our holdings in non-qualified mortgages underperformed the broader tightening across the sector. Our underweight to 15-year mortgages was a small detractor, but this was offset by contributions from our 20-year and conventional holdings.

8 | Allspring Core Bond Fund

Performance highlights (unaudited)
Consistent with our bottom-up process, we maintain a neutral duration. Security selection opportunities remain plentiful across credit, agency MBS, and consumer ABS. As such, we maintain small overweights across these sectors to be able to capitalize on these opportunities, offset somewhat by an underweight to CMBS, anticipating continued deterioration in commercial real estate fundamentals. We strive to remain nimble and agile, and we stand ready to take advantage of security selection opportunities where they arise.

Allspring Core Bond Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,051.71	$3.57	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%
Class C
Actual	$1,000.00	$1,047.18	$7.38	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45%
Class R6
Actual	$1,000.00	$1,053.49	$1.68	0.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.22	$1.66	0.33%
Administrator Class
Actual	$1,000.00	$1,051.81	$3.32	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%
Institutional Class
Actual	$1,000.00	$1,054.24	$1.94	0.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	$1.91	0.38%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Core Bond Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Value
Investment companies: 100.35%
Affiliated master portfolio: 100.35%
Allspring Core Bond Portfolio		$4,847,758,520
Total investment companies (Cost $5,081,243,982)		4,847,758,520
Total investments in securities (Cost $5,081,243,982)	100.35%	4,847,758,520
Other assets and liabilities, net	(0.35)	(16,942,808)
Total net assets	100.00%	$4,830,815,712
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period
Allspring Core Bond Portfolio	95.76%	96.77%	$(182,272,819)	$7,473,247	$7,609,806	$185,034,905	$4,847,758,520
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 11

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $5,081,243,982)	$4,847,758,520
Receivable for Fund shares sold	10,813,343
Receivable from manager	161,889
Prepaid expenses and other assets	183,233
Total assets	4,858,916,985
Liabilities
Payable for Fund shares redeemed	25,461,769
Dividends payable	2,169,372
Administration fees payable	274,894
Distribution fees payable	4,373
Accrued expenses and other liabilities	190,865
Total liabilities	28,101,273
Total net assets	$4,830,815,712
Net assets consist of
Paid-in capital	$5,757,760,174
Total distributable loss	(926,944,462)
Total net assets	$4,830,815,712
Computation of net asset value and offering price per share
Net assets–Class A	$271,187,961
Shares outstanding–Class A1	24,674,123
Net asset value per share–Class A	$10.99
Maximum offering price per share – Class A2	$11.51
Net assets–Class C	$7,136,797
Shares outstanding–Class C1	656,272
Net asset value per share–Class C	$10.87
Net assets–Class R6	$1,494,333,946
Shares outstanding–Class R6[1]	139,637,992
Net asset value per share–Class R6	$10.70
Net assets–Administrator Class	$193,393,978
Shares outstanding–Administrator Class[1]	18,052,888
Net asset value per share–Administrator Class	$10.71
Net assets–Institutional Class	$2,864,763,030
Shares outstanding–Institutional Class[1]	267,774,976
Net asset value per share–Institutional Class	$10.70
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Core Bond Fund

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $0 and $5,742, respectively)	$185,034,905	$144,333,199
Affiliated income allocated from affiliated Master Portfolio	7,609,806	3,703,917
Interest	5	0
Expenses allocated from affiliated Master Portfolio	(15,039,584)	(15,654,739)
Waivers allocated from affiliated Master Portfolio	1,159,276	314,456
Total investment income	178,764,408	132,696,833
Expenses
Management fee	2,099,176	2,150,423
Administration fees
Class A	371,781	464,295
Class C	9,498	11,044
Class R	109 [2]	2,175
Class R4	34 [2]	1,322
Class R6	400,063	435,096
Administrator Class	119,160	100,773
Institutional Class	1,994,259	1,959,724
Shareholder servicing fees
Class A	615,548	725,461
Class C	15,740	17,256
Class R	104 [2]	2,398
Class R4	42 [2]	1,650
Administrator Class	293,613	237,099
Distribution fees
Class C	47,218	51,767
Class R	104 [2]	2,406
Custody and accounting fees	37,419	140,021
Professional fees	58,801	45,094
Registration fees	146,666	135,647
Shareholder report expenses	63,392	283,230
Trustees’ fees and expenses	21,778	23,208
Other fees and expenses	52,288	42,453
Total expenses	6,346,793	6,832,542
Less: Fee waivers and/or expense reimbursements
Fund-level	(3,760,197)	(2,586,221)
Class A	(2,215)	0
Class R4	0 [2]	(412)
Class R6	0	(385,379)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2 For the period from June 1, 2023 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R and Class R4 shares each became Class A and Institutional Class shares of the Fund, respectively, in a tax-free conversion. Shareholders of Class R and Class R4 shares received Class A and Institutional Class shares, respectively, at a value equal to the value of their respective shares immediately prior to the conversion. Class R and Class R4 shares are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 13

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Administrator Class	(279)	0
Institutional Class	0	(676,805)
Net expenses	2,584,102	3,183,725
Net investment income	176,180,306	129,513,108
Realized and unrealized gains (losses) on investments
Net realized losses on investments allocated from affiliated Master Portfolio	(182,272,819)	(312,035,594)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	7,473,247	85,016,436
Net realized and unrealized gains (losses) on investments	(174,799,572)	(227,019,158)
Net increase (decrease) in net assets resulting from operations	$1,380,734	$(97,506,050)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Core Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$176,180,306		$129,513,108		$62,869,235
Net realized losses on investments		(182,272,819)		(312,035,594)		(160,127,410)
Net change in unrealized gains (losses) on investments		7,473,247		85,016,436		(336,112,120)
Net increase (decrease) in net assets resulting from operations		1,380,734		(97,506,050)		(433,370,295)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(9,712,170)		(7,675,142)		(6,433,689)
Class C		(201,046)		(131,223)		(110,382)
Class R		(2,333)[2]		(34,090)		(26,649)
Class R4		(1,594)[2]		(48,723)		(36,787)
Class R6		(57,542,491)		(44,157,011)		(39,431,641)
Administrator Class		(4,826,674)		(2,554,745)		(4,031,398)
Institutional Class		(106,334,309)		(74,306,035)		(58,058,159)
Total distributions to shareholders		(178,620,617)		(128,906,969)		(108,128,705)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	3,775,381	42,217,288	3,547,996	40,597,860	3,702,453	48,486,367
Class C	230,161	2,548,056	203,641	2,319,261	108,019	1,407,245
Class R	2,735 [2]	30,355 [2]	9,751	109,924	34,646	423,424
Class R4	247 [2]	2,744 [2]	81,024	891,840	28,978	375,499
Class R6	41,123,495	447,263,936	48,253,518	536,236,583	35,298,112	443,259,488
Administrator Class	13,960,930	151,000,798	1,484,991	16,856,217	2,796,248	36,167,197
Institutional Class	94,350,577	1,027,044,433	95,825,733	1,072,136,843	81,429,382	1,025,963,187
		1,670,107,610		1,669,148,528		1,556,082,407
Reinvestment of distributions
Class A	814,015	9,094,710	629,058	7,205,833	459,521	6,030,239
Class C	18,095	200,099	11,516	130,427	8,369	109,235
Class R	0 [2]	0 [2]	2,140	23,904	1,429	18,254
Class R4	0 [2]	0 [2]	4,370	48,723	2,874	36,727
Class R6	3,607,558	39,257,749	3,183,589	35,516,927	2,565,625	32,770,856
Administrator Class	434,982	4,743,442	207,042	2,323,885	297,680	3,811,913
Institutional Class	9,600,161	104,449,143	6,456,679	72,012,292	4,290,277	54,802,544
		157,745,143		117,261,991		97,579,768
Payment for shares redeemed
Class A	(4,012,900)	(44,818,619)	(7,212,437)	(82,273,020)	(4,763,948)	(62,340,443)
Class C	(199,174)	(2,203,392)	(264,946)	(3,003,853)	(467,425)	(6,084,370)
Class R	(2,903)[2]	(32,239)[2]	(17,679)	(198,692)	(43,328)	(536,185)
Class R4	(2,032)[2]	(22,570)[2]	(144,850)	(1,619,238)	(33,896)	(428,263)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2  For the period from June 1, 2023 to June 16, 2023
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 15

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
	Shares		Shares		Shares
Class R6	(37,838,638)	$(411,501,397)	(59,239,090)	$(658,796,705)	(48,563,677)	$(619,916,699)
Administrator Class	(2,661,233)	(28,819,058)	(10,522,094)	(119,107,953)	(4,352,230)	(55,087,181)
Institutional Class	(73,252,492)	(797,810,765)	(74,572,722)	(831,757,832)	(86,745,436)	(1,095,982,497)
		(1,285,208,040)		(1,696,757,293)		(1,840,375,638)
Share conversions
Class A	114,873	1,307,735	0	0	0	0
Class R	(117,853)[3]	(1,307,735)[3]	0	0	0	0
Class R4	(72,695)[3]	(806,720)[3]	0	0	0	0
Institutional Class	72,800	806,720	0	0	0	0
		0		0		0
Net increase (decrease) in net assets resulting from capital share transactions		542,644,713		89,653,226		(186,713,463)
Total increase (decrease) in net assets		365,404,830		(136,759,793)		(728,212,463)
Net assets
Beginning of period		4,465,410,882		4,602,170,675		5,330,383,138
End of period		$4,830,815,712		$4,465,410,882		$4,602,170,675
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
3 Effective at the close of business on June 16, 2023, Class R and Class R4 shares each became Class A and Institutional Class shares of the Fund, respectively, in a tax free conversion. Shareholders of Class R and Class R4 shares received Class A and Institutional Class shares, respectively, at a value equal to the value of their respective shares immediately prior to the conversion. Class R and Class R4 shares are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Core Bond Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.42	$12.01	$13.43	$14.17	$13.28	$12.86
Net investment income	0.40 [2]	0.31 [2]	0.12	0.12 [2]	0.25	0.32
Net realized and unrealized gains (losses) on investments	(0.43)	(0.59)	(1.30)	(0.06)	0.93	0.42
Total from investment operations	(0.03)	(0.28)	(1.18)	0.06	1.18	0.74
Distributions to shareholders from
Net investment income	(0.40)	(0.30)	(0.12)	(0.15)	(0.26)	(0.32)
Net realized gains	0.00	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.40)	(0.31)	(0.24)	(0.80)	(0.29)	(0.32)
Net asset value, end of period	$10.99	$11.42	$12.01	$13.43	$14.17	$13.28
Total return[3]	(0.23)%	(2.33)%	(8.95)%	0.31%	9.03%	5.87%
Ratios to average net assets (annualized)*
Gross expenses	0.79%	0.83%	0.82%	0.82%	0.82%	0.83%
Net expenses	0.70%	0.77%	0.78%	0.78%	0.78%	0.78%
Net investment income	3.88%	2.66%	0.91%	0.87%	1.85%	2.50%
Supplemental data
Portfolio turnover rate[4]	350%	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$271,188	$273,980	$324,431	$370,882	$299,642	$302,246

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.30	$11.88	$13.29	$14.03	$13.15	$12.74
Net investment income	0.32 [2]	0.22 [2]	0.05	0.03	0.15	0.23
Net realized and unrealized gains (losses) on investments	(0.43)	(0.58)	(1.32)	(0.07)	0.92	0.40
Total from investment operations	(0.11)	(0.36)	(1.27)	(0.04)	1.07	0.63
Distributions to shareholders from
Net investment income	(0.32)	(0.21)	(0.02)	(0.05)	(0.16)	(0.22)
Net realized gains	0.00	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.32)	(0.22)	(0.14)	(0.70)	(0.19)	(0.22)
Net asset value, end of period	$10.87	$11.30	$11.88	$13.29	$14.03	$13.15
Total return[3]	(0.96)%	(3.03)%	(9.65)%	(0.45)%	8.22%	5.04%
Ratios to average net assets (annualized)*
Gross expenses	1.54%	1.58%	1.57%	1.57%	1.57%	1.58%
Net expenses	1.45%	1.52%	1.53%	1.53%	1.53%	1.53%
Net investment income	3.13%	1.92%	0.13%	0.16%	1.11%	1.75%
Supplemental data
Portfolio turnover rate[4]	350%	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$7,137	$6,863	$7,806	$13,399	$27,971	$34,494

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class R6		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.12	$11.69	$13.08	$13.82	$12.95	$12.54
Net investment income	0.42 [2]	0.34 [2]	0.17	0.18 [2]	0.30	0.37
Net realized and unrealized gains (losses) on investments	(0.41)	(0.56)	(1.27)	(0.06)	0.91	0.41
Total from investment operations	0.01	(0.22)	(1.10)	0.12	1.21	0.78
Distributions to shareholders from
Net investment income	(0.43)	(0.34)	(0.17)	(0.21)	(0.31)	(0.37)
Net realized gains	0.00	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.43)	(0.35)	(0.29)	(0.86)	(0.34)	(0.37)
Net asset value, end of period	$10.70	$11.12	$11.69	$13.08	$13.82	$12.95
Total return[3]	0.09%	(1.90)%	(8.61)%	0.70%	9.42%	6.31%
Ratios to average net assets (annualized)*
Gross expenses	0.42%	0.45%	0.44%	0.44%	0.44%	0.45%
Net expenses	0.33%	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	4.26%	3.06%	1.32%	1.29%	2.26%	2.92%
Supplemental data
Portfolio turnover rate[4]	350%	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$1,494,334	$1,476,551	$1,643,353	$1,978,164	$2,545,332	$2,513,644

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Administrator Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.13	$11.70	$13.09	$13.83	$12.96	$12.56
Net investment income	0.40 [2]	0.29 [2]	0.13	0.13	0.26	0.33 [2]
Net realized and unrealized gains (losses) on investments	(0.42)	(0.55)	(1.27)	(0.06)	0.90	0.40
Total from investment operations	(0.02)	(0.26)	(1.14)	0.07	1.16	0.73
Distributions to shareholders from
Net investment income	(0.40)	(0.30)	(0.13)	(0.16)	(0.26)	(0.33)
Net realized gains	0.00	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.40)	(0.31)	(0.25)	(0.81)	(0.29)	(0.33)
Net asset value, end of period	$10.71	$11.13	$11.70	$13.09	$13.83	$12.96
Total return[3]	(0.19)%	(2.22)%	(8.90)%	0.37%	9.14%	5.87%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.76%	0.74%	0.76%	0.76%	0.76%
Net expenses	0.65%	0.70%	0.69%	0.70%	0.70%	0.70%
Net investment income	4.00%	2.60%	0.99%	0.95%	1.92%	2.58%
Supplemental data
Portfolio turnover rate[4]	350%	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$193,394	$70,352	$177,305	$214,796	$218,522	$205,825

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.12	$11.69	$13.07	$13.82	$12.94	$12.54
Net investment income	0.42 [2]	0.34 [2]	0.16	0.17	0.29	0.36
Net realized and unrealized gains (losses) on investments	(0.42)	(0.57)	(1.26)	(0.07)	0.92	0.40
Total from investment operations	0.00	(0.23)	(1.10)	0.10	1.21	0.76
Distributions to shareholders from
Net investment income	(0.42)	(0.33)	(0.16)	(0.20)	(0.30)	(0.36)
Net realized gains	0.00	(0.01)	(0.12)	(0.65)	(0.03)	0.00
Total distributions to shareholders	(0.42)	(0.34)	(0.28)	(0.85)	(0.33)	(0.36)
Net asset value, end of period	$10.70	$11.12	$11.69	$13.07	$13.82	$12.94
Total return[3]	0.04%	(1.95)%	(8.59)%	0.58%	9.45%	6.18%
Ratios to average net assets (annualized)*
Gross expenses	0.47%	0.50%	0.49%	0.49%	0.49%	0.50%
Net expenses	0.38%	0.41%	0.42%	0.42%	0.42%	0.42%
Net investment income	4.21%	3.05%	1.27%	1.22%	2.21%	2.86%
Supplemental data
Portfolio turnover rate[4]	350%	384%	432%	457%	603%	577%
Net assets, end of period (000s omitted)	$2,864,763	$2,635,520	$2,446,260	$2,749,647	$2,365,421	$2,343,238

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 21

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Core Bond Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2024, the Fund owned 96.77% of Allspring Core Bond Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the eleven months ended April 30, 2024 are included in this report and should be read in conjunction with the Fund’s financial statements.
During the period, the Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
Effective at the close of business on June 16, 2023, Class R and Class R4 shares each became Class A and Institutional Class shares, respectively, of the Fund in a tax-free conversion. Shareholders of Class R and Class R4 shares received Class A and Institutional Class shares, respectively, at a value equal to the value of their respective shares immediately prior to the conversion. Class R and Class R4 shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
22 | Allspring Core Bond Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $5,091,176,802 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$0
Gross unrealized losses	(243,418,282)
Net unrealized losses	$(243,418,282)
As of April 30, 2024, the Fund had capital loss carryforwards which consist of $331,046,391 in short-term capital losses and $352,712,254 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At April 30, 2024, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$4,847,758,520
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.  Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations.  As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the eleven months ended April 30, 2024, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Core Bond Fund | 23

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R	0.16
Class R4	0.08
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.70%
Class C	1.45
Class R6	0.33
Administrator Class	0.65
Institutional Class	0.38
Prior to June 30, 2023, the Fund’s expenses were capped at 0.71% for Class A shares and 1.46% for Class C shares.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received $3,912 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the eleven months ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate up to 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master
24 | Allspring Core Bond Fund

Notes to financial statements
Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the eleven months ended April 30, 2024, and year ended May 31, 2023 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Year ended April 30, 2024	$15,324,912,611	$2,216,640,667	$14,578,554,371	$2,161,417,487
Year ended May 31, 2023	10,190,491,365	7,095,020,558	10,258,158,874	6,737,323,863
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the eleven months ended April 30, 2024, and years ended May 31, 2023 and 2022 were as follows:
		Year ended May 31
	Year ended April 30, 2024	2023	2022
Ordinary income	$178,620,617	$128,906,969	$80,688,093
Long-term capital gain	0	0	27,440,612
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$2,401,837	$(243,418,282)	$(683,758,645)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Core Bond Fund | 25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2024, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
26 | Allspring Core Bond Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 42.97%
FHLB	1.25%	9-30-2031	$8,020,000	$6,594,149
FHLMC¤	0.00	12-14-2029	6,390,000	4,871,919
FHLMC	2.00	6-1-2040	8,582,010	7,009,337
FHLMC	2.00	7-1-2040	8,837,521	7,216,416
FHLMC	2.00	8-1-2040	9,182,441	7,496,438
FHLMC	2.00	11-1-2040	12,168,699	9,942,938
FHLMC	2.00	12-1-2040	3,033,791	2,480,799
FHLMC	2.00	1-1-2041	2,326,923	1,901,422
FHLMC	2.00	2-1-2041	2,384,991	1,948,917
FHLMC	2.00	4-1-2041	4,559,835	3,732,000
FHLMC	2.00	7-1-2041	4,421,779	3,599,775
FHLMC	2.00	11-1-2041	4,637,273	3,750,278
FHLMC	2.00	1-1-2042	3,056,299	2,471,687
FHLMC	2.00	2-1-2047	2,054,079	1,572,513
FHLMC	2.00	12-1-2051	1,368,136	1,047,398
FHLMC	2.50	4-1-2042	1,610,382	1,346,051
FHLMC	2.50	5-1-2042	5,872,779	4,903,956
FHLMC	2.50	6-1-2042	2,108,070	1,758,568
FHLMC	2.50	8-1-2043	5,343,562	4,477,541
FHLMC	2.50	6-1-2046	6,366,532	5,334,737
FHLMC	2.50	9-1-2051	9,988,788	8,085,806
FHLMC	2.50	2-1-2052	1,042,939	837,724
FHLMC	2.50	3-1-2052	3,447,963	2,759,262
FHLMC	3.00	4-1-2040	2,614,285	2,276,195
FHLMC	3.00	4-1-2043	3,058,071	2,625,871
FHLMC	3.00	8-1-2043	4,692,588	4,029,378
FHLMC	3.00	2-1-2045	7,213,745	6,193,407
FHLMC	3.00	4-1-2045	11,367,564	9,760,855
FHLMC	3.00	5-1-2045	3,848,486	3,281,863
FHLMC	3.00	9-1-2046	5,385,087	4,578,541
FHLMC	3.00	2-1-2047	5,098,291	4,350,054
FHLMC	3.00	8-1-2048	9,473,848	8,026,058
FHLMC	3.00	9-1-2033	1,813,507	1,670,158
FHLMC	3.00	5-1-2043	7,486,735	6,451,999
FHLMC	3.00	1-1-2046	3,756,776	3,226,063
FHLMC	3.00	1-1-2047	3,892,002	3,305,062
FHLMC	3.00	4-1-2047	22,549,229	19,141,971
FHLMC	4.00	4-1-2037	1,006,317	954,168
FHLMC	4.00	7-1-2049	6,871,284	6,316,121
FHLMC	4.00	3-1-2050	10,408,835	9,620,091
FHLMC	4.50	6-1-2039	162,709	156,462
FHLMC	4.50	7-1-2039	189,156	182,172
FHLMC STRIPS Series 264 Class 30	3.00	7-15-2042	4,839,955	4,249,643
FHLMC STRIPS Series 271 Class F5 (30 Day Average U.S. SOFR+0.61%)±	5.94	8-15-2042	1,474,919	1,447,471
FHLMC STRIPS Series 272 Class F1 (30 Day Average U.S. SOFR+0.61%)±	5.94	8-15-2042	2,329,448	2,286,356
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 27

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FHLMC STRIPS Series 280 Class F1 (30 Day Average U.S. SOFR+0.61%)±	5.94%	9-15-2042	$2,357,482	$2,313,546
FHLMC (30 Day Average U.S. SOFR+2.14%)±	3.97	8-1-2052	2,872,130	2,668,037
FHLMC (30 Day Average U.S. SOFR+2.21%)±	5.13	8-1-2053	1,763,129	1,726,358
FHLMC (30 Day Average U.S. SOFR+2.30%)±	5.18	6-1-2053	1,520,665	1,491,153
FHLMC (30 Day Average U.S. SOFR+2.31%)±	4.19	5-1-2053	8,467,494	8,125,907
FHLMC (RFUCCT1Y+1.60%)±	7.16	9-1-2043	121,050	124,848
FHLMC (RFUCCT1Y+1.61%)±	7.45	10-1-2043	337,871	344,298
FHLMC (RFUCCT1Y+1.63%)±	3.41	2-1-2050	3,241,997	3,196,994
FHLMC (RFUCCT1Y+1.63%)±	7.19	11-1-2043	260,955	263,934
FHLMC (RFUCCT1Y+1.64%)±	3.13	11-1-2048	2,386,250	2,355,473
FHLMC (RFUCCT1Y+1.64%)±	5.50	3-1-2049	1,741,402	1,771,665
FHLMC (RFUCCT1Y+1.64%)±	6.20	4-1-2048	4,237,673	4,300,611
FHLMC (RFUCCT1Y+1.64%)±	6.82	8-1-2043	325,726	328,628
FHLMC (RFUCCT1Y+1.64%)±	6.87	9-1-2045	2,917,544	2,964,140
FHLMC (RFUCCT1Y+1.64%)±	6.88	7-1-2043	195,119	197,501
FHLMC (RFUCCT1Y+1.65%)±	7.03	10-1-2043	333,698	338,814
FHLMC (RFUCCT1Y+1.65%)±	7.11	3-1-2043	293,885	296,847
FHLMC (RFUCCT1Y+1.68%)±	6.79	9-1-2047	3,448,681	3,479,280
FHLMC (RFUCCT1Y+1.68%)±	7.51	2-1-2043	454,371	463,469
FHLMC (RFUCCT1Y+1.73%)±	5.97	1-1-2044	699,694	712,338
FHLMC (RFUCCT1Y+1.77%)±	7.46	9-1-2042	293,449	300,604
FHLMC Series 1897 Class K	7.00	9-15-2026	54	53
FHLMC Series 3693 Class FC (30 Day Average U.S. SOFR+0.61%)±	5.94	7-15-2040	1,863,216	1,850,441
FHLMC Series 3919 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.94	9-15-2041	1,770,098	1,757,093
FHLMC Series 3951 Class FN (30 Day Average U.S. SOFR+0.56%)±	5.89	11-15-2041	1,377,623	1,364,605
FHLMC Series 3958 Class AF (30 Day Average U.S. SOFR+0.56%)±	5.89	11-15-2041	1,705,821	1,689,900
FHLMC Series 3975 Class FA (30 Day Average U.S. SOFR+0.60%)±	5.93	12-15-2041	1,637,617	1,625,856
FHLMC Series 3990 Class FG (30 Day Average U.S. SOFR+0.56%)±	5.89	1-15-2042	2,011,122	1,993,068
FHLMC Series 4047 Class CX	3.50	5-15-2042	4,821,431	4,201,559
FHLMC Series 4059 Class FP (30 Day Average U.S. SOFR+0.56%)±	5.89	6-15-2042	2,222,311	2,200,182
FHLMC Series 4091 Class BX	3.25	10-15-2041	2,545,749	2,272,037
FHLMC Series 4091 Class MX	3.25	2-15-2042	2,120,058	1,880,079
FHLMC Series 4091 Class EX	3.38	7-15-2042	1,579,023	1,410,121
FHLMC Series 4117 Class HB	2.50	10-15-2042	1,660,000	1,377,767
FHLMC Series 4122 Class FP (30 Day Average U.S. SOFR+0.51%)±	5.84	10-15-2042	3,133,650	3,067,171
FHLMC Series 4205 Class PA	1.75	5-15-2043	1,538,684	1,256,260
FHLMC Series 4240 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.94	8-15-2043	4,274,488	4,188,434
FHLMC Series 4286 Class VF (30 Day Average U.S. SOFR+0.56%)±	5.89	12-15-2043	3,389,659	3,321,723
FHLMC Series 4446 Class CP	2.25	3-15-2045	2,011,318	1,693,986
FHLMC Series 4582 Class HA	3.00	9-15-2045	7,974,214	7,210,616
The accompanying notes are an integral part of these financial statements.
28 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FHLMC Series 4587 Class AF (30 Day Average U.S. SOFR+0.46%)±	5.79%	6-15-2046	$2,742,113	$2,731,098
FHLMC Series 4604 Class FB (30 Day Average U.S. SOFR+0.51%)±	5.84	8-15-2046	4,683,789	4,621,968
FHLMC Series 4614 Class FG (30 Day Average U.S. SOFR+0.61%)±	5.94	9-15-2046	1,959,909	1,917,499
FHLMC Series 4620 Class LF (30 Day Average U.S. SOFR+0.51%)±	5.84	10-15-2046	2,602,130	2,572,022
FHLMC Series 4628 Class KF (30 Day Average U.S. SOFR+0.61%)±	5.94	1-15-2055	2,328,210	2,269,091
FHLMC Series 4719 Class LM	3.00	9-15-2047	1,712,010	1,460,614
FHLMC Series 4719 Class LA	3.50	9-15-2047	2,260,565	1,990,823
FHLMC Series 4742 Class PA	3.00	10-15-2047	3,579,784	3,112,432
FHLMC Series 4753 Class BD	3.00	1-15-2048	1,904,599	1,591,150
FHLMC Series 4793 Class FD (30 Day Average U.S. SOFR+0.41%)±	5.74	6-15-2048	636,923	616,524
FHLMC Series 4826 Class KF (30 Day Average U.S. SOFR+0.41%)±	5.74	9-15-2048	1,374,582	1,335,005
FHLMC Series 4857 Class JA	3.35	1-15-2049	7,110,339	6,521,151
FHLMC Series 4880 Class DA	3.00	5-15-2050	2,960,597	2,591,616
FHLMC Series 4903 Class NF (30 Day Average U.S. SOFR+0.51%)±	5.84	8-25-2049	1,402,166	1,370,158
FHLMC Series 4927 Class BG	3.00	11-25-2049	3,082,061	2,706,271
FHLMC Series 4937 Class MD	2.50	10-25-2049	3,125,157	2,622,396
FHLMC Series 4940 Class AG	3.00	5-15-2040	2,202,714	1,997,002
FHLMC Series 4941 Class GA	2.00	12-15-2047	1,774,142	1,420,417
FHLMC Series 4954 Class LB	2.50	2-25-2050	1,577,674	1,322,641
FHLMC Series 4957 Class MY	3.00	2-25-2050	1,883,000	1,481,738
FHLMC Series 4979 Class UC	1.50	6-25-2050	5,750,703	4,458,431
FHLMC Series 4993 Class KF (30 Day Average U.S. SOFR+0.56%)±	5.89	7-25-2050	12,306,342	12,011,912
FHLMC Series 5004 Class FM (30 Day Average U.S. SOFR+0.46%)±	5.79	8-25-2050	2,586,838	2,507,790
FHLMC Series 5020 Class ET	3.50	10-25-2050	2,604,154	2,275,214
FHLMC Series 5058 Class BC	5.00	11-25-2050	1,997,231	1,896,146
FHLMC Series 5091 Class AB	1.50	3-25-2051	5,512,723	4,260,745
FHLMC Series 5092 Class HE	2.00	2-25-2051	3,166,542	2,555,133
FHLMC Series 5116 Class PB	2.25	2-25-2051	3,227,639	2,699,946
FHLMC Series 5118 Class CA	1.50	10-15-2033	2,796,228	2,413,084
FHLMC Series 5119 Class AB	1.50	8-25-2049	3,117,067	2,369,014
FHLMC Series 5119 Class QF (30 Day Average U.S. SOFR+0.20%)±	5.53	6-25-2051	3,702,699	3,524,294
FHLMC Series 5143 Class GA	2.00	6-25-2049	1,855,417	1,460,164
FHLMC Series 5159 Class UA	2.50	12-25-2048	3,423,753	2,928,192
FHLMC Series 5178 Class TP	2.50	4-25-2049	4,268,074	3,566,650
FHLMC Series 5182 Class D	2.50	11-25-2043	13,035,109	11,557,456
FHLMC Series 5182 Class M	2.50	5-25-2049	2,532,712	2,155,330
FHLMC Series 5184 Class AB	2.50	5-25-2048	1,909,441	1,647,805
FHLMC Series 5201 Class CA	2.50	7-25-2048	3,730,573	3,236,609
FHLMC Series 5202 Class BH	2.00	12-25-2047	2,081,462	1,812,225
FHLMC Series 5202 Class LA	2.50	5-25-2049	3,871,507	3,251,804
FHLMC Series 5202 Class TA	2.50	12-25-2048	6,252,315	5,501,322
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 29

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FHLMC Series 5202 Class MB	3.00%	11-25-2048	$5,260,841	$4,589,751
FHLMC Series 5206 Class CA	3.00	2-25-2047	2,484,659	2,169,111
FHLMC Series 5206 Class CD	3.50	5-25-2049	3,943,567	3,500,573
FHLMC Series 5207 Class PA	3.00	6-25-2051	4,145,198	3,593,907
FHLMC Series 5209 Class EA	3.00	8-25-2050	3,263,469	2,857,837
FHLMC Series 5209 Class EJ	3.00	8-25-2050	3,263,469	2,857,837
FHLMC Series 5210 Class DC	3.00	9-25-2051	3,025,340	2,703,907
FHLMC Series 5214 Class BY	3.00	4-25-2052	3,164,518	2,428,419
FHLMC Series 5217 Class CD	2.50	7-25-2049	3,023,673	2,697,433
FHLMC Series 5220 Class QK	3.50	9-25-2050	6,122,501	5,597,297
FHLMC Series 5228 Class TN	3.50	7-25-2039	2,912,307	2,677,745
FHLMC Series 5300 Class C	2.00	9-25-2047	4,925,671	4,410,506
FHLMC Series 5335 Class FB (30 Day Average U.S. SOFR+0.81%)±	6.14	10-15-2039	5,183,112	5,186,760
FHLMC Series 5338 Class FH (30 Day Average U.S. SOFR+0.41%)±	5.74	4-15-2045	5,095,075	4,955,021
FHLMC Series 5386 Class DM	2.00	3-25-2044	3,473,606	2,326,085
FHLMC Series 5396 Class HF (30 Day Average U.S. SOFR+0.95%)±	6.28	4-25-2054	6,799,065	6,849,086
FHLMC Series 5399 Class FB (30 Day Average U.S. SOFR+0.90%)±	6.23	4-25-2054	4,370,977	4,366,128
FNMA	1.50	7-1-2051	16,231,509	11,658,294
FNMA	1.52	8-21-2035	8,018,000	5,455,621
FNMA	1.90	1-25-2036	7,437,000	5,262,875
FNMA	2.00	6-1-2040	2,916,776	2,382,844
FNMA	2.00	7-1-2040	8,707,277	7,111,825
FNMA	2.00	9-1-2040	9,805,627	8,007,480
FNMA	2.00	10-1-2040	13,188,202	10,756,296
FNMA	2.00	11-1-2040	8,604,220	7,026,863
FNMA	2.00	12-1-2040	53,573,843	43,760,256
FNMA	2.00	1-1-2041	18,420,854	15,043,715
FNMA	2.00	2-1-2041	10,288,990	8,409,933
FNMA	2.00	4-1-2041	3,891,862	3,182,531
FNMA	2.00	5-1-2041	20,008,801	16,357,272
FNMA	2.00	6-1-2041	1,659,128	1,357,225
FNMA	2.00	7-1-2041	18,483,201	15,051,118
FNMA	2.00	10-1-2041	6,736,735	5,526,122
FNMA	2.00	11-1-2041	5,643,313	4,580,540
FNMA	2.00	1-1-2042	4,539,072	3,671,816
FNMA	2.00	2-1-2042	34,037,848	27,590,041
FNMA	2.00	4-1-2042	3,508,327	2,858,962
FNMA	2.00	4-1-2046	10,330,173	7,946,819
FNMA	2.00	1-1-2047	1,894,869	1,453,506
FNMA	2.00	3-1-2047	13,857,664	10,626,263
FNMA	2.50	12-1-2040	6,073,901	5,149,441
FNMA	2.50	5-1-2041	6,534,705	5,528,890
FNMA	2.50	8-1-2041	3,622,793	3,053,662
FNMA	2.50	2-1-2042	3,722,078	3,152,458
FNMA	2.50	4-1-2042	8,119,973	6,788,063
The accompanying notes are an integral part of these financial statements.
30 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA	2.50%	5-1-2042	$4,846,642	$4,047,671
FNMA	2.50	6-1-2042	4,389,106	3,665,563
FNMA	2.50	5-1-2046	1,885,296	1,526,829
FNMA	2.50	12-1-2047	8,908,728	7,520,871
FNMA	2.50	10-1-2050	5,831,747	4,728,725
FNMA	2.50	3-1-2052	4,087,234	3,280,747
FNMA	3.00	11-1-2039	2,163,697	1,973,148
FNMA	3.00	5-1-2040	6,073,854	5,264,734
FNMA	3.00	11-1-2042	3,208,922	2,755,383
FNMA	3.00	1-1-2043	3,589,231	3,163,082
FNMA	3.00	2-1-2043	16,066,730	13,597,742
FNMA	3.00	7-1-2043	2,574,276	2,210,371
FNMA	3.00	8-1-2043	3,504,496	3,009,102
FNMA	3.00	9-1-2043	2,735,485	2,350,326
FNMA	3.00	12-1-2043	3,342,791	2,870,810
FNMA	3.00	2-1-2044	3,383,077	2,905,450
FNMA	3.00	10-1-2044	17,244,207	14,809,391
FNMA	3.00	2-1-2045	5,493,750	4,718,117
FNMA	3.00	10-1-2046	12,519,566	10,690,390
FNMA	3.00	11-1-2046	10,034,784	8,527,069
FNMA	3.00	12-1-2046	13,877,237	11,773,381
FNMA	3.00	1-1-2047	9,893,945	8,394,627
FNMA	3.00	2-1-2047	16,774,213	14,353,209
FNMA	3.00	9-1-2047	1,635,492	1,386,972
FNMA	3.00	1-1-2048	5,075,490	4,299,416
FNMA	3.00	2-1-2048	2,390,310	2,029,789
FNMA	3.00	4-1-2048	10,974,221	9,424,803
FNMA	3.00	8-1-2048	2,917,541	2,505,643
FNMA	3.00	12-1-2048	6,229,788	5,280,449
FNMA	3.00	1-1-2049	10,518,561	9,009,635
FNMA	3.00	2-1-2049	5,920,256	5,022,694
FNMA	3.00	10-1-2049	41,748,730	35,854,477
FNMA	3.00	2-1-2050	61,498,825	52,288,288
FNMA	3.00	5-1-2050	12,736,052	11,008,509
FNMA	3.00	7-1-2050	17,495,301	14,842,889
FNMA	3.00	4-1-2052	13,978,725	11,748,901
FNMA	3.00	7-1-2052	2,601,328	2,235,003
FNMA	3.00	10-1-2052	17,365,213	14,566,141
FNMA	3.00	2-1-2055	1,884,105	1,580,373
FNMA	3.00	7-1-2060	23,823,400	19,330,518
FNMA	3.00	8-1-2042	2,270,699	1,951,072
FNMA	3.00	3-1-2047	1,996,698	1,680,699
FNMA	3.50	10-1-2037	1,957,078	1,820,014
FNMA	3.50	6-1-2041	2,758,167	2,522,958
FNMA	3.50	3-1-2042	2,103,686	1,886,244
FNMA	3.50	4-1-2042	4,430,447	3,972,476
FNMA	3.50	5-1-2042	1,258,275	1,138,464
FNMA	3.50	6-1-2042	2,291,176	2,073,036
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 31

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA	3.50%	11-1-2042	$1,798,770	$1,612,803
FNMA	3.50	8-1-2043	15,905,573	14,192,023
FNMA	3.50	12-1-2043	8,457,584	7,546,354
FNMA	3.50	1-1-2044	1,268,197	1,147,385
FNMA	3.50	4-1-2047	11,504,997	10,257,858
FNMA	3.50	6-1-2049	7,833,979	6,888,105
FNMA	3.50	1-1-2050	3,584,128	3,143,594
FNMA	3.50	2-1-2050	2,589,343	2,314,172
FNMA	3.50	4-1-2050	12,899,691	11,364,698
FNMA	3.50	7-1-2050	11,884,415	10,523,568
FNMA	3.50	5-1-2037	1,983,121	1,852,780
FNMA	3.50	7-1-2045	33,409,474	29,573,059
FNMA	4.00	1-1-2027	4,522,605	4,456,920
FNMA	4.00	9-1-2033	1,172,862	1,121,888
FNMA	4.00	3-1-2035	11,047,194	10,864,204
FNMA	4.00	10-1-2037	805,336	770,870
FNMA	4.00	6-1-2038	1,526,317	1,466,416
FNMA	4.00	4-1-2045	19,262,839	17,648,552
FNMA	4.00	9-1-2045	526,831	487,878
FNMA	4.00	1-1-2046	3,777,890	3,498,603
FNMA	4.00	1-1-2047	1,829,281	1,691,613
FNMA	4.00	2-1-2047	1,484,287	1,372,579
FNMA	4.00	4-1-2047	974,960	895,871
FNMA	4.00	10-1-2047	744,950	689,411
FNMA	4.00	7-1-2048	12,106,618	11,074,250
FNMA	4.00	12-1-2048	1,894,086	1,753,977
FNMA	4.00	5-1-2049	1,954,093	1,801,289
FNMA	4.50	6-1-2041	163,637	155,521
FNMA	4.50	3-1-2043	1,993,787	1,894,946
FNMA	4.50	10-1-2045	3,206,110	3,031,294
FNMA	4.50	2-1-2046	88,202	83,300
FNMA	4.50	7-1-2048	3,135,302	2,950,865
FNMA	4.50	11-1-2048	1,326,746	1,262,098
FNMA	6.00	2-1-2029	824	836
FNMA	6.00	3-1-2033	12,547	12,740
FNMA	6.00	11-1-2033	4,391	4,460
FNMA	6.00	7-1-2053	321,308	318,521
FNMA%%	6.00	5-15-2054	112,900,000	111,850,394
FNMA%%	6.50	5-15-2054	74,100,000	74,658,787
FNMA	7.00	1-1-2054	28,990,725	29,773,289
FNMA	7.50	1-1-2054	15,808,350	16,419,772
FNMA Interest STRIPS Series 414 Class A35	3.50	10-25-2042	4,338,212	3,881,946
FNMA Principal STRIPS¤	0.00	11-15-2030	18,777,000	13,559,663
FNMA (30 Day Average U.S. SOFR+2.12%)±	3.96	8-1-2052	2,045,233	1,907,690
FNMA (30 Day Average U.S. SOFR+2.12%)±	4.12	9-1-2052	4,052,080	3,900,840
FNMA (30 Day Average U.S. SOFR+2.12%)±	4.14	7-1-2052	4,542,383	4,256,524
FNMA (30 Day Average U.S. SOFR+2.12%)±	4.63	8-1-2052	4,929,244	4,710,063
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.14	10-1-2052	10,470,698	10,080,410
The accompanying notes are an integral part of these financial statements.
32 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.21%	11-1-2052	$3,509,631	$3,381,728
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.36	7-1-2052	5,289,599	5,083,014
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.62	8-1-2052	5,896,728	5,707,020
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.65	8-1-2052	4,805,834	4,655,234
FNMA (RFUCCT1Y+1.56%)±	6.72	6-1-2043	231,275	234,402
FNMA (RFUCCT1Y+1.58%)±	5.72	6-1-2045	1,322,984	1,348,074
FNMA (RFUCCT1Y+1.58%)±	5.92	1-1-2046	3,178,513	3,237,095
FNMA (RFUCCT1Y+1.58%)±	7.20	10-1-2043	676,799	688,656
FNMA (RFUCCT1Y+1.60%)±	3.06	3-1-2050	4,640,709	4,624,643
FNMA (RFUCCT1Y+1.61%)±	2.78	6-1-2050	2,193,918	2,001,213
FNMA (RFUCCT1Y+1.65%)±	7.33	1-1-2043	134,653	136,537
FNMA Series 2010-107 Class FB (30 Day Average U.S. SOFR+0.52%)±	5.85	9-25-2040	1,340,732	1,327,230
FNMA Series 2011-111 Class DB	4.00	11-25-2041	2,737,782	2,537,956
FNMA Series 2011-117 Class FA (30 Day Average U.S. SOFR+0.56%)±	5.89	11-25-2041	3,634,528	3,599,724
FNMA Series 2011-127 Class FC (30 Day Average U.S. SOFR+0.56%)±	5.89	12-25-2041	1,669,876	1,653,321
FNMA Series 2011-142 Class EF (30 Day Average U.S. SOFR+0.61%)±	5.94	1-25-2042	1,895,230	1,881,393
FNMA Series 2012-12 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.94	2-25-2042	1,649,523	1,637,277
FNMA Series 2012-133 Class JF (30 Day Average U.S. SOFR+0.46%)±	5.79	12-25-2042	1,944,733	1,895,127
FNMA Series 2012-151 Class NX	1.50	1-25-2043	1,768,309	1,439,378
FNMA Series 2012-35 Class FL (30 Day Average U.S. SOFR+0.61%)±	5.94	4-25-2042	1,357,576	1,347,357
FNMA Series 2012-47 Class JF (30 Day Average U.S. SOFR+0.61%)±	5.94	5-25-2042	2,233,884	2,217,161
FNMA Series 2012-9 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.94	2-25-2042	1,268,095	1,258,499
FNMA Series 2012-9 Class WF (30 Day Average U.S. SOFR+0.61%)±	5.94	2-25-2042	1,315,706	1,305,566
FNMA Series 2013-11 Class AP	1.50	1-25-2043	5,201,175	4,582,342
FNMA Series 2013-15 Class FA (30 Day Average U.S. SOFR+0.46%)±	5.79	3-25-2043	2,332,282	2,273,036
FNMA Series 2013-43 Class BP	1.75	5-25-2043	2,061,234	1,687,185
FNMA Series 2014-17 Class DY	3.50	4-25-2044	3,273,000	2,831,634
FNMA Series 2014-25 Class EL	3.00	5-25-2044	2,201,059	1,932,902
FNMA Series 2014-74 Class PC	2.50	6-25-2044	1,886,167	1,709,001
FNMA Series 2015-20 Class EF (30 Day Average U.S. SOFR+0.46%)±	5.79	4-25-2045	5,494,839	5,349,820
FNMA Series 2015-26 Class GF (30 Day Average U.S. SOFR+0.41%)±	5.74	5-25-2045	3,411,457	3,319,021
FNMA Series 2015-32 Class FA (30 Day Average U.S. SOFR+0.41%)±	5.74	5-25-2045	2,097,792	2,036,695
FNMA Series 2015-48 Class FB (30 Day Average U.S. SOFR+0.41%)±	5.74	7-25-2045	2,534,463	2,461,946
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 33

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA Series 2015-8 Class AP	2.00%	3-25-2045	$4,308,621	$3,666,900
FNMA Series 2015-84 Class PA	1.70	8-25-2033	6,016,857	5,384,567
FNMA Series 2016-11 Class FG (30 Day Average U.S. SOFR+0.46%)±	5.79	3-25-2046	1,817,815	1,792,029
FNMA Series 2016-19 Class FD (30 Day Average U.S. SOFR+0.51%)±	5.84	4-25-2046	7,793,690	7,697,831
FNMA Series 2016-22 Class FA (30 Day Average U.S. SOFR+0.51%)±	5.84	4-25-2046	3,458,506	3,410,022
FNMA Series 2016-45 Class PB	3.00	7-25-2046	1,859,157	1,355,848
FNMA Series 2016-48 Class MA	2.00	6-25-2038	6,167,098	5,511,383
FNMA Series 2016-57 Class PC	1.75	6-25-2046	13,181,365	10,668,286
FNMA Series 2016-69 Class BF (30 Day Average U.S. SOFR+0.51%)±	5.84	10-25-2046	2,775,208	2,743,367
FNMA Series 2016-75 Class FE (30 Day Average U.S. SOFR+0.51%)±	5.84	10-25-2046	2,150,078	2,125,948
FNMA Series 2016-78 Class FA (30 Day Average U.S. SOFR+0.51%)±	5.84	3-25-2044	1,387,597	1,368,253
FNMA Series 2016-79 Class FH (30 Day Average U.S. SOFR+0.51%)±	5.84	11-25-2046	2,141,598	2,117,647
FNMA Series 2016-82 Class FE (30 Day Average U.S. SOFR+0.51%)±	5.84	11-25-2046	4,898,893	4,846,120
FNMA Series 2016-82 Class FH (30 Day Average U.S. SOFR+0.51%)±	5.84	11-25-2046	4,376,735	4,316,915
FNMA Series 2016-84 Class FB (30 Day Average U.S. SOFR+0.51%)±	5.84	11-25-2046	2,075,857	2,046,918
FNMA Series 2016-86 Class FE (30 Day Average U.S. SOFR+0.51%)±	5.84	11-25-2046	5,313,639	5,237,697
FNMA Series 2016-88 Class CF (30 Day Average U.S. SOFR+0.56%)±	5.89	12-25-2046	3,765,002	3,720,601
FNMA Series 2016-91 Class AF (30 Day Average U.S. SOFR+0.51%)±	5.84	12-25-2046	2,038,866	2,033,079
FNMA Series 2017-12 Class FD (30 Day Average U.S. SOFR+0.51%)±	5.84	3-25-2047	2,309,482	2,283,201
FNMA Series 2017-13 Class PA	3.00	8-25-2046	1,888,672	1,676,809
FNMA Series 2017-23 Class FA (30 Day Average U.S. SOFR+0.51%)±	5.84	4-25-2047	2,423,093	2,390,732
FNMA Series 2017-26 Class FA (30 Day Average U.S. SOFR+0.46%)±	5.79	4-25-2047	5,949,264	5,878,057
FNMA Series 2017-30 Class FA (30 Day Average U.S. SOFR+0.46%)±	5.79	5-25-2047	1,881,400	1,833,374
FNMA Series 2017-78 Class FC (30 Day Average U.S. SOFR+0.46%)±	5.79	10-25-2047	2,555,377	2,486,521
FNMA Series 2017-79 Class FB (30 Day Average U.S. SOFR+0.36%)±	5.69	10-25-2047	4,619,027	4,587,863
FNMA Series 2017-9 Class BF (30 Day Average U.S. SOFR+0.51%)±	5.84	3-25-2047	2,629,860	2,599,728
FNMA Series 2017-9 Class DF (30 Day Average U.S. SOFR+0.51%)±	5.84	3-25-2047	1,857,410	1,836,346
FNMA Series 2018-14 Class KC	3.00	3-25-2048	2,223,403	2,035,528
The accompanying notes are an integral part of these financial statements.
34 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA Series 2018-36 Class FD (30 Day Average U.S. SOFR+0.36%)±	5.69%	6-25-2048	$4,805,160	$4,764,775
FNMA Series 2018-38 Class MA	3.30	6-25-2048	3,519,344	3,206,899
FNMA Series 2018-45 Class TM	3.00	6-25-2048	2,918,053	2,509,805
FNMA Series 2018-55 Class GA	3.38	8-25-2048	2,776,454	2,527,861
FNMA Series 2018-64 Class A	3.00	9-25-2048	2,388,759	2,005,398
FNMA Series 2018-8 Class KL	2.50	3-25-2047	2,274,968	1,935,644
FNMA Series 2018-85 Class EA	3.50	12-25-2048	1,812,997	1,686,328
FNMA Series 2019-13 Class PE	3.00	3-25-2049	1,775,239	1,538,221
FNMA Series 2019-15 Class FA (30 Day Average U.S. SOFR+0.61%)±	5.94	4-25-2049	1,278,830	1,252,929
FNMA Series 2019-25 Class PA	3.00	5-25-2048	4,750,628	4,219,100
FNMA Series 2019-41 Class FG (30 Day Average U.S. SOFR+0.61%)±	5.94	8-25-2059	3,359,168	3,283,230
FNMA Series 2019-43 Class FC (30 Day Average U.S. SOFR+0.51%)±	5.84	8-25-2049	2,510,032	2,450,769
FNMA Series 2019-67 Class FB (30 Day Average U.S. SOFR+0.56%)±	5.89	11-25-2049	1,299,143	1,269,654
FNMA Series 2020-12 Class FL (30 Day Average U.S. SOFR+0.56%)±	5.89	3-25-2050	2,674,580	2,590,626
FNMA Series 2020-37 Class DA	1.50	6-25-2050	1,873,621	1,580,588
FNMA Series 2020-45 Class JL	3.00	7-25-2040	3,880,125	3,437,019
FNMA Series 2020-48 Class AB	2.00	7-25-2050	3,068,693	2,435,818
FNMA Series 2020-48 Class DA	2.00	7-25-2050	6,881,584	5,545,330
FNMA Series 2020-57 Class LJ	2.00	8-25-2050	3,273,000	2,212,761
FNMA Series 2020-59 Class NC	3.00	8-25-2040	2,962,216	2,611,068
FNMA Series 2021-22 Class MN	2.75	10-25-2050	3,297,257	2,836,037
FNMA Series 2021-26 Class BD	1.75	5-25-2051	1,913,130	1,614,584
FNMA Series 2021-27 Class EC	1.50	5-25-2051	9,046,992	7,024,559
FNMA Series 2021-33 Class AV	2.50	3-25-2048	1,381,826	974,718
FNMA Series 2021-42 Class AC	2.00	2-25-2051	2,615,889	2,155,220
FNMA Series 2021-42 Class DC	2.00	11-25-2050	6,406,079	5,231,478
FNMA Series 2021-73 Class DJ	2.00	3-25-2049	3,638,177	2,957,466
FNMA Series 2021-73 Class A	2.50	11-25-2049	3,961,885	3,330,591
FNMA Series 2021-76 Class KB	1.25	11-25-2051	1,587,506	1,248,787
FNMA Series 2021-78 Class ND	1.50	11-25-2051	5,009,372	3,896,784
FNMA Series 2021-86 Class MA	2.50	11-25-2047	5,586,405	4,821,782
FNMA Series 2021-91 Class AB	2.50	9-25-2049	3,334,397	2,818,608
FNMA Series 2021-95 Class MA	2.50	4-25-2050	4,231,664	3,484,422
FNMA Series 2021-96 Class AH	2.50	3-25-2049	3,690,937	3,099,668
FNMA Series 2022-11 Class D	3.00	1-25-2050	2,228,964	1,955,032
FNMA Series 2022-18 Class DL	3.25	7-25-2046	4,901,728	4,387,145
FNMA Series 2022-28 Class CA	2.00	1-25-2048	3,126,983	2,761,097
FNMA Series 2022-3 Class N	2.00	10-25-2047	10,155,624	8,578,946
FNMA Series 2022-4 Class MH	3.00	9-25-2048	3,862,538	3,436,683
FNMA Series 2022-49 Class NQ	3.00	2-25-2052	1,860,000	1,563,062
FNMA Series 2022-89 Class AY	3.00	2-25-2048	3,870,259	3,069,079
FNMA Series 2022-9 Class DJ	3.25	3-25-2049	2,630,028	2,339,952
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 35

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA Series 2023-14 Class EJ	2.75%	4-25-2049	$3,508,113	$3,097,343
FNMA Series 2023-37 Class FG (30 Day Average U.S. SOFR+0.41%)±	5.74	8-25-2050	9,221,540	8,947,378
FNMA Series 2023-37 Class FH (30 Day Average U.S. SOFR+0.51%)±	5.84	1-25-2050	5,595,758	5,466,585
FNMA Series 2023-38 Class FC (30 Day Average U.S. SOFR+0.66%)±	5.99	6-25-2040	3,590,780	3,560,591
FNMA Series 2024-26 Class KY	3.00	12-25-2043	3,099,583	2,458,355
GNMA	2.50	12-20-2037	3,964,865	3,495,290
GNMA	2.50	6-20-2038	7,446,516	6,554,748
GNMA	3.00	6-20-2043	3,961,307	3,392,607
GNMA	3.00	8-20-2043	1,283,342	1,099,094
GNMA	3.00	10-20-2046	588,566	502,851
GNMA	3.00	12-20-2046	1,999,581	1,710,554
GNMA	3.00	1-20-2047	2,167,058	1,852,066
GNMA	3.00	3-20-2047	2,195,866	1,879,917
GNMA	3.00	4-20-2047	2,996,647	2,563,332
GNMA	3.00	5-20-2047	533,147	455,498
GNMA	3.00	7-20-2047	2,162,477	1,850,609
GNMA	3.00	9-20-2047	1,732,209	1,477,094
GNMA	3.00	11-15-2047	10,121,048	8,845,743
GNMA	3.00	11-20-2047	795,569	680,926
GNMA	3.00	12-20-2047	172,405	145,892
GNMA	3.00	1-20-2048	1,342,331	1,144,846
GNMA	3.00	2-20-2048	895,715	765,095
GNMA	3.00	3-20-2048	352,673	302,003
GNMA	3.00	10-20-2050	8,517,498	7,269,229
GNMA	3.50	1-20-2048	2,177,736	1,940,650
GNMA	4.00	3-20-2048	545,380	496,680
GNMA	4.00	4-20-2048	2,033,091	1,851,550
GNMA	4.50	8-15-2047	390,382	370,172
GNMA	4.50	2-20-2049	2,631,057	2,419,361
GNMA	6.00	1-20-2053	4,467,823	4,512,655
GNMA%%	6.50	5-15-2054	82,200,000	83,225,731
GNMA Series 2010-163 Class NC	4.00	12-20-2040	2,854,955	2,724,230
GNMA Series 2013-152 Class HA	2.50	6-20-2043	3,050,378	2,689,756
GNMA Series 2014-181 Class L	3.00	12-20-2044	1,976,655	1,701,123
GNMA Series 2015-144 Class CA	2.50	10-20-2045	3,204,763	2,691,278
GNMA Series 2015-161 Class GF (U.S. SOFR 1 Month+0.41%)±	5.73	11-20-2045	1,734,607	1,688,813
GNMA Series 2016-136 Class A	3.00	7-20-2044	1,801,691	1,529,434
GNMA Series 2016-93 Class AB	1.75	7-20-2044	3,584,821	2,751,848
GNMA Series 2016-99 Class TL	2.00	4-16-2044	5,227,323	4,049,702
GNMA Series 2017-139 Class GA	3.00	9-20-2047	7,240,604	6,311,589
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	2,228,686	1,988,766
GNMA Series 2018-65 Class DC	3.50	5-20-2048	2,433,839	2,105,144
GNMA Series 2020-133 Class GA	1.00	9-20-2050	3,831,113	3,137,563
GNMA Series 2020-138 Class LE	1.50	9-20-2050	8,839,169	6,749,511
GNMA Series 2021-215 Class GA	2.00	12-20-2051	2,075,663	1,716,126
The accompanying notes are an integral part of these financial statements.
36 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
GNMA Series 2021-227 Class E	2.50%	7-20-2050	$14,271,628	$11,905,069
GNMA Series 2021-27 Class BD	5.00	2-20-2051	2,247,900	2,134,127
GNMA Series 2021-27 Class CW±±	5.00	2-20-2051	1,324,965	1,240,740
GNMA Series 2021-27 Class NT	5.00	2-20-2051	2,693,376	2,478,280
GNMA Series 2021-27 Class Q	5.00	2-20-2051	2,361,499	2,180,007
GNMA Series 2021-8 Class CY	5.00	1-20-2051	856,346	818,767
GNMA Series 2022-107 Class C	2.50	6-20-2051	11,062,889	8,776,057
GNMA Series 2022-153 Class KA	4.00	12-20-2049	3,194,804	3,004,467
GNMA Series 2022-191 Class B	4.00	6-20-2041	14,145,835	12,637,026
GNMA Series 2022-191 Class BY	4.00	8-20-2041	15,226,534	13,631,323
GNMA Series 2022-197 Class LF (30 Day Average U.S. SOFR+0.70%)±	6.03	11-20-2052	9,892,481	9,708,767
GNMA Series 2022-205 Class A	2.00	9-20-2051	4,080,188	3,113,391
GNMA Series 2022-31 Class GH	2.50	12-20-2049	7,136,411	6,067,870
GNMA Series 2022-34 Class DN	3.50	9-20-2041	5,973,521	5,374,335
GNMA Series 2022-5 Class BA	2.00	10-20-2049	14,490,977	11,907,833
GNMA Series 2022-50 Class CA	3.00	3-20-2052	11,211,132	9,580,861
GNMA Series 2022-66 Class CG	3.50	4-20-2052	6,593,912	6,019,925
GNMA Series 2022-84 Class A	2.50	1-20-2052	3,944,701	3,165,462
GNMA Series 2023-196 Class E	3.00	9-20-2048	4,764,121	4,301,196
GNMA Series 2024-45 Class BD	2.00	3-20-2054	2,553,207	2,202,989
Total agency securities (Cost $2,252,243,331)				2,152,674,982
Asset-backed securities: 6.91%
Ally Auto Receivables Trust Series 2022-3 Class A4	5.07	6-15-2031	1,860,000	1,842,261
American Express Credit Account Master Trust Series 2024-2 Class A	5.24	4-15-2031	20,335,000	20,379,989
AmeriCredit Automobile Receivables Trust Series 2022-2 Class A3	4.38	4-18-2028	3,567,000	3,536,290
AmeriCredit Automobile Receivables Trust Series 2023-1 Class A3	5.62	11-18-2027	1,745,000	1,752,681
AmeriCredit Automobile Receivables Trust Series 2023-2 Class A3	5.81	5-18-2028	3,502,000	3,509,804
BA Credit Card Trust Series 2023-A2 Class A2	4.98	11-15-2028	14,708,000	14,583,782
BMW Vehicle Lease Trust Series 2023-1 Class A4	5.07	6-25-2026	2,481,000	2,465,584
Capital One Prime Auto Receivables Trust Series 2023-1 Class A3	4.87	2-15-2028	6,556,000	6,490,659
Chase Auto Owner Trust Series 2022-AA Class A4144A	3.99	3-27-2028	2,419,000	2,345,928
College Avenue Student Loans LLC Series 2017-A Class A1 (U.S. SOFR 1 Month+1.76%)144A±	7.08	11-26-2046	1,144,785	1,154,361
College Avenue Student Loans LLC Series 2018-A Class A2144A	4.13	12-26-2047	996,781	942,819
College Avenue Student Loans LLC Series 2019-A Class A2144A	3.28	12-28-2048	1,693,569	1,556,445
Discover Card Execution Note Trust Series 2023-A1 Class A	4.31	3-15-2028	5,494,000	5,381,680
Discover Card Execution Note Trust Series 2023-A2 Class A	4.93	6-15-2028	15,637,000	15,479,667
Ford Credit Auto Lease Trust Series 2024-A Class A4	5.05	6-15-2027	1,926,000	1,904,970
Ford Credit Auto Owner Trust Series 2022-D Class A4	5.30	3-15-2028	1,673,000	1,664,411
Ford Credit Auto Owner Trust Series 2023-A Class A3	4.65	2-15-2028	7,598,000	7,502,476
Ford Credit Auto Owner Trust Series 2024-1 Class A144A	4.87	8-15-2036	5,471,000	5,353,659
GM Financial Automobile Leasing Trust Series 2023-2 Class A4	5.09	5-20-2027	2,343,000	2,325,054
GM Financial Automobile Leasing Trust Series 2023-3 Class A4	5.44	8-20-2027	1,557,000	1,553,566
GM Financial Consumer Automobile Receivables Trust Series 2022-4 Class A3	4.82	8-16-2027	3,022,000	3,000,979
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 37

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
GM Financial Consumer Automobile Receivables Trust Series 2024-2 Class A4	5.04%	9-17-2029	$3,486,000	$3,448,186
GM Financial Consumer Automobile Receivables Trust Series 2024-2 Class A3	5.10	3-16-2029	5,731,000	5,688,000
GM Financial Revolving Receivables Trust Series 2024-1 Class A144A	4.98	12-11-2036	2,770,000	2,723,031
Hyundai Auto Lease Securitization Trust Series 2023-B Class A4144A	5.17	4-15-2027	3,749,000	3,720,852
Hyundai Auto Lease Securitization Trust Series 2023-C Class A4144A	5.84	9-15-2027	2,612,000	2,620,863
Hyundai Auto Receivables Trust Series 2021-C Class A4	1.03	12-15-2027	2,976,000	2,817,843
Hyundai Auto Receivables Trust Series 2022-A Class A3	2.22	10-15-2026	4,114,954	4,030,428
Hyundai Auto Receivables Trust Series 2022-A Class A4	2.35	4-17-2028	1,708,000	1,623,595
Hyundai Auto Receivables Trust Series 2023-A Class A4	4.48	7-17-2028	3,320,000	3,248,293
Hyundai Auto Receivables Trust Series 2023-B Class A3	5.48	4-17-2028	2,010,000	2,009,498
Mercedes-Benz Auto Receivables Trust Series 2022-1 Class A4	5.25	2-15-2029	3,874,000	3,855,105
Navient Private Education Loan Trust Series 2014-AA Class A3 (U.S. SOFR 1 Month+1.71%)144A±	7.04	10-15-2031	1,081,885	1,084,130
Navient Private Education Loan Trust Series 2016-AA Class A2B (U.S. SOFR 1 Month+2.26%)144A±	7.59	12-15-2045	576,472	580,727
Navient Private Education Refinance Loan Trust Series 2018-CA Class A2144A	3.52	6-16-2042	42,799	42,597
Navient Private Education Refinance Loan Trust Series 2018-DA Class A2A144A	4.00	12-15-2059	2,146,206	2,079,622
Navient Private Education Refinance Loan Trust Series 2019-A Class A2A144A	3.42	1-15-2043	1,801,771	1,750,009
Navient Private Education Refinance Loan Trust Series 2019-CA Class A2144A	3.13	2-15-2068	1,721,656	1,657,906
Navient Private Education Refinance Loan Trust Series 2019-D Class A2A144A	3.01	12-15-2059	4,659,767	4,379,682
Navient Private Education Refinance Loan Trust Series 2019-FA Class A2144A	2.60	8-15-2068	2,490,320	2,313,055
Navient Private Education Refinance Loan Trust Series 2020-GA Class A144A	1.17	9-16-2069	2,074,260	1,854,154
Navient Private Education Refinance Loan Trust Series 2021-BA Class A144A	0.94	7-15-2069	1,091,059	941,768
Navient Private Education Refinance Loan Trust Series 2021-CA Class A144A	1.06	10-15-2069	4,568,516	3,963,280
Navient Private Education Refinance Loan Trust Series 2021-EA Class A144A	0.97	12-16-2069	6,343,349	5,420,620
Navient Private Education Refinance Loan Trust Series 2021-FA Class A144A	1.11	2-18-2070	4,127,680	3,471,497
Navient Private Education Refinance Loan Trust Series 2022-A Class A144A	2.23	7-15-2070	3,009,258	2,620,612
Navient Student Loan Trust Series 2021-3A Class A1A144A	1.77	8-25-2070	4,219,551	3,641,971
Nelnet Student Loan Trust Series 2004-3 Class A5 (90 Day Average U.S. SOFR+0.44%)±	5.79	10-27-2036	820,863	809,530
Nelnet Student Loan Trust Series 2004-4 Class A5 (90 Day Average U.S. SOFR+0.42%)±	5.77	1-25-2037	2,116,021	2,099,820
The accompanying notes are an integral part of these financial statements.
38 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Nelnet Student Loan Trust Series 2005-1 Class A5 (90 Day Average U.S. SOFR+0.37%)±	5.72%	10-25-2033	$7,070,952	$6,991,198
Nelnet Student Loan Trust Series 2005-2 Class A5 (90 Day Average U.S. SOFR+0.36%)±	5.71	3-23-2037	6,900,028	6,826,994
Nelnet Student Loan Trust Series 2005-3 Class A5 (90 Day Average U.S. SOFR+0.38%)±	5.73	12-24-2035	5,091,079	5,035,546
Nelnet Student Loan Trust Series 2005-4 Class A4 (90 Day Average U.S. SOFR+0.44%)±	5.79	3-22-2032	1,386,916	1,337,528
Nissan Auto Lease Trust Series 2023-B Class A4	5.61	11-15-2027	3,476,000	3,470,010
Nissan Auto Lease Trust Series 2024-A Class A4	4.97	9-15-2028	2,019,000	1,992,088
Nissan Auto Receivables Owner Trust Series 2022-B Class A4	4.45	11-15-2029	2,437,000	2,382,751
PenFed Auto Receivables Owner Trust Series 2022-A Class A3144A	3.96	4-15-2026	2,303,899	2,289,406
PenFed Auto Receivables Owner Trust Series 2022-A Class A4144A	4.18	12-15-2028	1,743,000	1,713,943
Santander Drive Auto Receivables Trust Series 2022-2 Class A3	2.98	10-15-2026	509,136	508,513
Santander Drive Auto Receivables Trust Series 2022-3 Class A3	3.40	12-15-2026	832,200	829,395
Santander Drive Auto Receivables Trust Series 2022-4 Class A3	4.14	2-16-2027	2,203,930	2,194,889
Santander Drive Auto Receivables Trust Series 2022-5 Class A3	4.11	8-17-2026	1,162,534	1,160,280
Santander Drive Auto Receivables Trust Series 2022-6 Class A3	4.49	11-16-2026	3,698,595	3,688,231
Santander Drive Auto Receivables Trust Series 2022-7 Class A3	5.75	4-15-2027	1,934,585	1,934,531
Santander Drive Auto Receivables Trust Series 2024-1 Class A3	5.25	4-17-2028	3,508,000	3,488,589
SBNA Auto Lease Trust Series 2024-A Class A4144A	5.24	1-22-2029	5,312,000	5,274,524
SBNA Auto Lease Trust Series 2024-A Class A3144A	5.39	11-20-2026	3,882,000	3,867,125
SBNA Auto Receivables Trust Series 2024-A Class A4144A	5.21	4-16-2029	1,116,000	1,102,690
SBNA Auto Receivables Trust Series 2024-A Class A3144A	5.32	12-15-2028	2,598,000	2,578,898
SFS Auto Receivables Securitization Trust Series 2024-1A Class A4144A	4.94	1-21-2031	971,000	953,363
SFS Auto Receivables Securitization Trust Series 2024-1A Class A3144A	4.95	5-21-2029	5,724,000	5,648,569
SMB Private Education Loan Trust Series 2016-B Class A2A144A	2.43	2-17-2032	390,070	382,623
SMB Private Education Loan Trust Series 2016-C Class A2B (U.S. SOFR 1 Month+1.21%)144A±	6.54	9-15-2034	328,353	328,418
SMB Private Education Loan Trust Series 2020-B Class A1A144A	1.29	7-15-2053	1,580,784	1,430,351
SMB Private Education Loan Trust Series 2021-A Class APT1144A	1.07	1-15-2053	5,672,628	4,949,414
SoFi Professional Loan Program LLC Series 2017-D Class A2FX144A	2.65	9-25-2040	65,876	63,326
SoFi Professional Loan Program LLC Series 2020-C Class AFX144A	1.95	2-15-2046	355,724	321,670
SoFi Professional Loan Program LLC Series 2021-B Class AFX144A	1.14	2-15-2047	3,216,270	2,688,576
Synchrony Card Funding LLC Series 2023-A1 Class A	5.54	7-15-2029	9,010,000	9,010,045
T-Mobile U.S. Trust Series 2022-1A Class A144A	4.91	5-22-2028	3,719,000	3,695,218
T-Mobile U.S. Trust Series 2024-1A Class A144A	5.05	9-20-2029	5,829,000	5,779,752
Toyota Auto Receivables Owner Trust Series 2022-D Class A4	5.43	4-17-2028	2,132,000	2,127,815
Toyota Auto Receivables Owner Trust Series 2023-B Class A3	4.71	2-15-2028	4,376,000	4,320,053
Toyota Auto Receivables Owner Trust Series 2023-C Class A3	5.16	4-17-2028	5,998,000	5,964,313
Verizon Master Trust Series 2022-2 Class A	1.53	7-20-2028	3,146,000	3,053,990
Verizon Master Trust Series 2022-4 Class A	3.40	11-20-2028	6,085,000	5,948,434
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 39

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Verizon Master Trust Series 2022-6 Class A	3.67%	1-22-2029	$4,554,000	$4,447,693
Verizon Master Trust Series 2023-1 Class A	4.49	1-22-2029	6,417,000	6,306,054
Verizon Master Trust Series 2023-2 Class A	4.89	4-13-2028	2,391,000	2,374,612
Verizon Master Trust Series 2023-4 Class A1A	5.16	6-20-2029	11,813,000	11,727,983
Verizon Master Trust Series 2024-1 Class A1A	5.00	12-20-2028	8,712,000	8,635,487
Volkswagen Auto Loan Enhanced Trust Series 2023-1 Class A3	5.02	6-20-2028	5,050,000	5,006,096
WF Card Issuance Trust Series 2024-A1 Class A	4.94	2-15-2029	11,097,000	10,998,661
World Omni Select Auto Trust Series 2023-A Class A2A	5.92	3-15-2027	2,198,518	2,200,644
Total asset-backed securities (Cost $354,853,304)				346,254,028
Corporate bonds and notes: 21.02%
Basic materials: 0.49%
Chemicals: 0.22%
Dow Chemical Co.	5.15	2-15-2034	3,715,000	3,572,676
Dow Chemical Co.	5.60	2-15-2054	2,777,000	2,627,349
LYB International Finance III LLC	5.50	3-1-2034	5,108,000	4,958,723
				11,158,748
Mining: 0.27%
Glencore Funding LLC144A	5.37	4-4-2029	7,442,000	7,308,579
Glencore Funding LLC144A	5.63	4-4-2034	6,497,000	6,285,449
				13,594,028
Communications: 1.88%
Internet: 0.14%
Meta Platforms, Inc.	5.60	5-15-2053	3,471,000	3,442,323
Meta Platforms, Inc.	5.75	5-15-2063	3,471,000	3,458,985
				6,901,308
Media: 0.36%
Charter Communications Operating LLC/Charter Communications Operating Capital	3.50	6-1-2041	946,000	605,254
Charter Communications Operating LLC/Charter Communications Operating Capital	3.50	3-1-2042	4,621,000	2,922,970
Charter Communications Operating LLC/Charter Communications Operating Capital	3.90	6-1-2052	1,343,000	807,676
Charter Communications Operating LLC/Charter Communications Operating Capital	5.25	4-1-2053	2,317,000	1,739,264
Charter Communications Operating LLC/Charter Communications Operating Capital	5.50	4-1-2063	963,000	715,993
Charter Communications Operating LLC/Charter Communications Operating Capital	6.15	11-10-2026	3,817,000	3,826,391
Comcast Corp.	2.99	11-1-2063	2,059,000	1,171,283
Comcast Corp.	4.05	11-1-2052	1,775,000	1,339,818
Comcast Corp.	5.35	11-15-2027	3,617,000	3,635,089
Discovery Communications LLC	4.00	9-15-2055	1,925,000	1,207,333
				17,971,071
The accompanying notes are an integral part of these financial statements.
40 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Telecommunications: 1.38%
AT&T, Inc.	3.50%	6-1-2041	$1,759,000	$1,304,297
AT&T, Inc.	3.50	9-15-2053	2,729,000	1,799,134
AT&T, Inc.	3.55	9-15-2055	2,725,000	1,777,241
AT&T, Inc.	3.65	9-15-2059	1,723,000	1,117,780
AT&T, Inc.	3.80	12-1-2057	4,955,000	3,343,084
AT&T, Inc.	5.40	2-15-2034	9,459,000	9,241,858
Cisco Systems, Inc.	4.80	2-26-2027	5,570,000	5,523,060
Cisco Systems, Inc.	4.85	2-26-2029	5,570,000	5,500,490
Cisco Systems, Inc.	4.95	2-26-2031	3,713,000	3,651,940
Cisco Systems, Inc.	5.05	2-26-2034	6,498,000	6,355,976
Cisco Systems, Inc.	5.30	2-26-2054	2,785,000	2,679,802
T-Mobile USA, Inc.	1.50	2-15-2026	1,233,000	1,147,107
T-Mobile USA, Inc.	2.25	2-15-2026	3,844,000	3,624,070
T-Mobile USA, Inc.	2.55	2-15-2031	2,752,000	2,282,281
T-Mobile USA, Inc.	3.75	4-15-2027	5,855,000	5,579,117
T-Mobile USA, Inc.	5.05	7-15-2033	4,569,000	4,376,939
T-Mobile USA, Inc.	5.15	4-15-2034	1,839,000	1,770,656
T-Mobile USA, Inc.	5.75	1-15-2034	1,465,000	1,475,415
Verizon Communications, Inc.	2.36	3-15-2032	2,814,000	2,245,185
Verizon Communications, Inc.	2.65	11-20-2040	2,306,000	1,540,786
Verizon Communications, Inc.	5.50	2-23-2054	3,341,000	3,172,904
				69,509,122
Consumer, cyclical: 1.28%
Airlines: 0.12%
Delta Air Lines, Inc./SkyMiles IP Ltd.144A	4.75	10-20-2028	6,042,000	5,849,154
Auto manufacturers: 0.86%
Ford Motor Co.	3.25	2-12-2032	3,520,000	2,846,237
Ford Motor Credit Co. LLC	2.90	2-10-2029	9,367,000	8,086,135
Ford Motor Credit Co. LLC	4.00	11-13-2030	5,127,000	4,468,104
General Motors Financial Co., Inc.	2.70	6-10-2031	2,971,000	2,407,434
General Motors Financial Co., Inc.	5.55	7-15-2029	3,730,000	3,670,979
General Motors Financial Co., Inc.	5.95	4-4-2034	2,238,000	2,189,017
Hyundai Capital America144A	1.30	1-8-2026	3,471,000	3,217,733
Hyundai Capital America144A	5.50	3-30-2026	1,877,000	1,865,287
Hyundai Capital America144A	5.60	3-30-2028	5,726,000	5,693,103
Hyundai Capital America144A	5.70	6-26-2030	1,829,000	1,819,427
Hyundai Capital America144A	5.95	9-21-2026	5,103,000	5,120,114
Hyundai Capital America144A	6.50	1-16-2029	1,669,000	1,719,302
				43,102,872
Retail: 0.30%
Lowe’s Cos., Inc.	4.25	4-1-2052	4,458,000	3,446,173
Lowe’s Cos., Inc.	5.63	4-15-2053	893,000	851,823
Lowe’s Cos., Inc.	5.75	7-1-2053	2,779,000	2,700,376
Lowe’s Cos., Inc.	5.85	4-1-2063	917,000	887,623
McDonald’s Corp.	4.70	12-9-2035	3,149,000	2,934,628
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 41

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Retail(continued)
McDonald’s Corp.	4.80%	8-14-2028	$2,783,000	$2,737,569
McDonald’s Corp.	5.45	8-14-2053	1,713,000	1,632,511
				15,190,703
Consumer, non-cyclical: 3.40%
Agriculture: 0.70%
BAT Capital Corp.	4.39	8-15-2037	2,224,000	1,825,588
BAT Capital Corp.	4.54	8-15-2047	5,269,000	3,942,815
Bunge Ltd. Finance Corp.	1.63	8-17-2025	1,888,000	1,792,989
Philip Morris International, Inc.	4.88	2-15-2028	7,115,000	6,993,476
Philip Morris International, Inc.	4.88	2-13-2029	4,022,000	3,926,229
Philip Morris International, Inc.	5.00	11-17-2025	3,886,000	3,855,695
Philip Morris International, Inc.	5.25	9-7-2028	3,951,000	3,932,173
Philip Morris International, Inc.	5.25	2-13-2034	2,558,000	2,467,575
Philip Morris International, Inc.	5.38	2-15-2033	1,307,000	1,281,000
Philip Morris International, Inc.	5.50	9-7-2030	2,577,000	2,571,609
Philip Morris International, Inc.	5.63	9-7-2033	1,561,000	1,552,175
Philip Morris International, Inc.	5.75	11-17-2032	933,000	939,329
				35,080,653
Beverages: 0.57%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70	2-1-2036	11,657,000	10,851,003
Anheuser-Busch InBev Worldwide, Inc.	4.38	4-15-2038	2,381,000	2,109,819
Anheuser-Busch InBev Worldwide, Inc.	5.80	1-23-2059	1,373,000	1,394,411
Constellation Brands, Inc.	5.25	11-15-2048	3,821,000	3,453,896
Keurig Dr Pepper, Inc.	4.50	4-15-2052	2,587,000	2,106,222
Keurig Dr Pepper, Inc.	5.30	3-15-2034	4,500,000	4,381,668
PepsiCo, Inc.	3.90	7-18-2032	4,604,000	4,216,310
				28,513,329
Biotechnology: 0.13%
Amgen, Inc.	5.65	3-2-2053	6,539,000	6,275,356
Cosmetics/Personal Care: 0.04%
Haleon U.S. Capital LLC	3.63	3-24-2032	2,452,000	2,153,589
Food: 0.11%
Nestle Capital Corp.144A	4.88	3-12-2034	2,871,000	2,779,909
Nestle Capital Corp.144A	5.10	3-12-2054	2,871,000	2,679,294
				5,459,203
Healthcare-services: 0.80%
CommonSpirit Health	3.35	10-1-2029	1,721,000	1,550,499
HCA, Inc.	4.13	6-15-2029	9,832,000	9,135,674
HCA, Inc.	4.63	3-15-2052	1,754,000	1,373,821
HCA, Inc.	5.25	6-15-2049	1,240,000	1,073,012
HCA, Inc.	5.90	6-1-2053	6,224,000	5,863,670
UnitedHealth Group, Inc.	3.05	5-15-2041	861,000	623,002
UnitedHealth Group, Inc.	4.60	4-15-2027	3,834,000	3,770,138
The accompanying notes are an integral part of these financial statements.
42 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Healthcare-services(continued)
UnitedHealth Group, Inc.	4.70%	4-15-2029	$2,874,000	$2,811,119
UnitedHealth Group, Inc.	4.90	4-15-2031	3,834,000	3,730,193
UnitedHealth Group, Inc.	5.00	4-15-2034	2,878,000	2,783,889
UnitedHealth Group, Inc.	5.38	4-15-2054	1,916,000	1,819,983
UnitedHealth Group, Inc.	5.50	4-15-2064	956,000	907,171
UnitedHealth Group, Inc.	5.88	2-15-2053	4,441,000	4,521,723
				39,963,894
Pharmaceuticals: 1.05%
AbbVie, Inc.	3.20	11-21-2029	6,843,000	6,172,718
AbbVie, Inc.	4.05	11-21-2039	1,944,000	1,647,026
AbbVie, Inc.	4.25	11-21-2049	2,039,000	1,666,104
AbbVie, Inc.	4.50	5-14-2035	4,026,000	3,716,312
AbbVie, Inc.	4.55	3-15-2035	4,580,000	4,252,425
AbbVie, Inc.	4.80	3-15-2027	4,641,000	4,585,157
AbbVie, Inc.	4.80	3-15-2029	4,641,000	4,556,422
AbbVie, Inc.	4.95	3-15-2031	2,785,000	2,731,719
AbbVie, Inc.	5.05	3-15-2034	4,641,000	4,525,803
AbbVie, Inc.	5.40	3-15-2054	2,785,000	2,696,357
AstraZeneca Finance LLC	5.00	2-26-2034	3,753,000	3,650,780
Bristol-Myers Squibb Co.	5.65	2-22-2064	2,787,000	2,667,524
CVS Health Corp.	5.05	3-25-2048	2,223,000	1,896,209
Eli Lilly & Co.	4.70	2-9-2034	3,686,000	3,528,690
Eli Lilly & Co.	5.00	2-9-2054	2,777,000	2,582,467
Eli Lilly & Co.	5.10	2-9-2064	1,852,000	1,719,394
				52,595,107
Energy: 0.86%
Oil & gas: 0.41%
BP Capital Markets America, Inc.	4.70	4-10-2029	4,614,000	4,511,487
BP Capital Markets America, Inc.	4.99	4-10-2034	4,629,000	4,470,038
Diamondback Energy, Inc.	5.15	1-30-2030	3,465,000	3,398,557
Diamondback Energy, Inc.	5.20	4-18-2027	1,856,000	1,842,525
Diamondback Energy, Inc.	5.40	4-18-2034	3,504,000	3,405,052
Diamondback Energy, Inc.	5.75	4-18-2054	1,862,000	1,777,575
Diamondback Energy, Inc.	5.90	4-18-2064	932,000	886,586
				20,291,820
Pipelines: 0.45%
Energy Transfer LP	5.30	4-15-2047	3,899,000	3,369,699
Energy Transfer LP	5.40	10-1-2047	1,392,000	1,221,475
Energy Transfer LP	5.95	5-15-2054	4,647,000	4,379,656
MPLX LP	4.95	3-14-2052	4,413,000	3,688,396
MPLX LP	5.00	3-1-2033	5,509,000	5,180,983
ONEOK, Inc.	6.63	9-1-2053	4,740,000	4,943,871
				22,784,080
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 43

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Financial: 6.71%
Banks: 4.75%
Bank of America Corp. (U.S. SOFR+0.96%)±	1.73%	7-22-2027	$12,570,000	$11,532,192
Bank of America Corp. (U.S. SOFR+1.34%)±	5.93	9-15-2027	10,018,000	10,064,597
Bank of America Corp. (U.S. SOFR+1.57%)±	5.82	9-15-2029	2,793,000	2,809,433
Bank of America Corp. (U.S. SOFR+1.84%)±	5.87	9-15-2034	3,725,000	3,731,775
Bank of America Corp. (U.S. SOFR+1.91%)±	5.29	4-25-2034	1,597,000	1,538,284
Bank of America Corp. (U.S. SOFR 3 Month+1.30%)±	3.42	12-20-2028	12,843,000	11,904,055
Citigroup, Inc. (U.S. SOFR+2.06%)±	5.83	2-13-2035	2,038,000	1,961,489
Citigroup, Inc. (U.S. SOFR+2.66%)±	6.17	5-25-2034	4,363,000	4,330,016
Citizens Financial Group, Inc. (U.S. SOFR+2.01%)±	5.84	1-23-2030	4,627,000	4,531,543
Citizens Financial Group, Inc. (U.S. SOFR+2.33%)±	6.65	4-25-2035	2,239,000	2,245,260
Goldman Sachs Bank USA (U.S. SOFR+0.78%)±	5.28	3-18-2027	10,207,000	10,139,701
HSBC USA, Inc.	5.29	3-4-2027	13,999,000	13,951,355
JPMorgan Chase & Co. (U.S. SOFR+0.93%)±	5.57	4-22-2028	13,971,000	13,959,987
JPMorgan Chase & Co. (U.S. SOFR+1.16%)±	5.58	4-22-2030	11,550,000	11,539,762
JPMorgan Chase & Co. (U.S. SOFR+1.49%)±	5.77	4-22-2035	7,454,000	7,458,985
M&T Bank Corp. (U.S. SOFR+2.26%)±	6.08	3-13-2032	2,783,000	2,719,040
Morgan Stanley Bank NA (U.S. SOFR+1.08%)±	4.95	1-14-2028	9,408,000	9,267,133
Morgan Stanley (U.S. SOFR+1.01%)±	5.65	4-13-2028	3,730,000	3,733,659
Morgan Stanley (U.S. SOFR+1.26%)±	5.66	4-18-2030	12,585,000	12,587,672
Morgan Stanley (U.S. SOFR+1.58%)±	5.83	4-19-2035	13,096,000	13,090,723
Morgan Stanley (U.S. SOFR+1.59%)±	5.16	4-20-2029	1,817,000	1,787,307
Morgan Stanley (U.S. SOFR+1.63%)±	5.45	7-20-2029	3,632,000	3,609,788
Morgan Stanley (U.S. SOFR+1.73%)±	5.47	1-18-2035	3,326,000	3,235,788
Morgan Stanley (U.S. SOFR+2.56%)±	6.34	10-18-2033	6,255,000	6,487,404
Santander Holdings USA, Inc. (U.S. SOFR+3.28%)±	7.66	11-9-2031	3,705,000	3,962,442
Truist Financial Corp. (U.S. SOFR+1.62%)±	5.44	1-24-2030	4,636,000	4,541,309
Truist Financial Corp. (U.S. SOFR+1.92%)±	5.71	1-24-2035	2,782,000	2,699,895
Truist Financial Corp. (U.S. SOFR+2.45%)±	7.16	10-30-2029	6,407,000	6,708,615
Wells Fargo & Co. (U.S. SOFR+1.07%)±	5.71	4-22-2028	11,175,000	11,182,770
Wells Fargo & Co. (U.S. SOFR+1.50%)±	5.20	1-23-2030	18,694,000	18,330,026
Wells Fargo & Co. (U.S. SOFR+1.74%)±	5.57	7-25-2029	1,827,000	1,821,165
Wells Fargo & Co. (U.S. SOFR+1.79%)±	6.30	10-23-2029	2,815,000	2,883,852
Wells Fargo & Co. (U.S. SOFR+2.06%)±	6.49	10-23-2034	7,471,000	7,778,296
Wells Fargo & Co. (U.S. SOFR+2.10%)±	4.90	7-25-2033	10,265,000	9,637,361
				237,762,679
Diversified financial services: 0.17%
BlackRock Funding, Inc.	4.70	3-14-2029	928,000	910,315
BlackRock Funding, Inc.	5.00	3-14-2034	2,690,000	2,612,083
BlackRock Funding, Inc.	5.25	3-14-2054	930,000	877,866
Capital One Financial Corp. (U.S. SOFR+3.07%)±	7.62	10-30-2031	3,705,000	3,986,951
				8,387,215
Insurance: 0.31%
Aon North America, Inc.	5.13	3-1-2027	926,000	919,670
Aon North America, Inc.	5.15	3-1-2029	8,361,000	8,249,106
The accompanying notes are an integral part of these financial statements.
44 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Insurance(continued)
Aon North America, Inc.	5.45%	3-1-2034	$4,637,000	$4,535,261
Aon North America, Inc.	5.75	3-1-2054	1,854,000	1,792,317
				15,496,354
Real estate: 0.04%
CBRE Services, Inc.	5.50	4-1-2029	1,855,000	1,832,187
REITS: 1.44%
Agree LP	2.00	6-15-2028	3,432,000	2,969,200
Agree LP	2.60	6-15-2033	781,000	595,329
Agree LP	4.80	10-1-2032	1,721,000	1,580,967
American Homes 4 Rent LP	3.63	4-15-2032	3,159,000	2,701,955
American Homes 4 Rent LP	4.30	4-15-2052	1,415,000	1,056,266
American Tower Corp.	2.95	1-15-2051	915,000	552,349
American Tower Corp.	3.13	1-15-2027	1,548,000	1,450,694
American Tower Corp.	5.50	3-15-2028	3,655,000	3,636,614
American Tower Corp.	5.90	11-15-2033	5,465,000	5,502,883
Brixmor Operating Partnership LP	2.50	8-16-2031	3,021,000	2,419,810
Crown Castle, Inc.	2.10	4-1-2031	3,105,000	2,456,646
Crown Castle, Inc.	2.90	4-1-2041	1,675,000	1,121,410
Crown Castle, Inc.	5.10	5-1-2033	2,684,000	2,534,665
Crown Castle, Inc.	5.80	3-1-2034	5,672,000	5,618,315
Essex Portfolio LP	2.55	6-15-2031	1,629,000	1,320,541
Invitation Homes Operating Partnership LP	2.00	8-15-2031	544,000	420,440
Invitation Homes Operating Partnership LP	4.15	4-15-2032	3,144,000	2,800,382
Realty Income Corp.	2.10	3-15-2028	1,773,000	1,562,016
Realty Income Corp.	2.20	6-15-2028	1,692,000	1,484,614
Realty Income Corp.	2.85	12-15-2032	2,286,000	1,844,295
Realty Income Corp.	3.40	1-15-2030	1,893,000	1,687,366
Realty Income Corp.	4.90	7-15-2033	2,721,000	2,555,862
Realty Income Corp.	5.13	2-15-2034	5,807,000	5,522,189
Realty Income Corp.	5.63	10-13-2032	1,387,000	1,378,204
Regency Centers LP	2.95	9-15-2029	4,326,000	3,803,589
Regency Centers LP	5.25	1-15-2034	3,709,000	3,546,219
Store Capital LLC	2.70	12-1-2031	1,098,000	848,970
Store Capital LLC	2.75	11-18-2030	2,794,000	2,230,611
Store Capital LLC	4.50	3-15-2028	1,815,000	1,689,636
Store Capital LLC	4.63	3-15-2029	2,015,000	1,871,452
Sun Communities Operating LP	4.20	4-15-2032	4,106,000	3,595,327
				72,358,816
Industrial: 2.06%
Aerospace/defense: 0.82%
Boeing Co.	3.75	2-1-2050	1,166,000	751,747
Boeing Co.	5.81	5-1-2050	4,842,000	4,284,799
Boeing Co.144A%%	6.26	5-1-2027	2,907,000	2,916,203
Boeing Co.144A%%	6.30	5-1-2029	3,873,000	3,888,385
Boeing Co.144A%%	6.39	5-1-2031	2,907,000	2,920,058
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 45

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Aerospace/defense(continued)
Boeing Co.144A%%	6.53%	5-1-2034	$3,863,000	$3,890,816
Boeing Co.144A%%	6.86	5-1-2054	2,907,000	2,914,876
Boeing Co.144A%%	7.01	5-1-2064	1,939,000	1,940,762
Lockheed Martin Corp.	4.80	8-15-2034	3,825,000	3,656,987
Lockheed Martin Corp.	5.20	2-15-2064	2,674,000	2,482,558
Northrop Grumman Corp.	4.40	5-1-2030	2,106,000	2,004,140
Northrop Grumman Corp.	5.20	6-1-2054	478,000	439,080
RTX Corp.	6.10	3-15-2034	4,728,000	4,887,380
RTX Corp.	6.40	3-15-2054	3,782,000	4,056,288
				41,034,079
Building materials: 0.10%
Carrier Global Corp.	5.90	3-15-2034	3,663,000	3,742,426
Carrier Global Corp.	6.20	3-15-2054	1,283,000	1,337,541
				5,079,967
Electronics: 0.18%
Honeywell International, Inc.	5.00	3-1-2035	5,741,000	5,572,545
Honeywell International, Inc.	5.25	3-1-2054	1,914,000	1,814,198
Honeywell International, Inc.	5.35	3-1-2064	1,914,000	1,815,035
				9,201,778
Environmental control: 0.03%
Waste Management, Inc.	4.88	2-15-2034	1,814,000	1,744,123
Machinery-construction & mining: 0.20%
Caterpillar Financial Services Corp.	4.50	1-8-2027	4,589,000	4,515,324
Caterpillar Financial Services Corp.	4.85	2-27-2029	5,570,000	5,493,937
				10,009,261
Machinery-diversified: 0.57%
John Deere Capital Corp.	4.15	9-15-2027	3,659,000	3,545,859
John Deere Capital Corp.	4.50	1-8-2027	6,422,000	6,318,396
John Deere Capital Corp.	4.50	1-16-2029	6,422,000	6,246,468
John Deere Capital Corp.	4.95	7-14-2028	1,456,000	1,443,915
John Deere Capital Corp.	5.10	4-11-2034	4,640,000	4,556,100
John Deere Capital Corp.	5.15	9-8-2026	6,365,000	6,353,609
				28,464,347
Transportation: 0.16%
Burlington Northern Santa Fe LLC	4.45	1-15-2053	733,000	610,915
Burlington Northern Santa Fe LLC	5.20	4-15-2054	1,947,000	1,822,035
Crowley Conro LLC	4.18	8-15-2043	2,261,181	1,984,011
Union Pacific Corp.	2.38	5-20-2031	1,744,000	1,452,087
Union Pacific Corp.	2.80	2-14-2032	2,367,000	1,996,356
				7,865,404
The accompanying notes are an integral part of these financial statements.
46 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Technology: 2.14%
Computers: 0.10%
Apple, Inc.	2.38%	2-8-2041	$1,334,000	$896,145
Apple, Inc.	2.65	5-11-2050	1,454,000	897,231
Apple, Inc.	2.65	2-8-2051	1,123,000	689,040
Apple, Inc.	3.95	8-8-2052	3,510,000	2,765,112
				5,247,528
Semiconductors: 1.25%
Analog Devices, Inc.	5.05	4-1-2034	3,723,000	3,651,432
Analog Devices, Inc.	5.30	4-1-2054	3,352,000	3,188,938
Broadcom, Inc.144A	2.45	2-15-2031	2,869,000	2,357,924
Broadcom, Inc.	3.15	11-15-2025	2,150,000	2,071,393
Broadcom, Inc.144A	4.93	5-15-2037	2,621,000	2,393,546
Intel Corp.	2.80	8-12-2041	1,577,000	1,062,729
Intel Corp.	5.00	2-21-2031	2,787,000	2,720,155
Intel Corp.	5.15	2-21-2034	3,709,000	3,574,432
Intel Corp.	5.60	2-21-2054	2,784,000	2,619,770
Intel Corp.	5.63	2-10-2043	1,052,000	1,022,510
Intel Corp.	5.70	2-10-2053	3,657,000	3,492,032
Intel Corp.	5.90	2-10-2063	2,557,000	2,489,125
KLA Corp.	3.30	3-1-2050	1,502,000	1,028,972
KLA Corp.	4.70	2-1-2034	3,705,000	3,524,219
Marvell Technology, Inc.	5.75	2-15-2029	2,730,000	2,742,613
Marvell Technology, Inc.	5.95	9-15-2033	2,730,000	2,746,200
Micron Technology, Inc.	5.38	4-15-2028	9,186,000	9,148,332
Micron Technology, Inc.	5.88	2-9-2033	1,079,000	1,084,736
QUALCOMM, Inc.	6.00	5-20-2053	4,132,000	4,336,989
Texas Instruments, Inc.	4.85	2-8-2034	1,840,000	1,783,540
Texas Instruments, Inc.	5.00	3-14-2053	4,036,000	3,696,455
Texas Instruments, Inc.	5.15	2-8-2054	1,852,000	1,735,938
				62,471,980
Software: 0.79%
Adobe, Inc.	4.80	4-4-2029	4,653,000	4,602,870
Adobe, Inc.	4.85	4-4-2027	3,723,000	3,704,854
Adobe, Inc.	4.95	4-4-2034	5,555,000	5,419,194
Intuit, Inc.	5.13	9-15-2028	3,636,000	3,625,912
Intuit, Inc.	5.20	9-15-2033	3,634,000	3,586,733
Intuit, Inc.	5.25	9-15-2026	4,550,000	4,559,239
Intuit, Inc.	5.50	9-15-2053	3,644,000	3,563,084
Oracle Corp.	4.00	7-15-2046	3,184,000	2,358,886
VMware LLC	1.00	8-15-2024	5,701,000	5,620,097
VMware LLC	1.40	8-15-2026	2,568,000	2,335,286
				39,376,155
Utilities: 2.20%
Electric: 2.20%
American Transmission Systems, Inc.144A	2.65	1-15-2032	1,140,000	921,720
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 47

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Baltimore Gas & Electric Co.	2.25%	6-15-2031	$2,448,000	$2,005,349
Baltimore Gas & Electric Co.	5.40	6-1-2053	2,742,000	2,583,744
CenterPoint Energy Houston Electric LLC	5.15	3-1-2034	2,225,000	2,159,213
CenterPoint Energy Houston Electric LLC	5.20	10-1-2028	2,736,000	2,726,952
CenterPoint Energy Houston Electric LLC Series AH	3.60	3-1-2052	1,807,000	1,280,161
Consolidated Edison Co. of New York, Inc.	3.20	12-1-2051	548,000	353,991
Consolidated Edison Co. of New York, Inc.	5.50	3-15-2034	5,574,000	5,556,333
Consolidated Edison Co. of New York, Inc.	5.90	11-15-2053	1,831,000	1,840,349
Consumers Energy Co.	2.50	5-1-2060	1,488,000	788,276
DTE Electric Co.	2.95	3-1-2050	2,857,000	1,794,155
DTE Electric Co.	5.20	3-1-2034	1,848,000	1,795,858
DTE Electric Co. Series B	3.65	3-1-2052	1,308,000	930,006
DTE Energy Co.%%	5.85	6-1-2034	2,627,000	2,612,155
Duke Energy Carolinas LLC	2.55	4-15-2031	1,117,000	936,411
Duke Energy Carolinas LLC	2.85	3-15-2032	3,040,000	2,541,615
Duke Energy Carolinas LLC	3.55	3-15-2052	2,213,000	1,520,475
Duke Energy Carolinas LLC	4.95	1-15-2033	1,865,000	1,794,996
Duke Energy Carolinas LLC	5.35	1-15-2053	3,669,000	3,413,562
Duke Energy Carolinas LLC	5.40	1-15-2054	1,834,000	1,722,592
Duke Energy Corp.	3.50	6-15-2051	506,000	334,185
Duke Energy Florida LLC	2.40	12-15-2031	2,440,000	1,991,243
Duke Energy Progress LLC	2.50	8-15-2050	2,469,000	1,386,983
Duke Energy Progress LLC	5.25	3-15-2033	1,821,000	1,786,800
Entergy Arkansas LLC	2.65	6-15-2051	2,204,000	1,252,385
Entergy Arkansas LLC	5.15	1-15-2033	3,671,000	3,566,094
Eversource Energy	5.85	4-15-2031	3,724,000	3,707,629
Eversource Energy	5.95	7-15-2034	2,235,000	2,218,799
FirstEnergy Pennsylvania Electric Co.144A	3.25	3-15-2028	2,384,000	2,186,022
FirstEnergy Pennsylvania Electric Co.144A	4.30	1-15-2029	2,877,000	2,722,536
FirstEnergy Pennsylvania Electric Co.144A	5.15	3-30-2026	1,836,000	1,809,326
FirstEnergy Pennsylvania Electric Co.144A	5.20	4-1-2028	2,754,000	2,720,623
Jersey Central Power & Light Co.144A	2.75	3-1-2032	2,688,000	2,183,196
MidAmerican Energy Co.	2.70	8-1-2052	2,121,000	1,237,049
Mississippi Power Co. Series 12-A	4.25	3-15-2042	1,246,000	1,001,968
Mississippi Power Co. Series B	3.10	7-30-2051	2,934,000	1,809,621
Northern States Power Co.	5.40	3-15-2054	2,048,000	1,942,519
NSTAR Electric Co.	3.10	6-1-2051	616,000	396,328
Pacific Gas & Electric Co.	3.50	8-1-2050	928,000	595,184
Pacific Gas & Electric Co.	3.95	12-1-2047	5,572,000	3,906,922
Pacific Gas & Electric Co.	4.20	6-1-2041	1,421,000	1,092,178
Pacific Gas & Electric Co.	4.75	2-15-2044	823,000	663,919
Pacific Gas & Electric Co.	4.95	7-1-2050	7,824,000	6,363,430
Pacific Gas & Electric Co.	5.80	5-15-2034	4,267,000	4,166,313
PECO Energy Co.	2.85	9-15-2051	2,952,000	1,796,713
Public Service Co. of Oklahoma Series K	3.15	8-15-2051	1,656,000	1,036,778
Public Service Electric & Gas Co.	1.90	8-15-2031	4,205,000	3,337,718
Public Service Electric & Gas Co.	2.05	8-1-2050	679,000	357,377
Public Service Electric & Gas Co.	2.70	5-1-2050	1,144,000	696,152
The accompanying notes are an integral part of these financial statements.
48 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Public Service Enterprise Group, Inc.	5.20%	4-1-2029	$2,791,000	$2,739,360
Public Service Enterprise Group, Inc.	5.45	4-1-2034	3,150,000	3,063,441
Public Service Enterprise Group, Inc.	5.88	10-15-2028	3,752,000	3,788,264
Southern California Edison Co. Series C	4.13	3-1-2048	1,844,000	1,404,794
Virginia Electric & Power Co.	2.95	11-15-2051	2,448,000	1,491,063
				110,030,825
Total corporate bonds and notes (Cost $1,094,970,485)				1,052,756,735
Municipal obligations: 0.30%
Nevada: 0.08%
Airport revenue: 0.08%
County of Clark Department of Aviation Series C	6.82	7-1-2045	3,365,000	3,728,618
New York: 0.09%
Airport revenue: 0.09%
Port Authority of New York & New Jersey	4.46	10-1-2062	5,505,000	4,694,806
Ohio: 0.03%
Education revenue: 0.03%
Ohio State University Series A	4.80	6-1-2111	1,957,000	1,656,131
Texas: 0.10%
Education revenue: 0.02%
Board of Regents of the University of Texas System Series B	2.44	8-15-2049	1,695,000	1,013,232
Transportation revenue: 0.08%
North Texas Tollway Authority Series B	6.72	1-1-2049	3,609,000	4,056,260
				5,069,492
Total municipal obligations (Cost $17,119,837)				15,149,047
Non-agency mortgage-backed securities: 1.88%
Angel Oak Mortgage Trust Series 2020-2 Class A1A144A±±	2.53	1-26-2065	1,104,941	1,012,894
Angel Oak Mortgage Trust Series 2020-5 Class A1144A±±	1.37	5-25-2065	387,506	357,688
Angel Oak Mortgage Trust Series 2021-6 Class A1144A±±	1.46	9-25-2066	2,404,344	1,919,290
Bank5 Trust Series 2024-5YR6 Class A3%%	6.23	5-15-2057	4,339,000	4,419,061
BBCMS Mortgage Trust Series 2018-C2 Class ASB	4.24	12-15-2051	988,308	954,539
BMO Mortgage Trust Series 2024-5C4 Class A3%%	6.53	5-15-2057	3,678,000	3,789,118
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1144A±±	2.88	7-25-2049	1,405,166	1,311,060
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1144A±±	2.72	11-25-2059	707,957	685,121
BX Commercial Mortgage Trust Series 2021-VOLT Class A (U.S. SOFR 1 Month+0.81%)144A±	6.14	9-15-2036	10,912,000	10,802,880
BX Commercial Mortgage Trust Series 2021-XL2 Class A (U.S. SOFR 1 Month+0.80%)144A±	6.12	10-15-2038	3,601,975	3,568,206
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	943,118	916,021
COLT Mortgage Loan Trust Series 2021-2 Class A1144A±±	0.92	8-25-2066	3,311,485	2,626,014
COLT Mortgage Loan Trust Series 2021-4 Class A1144A±±	1.40	10-25-2066	3,413,730	2,748,234
COMM Mortgage Trust Series 2014-UBS4 Class A4	3.42	8-10-2047	2,415,275	2,411,372
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 49

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities(continued)
COMM Mortgage Trust Series 2015-LC23 Class A3	3.52%	10-10-2048	$1,901,886	$1,859,056
EQUS Mortgage Trust Series 2021-EQAZ Class A (U.S. SOFR 1 Month+0.87%)144A±	6.19	10-15-2038	2,716,946	2,693,172
GS Mortgage Securities Trust Series 2015-GC32 Class A3	3.50	7-10-2048	1,702,843	1,656,924
GS Mortgage Securities Trust Series 2020-GSA2 Class A4	1.72	12-12-2053	5,595,000	4,487,319
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1 Class A1144A	5.31	1-25-2051	1,615,898	1,590,084
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4 Class A3	3.39	12-15-2049	1,080,000	1,019,688
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class A4	3.67	9-15-2047	934,929	931,348
JPMBB Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	5,566,736	5,468,099
JPMBB Commercial Mortgage Securities Trust Series 2015-C30 Class A5	3.82	7-15-2048	3,008,000	2,894,122
Med Trust Series 2021-MDLN Class A (U.S. SOFR 1 Month+1.06%)144A±	6.39	11-15-2038	1,200,240	1,194,989
MFA Trust Series 2021-NQM2 Class A1144A±±	1.03	11-25-2064	1,300,527	1,105,684
Morgan Stanley Capital I Trust Series 2020-HR8 Class A3	1.79	7-15-2053	3,030,000	2,454,066
New Residential Mortgage Loan Trust Series 2019-NQM4 Class A1144A±±	2.49	9-25-2059	671,186	612,013
STAR Trust Series 2021-1 Class A1144A±±	1.22	5-25-2065	1,112,335	962,787
Starwood Mortgage Residential Trust Series 2020-1 Class A1144A±±	2.28	2-25-2050	231,454	215,077
Starwood Mortgage Residential Trust Series 2020-3 Class A1144A±±	1.49	4-25-2065	979,214	919,412
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1144A±±	1.03	11-25-2055	812,215	744,697
Starwood Mortgage Residential Trust Series 2021-4 Class A1144A±±	1.16	8-25-2056	3,041,800	2,492,231
Verus Securitization Trust Series 2019-4 Class A1144A±±	3.64	11-25-2059	958,468	925,415
Verus Securitization Trust Series 2019-INV3 Class A1144A±±	3.69	11-25-2059	400,542	386,789
Verus Securitization Trust Series 2020-2 Class A1144A±±	2.23	5-25-2060	302,096	298,802
Verus Securitization Trust Series 2021-1 Class A1144A±±	0.82	1-25-2066	1,512,253	1,306,520
Verus Securitization Trust Series 2021-2 Class A1144A±±	1.03	2-25-2066	2,783,462	2,376,310
Verus Securitization Trust Series 2021-3 Class A1144A±±	1.05	6-25-2066	2,247,907	1,859,993
Verus Securitization Trust Series 2021-4 Class A1144A±±	0.94	7-25-2066	2,857,501	2,207,098
Verus Securitization Trust Series 2021-5 Class A1144A±±	1.01	9-25-2066	7,069,671	5,780,494
Verus Securitization Trust Series 2021-7 Class A1144A±±	1.83	10-25-2066	3,102,060	2,650,840
Verus Securitization Trust Series 2021-8 Class A1144A±±	1.82	11-25-2066	3,015,155	2,591,689
Verus Securitization Trust Series 2021-R1 Class A1144A±±	0.82	10-25-2063	1,231,900	1,106,232
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	1,305,934	1,148,600
Visio Trust Series 2020-1R Class A1144A	1.31	11-25-2055	919,667	846,661
Total non-agency mortgage-backed securities (Cost $104,028,153)				94,307,709
U.S. Treasury securities: 27.33%
U.S. Treasury Bonds	1.13	5-15-2040	5,206,000	3,065,236
U.S. Treasury Bonds	1.13	8-15-2040	126,786,000	73,892,466
U.S. Treasury Bonds	1.38	11-15-2040	23,448,000	14,209,854
The accompanying notes are an integral part of these financial statements.
50 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Bonds	1.75%	8-15-2041	$121,188,000	$76,949,646
U.S. Treasury Bonds	1.88	2-15-2041	35,688,000	23,455,101
U.S. Treasury Bonds	2.00	11-15-2041	76,742,000	50,697,684
U.S. Treasury Bonds	2.25	5-15-2041	47,795,000	33,307,141
U.S. Treasury Bonds	2.38	2-15-2042	12,685,000	8,893,870
U.S. Treasury Bonds	2.38	5-15-2051	38,452,000	24,257,805
U.S. Treasury Bonds	2.88	5-15-2052	13,255,000	9,327,689
U.S. Treasury Bonds	3.13	11-15-2041	309,000	245,148
U.S. Treasury Bonds	3.63	2-15-2053	5,771,000	4,715,087
U.S. Treasury Bonds	3.88	5-15-2043	39,063,000	34,065,683
U.S. Treasury Bonds	4.25	2-15-2054	111,664,000	102,224,902
U.S. Treasury Bonds	4.50	2-15-2044	34,432,000	32,688,880
U.S. Treasury Bonds	4.75	11-15-2053	9,617,000	9,567,412
U.S. Treasury Notes	0.38	7-31-2027	34,288,000	29,714,034
U.S. Treasury Notes	0.50	8-31-2027	32,154,000	27,898,619
U.S. Treasury Notes	0.63	7-31-2026	8,942,000	8,120,454
U.S. Treasury Notes	0.63	11-30-2027	86,847,000	74,963,209
U.S. Treasury Notes##	0.75	4-30-2026	105,071,000	96,587,337
U.S. Treasury Notes	0.75	1-31-2028	4,573,000	3,941,533
U.S. Treasury Notes	1.13	10-31-2026	47,913,000	43,651,363
U.S. Treasury Notes	1.13	8-31-2028	29,299,000	25,165,094
U.S. Treasury Notes	1.25	4-30-2028	79,025,000	68,924,617
U.S. Treasury Notes	1.25	9-30-2028	4,024,000	3,466,456
U.S. Treasury Notes	1.50	8-15-2026	24,320,000	22,499,800
U.S. Treasury Notes	1.88	2-28-2027	9,378,000	8,635,819
U.S. Treasury Notes	2.00	11-15-2026	49,584,000	46,140,236
U.S. Treasury Notes	2.38	3-31-2029	16,662,000	14,948,938
U.S. Treasury Notes	2.75	7-31-2027	4,337,000	4,065,260
U.S. Treasury Notes	3.25	6-30-2029	60,945,000	56,819,309
U.S. Treasury Notes	3.63	3-31-2030	10,272,000	9,695,404
U.S. Treasury Notes	3.88	12-31-2029	39,572,000	37,907,194
U.S. Treasury Notes	4.00	2-15-2034	42,501,000	40,243,134
U.S. Treasury Notes	4.13	1-31-2025	2,792,000	2,767,870
U.S. Treasury Notes	4.13	3-31-2029	66,955,000	65,207,893
U.S. Treasury Notes	4.38	10-31-2024	1,068,000	1,062,775
U.S. Treasury Notes	4.50	11-30-2024	224,000	222,891
U.S. Treasury Notes	4.50	3-31-2026	6,866,000	6,797,072
U.S. Treasury Notes	4.50	4-15-2027	9,000	8,909
U.S. Treasury Notes	4.63	2-28-2026	7,620,000	7,561,064
U.S. Treasury Notes##	4.63	4-30-2029	127,599,000	127,110,536
U.S. Treasury Notes	4.63	4-30-2031	9,122,000	9,079,241
U.S. Treasury Notes	4.88	4-30-2026	24,116,000	24,043,464
Total U.S. Treasury securities (Cost $1,440,137,531)				1,368,813,129
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 51

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 3.55%
Basic materials: 0.14%
Mining: 0.14%
Anglo American Capital PLC144A	4.75%	3-16-2052	$3,319,000	$2,726,615
Anglo American Capital PLC144A	5.75	4-5-2034	4,190,000	4,137,356
				6,863,971
Consumer, non-cyclical: 0.57%
Commercial services: 0.02%
Adani International Container Terminal Pvt Ltd.144A	3.00	2-16-2031	1,231,520	1,023,999
Food: 0.18%
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL144A	7.25	11-15-2053	9,000,000	9,255,078
Healthcare-products: 0.09%
DH Europe Finance II Sarl	2.20	11-15-2024	4,503,000	4,421,624
Pharmaceuticals: 0.28%
Pfizer Investment Enterprises Pte. Ltd.	4.75	5-19-2033	5,449,000	5,190,658
Pfizer Investment Enterprises Pte. Ltd.	5.30	5-19-2053	5,780,000	5,390,067
Pfizer Investment Enterprises Pte. Ltd.	5.34	5-19-2063	3,665,000	3,362,130
				13,942,855
Energy: 0.61%
Oil & gas: 0.34%
Aker BP ASA144A	5.60	6-13-2028	4,793,000	4,779,991
Aker BP ASA144A	6.00	6-13-2033	5,907,000	5,894,593
Petroleos Mexicanos	2.38	4-15-2025	362,900	354,584
Petroleos Mexicanos	2.46	12-15-2025	1,613,000	1,526,952
TotalEnergies Capital SA	5.15	4-5-2034	1,852,000	1,824,878
TotalEnergies Capital SA	5.49	4-5-2054	1,853,000	1,803,011
TotalEnergies Capital SA	5.64	4-5-2064	925,000	903,277
				17,087,286
Pipelines: 0.27%
Enbridge, Inc.	5.63	4-5-2034	2,777,000	2,716,971
Enbridge, Inc.	5.95	4-5-2054	925,000	895,709
Enbridge, Inc.	6.00	11-15-2028	2,750,000	2,795,281
Enbridge, Inc.	6.20	11-15-2030	2,750,000	2,832,097
Galaxy Pipeline Assets Bidco Ltd.144A	2.16	3-31-2034	3,115,178	2,598,726
Galaxy Pipeline Assets Bidco Ltd.144A	2.63	3-31-2036	2,354,000	1,846,427
				13,685,211
Financial: 2.20%
Banks: 2.17%
Banco Bilbao Vizcaya Argentaria SA (1 Year Treasury Constant Maturity+1.95%)±	6.03	3-13-2035	3,600,000	3,523,026
Banco Bilbao Vizcaya Argentaria SA (1 Year Treasury Constant Maturity+3.30%)±	7.88	11-15-2034	3,800,000	4,070,695
The accompanying notes are an integral part of these financial statements.
52 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Banks(continued)
Banco Santander SA	6.61%	11-7-2028	$2,800,000	$2,904,618
Banco Santander SA	6.94	11-7-2033	7,000,000	7,489,504
Banco Santander SA (1 Year Treasury Constant Maturity+1.45%)±	5.54	3-14-2030	6,400,000	6,272,750
Banco Santander SA (1 Year Treasury Constant Maturity+1.65%)±	6.53	11-7-2027	2,800,000	2,845,164
Barclays PLC (U.S. SOFR+1.49%)±	5.67	3-12-2028	5,560,000	5,520,937
Barclays PLC (U.S. SOFR+1.74%)±	5.69	3-12-2030	5,560,000	5,486,364
Barclays PLC (U.S. SOFR+2.62%)±	6.69	9-13-2034	4,136,000	4,282,459
BNP Paribas SA (U.S. SOFR+1.52%)144A±	5.18	1-9-2030	5,495,000	5,387,999
BNP Paribas SA (U.S. SOFR+1.87%)144A±	5.89	12-5-2034	5,407,000	5,461,530
Danske Bank AS (1 Year Treasury Constant Maturity+1.40%)144A±	5.71	3-1-2030	4,740,000	4,680,882
Deutsche Bank AG (U.S. SOFR+2.26%)±	3.74	1-7-2033	7,107,000	5,712,024
ING Groep NV (U.S. SOFR+1.44%)±	5.34	3-19-2030	4,715,000	4,619,387
Lloyds Banking Group PLC (1 Year Treasury Constant Maturity+1.38%)±	5.46	1-5-2028	11,012,000	10,915,704
Lloyds Banking Group PLC (1 Year Treasury Constant Maturity+1.75%)±	5.68	1-5-2035	5,495,000	5,360,076
Societe Generale SA (1 Year Treasury Constant Maturity+1.75%)144A±	5.63	1-19-2030	4,628,000	4,522,058
Societe Generale SA (1 Year Treasury Constant Maturity+2.95%)144A±	7.13	1-19-2055	2,025,000	1,933,437
UBS AG	5.65	9-11-2028	4,277,000	4,296,639
UBS Group AG144A	4.28	1-9-2028	4,010,000	3,803,225
UBS Group AG (1 Year Treasury Constant Maturity+1.77%)144A±	5.70	2-8-2035	2,004,000	1,943,244
UBS Group AG (1 Year Treasury Constant Maturity+2.00%)144A±	6.30	9-22-2034	2,739,000	2,780,421
UBS Group AG (U.S. SOFR+1.73%)144A±	3.09	5-14-2032	2,908,000	2,407,950
UBS Group AG (U.S. SOFR+3.73%)144A±	4.19	4-1-2031	2,774,000	2,529,468
				108,749,561
REITS: 0.03%
Trust Fibra Uno144A	6.39	1-15-2050	1,883,000	1,458,107
Utilities: 0.03%
Electric: 0.03%
Israel Electric Corp. Ltd.144A	3.75	2-22-2032	1,561,000	1,262,834
Total yankee corporate bonds and notes (Cost $182,097,529)				177,750,526
Yankee government bonds: 0.76%
Australia: 0.12%
Export Finance & Insurance Corp.144A	4.63	10-26-2027	6,151,000	6,071,841
Bermuda: 0.04%
Bermuda144A	5.00	7-15-2032	1,940,000	1,829,420
Israel: 0.20%
Israel	3.88	7-3-2050	1,283,000	882,073
Israel	5.50	3-12-2034	5,374,000	5,085,148
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 53

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Israel(continued)
Israel	5.75%	3-12-2054	$594,000	$535,455
Israel	4.50	1-17-2033	4,019,000	3,588,324
				10,091,000
Mexico: 0.34%
Mexico	2.66	5-24-2031	2,923,000	2,369,754
Mexico	3.25	4-16-2030	1,412,000	1,224,442
Mexico	4.60	1-23-2046	3,637,000	2,768,048
Mexico	4.60	2-10-2048	1,825,000	1,378,290
Mexico	3.50	2-12-2034	10,310,000	8,254,462
Mexico	6.34	5-4-2053	1,039,000	966,510
				16,961,506
Panama: 0.02%
Panama	4.50	4-16-2050	471,000	301,630
Panama	6.85	3-28-2054	627,000	545,076
				846,706
Paraguay: 0.04%
Paraguay144A	5.40	3-30-2050	2,726,000	2,269,395
Total yankee government bonds (Cost $39,480,574)				38,069,868

		Yield	Shares
Short-term investments: 1.85%
Investment companies: 1.85%
Allspring Government Money Market Fund Select Class♠∞##		5.23	92,880,101	92,880,101
Total short-term investments (Cost $92,880,101)				92,880,101
Total investments in securities (Cost $5,577,810,845)	106.57%			5,338,656,125
Other assets and liabilities, net	(6.57)			(329,298,235)
Total net assets	100.00%			$5,009,357,890

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated as collateral for when-issued securities.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
RFUCCT1Y	Refinitiv USD IBOR Consumer Cash Fallbacks Term 1-year
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
The accompanying notes are an integral part of these financial statements.
54 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2024

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$117,290,523	$3,010,110,738	$(3,034,521,160)	$0	$0	$92,880,101	92,880,101	$7,907,083
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 55

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $5,484,930,744)	$5,245,776,024
Investments in affiliated securities, at value (cost $92,880,101)	92,880,101
Cash	3,708,332
Segregated cash for when-issued securities	1,570,000
Receivable for investments sold	162,865,145
Receivable for interest	29,221,626
Principal paydown receivable	596,443
Prepaid expenses and other assets	48,111
Total assets	5,536,665,782
Liabilities
Payable for when-issued transactions	302,041,188
Payable for investments purchased	223,843,916
Advisory fee payable	1,319,255
Accrued expenses and other liabilities	103,533
Total liabilities	527,307,892
Total net assets	$5,009,357,890
The accompanying notes are an integral part of these financial statements.
56 | Allspring Core Bond Portfolio

Statement of operations—year ended April 30, 2024
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Interest (net of foreign withholding taxes of $0 and $5,992, respectively)	$192,205,069	$151,508,682
Income from affiliated securities	7,907,083	3,887,580
Total investment income	200,112,152	155,396,262
Expenses
Advisory fee	15,230,641	15,815,926
Custody and accounting fees	138,299	288,524
Professional fees	94,494	134,101
Interest holder report expenses	9,277	33,891
Trustees’ fees and expenses	21,767	27,688
Other fees and expenses	133,157	137,594
Total expenses	15,627,635	16,437,724
Less: Fee waivers and/or expense reimbursements	(1,204,798)	(329,616)
Net expenses	14,422,837	16,108,108
Net investment income	185,689,315	139,288,154
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Unaffiliated securities	(192,463,998)	(329,727,799)
Affiliated securities	0	(81)
Securities sold short	255,348	0
Net realized losses on investments	(192,208,650)	(329,727,880)
Net change in unrealized gains (losses) on
Unaffiliated securities	10,038,835	89,960,355
Securities sold short	(204,688)	204,688
Net change in unrealized gains (losses) on investments	9,834,147	90,165,043
Net realized and unrealized gains (losses) on investments	(182,374,503)	(239,562,837)
Net increase (decrease) in net assets resulting from operations	$3,314,812	$(100,274,683)
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 57

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$185,689,315	$139,288,154	$71,113,325
Net realized losses on investments	(192,208,650)	(329,727,880)	(167,999,743)
Net change in unrealized gains (losses) on investments	9,834,147	90,165,043	(357,074,109)
Net increase (decrease) in net assets resulting from operations	3,314,812	(100,274,683)	(453,960,527)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	764,324,836	747,955,348	733,615,538
Withdrawals	(421,264,999)	(843,243,755)	(1,063,241,380)
Net increase (decrease) in net assets resulting from capital share transactions	343,059,837	(95,288,407)	(329,625,842)
Total increase (decrease) in net assets	346,374,649	(195,563,090)	(783,586,369)
Net assets
Beginning of period	4,662,983,241	4,858,546,331	5,642,132,700
End of period	$5,009,357,890	$4,662,983,241	$4,858,546,331
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
58 | Allspring Core Bond Portfolio

Financial highlights
Financial highlights

	Year ended April 30 2024[1]	Year ended May 31
		2023	2022	2021	2020	2019
Total return[2]	0.09%	(1.88)%	(8.55)%	0.65%	9.49%	6.30%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.36%	0.36%	0.35%	0.35%	0.35%
Net expenses[3]	0.33%	0.36%	0.36%	0.35%	0.35%	0.35%
Net investment income	4.25%	3.08%	1.33%	1.30%	2.28%	2.93%
Supplemental Data
Portfolio turnover rate	349%	384%	432%	457%	603%	577%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns for periods of less than one year are not annualized.
[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 59

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
During the period, the Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
TBA sale commitments
The Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA
60 | Allspring Core Bond Portfolio

Notes to financial statements
sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Portfolio may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Interest earned on cash balances held at the custodian is recorded as interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $5,592,564,464 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$8,327,381
Gross unrealized losses	(262,235,720)
Net unrealized losses	$(253,908,339)
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Core Bond Portfolio | 61

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$2,152,674,982	$0	$2,152,674,982
Asset-backed securities	0	346,254,028	0	346,254,028
Corporate bonds and notes	0	1,052,756,735	0	1,052,756,735
Municipal obligations	0	15,149,047	0	15,149,047
Non-agency mortgage-backed securities	0	94,307,709	0	94,307,709
U.S. Treasury securities	1,368,813,129	0	0	1,368,813,129
Yankee corporate bonds and notes	0	177,750,526	0	177,750,526
Yankee government bonds	0	38,069,868	0	38,069,868
Short-term investments
Investment companies	92,880,101	0	0	92,880,101
Total assets	$1,461,693,230	$3,876,962,895	$0	$5,338,656,125
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At April 30, 2024, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the eleven months ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the eleven months ended April 30, 2024.
62 | Allspring Core Bond Portfolio

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the eleven months ended April 30, 2024, and year ended May 31, 2023 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Year ended April 30, 2024	$15,926,471,361	$2,284,471,306	$15,150,815,836	$2,228,793,676
Year ended May 31, 2023	10,700,380,474	7,437,782,992	10,771,433,780	7,064,558,280
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Portfolio under the agreement.
7.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring Core Bond Portfolio | 63

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
64 | Allspring Core Bond Portfolio

Other information (unaudited)
Other information
Tax information
For the fiscal year ended April 30, 2024, $158,752,054 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended April 30, 2024, 25% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Core Bond Fund | 65

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

66 | Allspring Core Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Core Bond Fund | 67

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

68 | Allspring Core Bond Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-wwabvk4z 06-24
AR0940 04-24

Allspring Emerging Growth Fund
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Emerging Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Growth Fund for the 11-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Emerging Growth Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Emerging Growth Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Emerging Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Notice to Shareholders
 At a meeting held on May 28-30, 2024, the Board of Trustees of the Fund approved a proposal to collapse the master-
feeder structure under which the Fund invests 100% of its assets in the Allspring Emerging Growth Portfolio. On or about
September 13, 2024, the Fund will begin to invest substantially all of its assets directly in a portfolio of securities based on the Fund’s existing investment strategy. For additional details regarding this and related changes, please consult the Fund’s prospectuses, summary prospectuses and statement of additional information.

Allspring Emerging Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA, David Nazaret, CFA, Thomas C. Ognar, CFA†, Michael T. Smith, CFA††, Christopher J. Warner, CFA††

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WEMAX)	3-31-2008	-1.49	2.89	7.55	4.51	4.12	8.19	1.39	1.22
Class C (WEMCX)	3-31-2008	2.55	3.35	7.57	3.55	3.35	7.57	2.14	1.97
Class R6 (WEGRX)[3]	7-31-2018	–	–	–	4.82	4.53	8.67	0.97	0.80
Administrator Class (WFGDX)	1-31-2007	–	–	–	4.51	4.20	8.30	1.32	1.15
Institutional Class (WEMIX)	3-31-2008	–	–	–	4.76	4.49	8.62	1.07	0.85
Russell 3000® Index[4]	–	–	–	–	22.30	12.43	11.81	–	–
Russell 2000® Growth Index[5]	–	–	–	–	12.39	5.04	7.60	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.80% for Class R6, 1.15% for Administrator Class and 0.85% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

†	Mr. Ognar has announced his intention to retire from Allspring Global Investments, LLC in August 2025. He will continue to serve as a portfolio manager of the Fund until July 26, 2024.
††	Mr. Smith and Mr. Warner became portfolio managers of the Fund on May 31, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Emerging Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index and Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Emerging Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned 6.19%, underperforming the Russell 2000® Growth Index, which returned 12.37% for the 11-month period that ended April 30, 2024.
•Stocks within the information technology (IT) and financials sectors and an underweight to the energy sector were leading detractors from the Fund’s relative performance.
•The biggest relative outperformers came from the consumer staples and consumer discretionary sectors.
Small caps again lagged the overall equity market.
Over the period, equities staged a strong rally that was led by large- and mega-cap stocks. Small caps lagged, but the Russell 2000® Growth Index still returned more than 12% during the period. While interest rates have stabilized, the Federal Reserve has been deliberate in its actions and has not moved to cut interest rates quite yet. Inflation data has been mixed, with hotter-than-expected Consumer Price Index* readings so far in 2024. Even though inflation has generally trended downward, the slowness of the decline has pushed out market expectations for rate cuts. Given the high correlation of small-cap growth stocks to interest rates, it’s not a huge surprise that the asset class lagged in this market environment. On the plus side, the U.S. economy has been resilient and labor markets look strong. With recession no longer a base-case scenario, we believe small caps are poised to see improved performance.

Ten largest holdings (%) as of April 30, 2024[1]
TransMedics Group, Inc.	3.46
CyberArk Software Ltd.	3.19
SPS Commerce, Inc.	2.89
Casella Waste Systems, Inc. Class A	2.88
e.l.f. Beauty, Inc.	2.78
SPX Technologies, Inc.	2.74
RadNet, Inc.	2.72
BellRing Brands, Inc.	2.45
Boot Barn Holdings, Inc.	2.37
Comfort Systems USA, Inc.	2.35

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

IT and financials detracted during the period.
The Fund lagged its benchmark due to weakness within IT and financials. Within IT, Impinj Inc.** was a notable laggard as earnings were hurt by excess inventory that took time to clear coming out of COVID. The Fund also was hurt by not owning Super Micro Computer, Inc., an index name that had become far too big to be owned in a small-cap portfolio after an artificial intelligence (AI) fueled surge that pushed its market cap to approximately $50 billion. While the company’s business has clearly been an early AI infrastructure beneficiary, we question the meteoric rise of its shares based on a lot of AI hype.
Financials were also a laggard despite notable winners, including Kinsale Capital Group. The underperformers were largely in payment-related names Flywire and Shift4 Payments, both down during the period. Shift4 Payments Inc. is a payment processing company with omni-channel capabilities. The company specializes in the hospitality (restaurants and hotels) segment but is increasingly branching out to the retail and e-commerce industries. Both Flywire and Shift4 reported mixed results showing decelerating growth, which led us to exit both stocks.
Consumer staples and consumer discretionary were leading contributors during the period.
Consumer staples was a bright spot as several higher-growth names significantly outperformed. e.I.f. Beauty, Inc. a maker of affordable beauty products, experienced strong growth and the stock gained more than 56% during the period. Celsius Holdings, Inc., is a beverage and packaged goods company. Its core offerings include pre-and post-workout functional energy drinks and protein bars that don’t use chemical preservatives, aspartame, or high-fructose corn syrup and are low in sodium. Shares rose sharply during the period.
Within consumer discretionary, Boot Barn, a western-wear specialty brand, saw strong growth that fueled a sharp rebound in shares. It gained more than 50% during the period. Wingstop saw its shares almost double as the company’s business showed strong momentum. Its franchise model is capital light and has allowed the company to establish a large footprint with strong growth across the U.S. and international markets.

*The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
**This security was no longer held at the end of the reporting period.

8 | Allspring Emerging Growth Fund

Performance highlights (unaudited)
Sector allocation as of April 30, 2024[1]

30%
Information technology
23%
Health care
21%
Industrials
12%
Consumer discretionary
8%
Consumer staples
4%
Financials
2%
Materials

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

Small-cap valuations remain interesting.
While there are some concerns regarding narrow market breadth, with a handful of mega-cap stocks dominating returns, breadth has improved in recent quarters, with mid- and small-cap stocks outperforming in late 2023. March 2024 saw a rotation toward value stocks—an indication that the market isn’t solely focused on growth stocks. We believe the broadening of market participation should be viewed positively, and if the trend persists, we expect a better environment for small-cap stocks to thrive given their relative valuation to large caps.
Furthermore, earnings have demonstrated resilience, marking back-to-back quarters of growth for the first time since 2021. Small-cap earnings are expected to accelerate in the second half of 2024. While market expectations are elevated for the upcoming quarters, the resilience of the U.S. economy and anticipation of an upcoming interest rate cut cycle are instilling optimism within U.S. equities.
Lastly, the emergence of generative AI is expected to be a transformative catalyst over the next decade. While the initial winners are expected to be in infrastructure-related sectors, such as data centers, semiconductors, and power management, the long-term impact is forecasted to permeate across all industries. Companies with proprietary data or those facilitating data organization and processing are poised to be long-term beneficiaries. This technological advancement is expected to drive disruptive changes, fostering innovation and creating significant investment opportunities within the growth space. We expect opportunities across small caps to materialize as the changes unfold.

Allspring Emerging Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,231.38	$6.60	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$5.97	1.19%
Class C
Actual	$1,000.00	$1,225.62	$11.18	2.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.12	2.02%
Class R6
Actual	$1,000.00	$1,232.28	$4.72	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%
Administrator Class
Actual	$1,000.00	$1,230.86	$6.66	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02	1.20%
Institutional Class
Actual	$1,000.00	$1,232.97	$5.00	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Emerging Growth Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Value
Investment companies: 100.00%
Affiliated master portfolio: 100.00%
Allspring Emerging Growth Portfolio		$244,040,541
Total investment companies (Cost $154,830,462)		244,040,541
Total investments in securities (Cost $154,830,462)	100.00%	244,040,541
Other assets and liabilities, net	(0.00)	(10,104)
Total net assets	100.00%	$244,030,437
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Emerging Growth Portfolio	89.59%	87.86%	$(1,846,187)	$20,768,417	$317,222	$2,802	$247,192	$244,040,541
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 11

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $154,830,462)	$244,040,541
Receivable for Fund shares sold	299,765
Receivable from manager	31,463
Prepaid expenses and other assets	121,914
Total assets	244,493,683
Liabilities
Payable for Fund shares redeemed	361,393
Administration fees payable	30,403
Shareholder servicing fee payable	27,152
Distribution fee payable	441
Accrued expenses and other liabilities	43,857
Total liabilities	463,246
Total net assets	$244,030,437
Net assets consist of
Paid-in capital	$173,319,155
Total distributable earnings	70,711,282
Total net assets	$244,030,437
Computation of net asset value and offering price per share
Net assets–Class A	$113,793,042
Shares outstanding–Class A1	12,294,281
Net asset value per share–Class A	$9.26
Maximum offering price per share – Class A2	$9.82
Net assets–Class C	$731,932
Shares outstanding–Class C1	114,213
Net asset value per share–Class C	$6.41
Net assets–Class R6	$41,171,285
Shares outstanding–Class R6[1]	3,643,733
Net asset value per share–Class R6	$11.30
Net assets–Administrator Class	$13,917,174
Shares outstanding–Administrator Class[1]	1,396,306
Net asset value per share–Administrator Class	$9.97
Net assets–Institutional Class	$74,417,004
Shares outstanding–Institutional Class[1]	6,633,661
Net asset value per share–Institutional Class	$11.22
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Emerging Growth Fund

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends allocated from affiliated Master Portfolio	$317,222	$725,681
Affiliated income allocated from affiliated Master Portfolio	247,192	205,658
Interest allocated from affiliated Master Portfolio	2,802	0
Securities lending income allocated from affiliated Master Portfolio	0	94,322
Expenses allocated from affiliated Master Portfolio	(2,120,599)	(2,655,116)
Waivers allocated from affiliated Master Portfolio	1,484	10,637
Total investment income	(1,551,899)	(1,618,818)
Expenses
Management fee	126,942	157,446
Administration fees
Class A	217,239	271,091
Class C	1,523	2,885
Class R6	10,533	8,036
Administrator Class	17,370	22,046
Institutional Class	125,496	182,888
Shareholder servicing fees
Class A	270,091	322,288
Class C	1,891	3,412
Administrator Class	33,310	42,191
Distribution fee
Class C	5,673	10,235
Custody and accounting fees	3	18,500
Professional fees	50,407	39,056
Registration fees	48,880	48,327
Shareholder report expenses	35,457	27,128
Trustees’ fees and expenses	21,705	21,093
Other fees and expenses	6,187	6,519
Total expenses	972,707	1,183,141
Less: Fee waivers and/or expense reimbursements
Fund-level	(330,285)	(346,428)
Class A	(48,908)	(20,861)
Class R6	0	(3,152)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 13

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Administrator Class	(14)	(1,664)
Institutional Class	(44,633)	(84,913)
Net expenses	548,867	726,123
Net investment loss	(2,100,766)	(2,344,941)
Realized and unrealized gains (losses) on investments
Net realized losses on investments allocated from affiliated Master Portfolio	(1,846,187)	(5,001,838)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	20,768,417	1,055,644
Net realized and unrealized gains (losses) on investments	18,922,230	(3,946,194)
Net increase (decrease) in net assets resulting from operations	$16,821,464	$(6,291,135)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Emerging Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment loss		$(2,100,766)		$(2,344,941)		$(5,137,253)
Net realized gains (losses) on investments		(1,846,187)		(5,001,838)		232,050,592
Net change in unrealized gains (losses) on investments		20,768,417		1,055,644		(327,135,019)
Net increase (decrease) in net assets resulting from operations		16,821,464		(6,291,135)		(100,221,680)
Net investment income and net realized gains
Class A		0		0		(62,681,311)
Class C		0		0		(1,233,291)
Class R6		0		0		(5,898,804)
Administrator Class		0		0		(7,999,256)
Institutional Class		0		0		(61,664,834)
Total distributions to shareholders		0		0		(139,477,496)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	214,905	1,960,909	411,868	3,634,624	422,522	6,066,711
Class C	11,206	70,979	4,232	26,812	97,992	1,394,743
Class R6	1,456,816	16,086,477	728,487	8,110,513	1,375,088	22,705,246
Administrator Class	132,497	1,283,507	169,603	1,635,469	159,434	2,285,979
Institutional Class	1,349,570	14,593,003	1,811,034	19,525,541	5,047,859	87,194,049
		33,994,875		32,932,959		119,646,728
Reinvestment of distributions
Class A	0	0	0	0	4,788,131	60,617,734
Class C	0	0	0	0	138,107	1,233,291
Class R6	0	0	0	0	125,710	1,924,617
Administrator Class	0	0	0	0	585,228	7,964,955
Institutional Class	0	0	0	0	4,040,376	61,494,520
		0		0		133,235,117
Payment for shares redeemed
Class A	(1,796,403)	(16,157,052)	(1,671,745)	(14,944,143)	(1,754,937)	(23,706,994)
Class C	(54,138)	(330,532)	(127,934)	(770,829)	(117,521)	(1,197,540)
Class R6	(494,747)	(5,425,197)	(270,345)	(2,758,578)	(330,224)	(6,538,508)
Administrator Class	(378,152)	(3,653,592)	(372,127)	(3,604,407)	(413,854)	(5,802,034)
Institutional Class	(6,462,577)	(70,878,959)	(4,697,411)	(50,099,244)	(26,013,236)	(552,947,062)
		(96,445,332)		(72,177,201)		(590,192,138)
Net decrease in net assets resulting from capital share transactions		(62,450,457)		(39,244,242)		(337,310,293)
Total decrease in net assets		(45,628,993)		(45,535,377)		(577,009,469)
Net assets
Beginning of period		289,659,430		335,194,807		912,204,276
End of period		$244,030,437		$289,659,430		$335,194,807
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 15

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.72	$8.91	$18.05	$14.71	$13.51	$17.04
Net investment loss	(0.08)[2]	(0.08)[2]	(0.16)[2]	(0.20)[2]	(0.17)	(0.16)[2]
Net realized and unrealized gains (losses) on investments	0.62	(0.11)	(3.47)	7.69	2.13	(0.19)
Total from investment operations	0.54	(0.19)	(3.63)	7.49	1.96	(0.35)
Distributions to shareholders from
Net realized gains	0.00	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$9.26	$8.72	$8.91	$18.05	$14.71	$13.51
Total return[3]	6.19%	(2.13)%	(29.16)%	53.22%	14.97%	(0.84)%
Ratios to average net assets (annualized)*
Gross expenses	1.40%	1.40%	1.36%	1.35%	1.36%	1.35%
Net expenses	1.23%	1.27%	1.26%	1.27%	1.27%	1.29%
Net investment loss	(1.00)%	(0.95)%	(1.10)%	(1.12)%	(1.08)%	(1.06)%
Supplemental data
Portfolio turnover rate[4]	79%	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$113,793	$121,019	$134,825	$210,838	$148,866	$145,898

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.84%
Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$6.08	$6.26	$14.41	$12.40	$11.58	$15.19
Net investment loss	(0.10)[2]	(0.11)[2]	(0.20)[2]	(0.28)[2]	(0.21)[2]	(0.25)[2]
Net realized and unrealized gains (losses) on investments	0.43	(0.07)	(2.44)	6.44	1.79	(0.18)
Total from investment operations	0.33	(0.18)	(2.64)	6.16	1.58	(0.43)
Distributions to shareholders from
Net realized gains	0.00	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$6.41	$6.08	$6.26	$14.41	$12.40	$11.58
Total return[3]	5.43%	(2.88)%	(29.71)%	52.19%	14.16%	(1.55)%
Ratios to average net assets (annualized)*
Gross expenses	2.15%	2.14%	2.10%	2.10%	2.11%	2.10%
Net expenses	2.02%	2.03%	2.03%	2.03%	2.03%	2.04%
Net investment loss	(1.80)%	(1.70)%	(1.86)%	(1.89)%	(1.84)%	(1.78)%
Supplemental data
Portfolio turnover rate[4]	79%	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$732	$956	$1,758	$2,338	$1,599	$1,761

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.83%
Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class R6		2023	2022	2021	2020	2019[2]
Net asset value, beginning of period	$10.61	$10.79	$20.64	$16.34	$14.86	$18.70
Net investment loss	(0.06)[3]	(0.06)[3]	(0.10)	(0.14)	(0.10)[3]	(0.07)[3]
Net realized and unrealized gains (losses) on investments	0.75	(0.12)	(4.24)	8.59	2.34	(0.59)
Total from investment operations	0.69	(0.18)	(4.34)	8.45	2.24	(0.66)
Distributions to shareholders from
Net realized gains	0.00	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$11.30	$10.61	$10.79	$20.64	$16.34	$14.86
Total return[4]	6.50%	(1.67)%	(28.91)%	53.85%	15.51%	(2.35)%
Ratios to average net assets (annualized)*
Gross expenses	0.98%	0.97%	0.94%	0.92%	0.93%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.63)%	(0.52)%	(0.68)%	(0.68)%	(0.67)%	(0.51)%
Supplemental data
Portfolio turnover rate[5]	79%	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$41,171	$28,458	$23,999	$21,729	$19,458	$22

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.84%
Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.83%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019[2]	0.81%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Administrator Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.39	$9.58	$18.98	$15.31	$14.02	$17.54
Net investment loss	(0.09)[2]	(0.08)[2]	(0.17)[2]	(0.20)[2]	(0.14)[2]	(0.15)[2]
Net realized and unrealized gains (losses) on investments	0.67	(0.11)	(3.72)	8.02	2.19	(0.19)
Total from investment operations	0.58	(0.19)	(3.89)	7.82	2.05	(0.34)
Distributions to shareholders from
Net realized gains	0.00	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$9.97	$9.39	$9.58	$18.98	$15.31	$14.02
Total return[3]	6.18%	(1.98)%	(29.09)%	53.31%	15.07%	(0.75)%
Ratios to average net assets (annualized)*
Gross expenses	1.33%	1.32%	1.28%	1.27%	1.28%	1.27%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.98)%	(0.87)%	(1.04)%	(1.05)%	(1.01)%	(0.94)%
Supplemental data
Portfolio turnover rate[4]	79%	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$13,917	$15,418	$17,676	$28,730	$21,250	$23,549

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.84%
Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.54	$10.72	$20.55	$16.29	$14.83	$18.30
Net investment loss	(0.07)[2]	(0.06)[2]	(0.14)[2]	(0.15)	(0.11)[2]	(0.13)
Net realized and unrealized gains (losses) on investments	0.75	(0.12)	(4.18)	8.56	2.33	(0.16)
Total from investment operations	0.68	(0.18)	(4.32)	8.41	2.22	(0.29)
Distributions to shareholders from
Net realized gains	0.00	0.00	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$11.22	$10.54	$10.72	$20.55	$16.29	$14.83
Total return[3]	6.45%	(1.68)%	(28.95)%	53.75%	15.40%	(0.42)%
Ratios to average net assets (annualized)*
Gross expenses	1.08%	1.07%	1.02%	1.02%	1.03%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.67)%	(0.57)%	(0.75)%	(0.75)%	(0.71)%	(0.67)%
Supplemental data
Portfolio turnover rate[4]	79%	70%	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$74,417	$123,809	$156,936	$648,569	$471,512	$578,073

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.83%
Year ended May 31, 2023	0.84%
Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Emerging Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Emerging Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2024, the Fund owned 87.86% of Allspring Emerging Growth Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the eleven months ended April 30, 2024 are included in this report and should be read in conjunction with the Fund’s financial statements.
During the period, the Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Emerging Growth Fund | 21

Notes to financial statements
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $154,377,374 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$89,663,167
Gross unrealized losses	(0)
Net unrealized gains	$89,663,167
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At April 30, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(2,100,766)	$2,100,766
As of April 30, 2024, the Fund had capital loss carryforwards which consist of $18,951,885 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At April 30, 2024, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Emerging Growth Portfolio	Seek long-term capital appreciation	$244,040,541
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the eleven months ended April 30, 2024, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
22 | Allspring Emerging Growth Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.27%
Class C	2.02
Class R6	0.85
Administrator Class	1.20
Institutional Class	0.90
Prior to June 30, 2023, the Fund’s expenses were capped at 1.28% for Class A shares and 2.03% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received $1,626 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the eleven months ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio.  Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $215,167,061 and $267,911,853, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $217,547,806 and $262,456,982, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption
Allspring Emerging Growth Fund | 23

Notes to financial statements
requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $0, $0 and $139,477,496 of long-term capital gain for the eleven months ended April 30, 2024, and years ended May 31, 2023 and 2022, respectively.
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$89,663,167	$(18,951,885)
8.
CONCENTRATION  RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sectors, the Fund may in turn be more affected by changes in that sectors than a fund whose investments are not heavily weighted in any sectors. As of the end of the period, the Master Portfolio concentrated its portfolio in investments related to the information technology sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.REDEMPTIONS IN-KIND
During the year ended May 31, 2022, the Fund redeemed assets through an in-kind redemption for shareholders in Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transaction is reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
08-27-2021	$348,404,897	$1,817,058	$176,872,468	39.45%
11.SUBSEQUENT EVENT
At the Fund’s Board meeting held on May 28-30, 2024, the Board of Trustees approved a proposal to collapse the master-feeder structure under which the Fund invests 100% of its assets in the affiliated Allspring Emerging Growth Portfolio (Emerging Growth Portfolio).  The transaction will be accomplished on or about September 13, 2024, by the Fund redeeming, its investment in the affiliated Allspring Emerging Growth Portfolio, for an in-kind distribution of securities, along with acquiring the assets and assuming the liabilities of Emerging Growth Portfolio.  After the transaction, the Fund will operate as a stand-alone fund with its investments managed by Allspring Funds Management and Allspring Investments.
24 | Allspring Emerging Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2024, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Emerging Growth Fund | 25

Portfolio of investments—April 30, 2024
Portfolio of investments

	Shares	Value
Common stocks: 98.31%
Communication services: 0.32%
Interactive media & services: 0.32%
EverQuote, Inc. Class A†	44,200	$891,514
Consumer discretionary: 11.40%
Automobile components: 1.15%
Modine Manufacturing Co.†	34,432	3,189,436
Diversified consumer services: 3.66%
Bright Horizons Family Solutions, Inc.†	51,260	5,316,175
Duolingo, Inc.†	21,486	4,850,464
		10,166,639
Hotels, restaurants & leisure: 2.99%
Dutch Bros, Inc. Class A†	93,232	2,625,413
First Watch Restaurant Group, Inc.†	160,810	4,103,872
Wingstop, Inc.	4,104	1,579,178
		8,308,463
Specialty retail: 3.60%
American Eagle Outfitters, Inc.	42,296	1,026,101
Boot Barn Holdings, Inc.†	61,898	6,590,280
Wayfair, Inc. Class A†	47,800	2,397,170
		10,013,551
Consumer staples: 7.83%
Beverages: 0.50%
Celsius Holdings, Inc.†	19,239	1,371,164
Consumer staples distribution & retail : 0.43%
Chefs’ Warehouse, Inc.†	36,359	1,202,756
Food products: 1.67%
Freshpet, Inc.†	43,735	4,638,971
Personal care products: 5.23%
BellRing Brands, Inc.†	123,151	6,794,241
e.l.f. Beauty, Inc.†	47,546	7,727,651
		14,521,892
Financials: 4.18%
Insurance: 4.18%
Kinsale Capital Group, Inc.	13,983	5,079,325
Palomar Holdings, Inc.†	25,900	2,037,553
Skyward Specialty Insurance Group, Inc.†	128,900	4,501,188
		11,618,066
Health care: 22.48%
Biotechnology: 6.06%
Apellis Pharmaceuticals, Inc.†	36,280	1,603,213
The accompanying notes are an integral part of these financial statements.
26 | Allspring Emerging Growth Portfolio

Portfolio of investments—April 30, 2024

	Shares	Value
Biotechnology(continued)
Biohaven Ltd.†	28,400	$1,101,920
Cytokinetics, Inc.†	17,300	1,060,836
Immunocore Holdings PLC ADR†	27,904	1,648,568
Immunovant, Inc.†	20,716	568,447
Krystal Biotech, Inc.†	18,833	2,883,709
Soleno Therapeutics, Inc.†	32,546	1,453,504
Vaxcyte, Inc.†	13,906	842,008
Vericel Corp.†	123,851	5,681,046
		16,843,251
Health care equipment & supplies: 8.34%
Glaukos Corp.†	59,354	5,697,984
Inspire Medical Systems, Inc.†	3,600	869,976
PROCEPT BioRobotics Corp.†	62,454	3,308,813
RxSight, Inc.†	58,215	3,034,748
Shockwave Medical, Inc.†	1,943	641,559
TransMedics Group, Inc.†	101,985	9,599,848
		23,152,928
Health care providers & services: 5.59%
Ensign Group, Inc.	13,139	1,555,132
HealthEquity, Inc.†	54,574	4,306,434
PACS Group, Inc.†	84,418	2,107,918
RadNet, Inc.†	155,664	7,549,704
		15,519,188
Life sciences tools & services: 0.30%
CryoPort, Inc.†	51,540	834,433
Pharmaceuticals: 2.19%
Intra-Cellular Therapies, Inc.†	17,900	1,285,399
Ligand Pharmaceuticals, Inc.†	32,585	2,277,365
Structure Therapeutics, Inc. ADR†	15,441	608,993
Tarsus Pharmaceuticals, Inc.†	60,904	1,914,213
		6,085,970
Industrials: 20.54%
Aerospace & defense: 0.51%
AeroVironment, Inc.†	8,917	1,424,847
Building products: 2.86%
AZEK Co., Inc.†	78,692	3,591,503
Zurn Elkay Water Solutions Corp.	139,155	4,352,768
		7,944,271
Commercial services & supplies: 3.66%
Casella Waste Systems, Inc. Class A†	88,585	8,008,084
Cimpress PLC†	25,254	2,153,408
		10,161,492
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 27

Portfolio of investments—April 30, 2024

	Shares	Value
Construction & engineering: 3.51%
Comfort Systems USA, Inc.	21,093	$6,526,385
Construction Partners, Inc. Class A†	46,817	2,417,630
Sterling Infrastructure, Inc.†	8,000	812,800
		9,756,815
Electrical equipment: 0.40%
NEXTracker, Inc. Class A†	25,753	1,101,971
Ground transportation: 1.11%
ArcBest Corp.	15,502	1,719,327
Marten Transport Ltd.	33,855	572,827
Saia, Inc.†	2,016	800,009
		3,092,163
Machinery: 3.25%
ESCO Technologies, Inc.	13,891	1,409,242
SPX Technologies, Inc.†	62,633	7,629,326
		9,038,568
Professional services: 1.90%
ASGN, Inc.†	31,267	3,015,702
Legalzoom.com, Inc.†	82,603	987,106
Paycor HCM, Inc.†	72,532	1,259,881
		5,262,689
Trading companies & distributors: 3.34%
Applied Industrial Technologies, Inc.	31,307	5,737,008
SiteOne Landscape Supply, Inc.†	22,522	3,533,476
		9,270,484
Information technology: 29.92%
Electronic equipment, instruments & components: 2.69%
Celestica, Inc.†	32,200	1,395,226
Fabrinet†	15,732	2,722,737
Novanta, Inc.†	21,368	3,344,092
		7,462,055
IT services: 2.62%
Globant SA†	11,895	2,124,328
Wix.com Ltd.†	43,403	5,159,315
		7,283,643
Semiconductors & semiconductor equipment: 6.14%
ACM Research, Inc. Class A†	110,122	2,810,313
Allegro MicroSystems, Inc.†	187,365	5,562,867
Credo Technology Group Holding Ltd.†	113,560	2,029,317
Onto Innovation, Inc.†	19,640	3,643,024
The accompanying notes are an integral part of these financial statements.
28 | Allspring Emerging Growth Portfolio

Portfolio of investments—April 30, 2024

	Shares	Value
Semiconductors & semiconductor equipment(continued)
PDF Solutions, Inc.†	21,458	$645,457
Silicon Laboratories, Inc.†	19,596	2,380,718
		17,071,696
Software: 18.47%
Braze, Inc. Class A†	95,084	3,984,020
Clearwater Analytics Holdings, Inc. Class A†	155,665	2,456,394
CyberArk Software Ltd.†	37,065	8,867,801
Descartes Systems Group, Inc.†	51,833	4,809,584
DoubleVerify Holdings, Inc.†	46,537	1,363,534
Five9, Inc.†	62,670	3,607,912
JFrog Ltd.†	153,906	6,137,771
PowerSchool Holdings, Inc. Class A†	104,204	1,804,813
PROS Holdings, Inc.†	40,954	1,341,244
Sprout Social, Inc. Class A†	83,672	4,221,252
SPS Commerce, Inc.†	46,081	8,012,103
Varonis Systems, Inc.†	100,945	4,416,344
Workiva, Inc.†	3,514	276,903
		51,299,675
Materials: 1.64%
Construction materials: 0.50%
Summit Materials, Inc. Class A†	35,600	1,384,840
Metals & mining: 1.14%
ATI, Inc.†	53,004	3,164,339
Total common stocks (Cost $189,765,530)		273,077,770

		Yield
Short-term investments: 1.80%
Investment companies: 1.80%
Allspring Government Money Market Fund Select Class♠∞		5.23%	4,982,153	4,982,153
Total short-term investments (Cost $4,982,153)				4,982,153
Total investments in securities (Cost $194,747,683)	100.11%			278,059,923
Other assets and liabilities, net	(0.11)			(292,610)
Total net assets	100.00%			$277,767,313

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 29

Portfolio of investments—April 30, 2024

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,781,514	$114,951,636	$(119,750,997)	$0	$0	$4,982,153	4,982,153	$277,301
The accompanying notes are an integral part of these financial statements.
30 | Allspring Emerging Growth Portfolio

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $189,765,530)	$273,077,770
Investments in affiliated securities, at value (cost $4,982,153)	4,982,153
Cash	364
Receivable for investments sold	3,614,825
Receivable for dividends	14,023
Prepaid expenses and other assets	9,992
Total assets	281,699,127
Liabilities
Payable for investments purchased	3,715,465
Advisory fee payable	189,409
Accrued expenses and other liabilities	26,940
Total liabilities	3,931,814
Total net assets	$277,767,313
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 31

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends	$356,740	$807,272
Income from affiliated securities	277,301	228,871
Interest	3,143	38
Securities lending income (including from affiliate), net	0	104,981
Total investment income	637,184	1,141,162
Expenses
Advisory fee	2,282,104	2,803,445
Custody and accounting fees	3	57,825
Professional fees	61,543	50,291
Interest holder report expenses	6,537	10,561
Trustees’ fees and expenses	21,512	24,280
Other fees and expenses	11,990	8,846
Total expenses	2,383,689	2,955,248
Less: Fee waivers and/or expense reimbursements	(1,677)	(11,837)
Net expenses	2,382,012	2,943,411
Net investment loss	(1,744,828)	(1,802,249)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	2,698,168	5,257,703
Affiliated securities	0	182
Net realized gains on investments	2,698,168	5,257,885
Net change in unrealized gains (losses) on investments	18,987,879	(9,158,116)
Net realized and unrealized gains (losses) on investments	21,686,047	(3,900,231)
Net increase (decrease) in net assets resulting from operations	$19,941,219	$(5,702,480)
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
32 | Allspring Emerging Growth Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment loss	$(1,744,828)	$(1,802,249)	$(4,149,201)
Net realized gains on investments	2,698,168	5,257,885	254,745,270
Net change in unrealized gains (losses) on investments	18,987,879	(9,158,116)	(361,893,191)
Net increase (decrease) in net assets resulting from operations	19,941,219	(5,702,480)	(111,297,122)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	19,681,287	16,642,379	75,769,980
Withdrawals	(85,995,028)	(58,772,131)	(550,022,954)
Net decrease in net assets resulting from capital share transactions	(66,313,741)	(42,129,752)	(474,252,974)
Total decrease in net assets	(46,372,522)	(47,832,232)	(585,550,096)
Net assets
Beginning of period	324,139,835	371,972,067	957,522,163
End of period	$277,767,313	$324,139,835	$371,972,067
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Emerging Growth Portfolio | 33

Financial highlights
Financial highlights

	Year ended April 30 2024[1]	Year ended May 31
		2023	2022	2021	2020	2019
Total return[2]	6.49%	(1.62)%	(28.85)%	53.94%	15.49%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.84%	0.82%	0.81%	0.81%	0.81%
Net expenses[3]	0.84%	0.84%	0.82%	0.81%	0.81%	0.81%
Net investment loss	(0.61)%	(0.51)%	(0.67)%	(0.66)%	(0.62)%	(0.57)%
Supplemental Data
Portfolio turnover rate	79%	70%	51%	48%	55%	71%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns for periods of less than one year are not annualized.
[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
34 | Allspring Emerging Growth Portfolio

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
During the period, the Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $194,995,810 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$89,198,889
Gross unrealized losses	(6,134,776)
Net unrealized gains	$83,064,113
Allspring Emerging Growth Portfolio | 35

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$891,514	$0	$0	$891,514
Consumer discretionary	31,678,089	0	0	31,678,089
Consumer staples	21,734,783	0	0	21,734,783
Financials	11,618,066	0	0	11,618,066
Health care	62,435,770	0	0	62,435,770
Industrials	57,053,300	0	0	57,053,300
Information technology	83,117,069	0	0	83,117,069
Materials	4,549,179	0	0	4,549,179
Short-term investments
Investment companies	4,982,153	0	0	4,982,153
Total assets	$278,059,923	$0	$0	$278,059,923
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At April 30, 2024, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the eleven months ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned
36 | Allspring Emerging Growth Portfolio

Notes to financial statements
subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the eleven months ended April 30, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $241,325,139 and $301,150,965, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $242,177,035 and $292,196,577, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Portfolio under the agreement.
7.
CONCENTRATION  RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9.
SUBSEQUENT EVENT
At the Board meeting held on May 28-30, 2024, the Board of Trustees approved the collapse of the master-feeder structure under which the affiliated Allspring Emerging Growth Fund (Emerging Growth Fund) invests 100% of its assets in the Portfolio and the liquidation of the Portfolio.  The transaction will be accomplished on or about September 13, 2024, by the affiliated Emerging Growth Fund redeeming, in-kind, its investment in the Portfolio and acquiring all the assets and assuming all the liabilities of the Portfolio. After the transaction, the Portfolio will be liquidated.
Allspring Emerging Growth Portfolio | 37

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
38 | Allspring Emerging Growth Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Emerging Growth Portfolio | 39

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

40 | Allspring Emerging Growth Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Emerging Growth Portfolio | 41

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42 | Allspring Emerging Growth Portfolio

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-sjjvyldw 06-24
AR3326 04-24

Allspring Large Cap Value Fund
(formerly, Allspring C&B Large Cap Value Fund)
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Large Cap Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Large Cap Value Fund for the 11-month period that ended April 30, 2024. Effective March 4, 2024, the Fund changed its name from Allspring C&B Large Cap Value Fund to Allspring Large Cap Value Fund. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Large Cap Value Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Large Cap Value Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Large Cap Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 At a meeting held November 13-15, 2023, the Board of Trustees approved a number of changes to the Allspring C&B Large
Cap Value Fund (the “Fund”) and the Allspring C&B Large Cap Value Portfolio, the master portfolio in which the Fund invests substantially all of its assets, including:

• Change the Fund’s name to the Allspring Large Cap Value Fund and the master portfolio’s name to the Allspring Large Cap Value Portfolio;
• Modify the Fund’s and the master portfolio’s principal investment strategy to allow it to invest up to 20% of its total assets in equity securities of foreign issuers through ADRs and similar investments; and

• Switch the master portfolio’s sub-adviser from Cooke & Bieler, L.P. to Allspring Global Investments, LLC.
These changes became effective on March 4, 2024.

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a papercopy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Large Cap Value Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	James Tringas, CFA†, Bryant VanCronkhite†, Shane Zweck, CFA†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (CBEAX)	7-26-2004	7.94	8.41	8.67	14.50	9.69	9.32	1.21	1.01
Class C (CBECX)	7-26-2004	12.58	8.85	8.66	13.58	8.85	8.66	1.96	1.76
Class R6 (CBEJX)[3]	10-31-2016	–	–	–	14.97	10.16	9.76	0.79	0.59
Administrator Class (CBLLX)	7-26-2004	–	–	–	14.58	9.78	9.44	1.14	0.94
Institutional Class (CBLSX)	7-26-2004	–	–	–	14.93	10.05	9.70	0.89	0.69
Russell 3000® Index[4]	–	–	–	–	22.30	12.43	11.81	–	–
Russell 1000® Value Index[5]	–	–	–	–	13.42	8.60	8.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.01% for Class A, 1.76% for Class C, 0.59% for Class R6, 0.94% for Administrator Class and 0.69% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

†	Mr. Tringas, Mr. VanCronkhite and Mr. Zweck became portfolio managers of the Fund on March 4, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Large Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index and Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Large Cap Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Special Global Equity team assumed management of the Fund on March 4, 2024.
•The Fund (Class A, excluding sales charges) returned 19.27%, outperforming the Russell 1000® Value Index, which returned 17.97% for the 11-month period that ended April 30, 2024.
•Stock selection in financials and communication services, as well as an overweight to financials, added to relative performance.
•Stock selection in information technology (IT) and consumer discretionary detracted from relative performance.
Portfolio overview and updates
For the 11-month period that ended April 30, 2024, equity markets and large-cap value stocks experienced volatility as investors digested ongoing inflation concerns and varying economic data points with hopes of an economic soft landing and a more accommodative monetary policy environment. While inflation data has moderated some, it has proven to be stickier than investors had hoped.
The Fund outperformed its index over the 11-month period. Our process tends to do best when macroeconomic factors are more muted and companies can better control their destiny via their strong financial flexibility. We believe companies with durable asset bases, sustainable free cash flow, and flexible balance sheets should be the long-term outperformers.

Ten largest holdings (%) as of April 30, 2024[1]
AerCap Holdings NV	3.83
Berkshire Hathaway, Inc. Class B	3.73
NextEra Energy, Inc.	3.62
Alphabet, Inc. Class C	3.54
JPMorgan Chase & Co.	3.36
Citigroup, Inc.	3.34
Intercontinental Exchange, Inc.	3.20
General Motors Co.	3.05
Cigna Group	3.03
Walmart, Inc.	3.01

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Top contributors included stock selection in financials.
Financials holding Allstate Corp. was the Fund’s best performer within the sector. Allstate Corp. is a personal lines property and catastrophe insurer heavily weighted to auto and home insurance underwriting. The high inflationary period of the past several years drastically drove up prices for repairs in both homes and autos, creating poor underwriting results and lower profitability. The entire industry has aggressively raised prices to offset inflation and losses. The benefits of the price increases and stricter coverage limits are beginning to drive higher future earnings expectations. As inflation slows and higher prices roll through Allstate’s income statement, we believe its balance sheet should strengthen, and we expect its stock valuation to continue the climb higher.
The largest detractor included stock selection in the IT sector.
Accenture PLC, an IT holding, detracted from relative performance over the course of the trailing 11-month period. Accenture is the leading global provider of technology-oriented consulting and outsourcing services, deeply entrenched as a key technology partner to most of the world’s large enterprises. Recently, Accenture lowered fiscal-year 2024 guidance slightly as customers further constrained spending on short-term discretionary projects, adjusting to the macro environment and reprioritizing budgets ahead of larger transformational projects needed to enable artificial intelligence (AI). We have confidence that Accenture’s use of its balance sheet to invest in AI capabilities is leading to market share gains, as indicated by near-record bookings, and should maximize long-term value as the strong AI cycle takes hold.

Sector allocation as of April 30, 2024[1]

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8 | Allspring Large Cap Value Fund

Performance highlights (unaudited)
We expect further volatility over the near term as investors continue to hope that the Federal Reserve can deliver on its dovish stance.
A recession is not out of the realm of possibilities as the impact of higher rates continues to work its way through the economy. The higher cost of capital is narrowing the strategic opportunities available to companies. Public company balance sheets remain in reasonable shape. However, there is a “debt wall” in 2024–2026 when a significant amount of debt will need to be refinanced. If interest rates are sustained at current levels through that period, the interest expense burden should increase materially.
Potential stock selection outperformance increases as company-specific characteristics and strategic decisions create fundamental distinctions among companies that should have long-lasting impacts. Financial flexibility should be rewarded as companies with well-constructed balance sheets and maturity profiles may be able to play offense with their strategic capital while others are forced to take defensive measures.

Allspring Large Cap Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,188.60	$5.44	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Class C
Actual	$1,000.00	$1,182.91	$9.77	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	$9.02	1.80%
Class R6
Actual	$1,000.00	$1,191.11	$3.43	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.17	0.63%
Administrator Class
Actual	$1,000.00	$1,189.22	$4.90	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52	0.90%
Institutional Class
Actual	$1,000.00	$1,190.78	$3.98	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.23	$3.67	0.73%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Large Cap Value Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Value
Investment companies: 100.00%
Affiliated master portfolio: 100.00%
Allspring Large Cap Value Portfolio		$189,660,441
Total investment companies (Cost $179,174,767)		189,660,441
Total investments in securities (Cost $179,174,767)	100.00%	189,660,441
Other assets and liabilities, net	0.00	4,586
Total net assets	100.00%	$189,665,027
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Large Cap Value Portfolio	78.60%	78.81%	$48,040,681	$(14,723,111)	$3,957,753	$1,893	$239,962	$189,660,441
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Fund | 11

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $179,174,767)	$189,660,441
Receivable for Fund shares sold	63,935
Receivable from manager	25,146
Prepaid expenses and other assets	133,945
Total assets	189,883,467
Liabilities
Payable for Fund shares redeemed	161,160
Administration fees payable	24,187
Shareholder servicing fees payable	17,882
Distribution fee payable	1,934
Accrued expenses and other liabilities	13,277
Total liabilities	218,440
Total net assets	$189,665,027
Net assets consist of
Paid-in capital	$141,852,800
Total distributable earnings	47,812,227
Total net assets	$189,665,027
Computation of net asset value and offering price per share
Net assets–Class A	$79,213,994
Shares outstanding–Class A1	6,488,077
Net asset value per share–Class A	$12.21
Maximum offering price per share – Class A2	$12.95
Net assets–Class C	$3,066,349
Shares outstanding–Class C1	256,120
Net asset value per share–Class C	$11.97
Net assets–Class R6	$14,101,715
Shares outstanding–Class R6[1]	1,147,699
Net asset value per share–Class R6	$12.29
Net assets–Administrator Class	$3,665,042
Shares outstanding–Administrator Class[1]	298,895
Net asset value per share–Administrator Class	$12.26
Net assets–Institutional Class	$89,617,927
Shares outstanding–Institutional Class[1]	7,288,963
Net asset value per share–Institutional Class	$12.30
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Large Cap Value Fund

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $91,993 and $107,495, respectively)	$3,957,753	$4,755,544
Affiliated income allocated from affiliated Master Portfolio	239,962	148,872
Interest allocated from affiliated Master Portfolio	1,893	201
Expenses allocated from affiliated Master Portfolio	(1,289,377)	(1,571,119)
Waivers allocated from affiliated Master Portfolio	113,334	145,978
Total investment income	3,023,565	3,479,476
Expenses
Management fee	92,835	111,328
Administration fees
Class A	147,335	178,189
Class C	6,252	8,343
Class R6	4,309	5,862
Administrator Class	4,627	6,606
Institutional Class	118,671	141,971
Shareholder servicing fees
Class A	183,373	212,130
Class C	7,695	9,930
Administrator Class	8,890	12,703
Distribution fee
Class C	23,092	29,772
Custody and accounting fees	4,734	7,535
Professional fees	54,686	45,318
Registration fees	33,651	36,664
Shareholder report expenses	31,231	30,584
Trustees’ fees and expenses	21,778	21,908
Other fees and expenses	5,040	4,517
Total expenses	748,199	863,360
Less: Fee waivers and/or expense reimbursements
Fund-level	(282,383)	(290,386)
Class A	(23,358)	(8,079)
Class C	0	(226)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Fund | 13

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Administrator Class	(1,540)	(484)
Institutional Class	0	(6,438)
Net expenses	440,918	557,747
Net investment income	2,582,647	2,921,729
Realized and unrealized gains (losses) on investments
Net realized gains on investments allocated from affiliated Master Portfolio	48,040,681	19,848,834
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	(14,723,111)	(33,458,109)
Net realized and unrealized gains (losses) on investments	33,317,570	(13,609,275)
Net increase (decrease) in net assets resulting from operations	$35,900,217	$(10,687,546)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Large Cap Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$2,582,647		$2,921,729		$2,669,791
Net realized gains on investments		48,040,681		19,848,834		47,346,569
Net change in unrealized losses on investments		(14,723,111)		(33,458,109)		(53,785,190)
Net increase (decrease) in net assets resulting from operations		35,900,217		(10,687,546)		(3,768,830)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(9,124,267)		(16,304,617)		(12,919,436)
Class C		(388,100)		(740,826)		(535,250)
Class R6		(1,876,212)		(3,797,016)		(6,057,662)
Administrator Class		(416,660)		(1,047,406)		(841,849)
Institutional Class		(11,051,054)		(21,328,025)		(17,599,026)
Total distributions to shareholders		(22,856,293)		(43,217,890)		(37,953,223)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	308,556	3,739,064	415,820	5,265,311	989,891	15,969,277
Class C	28,639	335,449	96,897	1,168,445	43,159	682,181
Class R6	119,132	1,497,539	123,974	1,716,518	349,706	5,728,171
Administrator Class	3,874	48,053	3,961	50,313	55,766	954,376
Institutional Class	1,297,021	15,938,036	1,322,276	17,070,664	1,764,097	28,100,206
		21,558,141		25,271,251		51,434,211
Reinvestment of distributions
Class A	764,770	8,999,261	1,348,065	16,067,784	845,770	12,689,368
Class C	33,783	388,100	63,426	740,826	36,313	535,250
Class R6	93,000	1,104,050	148,681	1,785,702	80,021	1,208,696
Administrator Class	18,230	215,408	53,517	639,939	34,924	525,330
Institutional Class	925,698	10,990,717	1,765,170	21,195,384	1,158,450	17,489,868
		21,697,536		40,429,635		32,448,512
Payment for shares redeemed
Class A	(1,289,111)	(15,627,452)	(1,910,541)	(24,861,078)	(946,956)	(15,053,324)
Class C	(113,065)	(1,339,865)	(134,315)	(1,653,300)	(76,840)	(1,207,888)
Class R6	(402,689)	(4,941,445)	(510,778)	(6,892,525)	(1,596,640)	(24,419,329)
Administrator Class	(94,720)	(1,180,768)	(89,944)	(1,125,103)	(34,305)	(524,769)
Institutional Class	(3,447,189)	(42,694,554)	(3,362,511)	(44,116,398)	(3,201,272)	(51,615,218)
		(65,784,084)		(78,648,404)		(92,820,528)
Net decrease in net assets resulting from capital share transactions		(22,528,407)		(12,947,518)		(8,937,805)
Total decrease in net assets		(9,484,483)		(66,852,954)		(50,659,858)
Net assets
Beginning of period		199,149,510		266,002,464		316,662,322
End of period		$189,665,027		$199,149,510		$266,002,464
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Fund | 15

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.52	$14.82	$17.16	$11.49	$13.01	$13.91
Net investment income	0.14 [2]	0.15 [2]	0.11	0.10	0.12	0.11
Net realized and unrealized gains (losses) on investments	2.00	(0.71)	(0.34)	6.29	(0.33)	0.02
Total from investment operations	2.14	(0.56)	(0.23)	6.39	(0.21)	0.13
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.11)	(0.11)	(0.13)	(0.12)
Net realized gains	(1.29)	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(1.45)	(2.74)	(2.11)	(0.72)	(1.31)	(1.03)
Net asset value, end of period	$12.21	$11.52	$14.82	$17.16	$11.49	$13.01
Total return[3]	19.27%	(4.19)%	(1.37)%	56.98%	(3.61)%	1.33%
Ratios to average net assets (annualized)*
Gross expenses	1.22%	1.22%	1.19%	1.24%	1.27%	1.23%
Net expenses	1.03%	1.08%	1.07%	1.07%	1.07%	1.08%
Net investment income	1.22%	1.13%	0.69%	0.73%	0.92%	0.83%
Supplemental data
Portfolio turnover rate[4]	98%	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$79,214	$77,198	$101,496	$102,332	$70,680	$79,172

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.63%
Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.32	$14.61	$16.97	$11.36	$12.87	$13.75
Net investment income (loss)	0.05 [2]	0.05 [2]	(0.01)	(0.03)	0.02 [2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	1.96	(0.69)	(0.35)	6.25	(0.35)	0.03
Total from investment operations	2.01	(0.64)	(0.36)	6.22	(0.33)	0.04
Distributions to shareholders from
Net investment income	(0.07)	(0.05)	0.00	0.00	0.00	(0.01)
Net realized gains	(1.29)	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(1.36)	(2.65)	(2.00)	(0.61)	(1.18)	(0.92)
Net asset value, end of period	$11.97	$11.32	$14.61	$16.97	$11.36	$12.87
Total return[3]	18.40%	(4.85)%	(2.22)%	55.94%	(4.41)%	0.61%
Ratios to average net assets (annualized)*
Gross expenses	1.95%	1.97%	1.94%	1.99%	2.02%	1.97%
Net expenses	1.81%	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income (loss)	0.45%	0.36%	(0.08)%	(0.04)%	0.16%	0.07%
Supplemental data
Portfolio turnover rate[4]	98%	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$3,066	$3,471	$4,103	$4,719	$3,576	$5,098

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.63%
Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class R6		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.59	$14.90	$17.24	$11.53	$13.06	$13.97
Net investment income	0.18 [2]	0.20 [2]	0.18 [2]	0.16 [2]	0.18 [2]	0.18 [2]
Net realized and unrealized gains (losses) on investments	2.03	(0.70)	(0.34)	6.32	(0.33)	0.00 [3]
Total from investment operations	2.21	(0.50)	(0.16)	6.48	(0.15)	0.18
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.18)	(0.16)	(0.20)	(0.18)
Net realized gains	(1.29)	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(1.51)	(2.81)	(2.18)	(0.77)	(1.38)	(1.09)
Net asset value, end of period	$12.29	$11.59	$14.90	$17.24	$11.53	$13.06
Total return[4]	19.73%	(3.75)%	(0.98)%	57.75%	(3.25)%	1.74%
Ratios to average net assets (annualized)*
Gross expenses	0.79%	0.78%	0.76%	0.82%	0.84%	0.79%
Net expenses	0.64%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.63%	1.55%	1.11%	1.14%	1.33%	1.27%
Supplemental data
Portfolio turnover rate[5]	98%	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$14,102	$15,505	$23,487	$47,301	$37,859	$68,366

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.63%
Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Administrator Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.55	$14.86	$17.20	$11.51	$13.03	$13.92
Net investment income	0.15 [2]	0.16 [2]	0.12 [2]	0.11 [2]	0.13 [2]	0.12 [2]
Net realized and unrealized gains (losses) on investments	2.02	(0.72)	(0.33)	6.30	(0.33)	0.02
Total from investment operations	2.17	(0.56)	(0.21)	6.41	(0.20)	0.14
Distributions to shareholders from
Net investment income	(0.17)	(0.15)	(0.13)	(0.11)	(0.14)	(0.12)
Net realized gains	(1.29)	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(1.46)	(2.75)	(2.13)	(0.72)	(1.32)	(1.03)
Net asset value, end of period	$12.26	$11.55	$14.86	$17.20	$11.51	$13.03
Total return[3]	19.44%	(4.18)%	(1.29)%	57.12%	(3.56)%	1.44%
Ratios to average net assets (annualized)*
Gross expenses	1.14%	1.14%	1.11%	1.17%	1.19%	1.15%
Net expenses	0.95%	1.00%	0.99%	0.99%	0.99%	1.00%
Net investment income	1.32%	1.21%	0.76%	0.81%	1.00%	0.90%
Supplemental data
Portfolio turnover rate[4]	98%	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$3,665	$4,292	$6,001	$5,980	$6,167	$9,274

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.63%
Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.59	$14.90	$17.24	$11.53	$13.05	$13.96
Net investment income	0.17 [2]	0.19 [2]	0.16	0.15	0.16	0.14
Net realized and unrealized gains (losses) on investments	2.03	(0.71)	(0.34)	6.32	(0.33)	0.02
Total from investment operations	2.20	(0.52)	(0.18)	6.47	(0.17)	0.16
Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.16)	(0.15)	(0.17)	(0.16)
Net realized gains	(1.29)	(2.60)	(2.00)	(0.61)	(1.18)	(0.91)
Total distributions to shareholders	(1.49)	(2.79)	(2.16)	(0.76)	(1.35)	(1.07)
Net asset value, end of period	$12.30	$11.59	$14.90	$17.24	$11.53	$13.05
Total return[3]	19.69%	(3.92)%	(1.08)%	57.58%	(3.33)%	1.64%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.89%	0.86%	0.91%	0.94%	0.90%
Net expenses	0.74%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.53%	1.45%	1.01%	1.05%	1.25%	1.17%
Supplemental data
Portfolio turnover rate[4]	98%	29%	32%	38%	33%	47%
Net assets, end of period (000s omitted)	$89,618	$98,683	$130,915	$156,330	$96,838	$108,613

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.63%
Year ended May 31, 2023	0.64%
Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Large Cap Value Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Value Fund (formerly, Allspring C&B Large Cap Value Fund) (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Large Cap Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2024, the Fund owned 78.81% of Allspring Large Cap Value Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the eleven months ended April 30, 2024 are included in this report and should be read in conjunction with the Fund’s financial statements.
During the period, the Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Large Cap Value Fund | 21

Notes to financial statements
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $178,497,954 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$11,162,487
Gross unrealized losses	(0)
Net unrealized gains	$11,162,487
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At April 30, 2024, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$189,660,441
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.  Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations.  As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the eleven months ended April 30, 2024, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
22 | Allspring Large Cap Value Fund

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

	EXPENSE RATIO CAPS	Prior to March 4, 2024
Class A	1.01%	1.07%
Class C	1.76	1.82
Class R6	0.59	0.65
Administrator Class	0.94	1.00
Institutional Class	0.69	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received $793 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the eleven months ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio.  Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $194,021,334 and $233,898,512, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $63,776,516 and $107,293,152, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Fund under the agreement.
Allspring Large Cap Value Fund | 23

Notes to financial statements
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the eleven months ended April 30, 2024 and years ended May 31, 2023 and 2022 were as follows:
		Year ended May 31
	Year ended April 30, 2024	2023	2022
Ordinary income	$4,146,303	$4,141,234	$4,587,798
Long-term capital gain	18,709,990	39,076,656	33,365,425
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$5,431,121	$31,218,619	$11,162,487
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
24 | Allspring Large Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2024, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Large Cap Value Fund | 25

Portfolio of investments—April 30, 2024
Portfolio of investments

	Shares	Value
Common stocks: 97.91%
Communication services: 3.54%
Interactive media & services: 3.54%
Alphabet, Inc. Class C†	51,793	$8,527,200
Consumer discretionary: 4.19%
Automobiles: 3.05%
General Motors Co.	164,827	7,339,747
Household durables: 1.14%
D.R. Horton, Inc.	19,221	2,738,800
Consumer staples: 7.98%
Beverages: 2.21%
Keurig Dr Pepper, Inc.	157,563	5,309,873
Consumer staples distribution & retail : 3.01%
Walmart, Inc.	122,022	7,242,006
Personal care products: 2.76%
Unilever PLC ADR	128,343	6,654,584
Energy: 7.81%
Oil, gas & consumable fuels: 7.81%
ConocoPhillips	54,784	6,881,966
EOG Resources, Inc.	38,154	5,041,288
Exxon Mobil Corp.	58,094	6,870,777
		18,794,031
Financials: 23.60%
Banks: 9.59%
Bank of America Corp.	187,904	6,954,327
Citigroup, Inc.	131,146	8,043,184
JPMorgan Chase & Co.	42,114	8,074,939
		23,072,450
Capital markets: 3.20%
Intercontinental Exchange, Inc.	59,770	7,695,985
Financial services: 7.90%
Berkshire Hathaway, Inc. Class B†	22,618	8,973,239
Fiserv, Inc.†	40,357	6,161,303
Visa, Inc. Class A	14,444	3,879,803
		19,014,345
Insurance: 2.91%
Allstate Corp.	5,537	941,622
American International Group, Inc.	80,594	6,069,534
		7,011,156
The accompanying notes are an integral part of these financial statements.
26 | Allspring Large Cap Value Portfolio

Portfolio of investments—April 30, 2024

	Shares	Value
Health care: 13.29%
Biotechnology: 1.44%
Vertex Pharmaceuticals, Inc.†	8,816	$3,463,013
Health care equipment & supplies: 3.13%
Globus Medical, Inc. Class A†	53,213	2,649,475
Medtronic PLC	60,694	4,870,087
		7,519,562
Health care providers & services: 5.94%
Cigna Group	20,425	7,292,542
Humana, Inc.	11,289	3,410,294
Laboratory Corp. of America Holdings	17,842	3,592,843
		14,295,679
Pharmaceuticals: 2.78%
Merck & Co., Inc.	51,835	6,698,119
Industrials: 14.68%
Aerospace & defense: 4.17%
L3Harris Technologies, Inc.	25,384	5,433,445
RTX Corp.	45,251	4,593,882
		10,027,327
Commercial services & supplies: 1.50%
Waste Management, Inc.	17,370	3,613,307
Ground transportation: 2.88%
Canadian Pacific Kansas City Ltd.	88,284	6,924,114
Industrial conglomerates: 1.56%
Honeywell International, Inc.	19,516	3,761,319
Machinery: 0.74%
Caterpillar, Inc.	5,364	1,794,634
Trading companies & distributors: 3.83%
AerCap Holdings NV†	109,056	9,214,141
Information technology: 8.84%
IT services: 3.48%
Accenture PLC Class A	14,124	4,250,053
International Business Machines Corp.	24,775	4,117,605
		8,367,658
Semiconductors & semiconductor equipment: 2.53%
NXP Semiconductors NV	23,765	6,088,355
Software: 2.83%
Cadence Design Systems, Inc.†	8,481	2,337,618
Microsoft Corp.	11,475	4,467,562
		6,805,180
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Portfolio | 27

Portfolio of investments—April 30, 2024

	Shares	Value
Materials: 4.86%
Chemicals: 3.68%
CF Industries Holdings, Inc.	53,435	$4,219,762
Sherwin-Williams Co.	15,464	4,633,169
		8,852,931
Construction materials: 1.18%
Vulcan Materials Co.	11,030	2,841,659
Real estate: 5.50%
Office REITs : 1.07%
Boston Properties, Inc.	41,719	2,581,989
Real estate management & development: 2.93%
CBRE Group, Inc. Class A†	81,216	7,056,858
Specialized REITs : 1.50%
Public Storage	13,885	3,602,463
Utilities: 3.62%
Electric utilities: 3.62%
NextEra Energy, Inc.	130,197	8,719,293
Total common stocks (Cost $213,470,633)		235,627,778

		Yield
Short-term investments: 1.70%
Investment companies: 1.70%
Allspring Government Money Market Fund Select Class♠∞		5.23%	4,084,378	4,084,378
Total short-term investments (Cost $4,084,378)				4,084,378
Total investments in securities (Cost $217,555,011)	99.61%			239,712,156
Other assets and liabilities, net	0.39			937,695
Total net assets	100.00%			$240,649,851

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
28 | Allspring Large Cap Value Portfolio

Portfolio of investments—April 30, 2024

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,079,661	$86,166,904	$(87,162,187)	$0	$0	$4,084,378	4,084,378	$304,069
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Portfolio | 29

Statements of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $213,470,633)	$235,627,778
Investments in affiliated securities, at value (cost $4,084,378)	4,084,378
Cash	18
Receivable for investments sold	2,192,783
Receivable for dividends	74,580
Total assets	241,979,537
Liabilities
Payable for investments purchased	1,199,415
Advisory fee payable	106,863
Accrued expenses and other liabilities	23,408
Total liabilities	1,329,686
Total net assets	$240,649,851
The accompanying notes are an integral part of these financial statements.
30 | Allspring Large Cap Value Portfolio

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends (net of foreign withholdings taxes of $116,580 and $135,740, respectively)	$5,013,862	$6,000,256
Income from affiliated securities	304,069	188,085
Interest	2,389	254
Total investment income	5,320,320	6,188,595
Expenses
Advisory fee	1,529,553	1,827,068
Custody and accounting fees	2,696	29,694
Professional fees	58,845	62,168
Interest holder report expenses	6,779	19,945
Trustees’ fees and expenses	21,512	25,708
Other fees and expenses	14,949	18,697
Total expenses	1,634,334	1,983,280
Less: Fee waivers and/or expense reimbursements	(143,769)	(184,321)
Net expenses	1,490,565	1,798,959
Net investment income	3,829,755	4,389,636
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Unaffiliated securities	60,108,077	24,842,175
Affiliated securities	0	(16)
Foreign currency and foreign currency translations	(39)	0
Net realized gains on investments	60,108,038	24,842,159
Net change in unrealized gains (losses) on
Unaffiliated securities	(17,635,151)	(41,838,078)
Foreign currency and foreign currency translations	(14)	0
Net change in unrealized gains (losses) on investments	(17,635,165)	(41,838,078)
Net realized and unrealized gains (losses) on investments	42,472,873	(16,995,919)
Net increase (decrease) in net assets resulting from operations	$46,302,628	$(12,606,283)
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Portfolio | 31

Statements of changes in net assets
Statements of changes in net assets
	Year ended April 30, 2024[1]	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$3,829,755	$4,389,636	$4,228,372
Net realized gains on investments	60,108,038	24,842,159	59,295,012
Net change in unrealized losses on investments	(17,635,165)	(41,838,078)	(67,362,442)
Net increase (decrease) in net assets resulting from operations	46,302,628	(12,606,283)	(3,839,058)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	8,601,975	9,137,304	20,407,586
Withdrawals	(67,469,900)	(76,376,645)	(94,906,626)
Net decrease in net assets resulting from capital share transactions	(58,867,925)	(67,239,341)	(74,499,040)
Total decrease in net assets	(12,565,297)	(79,845,624)	(78,338,098)
Net assets
Beginning of period	253,215,148	333,060,772	411,398,870
End of period	$240,649,851	$253,215,148	$333,060,772
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
32 | Allspring Large Cap Value Portfolio

Financial highlights
Financial highlights

	Year ended April 30 2024[1]	Year ended May 31
		2023	2022	2021	2020	2019
Total return[2]	19.77%	(3.77)%	(1.05)%	57.96%	(3.40)%	1.80%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.71%	0.69%	0.68%	0.68%	0.67%
Net expenses[3]	0.63%	0.64%	0.64%	0.64%	0.64%	0.67%
Net investment income	1.63%	1.56%	1.12%	1.16%	1.36%	1.27%
Supplemental Data
Portfolio turnover rate	98%	29%	32%	38%	33%	47%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns for periods of less than one year are not annualized.
[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Large Cap Value Portfolio | 33

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Large Cap Value Portfolio (formerly, Allspring C&B Large Cap Value Portfolio) (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
During the period, the Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
34 | Allspring Large Cap Value Portfolio

Notes to financial statements
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $218,611,564 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$28,471,749
Gross unrealized losses	(7,371,157)
Net unrealized gains	$21,100,592
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$8,527,200	$0	$0	$8,527,200
Consumer discretionary	10,078,547	0	0	10,078,547
Consumer staples	19,206,463	0	0	19,206,463
Energy	18,794,031	0	0	18,794,031
Financials	56,793,936	0	0	56,793,936
Health care	31,976,373	0	0	31,976,373
Industrials	35,334,842	0	0	35,334,842
Information technology	21,261,193	0	0	21,261,193
Materials	11,694,590	0	0	11,694,590
Real estate	13,241,310	0	0	13,241,310
Utilities	8,719,293	0	0	8,719,293
Short-term investments
Investment companies	4,084,378	0	0	4,084,378
Total assets	$239,712,156	$0	$0	$239,712,156
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At April 30, 2024, the Portfolio did not have any transfers into/out of Level 3.
Allspring Large Cap Value Portfolio | 35

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the eleven months ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to March 4, 2024, Cooke & Bieler, L.P., which is not an affiliate of Allspring Funds Management, was the subadviser to the Portfolio and was entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the eleven months ended April 30, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $246,454,084 and $297,142,912, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $80,502,374 and $135,439,281, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Portfolio under the agreement.
7.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
36 | Allspring Large Cap Value Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Large Cap Value Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Large Cap Value Portfolio | 37

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2024.
Pursuant to Section 852 of the Internal Revenue Code, $18,709,990 was designated as a 20% rate gain distribution for the fiscal year ended
April 30, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $2,374,672 of income dividends paid during the fiscal year ended April 30, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended April 30, 2024, $150,216 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended April 30, 2024, $1,081,330 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38 | Allspring Large Cap Value Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Large Cap Value Fund | 39

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

40 | Allspring Large Cap Value Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Large Cap Value Fund | 41

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-vugffner 06-24
AR1863 04-24

Allspring Real Return Fund
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Real Return Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Real Return Fund for the 11-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Real Return Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Real Return Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Real Return Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Real Return Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks returns that exceed the rate of inflation over the long-term.
Manager	Allspring Funds Management, LLC
Subadvisers for the affiliated master portfolio*	Allspring Global Investments, LLC Allspring Global Investments (UK) Limited†
Portfolio managers	Rushabh Amin††, Petros N. Bocray, CFA, FRM, Travis L. Keshemberg, CFA, CIPM, FRM, Matthias Scheiber, CFA††

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (IPBAX)	2-28-2003	-4.31	1.61	1.81	0.20	2.55	2.28	1.08	0.77
Class C (IPBCX)	2-28-2003	-1.54	1.79	1.67	-0.54	1.79	1.67	1.83	1.52
Class R6 (IPBJX)[3]	10-31-2016	–	–	–	0.54	2.94	2.64	0.71	0.40
Administrator Class (IPBIX)	2-28-2003	–	–	–	0.33	2.74	2.49	1.03	0.60
Institutional Class (IPBNX)[4]	10-31-2016	–	–	–	0.49	2.89	2.60	0.76	0.45
Russell 3000® Index[5]	–	–	–	–	22.30	12.43	11.81	–	–
Bloomberg U.S. Aggregate Bond Index[6]	–	–	–	–	-1.47	-0.16	1.20	–	–
Real Return Blended Index[7]	–	–	–	–	2.66	2.89	2.31	–	–
Russell 1000® Index[8]	–	–	–	–	22.82	12.87	12.14	–	–
Bloomberg U.S. TIPS Index[9]	–	–	–	–	-1.35	2.07	1.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.77% for Class A, 1.52% for Class C, 0.40% for Class R6, 0.60% for Administrator Class and 0.45% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the
Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.

[4]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[5]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

†	Allspring Global Investments (UK) Limited became a subadviser effective December 1, 2023.
††	Mr. Amin and Mr. Scheiber became portfolio managers of the Fund on December 1, 2023.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Real Return Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index, Bloomberg U.S. Aggregate Bond Index, Real Return
Blended Index, Russell 1000® Index and Bloomberg U.S. TIPS Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Footnotes continued from previous page
[6]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.–dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]
Source:  Allspring Funds Management, LLC. The Real Return Blended Index is composed 40% of the Russell 1000® Index, 35% of the Bloomberg U.S. Treasury Inflation
Protected Securities (TIPS) Index and 25% of the Bloomberg U.S. Aggregate Bond Index. You cannot invest directly in an index.

[8]
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
Investing involves risk, including the possible loss of principal. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. An inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, the value of a fund’s yield and return will be affected by changes in the rate of inflation. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Real Return Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The benchmark for the Fund was changed from the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index to a blended benchmark on December 1, 2023. This benchmark was chosen to deliver returns in excess of inflation (“real returns”) consistently.
•The Fund (Class A, excluding sales charges) returned 1.95%, underperforming the Real Return Blended Index, which returned 3.91% for the 11-month period that ended April 30, 2024.
High inflation and interest rates persisted but fixed income volatility eased.
The year that ended April 30, 2024, featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty.

Ten largest holdings (%) as of April 30, 2024[1]
TIPS, 0.13%, 4-15-2026	2.01
TIPS, 0.13%, 1-15-2030	1.88
TIPS, 1.38%, 7-15-2033	1.80
TIPS, 1.63%, 10-15-2027	1.77
TIPS, 0.13%, 7-15-2026	1.76
TIPS, 0.13%, 7-15-2030	1.69
TIPS, 0.63%, 1-15-2026	1.66
TIPS, 0.88%, 1-15-2029	1.16
TIPS, 0.25%, 7-15-2029	0.90
TIPS, 2.00%, 1-15-2026	0.86

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

The U.S. 10-year Treasury yield increased by 1.24% to its recent peak of just under 5.00% (4.99%) from May 31 to October 31 and then fell 1.11% in just over two months into the end of 2023. Yields then rose another 0.80% to close the period at 4.68%. With short-dated yields close to decade-plus highs, yield curves remained deeply inverted globally, outside of Japan. Globally, government bonds underperformed almost every asset class; global equities were up substantially and high yield credit spreads tightened notably during the period.
The direction of inflation and wondering whether central banks had done enough was seemingly the predominant narrative, while economic growth remained robust over the period. The impact of fiscal stimulus continued and benefited the U.S. consumer in particular. There was no shortage of geopolitical risk. While the ongoing conflict between Russia and Ukraine no longer dominated headlines, October saw a challenging environment developing in the Middle East. There was considerable disparity globally across equity markets.
The Tokyo Stock Price Index (TOPIX)* was the leading global equity benchmark, delivering a 12-month return of 36.6% in local-currency terms, in large part aided by the weakness in the Japanese yen and Japan’s corporate reforms. The Russell 1000® Index returned 22.8% while the MSCI EM Index (Net) (USD) trailed it, returning just 9.9%. Although overall equity market volatility fell, we continued to experience an increase in fixed income volatility, showing signs of normalization to the pre–quantitative easing era (outside of Japan).
Portfolio realignment
The Fund was repositioned in December 2023 to benefit from our latest research and approach to real-return-focused investing. The Fund continues to use a multi-asset-class approach to target returns above inflation. Crucially, the Fund is better able to respond to the inflation cycle, taking advantage of current opportunities through dynamic asset allocation.
Within the equity bucket, we add a proprietary systematic inflation-sensitive equity strategy that allocates to sectors based on their inflation sensitivity. The Fund continues to diversify by investment style and maintains allocations to real estate investment trusts and precious metals equities. We have developed and implemented the real-return overlay, a cross-asset long-short strategy that focuses on inflation sensitivity. It is designed to work particularly well when inflation expectations are becoming unanchored and in conjunction with commodities.
For the period from April 30, 2023, to November 30, 2023 (the day before the Fund’s benchmark changed), the strategy outperformed the Bloomberg Inflation-Linked U.S. TIPS benchmark by 0.83%, benefiting from exposure to short-term high yield bonds. For the period from December 1, 2023, to April 30, 2024, the Fund returned 1.89%, gaining largely from exposure to the inflation equity sleeve.

Portfolio allocation as of April 30, 2024[1]

[1]
Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

*
Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the subindices of the 33 industry sectors. You cannot invest directly in an index.

8 | Allspring Real Return Fund

Performance highlights (unaudited)
Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Federal Reserve (Fed). U.S. inflation is likely to come down further, although progress is expected to be slower. Sticky inflation in the services sector will likely take longer to come down while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While the level and breadth of inflation continue to ease, the annual rate of inflation has stabilized at roughly 4%.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds and expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well, and despite the inverted yield curve, we expect to see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks given the negative outlook for China. We also remain cautious on commodities based on the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.

Allspring Real Return Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,048.87	$3.82	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Class C
Actual	$1,000.00	$1,045.35	$7.73	1.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.62	1.52%
Class R6
Actual	$1,000.00	$1,050.94	$2.04	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$1,049.01	$3.06	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,050.71	$2.29	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.26	0.45%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Real Return Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Value
Investment companies: 99.99%
Affiliated master portfolio: 99.99%
Allspring Real Return Portfolio		$72,785,721
Total investment companies (Cost $73,898,535)		72,785,721
Total investments in securities (Cost $73,898,535)	99.99%	72,785,721
Other assets and liabilities, net	0.01	8,650
Total net assets	100.00%	$72,794,371
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Real Return Portfolio	37.67%	30.54%	$(3,789,090)	$3,101,127	$1,944,147	$225,036	$656,547	$72,785,721
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 11

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $73,898,535)	$72,785,721
Receivable for Fund shares sold	42,556
Receivable from manager	28,840
Prepaid expenses and other assets	78,593
Total assets	72,935,710
Liabilities
Payable for Fund shares redeemed	118,636
Shareholder report expenses payable	8,903
Professional fees payable	7,920
Administration fees payable	4,340
Distribution fee payable	418
Accrued expenses and other liabilities	1,122
Total liabilities	141,339
Total net assets	$72,794,371
Net assets consist of
Paid-in capital	$78,803,819
Total distributable loss	(6,009,448)
Total net assets	$72,794,371
Computation of net asset value and offering price per share
Net assets–Class A	$11,591,998
Shares outstanding–Class A1	1,220,092
Net asset value per share–Class A	$9.50
Maximum offering price per share – Class A2	$9.95
Net assets–Class C	$668,322
Shares outstanding–Class C1	71,802
Net asset value per share–Class C	$9.31
Net assets–Class R6	$31,768,421
Shares outstanding–Class R6[1]	3,301,499
Net asset value per share–Class R6	$9.62
Net assets–Administrator Class	$7,347,174
Shares outstanding–Administrator Class[1]	755,594
Net asset value per share–Administrator Class	$9.72
Net assets–Institutional Class	$21,418,456
Shares outstanding–Institutional Class[1]	2,226,950
Net asset value per share–Institutional Class	$9.62
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Real Return Fund

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Interest allocated from affiliated Master Portfolio	$1,944,147	$3,684,700
Affiliated income allocated from affiliated Master Portfolio	656,547	26,614
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $2,879 and $4,059, respectively)	225,036	284,403
Expenses allocated from affiliated Master Portfolio	(310,725)	(400,943)
Waivers allocated from affiliated Master Portfolio	48,067	83,606
Total investment income	2,563,072	3,678,380
Expenses
Management fee	33,777	40,736
Administration fees
Class A	16,653	24,441
Class C	1,250	2,525
Class R6	6,893	3,739
Administrator Class	8,915	14,170
Institutional Class	19,042	30,386
Shareholder servicing fees
Class A	27,585	38,189
Class C	2,059	3,945
Administrator Class	21,447	34,344
Distribution fee
Class C	6,168	11,834
Custody and accounting fees	1,610	3,858
Professional fees	57,169	51,170
Registration fees	68,377	74,500
Shareholder report expenses	31,609	35,425
Trustees’ fees and expenses	21,778	22,896
Other fees and expenses	11,932	6,558
Total expenses	336,264	398,716
Less: Fee waivers and/or expense reimbursements
Fund-level	(229,671)	(251,381)
Class A	(2,635)	(174)
Class R6	(6,069)	0
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 13

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Administrator Class	(10,255)	(15,591)
Institutional Class	(1,423)	0
Net expenses	86,211	131,570
Net investment income	2,476,861	3,546,810
Realized and unrealized gains (losses) on investments
Net realized losses on investments allocated from affiliated Master Portfolio	(3,789,090)	(569,850)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	3,101,127	(5,808,663)
Net realized and unrealized gains (losses) on investments	(687,963)	(6,378,513)
Net increase (decrease) in net assets resulting from operations	$1,788,898	$(2,831,703)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Real Return Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$2,476,861		$3,546,810		$4,090,448
Net realized gains (losses) on investments		(3,789,090)		(569,850)		935,582
Net change in unrealized gains (losses) on investments		3,101,127		(5,808,663)		(6,398,528)
Net increase (decrease) in net assets resulting from operations		1,788,898		(2,831,703)		(1,372,498)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(360,454)		(686,543)		(836,596)
Class C		(21,838)		(58,742)		(65,210)
Class R6		(757,028)		(631,554)		(755,640)
Administrator Class		(292,876)		(629,068)		(640,606)
Institutional Class		(857,539)		(1,775,616)		(1,520,901)
Total distributions to shareholders		(2,289,735)		(3,781,523)		(3,818,953)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	222,156	2,127,669	216,818	2,123,638	791,258	8,668,328
Class C	2,635	24,955	20,544	198,706	91,579	986,457
Class R6	2,434,075	23,246,263	737,592	7,332,284	486,424	5,304,807
Administrator Class	150,145	1,450,621	314,479	3,161,931	894,909	9,920,837
Institutional Class	419,214	4,043,367	1,603,544	15,812,126	4,023,778	44,177,808
		30,892,875		28,628,685		69,058,237
Reinvestment of distributions
Class A	29,681	282,160	58,661	574,829	63,937	691,464
Class C	2,345	21,838	6,058	58,298	6,087	64,531
Class R6	78,526	757,028	63,670	631,451	60,586	663,004
Administrator Class	28,851	280,636	60,525	604,578	55,532	610,960
Institutional Class	89,105	857,512	179,364	1,775,461	139,813	1,520,105
		2,199,174		3,644,617		3,550,064
Payment for shares redeemed
Class A	(371,423)	(3,528,531)	(646,932)	(6,291,558)	(408,579)	(4,414,389)
Class C	(79,810)	(742,540)	(48,172)	(457,734)	(40,714)	(429,356)
Class R6	(836,809)	(8,044,771)	(539,506)	(5,392,372)	(2,460,305)	(27,125,717)
Administrator Class	(772,215)	(7,491,678)	(472,903)	(4,663,703)	(691,012)	(7,672,910)
Institutional Class	(2,041,785)	(19,779,739)	(2,205,751)	(21,830,616)	(956,389)	(10,220,364)
		(39,587,259)		(38,635,983)		(49,862,736)
Net increase (decrease) in net assets resulting from capital share transactions		(6,495,210)		(6,362,681)		22,745,565
Total increase (decrease) in net assets		(6,996,047)		(12,975,907)		17,554,114
Net assets
Beginning of period		79,790,418		92,766,325		75,212,211
End of period		$72,794,371		$79,790,418		$92,766,325
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 15

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.60	$10.35	$10.93	$10.22	$9.89	$9.87
Net investment income	0.30 [2]	0.40 [2]	0.56 [2]	0.22	0.12	0.15
Net realized and unrealized gains (losses) on investments	(0.12)	(0.72)	(0.60)	0.70	0.42	0.09
Total from investment operations	0.18	(0.32)	(0.04)	0.92	0.54	0.24
Distributions to shareholders from
Net investment income	(0.28)	(0.43)	(0.54)	(0.21)	(0.21)	(0.19)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.28)	(0.43)	(0.54)	(0.21)	(0.21)	(0.22)
Net asset value, end of period	$9.50	$9.60	$10.35	$10.93	$10.22	$9.89
Total return[3]	1.95%	(3.10)%	(0.52)%	9.10%	5.48%	2.56%
Ratios to average net assets (annualized)*
Gross expenses	1.12%	1.09%	1.07%	1.29%	1.43%	1.16%
Net expenses	0.76%	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income	3.45%	4.12%	5.13%	2.09%	1.79%	1.95%
Supplemental data
Portfolio turnover rate[4]	47%	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$11,592	$12,861	$17,713	$13,825	$13,196	$17,716

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.41	$10.16	$10.74	$10.06	$9.73	$9.73
Net investment income	0.24 [2]	0.32 [2]	0.47 [2]	0.12 [2]	0.11 [2]	0.10 [2]
Net realized and unrealized gains (losses) on investments	(0.12)	(0.71)	(0.59)	0.71	0.35	0.07
Total from investment operations	0.12	(0.39)	(0.12)	0.83	0.46	0.17
Distributions to shareholders from
Net investment income	(0.22)	(0.36)	(0.46)	(0.15)	(0.13)	(0.14)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.22)	(0.36)	(0.46)	(0.15)	(0.13)	(0.17)
Net asset value, end of period	$9.31	$9.41	$10.16	$10.74	$10.06	$9.73
Total return[3]	1.29%	(3.89)%	(1.26)%	8.27%	4.77%	1.79%
Ratios to average net assets (annualized)*
Gross expenses	1.86%	1.84%	1.81%	2.06%	2.18%	1.91%
Net expenses	1.52%	1.53%	1.53%	1.53%	1.53%	1.52%
Net investment income	2.81%	3.32%	4.42%	1.17%	1.09%	1.08%
Supplemental data
Portfolio turnover rate[4]	47%	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$668	$1,380	$1,709	$1,195	$1,714	$2,553

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class R6		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.72	$10.47	$11.05	$10.33	$9.99	$9.96
Net investment income	0.32 [2]	0.46 [2]	0.63 [2]	0.29	0.22	0.23 [2]
Net realized and unrealized gains (losses) on investments	(0.11)	(0.74)	(0.63)	0.69	0.37	0.06
Total from investment operations	0.21	(0.28)	0.00	0.98	0.59	0.29
Distributions to shareholders from
Net investment income	(0.31)	(0.47)	(0.58)	(0.26)	(0.25)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.31)	(0.47)	(0.58)	(0.26)	(0.25)	(0.26)
Net asset value, end of period	$9.62	$9.72	$10.47	$11.05	$10.33	$9.99
Total return[3]	2.24%	(2.68)%	(0.15)%	9.52%	5.94%	2.99%
Ratios to average net assets (annualized)*
Gross expenses	0.77%	0.71%	0.68%	0.85%	1.05%	0.82%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.39%
Net investment income	3.67%	4.68%	5.68%	2.70%	2.08%	2.34%
Supplemental data
Portfolio turnover rate[4]	47%	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$31,768	$15,796	$14,282	$36,202	$18,224	$14,358

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Administrator Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.81	$10.55	$11.12	$10.38	$10.03	$9.99
Net investment income	0.33 [2]	0.42 [2]	0.60 [2]	0.25 [2]	0.20 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	(0.13)	(0.72)	(0.63)	0.71	0.36	0.06
Total from investment operations	0.20	(0.30)	(0.03)	0.96	0.56	0.27
Distributions to shareholders from
Net investment income	(0.29)	(0.44)	(0.54)	(0.22)	(0.21)	(0.20)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.29)	(0.44)	(0.54)	(0.22)	(0.21)	(0.23)
Net asset value, end of period	$9.72	$9.81	$10.55	$11.12	$10.38	$10.03
Total return[3]	2.04%	(2.87)%	(0.36)%	9.31%	5.67%	2.78%
Ratios to average net assets (annualized)*
Gross expenses	1.06%	1.02%	0.99%	1.23%	1.37%	1.10%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.59%
Net investment income	3.67%	4.24%	5.42%	2.26%	1.92%	2.15%
Supplemental data
Portfolio turnover rate[4]	47%	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$7,347	$13,227	$15,267	$13,203	$13,544	$13,562

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.71	$10.47	$11.05	$10.33	$9.99	$9.97
Net investment income	0.34 [2]	0.44 [2]	0.63 [2]	0.26	0.21	0.22
Net realized and unrealized gains (losses) on investments	(0.12)	(0.74)	(0.64)	0.71	0.37	0.05
Total from investment operations	0.22	(0.30)	(0.01)	0.97	0.58	0.27
Distributions to shareholders from
Net investment income	(0.31)	(0.46)	(0.57)	(0.25)	(0.24)	(0.22)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions to shareholders	(0.31)	(0.46)	(0.57)	(0.25)	(0.24)	(0.25)
Net asset value, end of period	$9.62	$9.71	$10.47	$11.05	$10.33	$9.99
Total return[3]	2.30%	(2.83)%	(0.19)%	9.46%	5.88%	2.84%
Ratios to average net assets (annualized)*
Gross expenses	0.80%	0.76%	0.74%	0.95%	1.10%	0.84%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%	0.44%
Net investment income	3.80%	4.42%	5.76%	2.37%	2.09%	2.20%
Supplemental data
Portfolio turnover rate[4]	47%	22%	31%	20%	24%	39%
Net assets, end of period (000s omitted)	$21,418	$36,525	$43,796	$10,787	$10,587	$11,094

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Real Return Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Real Return Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2024, the Fund owned 30.54% of Allspring Real Return Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the eleven months ended April 30, 2024 are included in this report and should be read in conjunction with the Fund’s financial statements.
During the period, the Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Interest earned on cash balances held at the custodian is recorded as interest  income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Real Return Fund | 21

Notes to financial statements
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $73,332,722 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$0
Gross unrealized losses	(547,001)
Net unrealized losses	$(547,001)
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At April 30, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(3,372)	$3,372
As of April 30, 2024, the Fund had capital loss carryforwards which consist of $1,547,734 in short-term capital losses and $4,412,622 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At April 30, 2024, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$72,785,721
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the eleven months ended April 30, 2024, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
22 | Allspring Real Return Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2025 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.77%
Class C	1.52
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Prior to June 30, 2023, the Fund’s expenses were capped at 0.78% for Class A shares and 1.53% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received $2,463 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the eleven months ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the eleven months ended April 30, 2024, and year ended May 31, 2023 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Year ended April 30, 2024	$6,839,188	$17,405,309	$37,681,428	$16,244,087
Year ended May 31, 2023	10,575,401	6,686,365	10,805,388	8,588,668
Allspring Real Return Fund | 23

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $2,289,735, $3,781,523 and $3,818,953 of ordinary income for the eleven months ended April 30, 2024 and years ended May 31, 2023 and 2022, respectively.
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$497,909	$(547,001)	$(5,960,356)
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
24 | Allspring Real Return Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2024, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Real Return Fund | 25

Consolidated portfolio of investments—April 30, 2024
Consolidated portfolio of investments

	Shares	Value
Common stocks: 17.37%
Communication services: 0.68%
Entertainment: 0.25%
Electronic Arts, Inc.	3,303	$418,887
ROBLOX Corp. Class A†	547	19,451
Spotify Technology SA†	569	159,570
		597,908
Interactive media & services: 0.24%
Alphabet, Inc. Class A†	1,413	230,008
Alphabet, Inc. Class C†	799	131,548
Meta Platforms, Inc. Class A	488	209,923
		571,479
Media: 0.19%
Comcast Corp. Class A	2,167	82,584
Fox Corp. Class B	6,370	182,692
Trade Desk, Inc. Class A†	2,298	190,389
		455,665
Consumer discretionary: 0.98%
Broadline retail: 0.40%
Amazon.com, Inc.†	4,725	826,875
Coupang, Inc.†	5,726	128,835
		955,710
Distributors: 0.28%
Genuine Parts Co.	3,148	494,897
LKQ Corp.	1,520	65,558
Pool Corp.	287	104,046
		664,501
Hotels, restaurants & leisure: 0.17%
Booking Holdings, Inc.	50	172,601
Chipotle Mexican Grill, Inc.†	59	186,416
Las Vegas Sands Corp.	1,121	49,728
Wynn Resorts Ltd.	67	6,141
		414,886
Leisure products: 0.01%
Polaris, Inc.	137	11,667
Specialty retail: 0.12%
Best Buy Co., Inc.	3,276	241,244
Murphy USA, Inc.	46	19,036
O’Reilly Automotive, Inc.†	17	17,225
Wayfair, Inc. Class A†	232	11,635
		289,140
The accompanying notes are an integral part of these consolidated financial statements.
26 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2024

	Shares	Value
Consumer staples: 0.30%
Beverages: 0.00%
Constellation Brands, Inc. Class A	5	$1,267
Consumer staples distribution & retail : 0.01%
Kroger Co.	365	20,214
Food products: 0.29%
Archer-Daniels-Midland Co.	6,208	364,161
Bunge Global SA	84	8,548
Ingredion, Inc.	2,771	317,529
		690,238
Energy: 1.86%
Energy equipment & services: 0.34%
Baker Hughes Co.	9,496	309,760
Schlumberger NV	9,817	466,111
TechnipFMC PLC	1,642	42,068
		817,939
Oil, gas & consumable fuels: 1.52%
APA Corp.	478	15,028
Cheniere Energy, Inc.	2,451	386,817
Chevron Corp.	1,846	297,704
ConocoPhillips	2,884	362,288
Devon Energy Corp.	2,856	146,170
EOG Resources, Inc.	846	111,782
Exxon Mobil Corp.	5,728	677,451
Marathon Petroleum Corp.	2,477	450,121
Occidental Petroleum Corp.	892	58,997
Ovintiv, Inc.	1,700	87,244
Phillips 66	1,652	236,583
Targa Resources Corp.	107	12,204
Texas Pacific Land Corp.	761	438,564
Valero Energy Corp.	2,092	334,448
		3,615,401
Financials: 1.26%
Banks: 0.05%
NU Holdings Ltd. Class A†	10,815	117,451
Capital markets: 0.03%
Charles Schwab Corp.	690	51,026
KKR & Co., Inc.	102	9,493
		60,519
Consumer finance: 0.08%
American Express Co.	813	190,266
Capital One Financial Corp.	29	4,160
		194,426
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 27

Consolidated portfolio of investments—April 30, 2024

	Shares	Value
Financial services: 0.91%
Apollo Global Management, Inc.	3,336	$361,556
Block, Inc.†	1,359	99,207
Fiserv, Inc.†	3,445	525,948
Mastercard, Inc. Class A	1,502	677,702
PayPal Holdings, Inc.†	2,738	185,965
Toast, Inc. Class A†	2,820	66,637
Visa, Inc. Class A	923	247,927
		2,164,942
Insurance: 0.19%
Allstate Corp.	617	104,927
Arch Capital Group Ltd.†	840	78,573
Progressive Corp.	1,292	269,059
		452,559
Health care: 0.76%
Biotechnology: 0.02%
AbbVie, Inc.	322	52,370
Health care providers & services: 0.22%
Cigna Group	754	269,208
Elevance Health, Inc.	466	246,318
		515,526
Pharmaceuticals: 0.52%
Bristol-Myers Squibb Co.	1,393	61,208
Eli Lilly & Co.	703	549,113
Johnson & Johnson	284	41,064
Merck & Co., Inc.	4,058	524,375
Pfizer, Inc.	2,614	66,971
		1,242,731
Industrials: 1.72%
Aerospace & defense: 0.36%
Boeing Co.†	351	58,912
General Dynamics Corp.	1,780	511,020
Lockheed Martin Corp.	618	287,327
		857,259
Building products: 0.06%
Builders FirstSource, Inc.†	844	154,300
Construction & engineering: 0.21%
EMCOR Group, Inc.	1,374	490,752
Electrical equipment: 0.00%
GE Vernova, Inc.†	39	5,995
The accompanying notes are an integral part of these consolidated financial statements.
28 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2024

	Shares	Value
Ground transportation: 0.07%
Uber Technologies, Inc.†	1,858	$123,129
Union Pacific Corp.	199	47,195
		170,324
Machinery: 0.73%
AGCO Corp.	638	72,853
Allison Transmission Holdings, Inc.	202	14,857
Caterpillar, Inc.	1,126	376,726
Cummins, Inc.	1,131	319,496
Deere & Co.	1,007	394,150
PACCAR, Inc.	3,089	327,774
Westinghouse Air Brake Technologies Corp.	1,510	243,231
		1,749,087
Trading companies & distributors: 0.29%
Core & Main, Inc. Class A†	2,471	139,537
Ferguson PLC	623	130,768
United Rentals, Inc.	69	46,091
WESCO International, Inc.	571	87,220
WW Grainger, Inc.	302	278,248
		681,864
Information technology: 2.23%
Communications equipment: 0.08%
Arista Networks, Inc.†	776	199,090
Electronic equipment, instruments & components: 0.02%
Jabil, Inc.	375	44,010
Semiconductors & semiconductor equipment: 1.08%
Advanced Micro Devices, Inc.†	767	121,477
Analog Devices, Inc.	111	22,268
Applied Materials, Inc.	1,831	363,728
Broadcom, Inc.	236	306,864
Lam Research Corp.	78	69,764
Microchip Technology, Inc.	1,484	136,498
Monolithic Power Systems, Inc.	122	81,658
NVIDIA Corp.	1,059	914,997
NXP Semiconductors NV	493	126,302
ON Semiconductor Corp.†	474	33,256
QUALCOMM, Inc.	2,374	393,728
		2,570,540
Software: 0.65%
Adobe, Inc.†	96	44,432
Intuit, Inc.	74	46,296
Microsoft Corp.	3,203	1,247,024
Palantir Technologies, Inc. Class A†	2,116	46,488
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 29

Consolidated portfolio of investments—April 30, 2024

	Shares	Value
Software(continued)
Salesforce, Inc.	501	$134,739
Synopsys, Inc.†	40	21,224
		1,540,203
Technology hardware, storage & peripherals: 0.40%
Apple, Inc.	5,617	956,744
Materials: 2.01%
Chemicals: 0.26%
CF Industries Holdings, Inc.	358	28,271
Corteva, Inc.	2,099	113,619
Dow, Inc.	1,704	96,958
LyondellBasell Industries NV Class A	1,257	125,662
Westlake Corp.	1,848	272,321
		636,831
Metals & mining: 1.75%
Agnico Eagle Mines Ltd.	2,401	152,050
Agnico Eagle Mines Ltd.-U.S. Exchange Traded Shares	4,000	253,400
Alamos Gold, Inc. Class A	11,200	164,748
Alcoa Corp.	101	3,549
Anglogold Ashanti PLC	2,900	66,671
Artemis Gold, Inc.†	13,200	86,009
B2Gold Corp.	30,000	75,836
Barrick Gold Corp.	15,356	255,524
Centerra Gold, Inc.	7,800	47,481
Dundee Precious Metals, Inc.	11,000	83,260
Endeavour Mining PLC	6,780	141,692
Evolution Mining Ltd.	5,000	12,894
Franco-Nevada Corp.	1,300	156,493
Freeport-McMoRan, Inc.	10,768	537,754
Gold Fields Ltd. ADR	10,440	168,815
Kinross Gold Corp.	31,000	199,964
Lundin Gold, Inc.	10,600	144,064
MAG Silver Corp.†	1,100	13,528
Newmont Corp.	8,000	325,120
Northern Star Resources Ltd.	15,000	142,181
Nucor Corp.	1,654	278,749
OceanaGold Corp.	30,000	64,940
Osisko Gold Royalties Ltd.	3,300	50,699
Osisko Mining, Inc.†	4,000	8,833
Pan American Silver Corp.	479	8,834
Pan American Silver Corp.-U.S. Exchange Traded Shares	4,300	79,292
Royal Gold, Inc.	1,300	156,169
SilverCrest Metals, Inc.†	2,000	16,373
Steel Dynamics, Inc.	703	91,474
Torex Gold Resources, Inc.†	7,500	105,691
The accompanying notes are an integral part of these consolidated financial statements.
30 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2024

	Shares	Value
Metals & mining(continued)
Triple Flag Precious Metals Corp.	2,000	$32,252
Wheaton Precious Metals Corp.	4,600	239,648
		4,163,987
Real estate: 5.57%
Health care REITs: 0.32%
Welltower, Inc.	7,939	756,428
Industrial REITs : 0.76%
Prologis, Inc.	12,871	1,313,485
Terreno Realty Corp.	9,296	505,238
		1,818,723
Office REITs : 0.23%
Alexandria Real Estate Equities, Inc.	4,648	538,564
Real estate management & development: 0.16%
CBRE Group, Inc. Class A†	3,231	280,742
CoStar Group, Inc.†	725	66,359
Jones Lang LaSalle, Inc.†	171	30,900
		378,001
Residential REITs : 1.07%
American Homes 4 Rent Class A	12,635	452,333
Apartment Income REIT Corp.	4,327	166,070
Camden Property Trust	4,072	405,897
Invitation Homes, Inc.	13,339	456,194
Mid-America Apartment Communities, Inc.	3,134	407,420
Sun Communities, Inc.	5,912	658,124
		2,546,038
Retail REITs : 0.44%
Federal Realty Investment Trust	3,150	328,135
Simon Property Group, Inc.	5,126	720,357
		1,048,492
Specialized REITs : 2.59%
American Tower Corp.	8,036	1,378,656
Crown Castle, Inc.	2,682	251,518
CubeSmart	3,647	147,485
Equinix, Inc.	1,835	1,304,887
Extra Space Storage, Inc.	4,323	580,492
Four Corners Property Trust, Inc.	9,745	228,520
Gaming & Leisure Properties, Inc.	5,721	244,458
Iron Mountain, Inc.	6,730	521,710
Public Storage	231	59,933
SBA Communications Corp. Class A	3,327	619,221
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 31

Consolidated portfolio of investments—April 30, 2024

	Shares	Value
Specialized REITs (continued)
VICI Properties, Inc.	15,853	$452,603
Weyerhaeuser Co.	12,921	389,827
		6,179,310
Total common stocks (Cost $35,924,178)		41,393,081

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 7.71%
Communications: 0.58%
Advertising: 0.07%
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00%	8-15-2027	$175,000	166,560
Internet: 0.22%
Arches Buyer, Inc.144A	4.25	6-1-2028	300,000	257,248
Gen Digital, Inc.144A	6.75	9-30-2027	275,000	276,023
				533,271
Media: 0.29%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.13	5-1-2027	300,000	281,152
Sirius XM Radio, Inc.144A	5.00	8-1-2027	437,000	412,699
				693,851
Consumer, cyclical: 2.93%
Airlines: 0.35%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	258,000	255,007
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90	1-15-2026	150,147	140,581
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	327,000	306,690
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.144A	6.50	6-20-2027	123,500	123,709
				825,987
Apparel: 0.11%
Hanesbrands, Inc.144A	4.88	5-15-2026	155,000	149,917
Michael Kors USA, Inc.144A	4.25	11-1-2024	110,000	108,160
				258,077
Auto manufacturers: 0.08%
Ford Motor Credit Co. LLC	4.13	8-17-2027	200,000	187,847
Auto parts & equipment: 0.12%
Adient Global Holdings Ltd.144A	4.88	8-15-2026	220,000	211,547
American Axle & Manufacturing, Inc.	6.50	4-1-2027	80,000	79,210
				290,757
Distribution/wholesale: 0.14%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	330,000	331,610
The accompanying notes are an integral part of these consolidated financial statements.
32 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Entertainment: 0.92%
CCM Merger, Inc.144A	6.38%	5-1-2026	$145,000	$144,649
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op144A	5.50	5-1-2025	375,000	375,000
Churchill Downs, Inc.144A	5.50	4-1-2027	360,000	350,537
Cinemark USA, Inc.144A	5.88	3-15-2026	105,000	103,677
Cinemark USA, Inc.144A	8.75	5-1-2025	252,000	252,000
Live Nation Entertainment, Inc.144A	6.50	5-15-2027	335,000	335,658
SeaWorld Parks & Entertainment, Inc.144A	8.75	5-1-2025	250,000	250,000
Six Flags Theme Parks, Inc.144A	7.00	7-1-2025	380,000	380,827
				2,192,348
Home builders: 0.34%
Taylor Morrison Communities, Inc.144A	5.75	1-15-2028	290,000	281,969
Tri Pointe Group, Inc./Tri Pointe Homes, Inc.	5.88	6-15-2024	535,000	534,382
				816,351
Housewares: 0.20%
Newell Brands, Inc.	5.70	4-1-2026	490,000	482,187
Leisure time: 0.33%
Carnival Holdings Bermuda Ltd.144A	10.38	5-1-2028	180,000	195,168
NCL Corp. Ltd.144A	8.13	1-15-2029	45,000	46,865
NCL Corp. Ltd.144A	8.38	2-1-2028	295,000	307,637
Viking Cruises Ltd.144A	5.88	9-15-2027	120,000	116,348
VOC Escrow Ltd.144A	5.00	2-15-2028	120,000	114,441
				780,459
Retail: 0.34%
Bath & Body Works, Inc.144A	9.38	7-1-2025	294,000	304,264
Dave & Buster’s, Inc.144A	7.63	11-1-2025	350,000	352,268
Raising Cane’s Restaurants LLC144A	9.38	5-1-2029	145,000	155,514
				812,046
Consumer, non-cyclical: 0.67%
Commercial services: 0.36%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	64,000	63,831
CoreCivic, Inc.	8.25	4-15-2029	195,000	201,492
GEO Group, Inc.144A	8.63	4-15-2029	115,000	116,421
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	5.75	4-15-2026	320,000	315,975
Sabre Global, Inc.144A	11.25	12-15-2027	170,000	158,882
				856,601
Food: 0.23%
B&G Foods, Inc.144A	8.00	9-15-2028	195,000	202,069
Performance Food Group, Inc.144A	6.88	5-1-2025	355,000	355,000
				557,069
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 33

Consolidated portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Healthcare-services: 0.06%
Tenet Healthcare Corp.	4.63%	6-15-2028	$70,000	$65,872
U.S. Acute Care Solutions LLC144A	6.38	3-1-2026	75,000	75,937
				141,809
Pharmaceuticals: 0.02%
AdaptHealth LLC144A	6.13	8-1-2028	60,000	56,268
Energy: 1.43%
Energy-alternate sources: 0.05%
TerraForm Power Operating LLC144A	5.00	1-31-2028	125,000	116,646
Oil & gas: 0.50%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	145,000	145,937
Antero Resources Corp.144A	7.63	2-1-2029	160,000	163,878
Antero Resources Corp.144A	8.38	7-15-2026	390,000	400,679
Civitas Resources, Inc.144A	8.38	7-1-2028	110,000	114,750
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	140,000	137,941
Nabors Industries, Inc.144A	7.38	5-15-2027	140,000	138,748
Range Resources Corp.	8.25	1-15-2029	90,000	93,771
				1,195,704
Oil & gas services: 0.21%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.88	4-1-2027	110,000	109,733
Oceaneering International, Inc.	6.00	2-1-2028	325,000	319,662
USA Compression Partners LP/USA Compression Finance Corp.144A	7.13	3-15-2029	55,000	54,648
				484,043
Pipelines: 0.67%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	1-15-2028	110,000	107,658
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	7.88	5-15-2026	105,000	106,908
Buckeye Partners LP144A	4.13	3-1-2025	35,000	34,244
EQM Midstream Partners LP	4.00	8-1-2024	65,000	64,516
EQM Midstream Partners LP144A	7.50	6-1-2027	160,000	163,012
Hess Midstream Operations LP144A	5.63	2-15-2026	225,000	222,472
Kinetik Holdings LP144A	6.63	12-15-2028	165,000	165,794
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	3-1-2027	360,000	350,666
Venture Global LNG, Inc.144A	8.13	6-1-2028	380,000	388,538
				1,603,808
Financial: 1.05%
Banks: 0.01%
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	25,000	23,467
The accompanying notes are an integral part of these consolidated financial statements.
34 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Diversified financial services: 0.69%
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%)144Aʊ±	5.25%	6-15-2026	$140,000	$132,276
Enact Holdings, Inc.144A	6.50	8-15-2025	405,000	404,636
Encore Capital Group, Inc.144A	9.25	4-1-2029	200,000	204,329
Nationstar Mortgage Holdings, Inc.144A	6.00	1-15-2027	215,000	210,676
OneMain Finance Corp.	7.13	3-15-2026	220,000	222,002
PRA Group, Inc.144A	7.38	9-1-2025	145,000	144,329
United Wholesale Mortgage LLC144A	5.50	11-15-2025	325,000	319,689
				1,637,937
Insurance: 0.02%
AmWINS Group, Inc.144A	6.38	2-15-2029	55,000	54,334
REITS: 0.33%
Brandywine Operating Partnership LP	3.95	11-15-2027	65,000	58,184
Iron Mountain, Inc.144A	5.25	3-15-2028	300,000	287,042
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	95,000	93,451
MPT Operating Partnership LP/MPT Finance Corp.	5.25	8-1-2026	97,000	88,350
Service Properties Trust	7.50	9-15-2025	255,000	256,882
				783,909
Industrial: 0.70%
Aerospace/defense: 0.10%
TransDigm, Inc.144A	6.38	3-1-2029	240,000	238,167
Electrical components & equipment: 0.17%
WESCO Distribution, Inc.144A	6.38	3-15-2029	170,000	168,878
WESCO Distribution, Inc.144A	7.13	6-15-2025	230,000	230,152
				399,030
Machinery-diversified: 0.10%
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	250,000	239,142
Packaging & containers: 0.12%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	305,000	295,654
Trucking & leasing: 0.21%
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025	505,000	505,000
Technology: 0.07%
Software: 0.07%
SS&C Technologies, Inc.144A	5.50	9-30-2027	170,000	165,243
Utilities: 0.28%
Electric: 0.28%
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	67,758	67,081
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 35

Consolidated portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50%	8-15-2028	$215,000	$192,243
Vistra Operations Co. LLC144A	5.63	2-15-2027	412,000	400,855
				660,179
Total corporate bonds and notes (Cost $18,466,497)				18,385,361
Loans: 0.30%
Communications: 0.03%
Media: 0.03%
DirecTV Financing LLC (U.S. SOFR 1 Month+5.00%)±	10.43	8-2-2027	55,775	56,043
Consumer, cyclical: 0.18%
Airlines: 0.09%
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%)±	10.73	6-21-2027	110,500	113,320
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.07	10-20-2027	92,294	95,072
				208,392
Auto parts & equipment: 0.02%
First Brands Group LLC (U.S. SOFR 3 Month+5.00%)±	10.59	3-30-2027	59,859	57,075
Leisure time: 0.05%
Carnival Corp. (U.S. SOFR 1 Month+2.75%)±	8.07	8-8-2027	114,456	115,029
Retail: 0.02%
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%)±	8.82	3-3-2028	60,000	51,710
Financial: 0.04%
Insurance: 0.04%
Asurion LLC (U.S. SOFR 1 Month+3.25%)±	8.68	12-23-2026	103,784	101,334
Utilities: 0.05%
Electric: 0.05%
Constellation Renewables LLC (U.S. SOFR 3 Month+2.50%)±	8.10	12-15-2027	114,242	114,131
Total loans (Cost $710,225)				703,714
U.S. Treasury securities: 19.74%
TIPS	0.13	4-15-2025	114,111	111,180
TIPS	0.13	4-15-2026	5,016,259	4,780,989
TIPS	0.13	7-15-2026	4,394,386	4,187,511
TIPS	0.13	1-15-2030	5,064,864	4,492,130
TIPS	0.13	7-15-2030	4,574,216	4,032,049
TIPS	0.13	1-15-2031	500,585	434,929
TIPS	0.13	7-15-2031	1,701,687	1,468,088
TIPS	0.13	2-15-2051	595,855	329,131
TIPS	0.25	7-15-2029	2,377,363	2,154,182
TIPS	0.25	2-15-2050	193,088	112,897
TIPS	0.63	1-15-2026	4,093,558	3,958,087
TIPS	0.88	1-15-2029	2,942,856	2,759,430
TIPS	1.00	2-15-2048	1,440,616	1,062,604
The accompanying notes are an integral part of these consolidated financial statements.
36 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
TIPS	1.00%	2-15-2049	$1,498,071	$1,097,212
TIPS	1.38	7-15-2033	4,632,865	4,300,926
TIPS	1.38	2-15-2044	1,437,761	1,195,884
TIPS	1.50	2-15-2053	1,247,293	1,009,837
TIPS	1.63	10-15-2027	4,309,928	4,217,536
TIPS	2.00	1-15-2026	2,071,253	2,050,282
TIPS	2.13	2-15-2040	1,378,051	1,332,392
TIPS	2.13	2-15-2041	1,905,569	1,841,034
TIPS	3.88	4-15-2029	113,239	121,589
Total U.S. Treasury securities (Cost $52,191,186)				47,049,899
Yankee corporate bonds and notes: 1.25%
Consumer, cyclical: 0.50%
Airlines: 0.22%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	475,000	515,375
Leisure time: 0.28%
Carnival Corp.144A	7.63	3-1-2026	200,000	201,241
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	485,000	471,985
				673,226
Energy: 0.24%
Pipelines: 0.24%
Northriver Midstream Finance LP144A	5.63	2-15-2026	580,000	567,762
Financial: 0.20%
Banks: 0.09%
Intesa Sanpaolo SpA (5 Year USD Swap Rate+5.46%)144Aʊ±	7.70	9-17-2025	200,000	198,244
Diversified financial services: 0.11%
Macquarie Airfinance Holdings Ltd.144A	6.40	3-26-2029	30,000	29,913
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	225,000	236,216
				266,129
Industrial: 0.11%
Electronics: 0.03%
Sensata Technologies BV144A	4.00	4-15-2029	75,000	67,146
Packaging & containers: 0.08%
Trivium Packaging Finance BV144A	5.50	8-15-2026	200,000	196,549
Technology: 0.09%
Software: 0.09%
Open Text Corp.144A	6.90	12-1-2027	215,000	219,531
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 37

Consolidated portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Utilities: 0.11%
Electric: 0.11%
Drax Finco PLC144A	6.63%	11-1-2025	$150,000	$150,000
Emera, Inc. Series 16-A (3 Month LIBOR+5.44%)±	6.75	6-15-2076	115,000	113,689
				263,689
Total yankee corporate bonds and notes (Cost $2,885,325)				2,967,651

		Yield	Shares
Short-term investments: 45.25%
Investment companies: 45.25%
Allspring Government Money Market Fund Select Class♠∞*		5.23	107,853,407	107,853,407
Total short-term investments (Cost $107,853,407)				107,853,407
Total investments in securities (Cost $218,030,818)	91.62%			218,353,113
Other assets and liabilities, net	8.38			19,961,506
Total net assets	100.00%			$238,314,619

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Real Return Special Investments (Cayman) Ltd., the consolidated entity.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
TIPS	Treasury Inflation-Protected Securities
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,535,840	$264,867,637	$(159,550,070)	$0	$0	$107,853,407	107,853,407	$2,723,159
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	815,628	AUD	1,251,000	Morgan Stanley Inc.	5-15-2024	$4,913	$0
USD	580,015	BRL	2,951,000	Morgan Stanley Inc.	5-15-2024	12,402	0
The accompanying notes are an integral part of these consolidated financial statements.
38 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2024

Forward foreign currency contracts (continued)
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	1,077,552	CAD	1,475,000	Morgan Stanley Inc.	5-15-2024	$5,877	$0
USD	908,052	CHF	826,000	Morgan Stanley Inc.	5-15-2024	8,288	0
USD	339,129	CLP	323,217,000	Morgan Stanley Inc.	5-15-2024	2,526	0
USD	901,814	CZK	21,350,000	Morgan Stanley Inc.	5-15-2024	0	(4,005)
USD	1,145,868	EUR	1,065,000	Morgan Stanley Inc.	5-15-2024	8,762	0
USD	898,816	GBP	716,000	Morgan Stanley Inc.	5-15-2024	4,081	0
USD	526,911	HUF	191,874,000	Morgan Stanley Inc.	5-15-2024	4,138	0
USD	1,514,552	IDR	24,714,615,000	Morgan Stanley Inc.	5-15-2024	0	(5,054)
USD	2,232,566	INR	186,321,000	Morgan Stanley Inc.	5-15-2024	330	0
USD	895,215	JPY	136,202,000	Morgan Stanley Inc.	5-15-2024	29,939	0
MXN	14,601,000	USD	880,230	Morgan Stanley Inc.	5-15-2024	0	(29,527)
USD	637,743	NOK	6,910,000	Morgan Stanley Inc.	5-15-2024	15,504	0
USD	829,803	NZD	1,388,000	Morgan Stanley Inc.	5-15-2024	11,929	0
PLN	3,103,000	USD	780,668	Morgan Stanley Inc.	5-15-2024	0	(15,783)
USD	719,662	SEK	7,706,000	Morgan Stanley Inc.	5-15-2024	20,051	0
USD	943,677	KRW	1,285,298,000	Morgan Stanley Inc.	5-16-2024	13,094	0
						$141,834	$(54,369)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
LME Copper Futures**	2	5-13-2024	$461,061	$495,187	$34,126	$0
LME Primary Aluminum Futures**	18	5-13-2024	1,042,933	1,154,560	111,627	0
LME Zinc Futures**	5	5-13-2024	317,520	365,603	48,083	0
CAC 40 Index	9	5-17-2024	763,120	764,110	990	0
Light Sweet Crude Oil Futures**	2	5-21-2024	169,747	163,860	0	(5,887)
Brent Crude Oil Futures**	2	5-31-2024	179,445	172,660	0	(6,785)
NY Harbor ULSD Futures**	4	5-31-2024	446,629	424,637	0	(21,992)
10-Year Euro BUND Index	21	6-6-2024	2,963,698	2,915,250	0	(48,448)
Gas Oil Futures**	1	6-12-2024	79,103	77,625	0	(1,478)
TOPIX Index	60	6-13-2024	10,262,912	10,450,496	187,584	0
Euro Futures	70	6-17-2024	9,591,035	9,361,187	0	(229,848)
LME Copper Futures**	3	6-17-2024	646,988	745,904	98,916	0
LME Nickel Futures**	3	6-17-2024	330,603	345,042	14,439	0
10-Year U.S. Treasury Notes	1,056	6-18-2024	116,190,591	113,454,000	0	(2,736,591)
S&P ASX Share Price Index 200	8	6-20-2024	995,945	995,669	0	(276)
S&P/TSX 60 Index	17	6-20-2024	3,246,244	3,224,276	0	(21,968)
DAX Index	2	6-21-2024	959,874	965,550	5,676	0
E-Mini Energy Select Sector Futures	48	6-21-2024	4,955,617	4,728,000	0	(227,617)
E-Mini NASDAQ 100 Index	29	6-21-2024	10,610,317	10,191,325	0	(418,992)
E-Mini Russell 2000 Index	7	6-21-2024	738,098	694,960	0	(43,138)
E-Mini S&P 500 Index	417	6-21-2024	108,204,263	105,646,950	0	(2,557,313)
Euro STOXX 50 Index	18	6-21-2024	936,842	940,695	3,853	0
FTSE 100 Index	10	6-21-2024	961,800	1,019,445	57,645	0
MSCI Emerging Markets Index	14	6-21-2024	734,757	729,400	0	(5,357)
Henry Hub Natural Gas Futures**	25	6-26-2024	584,379	579,750	0	(4,629)
Long Gilt Futures	215	6-26-2024	26,027,810	25,731,612	0	(296,198)
Corn Futures**	21	7-12-2024	461,820	469,088	7,268	0
Hard Red Winter Wheat Futures**	2	7-12-2024	58,283	63,525	5,242	0
Soybean Futures**	21	7-12-2024	1,217,557	1,221,150	3,593	0
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 39

Consolidated portfolio of investments—April 30, 2024

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long (continued)
Soybean Meal Futures**	28	7-12-2024	$941,469	$985,320	$43,851	$0
Soybean Oil Futures**	2	7-12-2024	55,904	51,612	0	(4,292)
Wheat Futures**	20	7-12-2024	565,078	603,250	38,172	0
Cocoa Futures**	7	7-16-2024	725,954	649,810	0	(76,144)
Short
LME Copper Futures**	(11)	5-13-2024	(2,342,735)	(2,723,526)	0	(380,791)
LME Lead Futures**	(7)	5-13-2024	(356,004)	(383,147)	0	(27,143)
LME Nickel Futures**	(4)	5-13-2024	(425,449)	(458,448)	0	(32,999)
LME Primary Aluminum Futures**	(13)	5-13-2024	(723,810)	(833,849)	0	(110,039)
LME Zinc Futures**	(9)	5-13-2024	(550,969)	(658,085)	0	(107,116)
Reformulated Gasoline Blendstock for Oxygen Blending Futures**	(6)	5-31-2024	(699,547)	(678,182)	21,365	0
Lean Hogs Futures**	(13)	6-14-2024	(528,078)	(532,870)	0	(4,792)
10-Year Australian Bond	(43)	6-17-2024	(3,235,098)	(3,134,582)	100,516	0
Australian Dollar Futures	(219)	6-17-2024	(14,282,229)	(14,217,480)	64,749	0
New Zealand Dollar Futures	(239)	6-17-2024	(14,438,485)	(14,095,025)	343,460	0
Swedish Krona Futures	(77)	6-17-2024	(14,462,156)	(14,024,780)	437,376	0
Swiss Franc Futures	(68)	6-17-2024	(9,771,476)	(9,297,300)	474,176	0
10-Year U.S. Treasury Notes	(34)	6-18-2024	(3,738,971)	(3,652,875)	86,096	0
Canadian Dollar Futures	(98)	6-18-2024	(7,120,887)	(7,127,050)	0	(6,163)
Ultra Long Term U.S. Treasury Bond	(73)	6-18-2024	(9,193,597)	(8,728,063)	465,534	0
10-Year Canadian Bond	(34)	6-19-2024	(2,958,395)	(2,889,376)	69,019	0
E-Mini Russell 2000 Index	(61)	6-21-2024	(5,969,230)	(6,056,080)	0	(86,850)
Euro STOXX 50 Index	(139)	6-21-2024	(7,363,987)	(7,264,253)	99,734	0
MSCI Emerging Markets Index	(233)	6-21-2024	(12,191,071)	(12,139,300)	51,771	0
U.S. Real Estate Futures	(546)	6-21-2024	(19,044,538)	(17,362,800)	1,681,738	0
Gold 100 Troy Ounces Futures**	(5)	6-26-2024	(1,092,883)	(1,151,450)	0	(58,567)
Live Cattle Futures**	(20)	6-28-2024	(1,472,080)	(1,399,800)	72,280	0
Number 11 World Sugar Futures**	(1)	6-28-2024	(21,546)	(21,739)	0	(193)
Number 2 Cotton Futures**	(7)	7-9-2024	(295,831)	(274,505)	21,326	0
C Coffee Futures**	(4)	7-19-2024	(323,323)	(324,975)	0	(1,652)
Silver Futures**	(4)	7-29-2024	(574,586)	(533,080)	41,506	0
					$4,691,711	$(7,523,258)

**	Represents an investment held in Real Return Special Investments (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.
40 | Allspring Real Return Portfolio

Consolidated statement of assets and liabilities—April 30, 2024
Consolidated financial statements
Consolidated statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $110,177,411)	$110,499,706
Investments in affiliated securities, at value (cost $107,853,407)	107,853,407
Cash	139
Cash at broker segregated for futures contracts	20,575,700
Foreign currency, at value (cost $24,277)	24,361
Receivable for daily variation margin on open futures contracts	1,797,020
Receivable for dividends and interest	984,548
Unrealized gains on forward foreign currency contracts	141,834
Prepaid expenses and other assets	1,724
Total assets	241,878,439
Liabilities
Payable for daily variation margin on open futures contracts	2,968,015
Payable for investments purchased	101,354
Unrealized losses on forward foreign currency contracts	54,369
Advisory fee payable	53,728
Cash collateral due to broker for forward foreign currency contracts	10,000
Accrued expenses and other liabilities	376,354
Total liabilities	3,563,820
Total net assets	$238,314,619
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 41

Consolidated Statement of operations
Consolidated statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Interest	$5,885,203	$9,622,312
Income from affiliated securities	2,723,159	71,486
Dividends (net of foreign withholdings taxes of $9,061 and $10,736, respectively)	699,009	753,157
Total investment income	9,307,371	10,446,955
Expenses
Advisory fee	834,872	864,264
Custody and accounting fees	8,477	31,990
Professional fees	85,852	101,129
Interest holder report expenses	157	25,112
Trustees’ fees and expenses	21,510	27,209
Other fees and expenses	13,148	13,684
Total expenses	964,016	1,063,388
Less: Fee waivers and/or expense reimbursements	(150,016)	(220,731)
Net expenses	814,000	842,657
Net investment income	8,493,371	9,604,298
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Unaffiliated securities	(8,594,832)	219,406
Affiliated securities	0	(36)
Foreign currency and foreign currency translations	(2,776)	(727)
Forward foreign currency contracts	23,159	0
Futures contracts	858,040	311,107
Net realized gains (losses) on investments	(7,716,409)	529,750
Net change in unrealized gains (losses) on
Unaffiliated securities	7,440,225	(15,915,117)
Foreign currency and foreign currency translations	278	(287)
Forward foreign currency contracts	87,465	0
Futures contracts	(2,795,963)	(90,057)
Net change in unrealized gains (losses) on investments	4,732,005	(16,005,461)
Net realized and unrealized gains (losses) on investments	(2,984,404)	(15,475,711)
Net increase (decrease) in net assets resulting from operations	$5,508,967	$(5,871,413)
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these consolidated financial statements.
42 | Allspring Real Return Portfolio

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
	Year ended April 30, 2024[1]	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$8,493,371	$9,604,298	$12,910,301
Net realized gains (losses) on investments	(7,716,409)	529,750	2,843,667
Net change in unrealized gains (losses) on investments	4,732,005	(16,005,461)	(16,501,133)
Net increase (decrease) in net assets resulting from operations	5,508,967	(5,871,413)	(747,165)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	81,881,639	41,232,899	73,678,375
Withdrawals	(60,836,515)	(55,196,249)	(80,677,859)
Net increase (decrease) in net assets resulting from capital share transactions	21,045,124	(13,963,350)	(6,999,484)
Total increase (decrease) in net assets	26,554,091	(19,834,763)	(7,746,649)
Net assets
Beginning of period	211,760,528	231,595,291	239,341,940
End of period	$238,314,619	$211,760,528	$231,595,291
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 43

Consolidated financial highlights

	Year ended April 30 2024[1]	Year ended May 31
		2023	2022	2021	2020	2019
Total return[2]	2.30%	(2.73)%	(0.14)%	9.58%	5.92%	2.99%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.49%	0.48%	0.47%	0.45%	0.45%
Net expenses[3]	0.39%	0.39%	0.39%	0.39%	0.39%	0.40%
Net investment income	4.07%	4.45%	5.54%	2.57%	2.16%	2.29%
Supplemental Data
Portfolio turnover rate	49%	22%	31%	20%	24%	39%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns for periods of less than one year are not annualized.
[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these consolidated financial statements.
44 | Allspring Real Return Portfolio

Notes to consolidated financial statements
Notes to consolidated financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
During the period, the Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
INVESTMENT IN SUBSIDIARY
The Portfolio invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Allspring Real Return Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on June 27, 2023 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of April 30, 2024, the Subsidiary had $31,134,780 of investments in affiliates and cash at broker segregated for futures contacts representing 100.54% of its net assets. As of April 30, 2024, the Portfolio held $30,968,972 in the Subsidiary, representing 14.93% of the Portfolio net assets prior to consolidation.
The consolidated financial statements of the Portfolio include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Portfolio and the Subsidiary and the consolidated financial statements include the accounts of the Portfolio and the Subsidiary. Accordingly, all interfund balances and transactions between the Portfolio and the Subsidiary have been eliminated in consolidation.
3.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2024, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a
Allspring Real Return Portfolio | 45

Notes to consolidated financial statements
Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Loans
The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodity prices, foreign exchange rates and is subject to interest rate risk, equity price risk, commodity price risk, foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and
46 | Allspring Real Return Portfolio

Notes to consolidated financial statements
consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $220,451,242 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$6,258,092
Gross unrealized losses	(6,664,553)
Net unrealized losses	$(406,461)
Allspring Real Return Portfolio | 47

Notes to consolidated financial statements
4.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$1,625,052	$0	$0	$1,625,052
Consumer discretionary	2,335,904	0	0	2,335,904
Consumer staples	711,719	0	0	711,719
Energy	4,433,340	0	0	4,433,340
Financials	2,989,897	0	0	2,989,897
Health care	1,810,627	0	0	1,810,627
Industrials	4,109,581	0	0	4,109,581
Information technology	5,310,587	0	0	5,310,587
Materials	4,645,743	155,075	0	4,800,818
Real estate	13,265,556	0	0	13,265,556
Corporate bonds and notes	0	18,385,361	0	18,385,361
Loans	0	703,714	0	703,714
U.S. Treasury securities	47,049,899	0	0	47,049,899
Yankee corporate bonds and notes	0	2,967,651	0	2,967,651
Short-term investments
Investment companies	107,853,407	0	0	107,853,407
	196,141,312	22,211,801	0	218,353,113
Forward foreign currency contracts	0	141,834	0	141,834
Futures contracts	4,691,711	0	0	4,691,711
Total assets	$200,833,023	$22,353,635	$0	$223,186,658
Liabilities
Forward foreign currency contracts	$0	$54,369	$0	$54,369
Futures contracts	7,523,258	0	0	7,523,258
Total liabilities	$7,523,258	$54,369	$0	$7,577,627
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
At April 30, 2024, the Portfolio did not have any transfers into/out of Level 3.
48 | Allspring Real Return Portfolio

Notes to consolidated financial statements
5.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the eleven months ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring UK”), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Portfolio. Effective December 1, 2023 Allspring UK became a subadviser of the Portfolio. Allspring Investments receives a subadvisory fee at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase. Allspring UK receives a subadvisory fee for portfolio management services on the assets it co-manages with Allspring Investments at an annual rate starting at 0.10% and declining to 0.60%.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Pursuant to these procedures, the Portfolio did not have any interfund transactions during the eleven months ended April 30, 2024.
6.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the eleven months ended April 30, 2024, and year ended May 31, 2023 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Year ended April 30, 2024	$21,152,846	$55,965,677	$116,544,465	$55,048,007
Year ended May 31, 2023	28,075,861	18,535,675	28,686,438	23,052,071
7.
DERIVATIVE TRANSACTIONS
During the eleven months ended April 30, 2024,the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
Allspring Real Return Portfolio | 49

Notes to consolidated financial statements
The volume of the Portfolio’s derivative activity during the eleven months ended April 30, 2024 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$2,390,760
Average contract amounts to sell	3,749,859
Futures contracts
Average notional balance on long futures	$101,404,762
Average notional balance on short futures	33,903,748
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2024 by primary risk type on the Consolidated Statement of Assets and Liabilities was as follows for the Portfolio:
	Interest rate risk	Commodity risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$0	$141,834	$141,834
Futures contracts	721,165 *	561,794 *	2,088,991 *	1,319,761 *	4,691,711
	$721,165	$561,794	$2,088,991	$1,461,595	$4,833,545
Liability derivatives
Forward foreign currency contracts	$0	$0	$0	$54,369	$54,369
Futures contracts	3,081,237 *	844,499 *	3,361,511 *	236,011 *	7,523,258
	$3,081,237	$844,499	$3,361,511	$290,380	$7,577,627

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated  Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Consolidated  Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the eleven months ended April 30, 2024 was as follows:
	INTEREST RATE RISK	Commodity risk	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$23,159	$23,159
Futures contracts	(2,955,926)	(898,095)	4,410,685	301,376	858,040
	$(2,955,926)	$(898,095)	$4,410,685	$324,535	$881,199
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$87,465	$87,465
Futures contracts	(2,324,488)	(282,705)	(1,272,520)	1,083,750	(2,795,963)
	$(2,324,488)	$(282,705)	$(1,272,520)	$1,171,215	$(2,708,498)
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended May 31, 2023 was as follows:
	Interest rate risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$311,107	$311,107
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(90,057)	$(90,057)
For certain types of derivative transactions, the Portfolio  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets
50 | Allspring Real Return Portfolio

Notes to consolidated financial statements
and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley Inc.	$141,834	$(54,369)	$0	$87,465

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Morgan Stanley Inc.	$54,369	$(54,369)	$0	$0
8.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Portfolio under the agreement.
9.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
Allspring Real Return Portfolio | 51

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Real Return Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the consolidated portfolio of investments, as of April 30, 2024, the related consolidated statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the consolidated statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the consolidated financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
52 | Allspring Real Return Portfolio

Other information (unaudited)
Other information
Tax information
Pursuant to Section 854 of the Internal Revenue Code, $104,866 of income dividends paid during the fiscal year ended April 30, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended April 30, 2024, $1,949,563 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Real Return Fund | 53

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

54 | Allspring Real Return Fund

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Real Return Fund | 55

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

56 | Allspring Real Return Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-qgzrus9j 06-24
AR1753 04-24

Allspring Small Company Growth Fund
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Small Company Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Growth Fund for the 11-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Small Company Growth Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Small Company Growth Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Small Company Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Small Company Growth Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Peregrine Capital Management, LLC
Portfolio managers	William A. Grierson, CFA, Paul E. von Kuster, CFA, Allison Lewis, CFA†, Ryan H. Smith, CFA, Samuel D. Smith, CFA

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFSAX)	1-30-2004	6.55	5.69	7.50	13.05	6.95	8.13	1.35	1.28
Class C (WSMCX)	1-30-2004	11.17	6.16	7.50	12.17	6.16	7.50	2.10	2.03
Class R6 (WSCRX)[3]	10-31-2014	–	–	–	13.54	7.41	8.61	0.93	0.86
Administrator Class (NVSCX)	11-11-1994	–	–	–	13.16	7.06	8.27	1.28	1.19
Institutional Class (WSCGX)	3-31-2008	–	–	–	13.41	7.33	8.54	1.03	0.94
Russell 3000® Index[4]	–	–	–	–	22.30	12.43	11.81	–	–
Russell 2000® Growth Index[5]	–	–	–	–	12.39	5.04	7.60	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.86% for Class R6, 1.19% for Administrator Class and 0.94% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

†	Ms. Lewis became portfolio manager of the Fund on June 30, 2023.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Small Company Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index and Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund Highlights
•The Fund (Class A, excluding sales charges) returned 13.94%, outperforming the Russell 2000® Growth Index, which returned 12.37% for the 11-month period that ended April 30, 2024.
•Positive stock selection within industrials and financials was the largest contributor to Fund performance for the period.
•An underweight to energy and stock selection within consumer discretionary were the largest detractors from the Fund’s performance.
Economic volatility drove the markets.
Macroeconomic volatility was the theme driving markets for much of the period. As fears of a regional banking crisis subsided early on, markets moved upward, driven by strong economic data. These sentiments peaked late in the summer, giving way to renewed recession fears in the early fall, supported by a 30% surge in oil prices and a 20% increase in U.S. Treasury yields. Additionally, consumer spending headwinds related to student loan payments, lower savings, and rising credit card debt emerged, helping lead to a decline of 20% in the Russell 2000® Growth Index in October. Markets reversed yet again in November, as cooler-than-expected Consumer Price Index* data gave way to a dovish tone from the Federal Reserve (Fed). Markets maintained this momentum through the first quarter of 2024, but stubborn inflation, better-than-anticipated labor markets, and a more hawkish tone from Fed Chair Powell drove markets lower in April.

Ten largest holdings (%) as of April 30, 2024[1]
PTC, Inc.	1.73
ICON PLC	1.66
e.l.f. Beauty, Inc.	1.47
Element Solutions, Inc.	1.44
KBR, Inc.	1.43
ICF International, Inc.	1.43
Stifel Financial Corp.	1.40
Avantor, Inc.	1.40
FTI Consulting, Inc.	1.35
SS&C Technologies Holdings, Inc.	1.35

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Primary changes in portfolio
The Fund continued to consistently implement its long-term disciplined approach to investing in rapidly growing companies purchased at attractive valuations. Relative to the benchmark, the Fund increased exposure to the industrials and financials sectors. Within industrials, we added companies with exposure to key secular drivers, such as onshoring, infrastructure investment, and data center buildouts. We also increased exposure to financials, finding unique growth opportunities in insurance, where a favorable pricing environment continues to benefit these names. Conversely, the Fund reduced its weight to information technology (IT) and consumer discretionary. Our relative underweight in IT is largely a byproduct of the recent Global Industry Classification Standard (GICS) reclassification of fintech companies from technology to financials and professional services companies from technology to industrials. Despite these changes, the Fund remains overweight in high-growth areas of technology, such as software.

Sector allocation as of April 30, 2024[1]

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. Allocations are subject to change and may have changed since the date specified.

Top contributors included industrials and financials.
The top-performing sectors for the period were industrials and financials. Within industrials, strong stock selection within electrical equipment, professional services, building products, and trading companies drove positive relative returns. Exposure to companies with key secular demand drivers, such as onshoring and domestic infrastructure investment, in addition to improving cyclical end markets such as new housing construction and manufacturing, provided strong relative returns. This led the Fund’s investments in Boise Cascade, AZEK, ASGN, Advanced Drainage Systems, and Masonite International* to be top contributors. Within financials, strong stock selection in insurance and capital markets drove relative outperformance versus the benchmark. Insurance companies including Skyward Specialty, BRP, Palomar Holdings, and Ryan Specialty gained from favorable premium growth, continued profit margin expansion, improving free cash flows, and disciplined balance sheets. Companies within capital markets, such as Evercore and Stifel Financial, benefited from an increase in merger and acquisition (M&A) activity and improving margins in an elevated interest rate environment.
*
The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

8 | Allspring Small Company Growth Fund

Performance highlights (unaudited)
Largest detractors were in energy and consumer discretionary.
The largest detractors included energy and consumer discretionary. Within energy, the Fund’s underweight position caused most of its underperformance versus the benchmark. Despite the acquisition of ChampionX within the equipment and services industry, an underweight to higher-beta (more volatile) names in the group led to lower returns. A similar dynamic affected oil, gas, and consumable fuels industry performance, where higher-beta names benefited from a surge in oil prices and an uptick in M&A activity. Within consumer discretionary, adverse stock selection within specialty retail and hotels, restaurants, and leisure weighed on relative returns. The pullback in consumer spending and profit margin headwinds associated with inventory loss, primarily due to theft and supply chain costs, drove returns lower for certain portfolio companies, including Five Below and Monro. Adverse stock selection within hotels, restaurants, and leisure also drove sector performance lower—primarily the Fund’s exposure to International Game Technology, which faced headwinds tied to the pending divesture of its gaming business.
Outlook:  There is potential for a change in market leadership to small caps.
There has been significant debate within the markets on the timing and magnitude of eventual Fed interest rate cuts. The near-singular focus on this issue by market participants has created new information gaps, providing attractive entry points within small-cap growth. These opportunities have been enhanced by the fact that small-cap companies are trading at an unusually large historic discount to large caps. Should the trajectory of rate cuts fail to meet market expectations, this could be a near-term headwind for small caps, though we expect it could be short lived. On a relative basis, large caps have dominated markets for the second-longest stretch on record. Historically, when this leadership has changed, the average outperformance for small caps over large caps has been meaningful and averages nearly double-digit annualized excess returns over the subsequent five-year time frame. Encouragingly, the Fund has performed well through many different market environments, including recent outperformance over its benchmark in each calendar year since 2020. Our disciplined approach to valuation and positioning in high-growth companies give us confidence as we seek to deliver strong relative returns in most market environments.
*	This security was no longer held at the end of the reporting period.

Allspring Small Company Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,210.78	$6.98	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.37	1.27%
Class C
Actual	$1,000.00	$1,206.03	$11.13	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.17	2.03%
Class R6
Actual	$1,000.00	$1,213.17	$4.73	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32	0.86%
Administrator Class
Actual	$1,000.00	$1,211.46	$6.54	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$5.97	1.19%
Institutional Class
Actual	$1,000.00	$1,212.58	$5.17	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72	0.94%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

10 | Allspring Small Company Growth Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Value
Investment companies: 99.96%
Affiliated master portfolio: 99.96%
Allspring Small Company Growth Portfolio		$515,021,748
Total investment companies (Cost $377,372,672)		515,021,748
Total investments in securities (Cost $377,372,672)	99.96%	515,021,748
Other assets and liabilities, net	0.04	225,420
Total net assets	100.00%	$515,247,168
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Growth Portfolio	97.57%	96.91%	$56,352,735	$18,577,530	$2,195,448	$414	$805,615	$515,021,748
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 11

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $377,372,672)	$515,021,748
Receivable for Fund shares sold	767,462
Receivable from manager	22,206
Prepaid expenses and other assets	92,342
Total assets	515,903,758
Liabilities
Payable for Fund shares redeemed	547,053
Administration fees payable	47,679
Distribution fee payable	669
Accrued expenses and other liabilities	61,189
Total liabilities	656,590
Total net assets	$515,247,168
Net assets consist of
Paid-in capital	$343,811,573
Total distributable earnings	171,435,595
Total net assets	$515,247,168
Computation of net asset value and offering price per share
Net assets–Class A	$47,404,605
Shares outstanding–Class A1	1,590,220
Net asset value per share–Class A	$29.81
Maximum offering price per share – Class A2	$31.63
Net assets–Class C	$1,052,061
Shares outstanding–Class C1	55,445
Net asset value per share–Class C	$18.97
Net assets–Class R6	$135,323,080
Shares outstanding–Class R6[1]	3,704,818
Net asset value per share–Class R6	$36.53
Net assets–Administrator Class	$41,454,143
Shares outstanding–Administrator Class[1]	1,245,781
Net asset value per share–Administrator Class	$33.28
Net assets–Institutional Class	$290,013,279
Shares outstanding–Institutional Class[1]	8,032,700
Net asset value per share–Institutional Class	$36.10
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Small Company Growth Fund

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $7,584 and $6,617, respectively)	$2,195,448	$2,933,185
Affiliated income allocated from affiliated Master Portfolio	805,615	707,998
Interest allocated from affiliated Master Portfolio	414	398
Expenses allocated from affiliated Master Portfolio	(4,567,158)	(5,827,191)
Waivers allocated from affiliated Master Portfolio	108	0
Total investment income	(1,565,573)	(2,185,610)
Expenses
Management fee	278,633	356,726
Administration fees
Class A	73,729	64,801
Class C	2,807	7,587
Class R6	45,180	66,248
Administrator Class	49,579	54,011
Institutional Class	429,508	541,590
Shareholder servicing fees
Class A	91,854	77,145
Class C	3,458	8,958
Administrator Class	95,320	103,719
Distribution fee
Class C	10,239	26,648
Custody and accounting fees	596	24,275
Professional fees	53,122	42,482
Registration fees	36,927	40,234
Shareholder report expenses	35,759	65,109
Trustees’ fees and expenses	21,682	21,093
Other fees and expenses	6,519	8,608
Total expenses	1,234,912	1,509,234
Less: Fee waivers and/or expense reimbursements
Fund-level	(385,858)	(356,704)
Class A	(1,493)	(4,859)
Class R6	0	(33,037)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 13

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Administrator Class	(7,536)	(14,446)
Institutional Class	(55,428)	(146,183)
Net expenses	784,597	954,005
Net investment loss	(2,350,170)	(3,139,615)
Realized and unrealized gains (losses) on investments
Net realized gains on investments allocated from affiliated Master Portfolio	56,352,735	29,634,010
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	18,577,530	(31,050,649)
Net realized and unrealized gains (losses) on investments	74,930,265	(1,416,639)
Net increase (decrease) in net assets resulting from operations	$72,580,095	$(4,556,254)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Small Company Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment loss		$(2,350,170)		$(3,139,615)		$(5,624,754)
Net realized gains on investments		56,352,735		29,634,010		234,292,155
Net change in unrealized gains (losses) on investments		18,577,530		(31,050,649)		(380,610,924)
Net increase (decrease) in net assets resulting from operations		72,580,095		(4,556,254)		(151,943,523)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,703,387)		(2,956,608)		(25,935,297)
Class C		(117,461)		(524,720)		(5,561,323)
Class R6		(6,463,913)		(18,290,276)		(100,466,883)
Administrator Class		(2,267,303)		(3,736,177)		(21,521,432)
Institutional Class		(13,806,826)		(31,910,643)		(248,029,970)
Total distributions to shareholders		(25,358,890)		(57,418,424)		(401,514,905)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	842,346	24,265,972	226,653	6,618,593	600,158	33,843,292
Class C	9,840	189,937	8,202	151,573	89,397	4,393,866
Class R6	957,721	34,307,783	939,968	32,682,134	837,876	41,916,286
Administrator Class	99,121	3,258,303	179,672	5,855,715	132,770	6,666,051
Institutional Class	3,523,064	123,219,015	5,808,569	199,389,086	8,331,378	426,789,587
		185,241,010		244,697,101		513,609,082
Reinvestment of distributions
Class A	55,967	1,584,996	94,538	2,624,367	643,072	23,980,172
Class C	5,523	99,858	27,185	501,841	206,792	5,422,079
Class R6	169,253	5,864,620	535,212	17,897,479	2,119,772	93,248,751
Administrator Class	71,657	2,265,077	121,376	3,732,301	525,535	21,483,861
Institutional Class	239,889	8,218,581	460,271	15,239,567	3,043,545	132,759,448
		18,033,132		39,995,555		276,894,311
Payment for shares redeemed
Class A	(343,265)	(10,054,357)	(637,477)	(18,452,346)	(611,917)	(25,389,359)
Class C	(84,851)	(1,609,184)	(188,144)	(3,694,553)	(200,817)	(6,158,661)
Class R6	(3,933,361)	(140,189,062)	(1,131,878)	(39,699,243)	(2,783,941)	(175,259,458)
Administrator Class	(230,979)	(7,555,474)	(242,658)	(7,818,670)	(366,235)	(17,779,520)
Institutional Class	(8,090,744)	(277,115,411)	(7,571,990)	(262,535,497)	(9,833,729)	(544,346,151)
		(436,523,488)		(332,200,309)		(768,933,149)
Net increase (decrease) in net assets resulting from capital share transactions		(233,249,346)		(47,507,653)		21,570,244
Total decrease in net assets		(186,028,141)		(109,482,331)		(531,888,184)
Net assets
Beginning of period		701,275,309		810,757,640		1,342,645,824
End of period		$515,247,168		$701,275,309		$810,757,640
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 15

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$27.83	$30.93	$61.44	$46.62	$48.98	$56.66
Net investment loss	(0.19)[2]	(0.23)[2]	(0.47)[2]	(0.47)[2]	(0.34)[2]	(0.36)
Net realized and unrealized gains (losses) on investments	0.36	0.15	(5.55)	24.27	2.49	(3.22)
Total from investment operations	0.17	(0.08)	(6.02)	23.80	2.15	(3.58)
Distributions to shareholders from
Net realized gains	1.81	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$29.81	$27.83	$30.93	$61.44	$46.62	$48.98
Total return[3]	13.94%	(0.22)%	(16.59)%	53.84%	3.70%	(6.13)%
Ratios to average net assets (annualized)*
Gross expenses	1.35%	1.36%	1.34%	1.33%	1.32%	1.31%
Net expenses	1.28%	1.29%	1.29%	1.29%	1.32%	1.31%
Net investment loss	(0.72)%	(0.78)%	(1.04)%	(0.85)%	(0.69)%	(0.63)%
Supplemental data
Portfolio turnover rate[4]	40%	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$47,405	$28,813	$41,795	$44,249	$36,534	$64,182

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.82%
Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
16 | Allspring Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.45	$21.67	$50.65	$39.84	$42.75	$50.38
Net investment loss	(0.26)[2]	(0.32)[2]	(0.60)[2]	(0.75)[2]	(0.61)[2]	(0.66)[2]
Net realized and unrealized gains (losses) on investments	(1.03)	0.12	(3.89)	20.54	2.21	(2.87)
Total from investment operations	(1.29)	(0.20)	(4.49)	19.79	1.60	(3.53)
Distributions to shareholders from
Net realized gains	1.81	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$18.97	$18.45	$21.67	$50.65	$39.84	$42.75
Total return[3]	13.09%	(0.92)%	(17.25)%	52.86%	2.92%	(6.82)%
Ratios to average net assets (annualized)*
Gross expenses	2.08%	2.09%	2.08%	2.08%	2.07%	2.06%
Net expenses	2.03%	2.04%	2.04%	2.04%	2.07%	2.06%
Net investment loss	(1.49)%	(1.56)%	(1.71)%	(1.60)%	(1.44)%	(1.38)%
Supplemental data
Portfolio turnover rate[4]	40%	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$1,052	$2,305	$6,018	$9,235	$9,336	$13,968

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.82%
Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class R6		2023	2022	2021	2020	2019
Net asset value, beginning of period	$33.60	$36.55	$67.95	$50.64	$52.65	$60.31
Net investment loss	(0.10)[2]	(0.12)[2]	(0.26)[2]	(0.17)	(0.14)[2]	(0.12)
Net realized and unrealized gains (losses) on investments	1.22	0.19	(6.65)	26.46	2.64	(3.44)
Total from investment operations	1.12	0.07	(6.91)	26.29	2.50	(3.56)
Distributions to shareholders from
Net realized gains	1.81	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$36.53	$33.60	$36.55	$67.95	$50.64	$52.65
Total return[3]	14.38%	0.24%	(16.24)%	54.53%	4.12%	(5.73)%
Ratios to average net assets (annualized)*
Gross expenses	0.93%	0.92%	0.91%	0.90%	0.90%	0.88%
Net expenses	0.86%	0.86%	0.86%	0.86%	0.89%	0.88%
Net investment loss	(0.31)%	(0.35)%	(0.48)%	(0.41)%	(0.27)%	(0.20)%
Supplemental data
Portfolio turnover rate[4]	40%	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$135,323	$218,785	$225,464	$407,311	$462,050	$564,516

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.82%
Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Administrator Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.85	$33.92	$64.98	$48.87	$51.10	$58.85
Net investment loss	(0.19)[2]	(0.22)[2]	(0.47)[2]	(0.44)[2]	(0.29)[2]	(0.29)[2]
Net realized and unrealized gains (losses) on investments	0.81	0.17	(6.10)	25.53	2.57	(3.36)
Total from investment operations	0.62	(0.05)	(6.57)	25.09	2.28	(3.65)
Distributions to shareholders from
Net realized gains	1.81	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$33.28	$30.85	$33.92	$64.98	$48.87	$51.10
Total return[3]	14.04%	(0.11)%	(16.52)%	54.02%	3.80%	(6.02)%
Ratios to average net assets (annualized)*
Gross expenses	1.28%	1.27%	1.26%	1.25%	1.24%	1.23%
Net expenses	1.19%	1.19%	1.19%	1.19%	1.20%	1.20%
Net investment loss	(0.64)%	(0.68)%	(0.93)%	(0.74)%	(0.57)%	(0.51)%
Supplemental data
Portfolio turnover rate[4]	40%	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$41,454	$40,293	$42,317	$62,092	$55,917	$87,850

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.82%
Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$33.26	$36.24	$67.62	$50.47	$52.51	$60.20
Net investment loss	(0.13)[2]	(0.15)[2]	(0.27)[2]	(0.29)	(0.17)[2]	(0.15)
Net realized and unrealized gains (losses) on investments	1.16	0.19	(6.62)	26.42	2.64	(3.44)
Total from investment operations	1.03	0.04	(6.89)	26.13	2.47	(3.59)
Distributions to shareholders from
Net realized gains	1.81	(3.02)	(24.49)	(8.98)	(4.51)	(4.10)
Net asset value, end of period	$36.10	$33.26	$36.24	$67.62	$50.47	$52.51
Total return[3]	14.26%	0.16%	(16.31)%	54.39%	4.07%	(5.77)%
Ratios to average net assets (annualized)*
Gross expenses	1.03%	1.03%	1.01%	1.00%	1.00%	0.98%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.95%	0.95%
Net investment loss	(0.41)%	(0.43)%	(0.51)%	(0.49)%	(0.32)%	(0.26)%
Supplemental data
Portfolio turnover rate[4]	40%	37%	61%	44%	41%	54%
Net assets, end of period (000s omitted)	$290,013	$411,080	$495,163	$819,760	$793,581	$1,047,883

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.82%
Year ended May 31, 2023	0.82%
Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Small Company Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2024, the Fund owned 96.91% of Allspring Small Company Growth Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the eleven months ended April 30, 2024 are included in this report and should be read in conjunction with the Fund’s financial statements.
During the period, the Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Small Company Growth Fund | 21

Notes to financial statements
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $388,079,274 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$126,941,831
Gross unrealized losses	(0)
Net unrealized gains	$126,941,831
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At April 30, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(2,480,322)	$2,480,322
As of April 30, 2024, the  Fund had a qualified late-year ordinary loss of $820,345 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At April 30, 2024, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Growth Portfolio	Seek long-term capital appreciation	$515,021,748
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.  Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations.  As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the eleven months ended April 30, 2024, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
22 | Allspring Small Company Growth Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.28%
Class C	2.03
Class R6	0.86
Administrator Class	1.19
Institutional Class	0.94
Prior to June 30, 2023, the Fund’s expenses were capped at 1.29% for Class A shares and 2.04% for Class C shares .
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received $1,004 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the eleven months ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio.  Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $236,702,273 and $477,506,367, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $259,301,554 and $348,989,594, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption
Allspring Small Company Growth Fund | 23

Notes to financial statements
requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the eleven months ended April 30, 2024, and years ended May 31, 2023 and 2022 were as follows:
		Year ended May 31
	Year ended April 30, 2024	2023	2022
Ordinary income	$0	$0	$41,089,472
Long-term capital gain	25,358,890	57,418,424	360,425,433
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$45,314,109	$126,941,831	$(820,345)
8.
CONCENTRATION  RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sectors, the Fund may in turn be more affected by changes in that sectors than a fund whose investments are not heavily weighted in any sectors. As of the end of the period, the Master Portfolio concentrated its portfolio in investments related to the industrials sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
24 | Allspring Small Company Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2024, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Small Company Growth Fund | 25

Portfolio of investments—April 30, 2024
Portfolio of investments

	Shares	Value
Common stocks: 97.87%
Communication services: 0.48%
Entertainment: 0.48%
Lions Gate Entertainment Corp. Class B†	267,861	$2,525,929
Consumer discretionary: 9.22%
Automobile components: 1.67%
Modine Manufacturing Co.†	46,568	4,313,594
Patrick Industries, Inc.	43,749	4,571,333
		8,884,927
Broadline retail: 0.82%
Ollie’s Bargain Outlet Holdings, Inc.†	59,569	4,356,877
Hotels, restaurants & leisure: 2.04%
Bowlero Corp. Class A	128,767	1,513,012
International Game Technology PLC	279,990	5,527,003
Papa John’s International, Inc.	61,125	3,770,801
		10,810,816
Household durables: 0.78%
Skyline Champion Corp.†	55,456	4,158,645
Specialty retail: 3.23%
Academy Sports & Outdoors, Inc.	77,028	4,490,732
Boot Barn Holdings, Inc.†	38,492	4,098,243
Burlington Stores, Inc.†	17,614	3,169,463
Five Below, Inc.†	28,834	4,219,568
Monro, Inc.	44,207	1,204,641
		17,182,647
Textiles, apparel & luxury goods: 0.68%
On Holding AG Class A†	112,912	3,584,956
Consumer staples: 4.50%
Consumer staples distribution & retail : 1.21%
Performance Food Group Co.†	94,474	6,412,895
Food products: 1.38%
Lamb Weston Holdings, Inc.	58,371	4,864,639
SunOpta, Inc.†	380,413	2,491,705
		7,356,344
Personal care products: 1.91%
e.l.f. Beauty, Inc.†	48,234	7,839,472
Oddity Tech Ltd. Class A†	71,135	2,314,733
		10,154,205
Energy: 1.28%
Energy equipment & services: 0.79%
ChampionX Corp.	124,788	4,189,133
The accompanying notes are an integral part of these financial statements.
26 | Allspring Small Company Growth Portfolio

Portfolio of investments—April 30, 2024

	Shares	Value
Oil, gas & consumable fuels: 0.49%
APA Corp.	83,044	$2,610,904
Financials: 11.41%
Banks: 0.98%
Triumph Financial, Inc.†	74,019	5,207,977
Capital markets: 2.95%
Evercore, Inc. Class A	29,349	5,326,844
Stifel Financial Corp.	93,208	7,449,183
Virtu Financial, Inc. Class A	133,438	2,895,605
		15,671,632
Financial services: 3.23%
Essent Group Ltd.	97,442	5,161,502
Flywire Corp.†	190,068	3,896,394
Shift4 Payments, Inc. Class A†	59,037	3,415,881
WEX, Inc.†	22,211	4,692,296
		17,166,073
Insurance: 4.25%
BRP Group, Inc. Class A†	259,786	6,920,699
Palomar Holdings, Inc.†	58,961	4,638,462
Ryan Specialty Holdings, Inc.	118,917	5,867,365
Skyward Specialty Insurance Group, Inc.†	148,356	5,180,591
		22,607,117
Health care: 20.75%
Biotechnology: 8.07%
ADMA Biologics, Inc.†	408,771	2,665,187
Amicus Therapeutics, Inc.†	348,298	3,479,497
Apellis Pharmaceuticals, Inc.†	44,227	1,954,391
Blueprint Medicines Corp.†	44,441	4,059,241
Cytokinetics, Inc.†	60,389	3,703,053
Dynavax Technologies Corp.†	250,434	2,847,435
Insmed, Inc.†	138,065	3,412,967
Ionis Pharmaceuticals, Inc.†	56,360	2,325,414
Kiniksa Pharmaceuticals Ltd. Class A†	112,230	2,100,946
Myriad Genetics, Inc.†	143,160	2,801,641
Neurocrine Biosciences, Inc.†	31,730	4,364,144
Sarepta Therapeutics, Inc.†	16,466	2,085,584
SpringWorks Therapeutics, Inc.†	58,007	2,708,347
Syndax Pharmaceuticals, Inc.†	92,972	1,964,498
Ultragenyx Pharmaceutical, Inc.†	56,662	2,410,401
		42,882,746
Health care equipment & supplies: 4.67%
CONMED Corp.	44,604	3,032,180
Glaukos Corp.†	41,897	4,022,112
Haemonetics Corp.†	56,455	5,191,037
Inari Medical, Inc.†	84,443	3,153,102
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 27

Portfolio of investments—April 30, 2024

	Shares	Value
Health care equipment & supplies(continued)
iRhythm Technologies, Inc.†	30,420	$3,333,424
Neogen Corp.†	268,864	3,315,093
TransMedics Group, Inc.†	29,235	2,751,890
		24,798,838
Health care providers & services: 2.10%
HealthEquity, Inc.†	52,259	4,123,758
Privia Health Group, Inc.†	135,269	2,488,949
U.S. Physical Therapy, Inc.	45,078	4,575,868
		11,188,575
Health care technology: 1.37%
Evolent Health, Inc. Class A†	143,289	3,974,837
Phreesia, Inc.†	158,993	3,297,514
		7,272,351
Life sciences tools & services: 3.97%
Avantor, Inc.†	306,472	7,425,817
Azenta, Inc.†	45,674	2,396,058
BioLife Solutions, Inc.†	139,480	2,446,479
ICON PLC†	29,682	8,841,674
		21,110,028
Pharmaceuticals: 0.57%
Axsome Therapeutics, Inc.†	41,059	3,028,512
Industrials: 25.02%
Aerospace & defense: 1.25%
AAR Corp.†	48,397	3,346,169
Kratos Defense & Security Solutions, Inc.†	184,658	3,290,605
		6,636,774
Air freight & logistics: 0.57%
GXO Logistics, Inc.†	60,550	3,006,913
Building products: 2.52%
Advanced Drainage Systems, Inc.	33,640	5,281,480
AZEK Co., Inc.†	84,667	3,864,202
Zurn Elkay Water Solutions Corp.	136,124	4,257,959
		13,403,641
Commercial services & supplies: 1.85%
Montrose Environmental Group, Inc.†	105,827	4,595,008
Openlane, Inc.†	166,923	2,867,737
RB Global, Inc.	33,338	2,386,334
		9,849,079
The accompanying notes are an integral part of these financial statements.
28 | Allspring Small Company Growth Portfolio

Portfolio of investments—April 30, 2024

	Shares	Value
Construction & engineering: 2.07%
Dycom Industries, Inc.†	42,754	$5,986,415
MYR Group, Inc.†	30,240	5,027,400
		11,013,815
Electrical equipment: 1.57%
Atkore, Inc.	26,763	4,691,554
Generac Holdings, Inc.†	26,972	3,667,113
		8,358,667
Ground transportation: 1.09%
Knight-Swift Transportation Holdings, Inc.	73,113	3,380,014
Schneider National, Inc. Class B	117,145	2,422,559
		5,802,573
Machinery: 3.40%
Chart Industries, Inc.†	30,468	4,389,220
Flowserve Corp.	79,055	3,728,234
SPX Technologies, Inc.†	52,224	6,361,406
Wabash National Corp.	154,840	3,578,352
		18,057,212
Marine transportation: 0.79%
Kirby Corp.†	38,313	4,181,098
Professional services: 8.09%
ASGN, Inc.†	71,920	6,936,684
FTI Consulting, Inc.†	33,675	7,200,725
ICF International, Inc.	52,503	7,575,658
KBR, Inc.	117,335	7,619,735
SS&C Technologies Holdings, Inc.	116,298	7,197,683
Verra Mobility Corp.†	274,565	6,474,243
		43,004,728
Trading companies & distributors: 1.82%
Boise Cascade Co.	31,591	4,178,542
Core & Main, Inc. Class A†	96,867	5,470,079
		9,648,621
Information technology: 20.74%
Communications equipment: 1.43%
Ciena Corp.†	105,307	4,868,343
Lumentum Holdings, Inc.†	62,965	2,755,348
		7,623,691
Electronic equipment, instruments & components: 2.67%
Advanced Energy Industries, Inc.	40,491	3,880,657
Itron, Inc.†	42,782	3,941,078
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 29

Portfolio of investments—April 30, 2024

	Shares	Value
Electronic equipment, instruments & components(continued)
PAR Technology Corp.†	72,471	$3,064,074
Rogers Corp.†	27,720	3,301,175
		14,186,984
Semiconductors & semiconductor equipment: 2.65%
FormFactor, Inc.†	67,779	3,022,266
Onto Innovation, Inc.†	22,101	4,099,514
Synaptics, Inc.†	30,797	2,770,498
Teradyne, Inc.	36,220	4,213,110
		14,105,388
Software: 13.20%
BILL Holdings, Inc.†	38,203	2,382,339
Box, Inc. Class A†	231,924	6,034,663
Confluent, Inc. Class A†	141,454	3,977,687
CyberArk Software Ltd.†	23,913	5,721,185
DoubleVerify Holdings, Inc.†	90,791	2,660,176
HashiCorp, Inc. Class A†	133,742	4,341,265
Jamf Holding Corp.†	240,074	4,674,241
JFrog Ltd.†	130,314	5,196,922
LiveRamp Holdings, Inc.†	106,677	3,425,398
Nutanix, Inc. Class A†	80,733	4,900,493
PagerDuty, Inc.†	164,049	3,274,418
PowerSchool Holdings, Inc. Class A†	185,394	3,211,024
PTC, Inc.†	51,709	9,175,245
Sprout Social, Inc. Class A†	73,668	3,716,551
Varonis Systems, Inc.†	108,357	4,740,619
Zuora, Inc. Class A†	275,188	2,713,354
		70,145,580
Technology hardware, storage & peripherals: 0.79%
Pure Storage, Inc. Class A†	82,755	4,170,852
Materials: 3.03%
Chemicals: 2.27%
Element Solutions, Inc.	330,080	7,634,751
Orion SA	187,329	4,432,204
		12,066,955
Metals & mining: 0.76%
Steel Dynamics, Inc.	30,862	4,015,763
Real estate: 1.44%
Hotel & resort REITs: 0.79%
Ryman Hospitality Properties, Inc.	39,766	4,194,518
Real estate management & development: 0.65%
DigitalBridge Group, Inc.	210,311	3,457,513
Total common stocks (Cost $329,552,985)		520,092,492
The accompanying notes are an integral part of these financial statements.
30 | Allspring Small Company Growth Portfolio

Portfolio of investments—April 30, 2024

		Yield	Shares	Value
Short-term investments: 2.19%
Investment companies: 2.19%
Allspring Government Money Market Fund Select Class♠∞		5.23%	11,643,722	$11,643,722
Total short-term investments (Cost $11,643,722)				11,643,722
Total investments in securities (Cost $341,196,707)	100.06%			531,736,214
Other assets and liabilities, net	(0.06)			(315,145)
Total net assets	100.00%			$531,421,069

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$22,796,664	$148,805,761	$(159,958,703)	$0	$0	$11,643,722	11,643,722	$828,730
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 31

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $329,552,985)	$520,092,492
Investments in affiliated securities, at value (cost $11,643,722)	11,643,722
Receivable for dividends	69,935
Prepaid expenses and other assets	4,117
Total assets	531,810,266
Liabilities
Advisory fee payable	355,785
Accrued expenses and other liabilities	33,412
Total liabilities	389,197
Total net assets	$531,421,069
The accompanying notes are an integral part of these financial statements.
32 | Allspring Small Company Growth Portfolio

Statement of operations—year ended April 30, 2024
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends (net of foreign withholdings taxes of $7,814 and $6,787, respectively)	$2,260,309	$3,008,361
Income from affiliated securities	828,730	726,054
Interest	424	408
Total investment income	3,089,463	3,734,823
Expenses
Advisory fee	4,554,403	5,792,866
Custody and accounting fees	5,645	45,908
Professional fees	58,832	61,872
Interest holder report expenses	2,341	16,477
Trustees’ fees and expenses	21,511	22,389
Other fees and expenses	54,871	38,269
Total expenses	4,697,603	5,977,781
Less: Fee waivers and/or expense reimbursements	(112)	0
Net expenses	4,697,491	5,977,781
Net investment loss	(1,608,028)	(2,242,958)
Realized and unrealized gains (losses) on investments
Unaffiliated securities	57,215,365	29,813,537
Affiliated securities	0	561
Net realized gains on investments	57,215,365	29,814,098
Net change in unrealized gains (losses) on investments	20,269,586	(30,986,997)
Net realized and unrealized gains (losses) on investments	77,484,951	(1,172,899)
Net increase (decrease) in net assets resulting from operations	$75,876,923	$(3,415,857)
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 33

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment loss	$(1,608,028)	$(2,242,958)	$(4,263,313)
Net realized gains on investments	57,215,365	29,814,098	238,329,906
Net change in unrealized gains (losses) on investments	20,269,586	(30,986,997)	(388,267,734)
Net increase (decrease) in net assets resulting from operations	75,876,923	(3,415,857)	(154,201,141)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	70,264,222	99,599,958	222,703,095
Withdrawals	(332,276,622)	(207,887,653)	(617,532,776)
Net decrease in net assets resulting from capital share transactions	(262,012,400)	(108,287,695)	(394,829,681)
Total decrease in net assets	(186,135,477)	(111,703,552)	(549,030,822)
Net assets
Beginning of period	717,556,546	829,260,098	1,378,290,920
End of period	$531,421,069	$717,556,546	$829,260,098
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
34 | Allspring Small Company Growth Portfolio

Financial highlights
Financial highlights

	Year ended April 30 2024[1]	Year ended May 31
		2023	2022	2021	2020	2019
Total return[2]	14.36%	0.24%	(16.28)%	54.64%	4.08%	(5.64)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.81%	0.79%	0.78%	0.78%
Net expenses[3]	0.82%	0.82%	0.81%	0.79%	0.78%	0.78%
Net investment loss	(0.28)%	(0.31)%	(0.42)%	(0.34)%	(0.16)%	(0.09)%
Supplemental Data
Portfolio turnover rate	40%	37%	61%	44%	41%	54%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns for periods of less than one year are not annualized.
[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Growth Portfolio | 35

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
During the period, the Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
36 | Allspring Small Company Growth Portfolio

Notes to financial statements
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $359,124,352 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$211,956,719
Gross unrealized losses	(39,344,857)
Net unrealized gains	$172,611,862
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$2,525,929	$0	$0	$2,525,929
Consumer discretionary	48,978,868	0	0	48,978,868
Consumer staples	23,923,444	0	0	23,923,444
Energy	6,800,037	0	0	6,800,037
Financials	60,652,799	0	0	60,652,799
Health care	110,281,050	0	0	110,281,050
Industrials	132,963,121	0	0	132,963,121
Information technology	110,232,495	0	0	110,232,495
Materials	16,082,718	0	0	16,082,718
Real estate	7,652,031	0	0	7,652,031
Short-term investments
Investment companies	11,643,722	0	0	11,643,722
Total assets	$531,736,214	$0	$0	$531,736,214
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At April 30, 2024, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the
Allspring Small Company Growth Portfolio | 37

Notes to financial statements
Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the eleven months ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Allspring Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.38% of the Portfolio’s average daily net assets.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the eleven months ended April 30, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $244,090,917 and $492,904,221, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $265,968,778 and $358,187,796, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Portfolio under the agreement.
7.
CONCENTRATION  RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
38 | Allspring Small Company Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Small Company Growth Portfolio | 39

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $25,358,890 was designated as a 20% rate gain distribution for the fiscal year ended
April 30, 2024.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40 | Allspring Small Company Growth Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Small Company Growth Fund | 41

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

42 | Allspring Small Company Growth Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Company Growth Fund | 43

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-jwf0ofwg 06-24
AR1848 04-24

Allspring Small Company Value Fund
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Small Company Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Value Fund for the 11-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Small Company Value Fund

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Small Company Value Fund | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Small Company Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Small Company Value Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*	Allspring Global Investments, LLC
Portfolio managers	Jeff Goverman, Gustaf Little, Garth R. Nisbet, CFA

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SCVAX)	1-31-2002	10.38	7.35	6.70	17.11	8.63	7.33	1.31	1.15
Class C (SCVFX)	8-30-2002	15.20	7.84	6.71	16.20	7.84	6.71	2.06	1.90
Class R6 (SCVJX)[3]	10-31-2016	–	–	–	17.57	9.06	7.75	0.89	0.75
Administrator Class (SCVIX)	1-31-2002	–	–	–	17.22	8.72	7.46	1.24	1.05
Institutional Class (SCVNX)	7-30-2010	–	–	–	17.45	8.94	7.68	0.99	0.85
Russell 3000® Index[4]	–	–	–	–	22.30	12.43	11.81	–	–
Russell 2000® Value Index[5]	–	–	–	–	14.03	5.96	6.45	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class and 0.85% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

*
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Small Company Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index and Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund Highlights
•The Fund (Class A, excluding sales charges) returned 20.84%, outperforming the Russell 2000® Value Index, which returned 16.32% for the 11-month period that ended April 30, 2024.
•The financials, industrials, and consumer discretionary sectors were the primary contributors to performance. Within the financials sector, favorable stock selection was driven by the Fund’s bank stocks. Engineering and construction companies drove the outperformance in the industrials sector and specialty retail stocks were the primary contributors in consumer discretionary.
•The energy, health care, and real estate sectors detracted from performance during the period. Within energy, weakness in the Fund’s oil and gas drilling stocks detracted from performance. Additionally, pharmaceutical stocks weighed on results in health care and weak performance among retail real estate investment trusts affected the real estate sector.
Market review
Over the 11 months that ended April 30, 2024, stock market participants remained focused on the Federal Reserve (Fed) and the future path of interest rates. The final months of 2023 saw positive returns in the equity markets as the long-awaited Fed “pivot” was thought to have arrived. That momentum carried into the first three months of 2024 as the S&P 500 Index* hit a series of all-time highs in anticipation of future rate cuts.
The Fed had begun raising rates from near zero in March 2022 at the fastest pace in 40 years to combat inflation that had increased to a four-decade high. Officials last increased rates in July 2023 and have been on hold ever since. More recently, the market has begun to worry that inflation will remain above the 2% target and keep the Fed on hold for longer. In recent earnings calls, a number of CEOs have conveyed the potential stubbornness in the final leg of getting inflation to the Fed’s target of 2%.

Ten largest holdings (%) as of April 30, 2024[1]
Piper Sandler Cos.	1.34
Stifel Financial Corp.	1.33
Jackson Financial, Inc. Class A	1.22
Ameris Bancorp	1.15
Civitas Resources, Inc.	1.15
OFG Bancorp	1.14
Synovus Financial Corp.	1.13
Wintrust Financial Corp.	1.12
SM Energy Co.	1.12
Atlantic Union Bankshares Corp.	1.12

[1]
Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

The financials, industrials, and consumer discretionary sectors were the primary contributors to relative performance.
The financials sector contributed to performance based on strong stock selection in the banking industry, led by Customers Bancorp, Inc. The stock rallied off the bottom of the 2023 banking crisis, driven by strong earnings, operating efficiency, and capital ratios.
Within the industrials sector, infrastructure-related stocks in the construction and engineering industry outperformed. Sterling Infrastructure, Inc., was the top-performing stock in this sector, as it benefited from the reshoring trend, data center construction, and e-commerce growth in the U.S.
The consumer discretionary sector contributed to performance on strong stock selection in the specialty retail industry, which was led by the shares of Williams-Sonoma, Inc. The company performed well on better-than-expected margins and comparable-store sales propelling the stock higher.

Sector allocation as of April 30, 2024[1]

[1]
Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

8 | Allspring Small Company Value Fund

Performance highlights (unaudited)
The energy, health care, and real estate sectors detracted from relative performance.
Stock selection within the energy sector detracted from performance on weakness in the shares of W&T Offshore, Inc.* The Houston, Texas–based oil and gas exploration and production company underperformed during the period due to weaker-than-expected profitability and production guidance.
The health care sector weighed on results because of underperformance in the pharmaceutical industry, which hurt the shares of Perrigo Co. PLC The company, which provides over-the-counter health and wellness products, lagged the industry’s return after reporting slower-than-expected organic growth and weaker 2024 earnings guidance.
Lastly, real estate detracted from performance largely due to Agree Realty Corp., which underperformed as the market priced in interest rates staying higher for longer and volatility in capitalization rates.
Outlook:  Conditions could favor small-cap stocks.
We continue to search for companies that possess our three core alpha drivers. Market volatility provides us with opportunities to add quality names at discounted prices. The prospect for our niche of small-cap value is enhanced as the economy continues to expand and growth remains abundant. This is the case as the long-anticipated recession continues to be pushed off, and a more robust economy offers the possibility of a soft landing. We also observe the long-term outperformance of growth versus value stocks, which is at a 20-year high, and therefore, on a relative basis, we believe it is a suitable time to invest in small-cap value stocks.
We continue to follow the principles that have guided us for 35 years. We seek good companies trading at attractive prices. The Essential Value Equity Team strategy does not seek to mirror or replicate a benchmark. Instead, we continue to seek fundamentally sound small-cap stocks demonstrating the three core alpha drivers we have sought over the years:  offering value while being a quality partner and representing a contrarian viewpoint to the market.
*
This security was no longer held at the end of the reporting period.

Allspring Small Company Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,191.85	$5.94	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.47	1.09%
Class C
Actual	$1,000.00	$1,187.01	$10.28	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.47	1.89%
Class R6
Actual	$1,000.00	$1,193.78	$4.09	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Administrator Class
Actual	$1,000.00	$1,192.00	$5.72	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27	1.05%
Institutional Class
Actual	$1,000.00	$1,193.51	$4.64	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10 | Allspring Small Company Value Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

		Value
Investment companies: 100.02%
Affiliated master portfolio: 100.02%
Allspring Small Company Value Portfolio		$659,268,503
Total investment companies (Cost $543,594,424)		659,268,503
Total investments in securities (Cost $543,594,424)	100.02%	659,268,503
Other assets and liabilities, net	(0.02)	(135,918)
Total net assets	100.00%	$659,132,585
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Value Portfolio	88.78%	92.00%	$28,604,686	$55,806,051	$9,223,171	$1,361	$239,464	$659,268,503
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 11

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $543,594,424)	$659,268,503
Receivable for Fund shares sold	344,681
Receivable from manager	64,233
Prepaid expenses and other assets	139,065
Total assets	659,816,482
Liabilities
Payable for Fund shares redeemed	350,950
Administration fees payable	92,108
Shareholder servicing fees payable	81,409
Professional fees payable	41,833
Distribution fee payable	886
Accrued expenses and other liabilities	116,711
Total liabilities	683,897
Total net assets	$659,132,585
Net assets consist of
Paid-in capital	$535,256,407
Total distributable earnings	123,876,178
Total net assets	$659,132,585
Computation of net asset value and offering price per share
Net assets–Class A	$365,526,424
Shares outstanding–Class A1	10,322,463
Net asset value per share–Class A	$35.41
Maximum offering price per share – Class A2	$37.57
Net assets–Class C	$1,398,509
Shares outstanding–Class C1	46,086
Net asset value per share–Class C	$30.35
Net assets–Class R6	$19,935,519
Shares outstanding–Class R6[1]	541,540
Net asset value per share–Class R6	$36.81
Net assets–Administrator Class	$19,037,228
Shares outstanding–Administrator Class[1]	523,549
Net asset value per share–Administrator Class	$36.36
Net assets–Institutional Class	$253,234,905
Shares outstanding–Institutional Class[1]	6,922,992
Net asset value per share–Institutional Class	$36.58
1 The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Small Company Value Fund

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $18,768 and $15,292, respectively)	$9,223,171	$9,127,734
Affiliated income allocated from affiliated Master Portfolio	239,464	485,764
Interest allocated from affiliated Master Portfolio	1,361	133
Interest	4	14
Expenses allocated from affiliated Master Portfolio	(3,866,623)	(4,192,386)
Waivers allocated from affiliated Master Portfolio	383,001	465,726
Total investment income	5,980,378	5,886,985
Expenses
Management fee	235,611	251,887
Administration fees
Class A	618,009	728,667
Class C	2,563	4,101
Class R6	5,110	3,652
Administrator Class	22,612	26,461
Institutional Class	166,126	159,002
Shareholder servicing fees
Class A	769,317	867,460
Class C	3,191	4,882
Administrator Class	43,367	50,692
Distribution fee
Class C	9,563	14,647
Custody and accounting fees	10,075	14,329
Professional fees	73,852	52,398
Registration fees	75,366	72,113
Shareholder report expenses	47,029	106,566
Trustees’ fees and expenses	25,053	21,093
Other fees and expenses	58,946	83,933
Total expenses	2,165,790	2,461,883
Less: Fee waivers and/or expense reimbursements
Fund-level	(616,687)	(705,463)
Class A	(161,100)	(118,237)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 13

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Class C	(257)	(525)
Administrator Class	(8,506)	(9,829)
Net expenses	1,379,240	1,627,829
Net investment income	4,601,138	4,259,156
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments allocated from affiliated Master Portfolio	28,604,686	(12,161,642)
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	55,806,051	(44,270,421)
Net realized and unrealized gains (losses) on investments	84,410,737	(56,432,063)
Net increase (decrease) in net assets resulting from operations	$89,011,875	$(52,172,907)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Small Company Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$4,601,138		$4,259,156		$1,997,250
Net realized gains (losses) on investments		28,604,686		(12,161,642)		55,806,887
Net change in unrealized gains (losses) on investments		55,806,051		(44,270,421)		(68,307,228)
Net increase (decrease) in net assets resulting from operations		89,011,875		(52,172,907)		(10,503,091)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,682,829)		(14,333,053)		(23,780,784)
Class C		0		(93,570)		(208,181)
Class R6		(215,043)		(506,589)		(352,499)
Administrator Class		(166,705)		(798,183)		(1,952,485)
Institutional Class		(1,194,588)		(5,228,302)		(4,608,431)
Total distributions to shareholders		(4,259,165)		(20,959,697)		(30,902,380)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	271,151	9,007,315	398,977	12,672,302	656,676	24,000,526
Class C	4,499	125,743	6,555	180,325	19,681	658,109
Class R6	240,548	8,243,846	357,751	11,911,540	189,729	7,081,211
Administrator Class	58,386	2,030,545	196,183	6,527,787	415,003	15,666,878
Institutional Class	4,339,134	158,877,502	1,630,016	54,246,836	2,016,490	74,654,109
		178,284,951		85,538,790		122,060,833
Reinvestment of distributions
Class A	73,847	2,629,686	437,444	14,076,915	658,773	23,358,988
Class C	0	0	3,383	93,570	6,753	208,181
Class R6	5,815	215,043	15,179	506,589	9,588	352,499
Administrator Class	4,346	158,922	23,252	768,015	52,212	1,898,392
Institutional Class	32,273	1,186,373	156,571	5,199,039	124,652	4,555,015
		4,190,024		20,644,128		30,373,075
Payment for shares redeemed
Class A	(1,255,276)	(42,111,164)	(1,488,263)	(47,166,763)	(1,505,117)	(54,479,971)
Class C	(11,281)	(318,682)	(34,738)	(926,078)	(53,609)	(1,691,679)
Class R6	(202,147)	(7,103,279)	(124,227)	(4,060,442)	(208,117)	(7,991,882)
Administrator Class	(133,374)	(4,583,578)	(311,874)	(10,266,220)	(651,213)	(24,288,201)
Institutional Class	(1,151,960)	(39,641,717)	(1,435,391)	(47,534,257)	(761,649)	(28,166,610)
		(93,758,420)		(109,953,760)		(116,618,343)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 15

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
	Shares		Shares		Shares
Net asset value of shares issued in acquisition
Class A	919,250	$32,721,972	0	$0	0	$0
Class C	1,195	36,509	0	0	0	0
Class R6	22,396	828,395	0	0	0	0
Administrator Class	9,163	334,948	0	0	0	0
Institutional Class	81,124	2,982,100	0	0	0	0
		36,903,924		0		0
Net increase (decrease) in net assets resulting from capital share transactions		125,620,479		(3,770,842)		35,815,565
Total increase (decrease) in net assets		210,373,189		(76,903,446)		(5,589,906)
Net assets
Beginning of period		448,759,396		525,662,842		531,252,748
End of period		$659,132,585		$448,759,396		$525,662,842
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Small Company Value Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$29.53	$34.30	$37.11	$20.91	$24.22	$28.60
Net investment income	0.27 [2]	0.24 [2]	0.12 [2]	0.09	0.18 [2]	0.09
Net realized and unrealized gains (losses) on investments	5.89	(3.66)	(0.71)	16.22	(3.35)	(4.31)
Total from investment operations	6.16	(3.42)	(0.59)	16.31	(3.17)	(4.22)
Distributions to shareholders from
Net investment income	(0.28)	0.00	(0.08)	(0.11)	(0.14)	(0.16)
Net realized gains	0.00	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(0.28)	(1.35)	(2.22)	(0.11)	(0.14)	(0.16)
Net asset value, end of period	$35.41	$29.53	$34.30	$37.11	$20.91	$24.22
Total return[3]	20.84%	(10.31)%	(1.77)%	77.80%	(13.25)%	(14.72)%
Ratios to average net assets (annualized)*
Gross expenses	1.30%	1.32%	1.32%	1.32%	1.32%	1.49%
Net expenses	1.12%	1.14%	1.14%	1.14%	1.13%	1.15%
Net investment income	0.89%	0.76%	0.33%	0.33%	0.74%	0.38%
Supplemental data
Portfolio turnover rate[4]	107%	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$365,526	$304,601	$376,072	$414,013	$262,574	$11,902

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 17

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$25.30	$29.79	$32.69	$18.43	$21.48	$25.38
Net investment income (loss)	0.03 [3]	0.00 [2,3]	(0.12)[3]	(0.07)[3]	0.01 [3]	(0.08)[3]
Net realized and unrealized gains (losses) on investments	5.02	(3.14)	(0.64)	14.33	(3.00)	(3.82)
Total from investment operations	5.05	(3.14)	(0.76)	14.26	(2.99)	(3.90)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)	0.00
Net realized gains	0.00	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	0.00	(1.35)	(2.14)	0.00	(0.06)	0.00
Net asset value, end of period	$30.35	$25.30	$29.79	$32.69	$18.43	$21.48
Total return[4]	19.92%	(10.94)%	(2.56)%	76.80%	(13.98)%	(15.37)%
Ratios to average net assets (annualized)*
Gross expenses	2.05%	2.07%	2.07%	2.06%	2.08%	2.22%
Net expenses	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income (loss)	0.11%	0.00%	(0.39)%	(0.29)%	0.02%	(0.35)%
Supplemental data
Portfolio turnover rate[5]	107%	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$1,399	$1,307	$2,278	$3,388	$4,431	$1,099

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Amount is less than $0.005.
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
18 | Allspring Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class R6		2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.68	$35.46	$38.33	$21.56	$24.92	$29.44
Net investment income	0.40 [2]	0.37 [2]	0.33	0.20	0.31	0.21 [2]
Net realized and unrealized gains (losses) on investments	6.12	(3.79)	(0.80)	16.78	(3.50)	(4.45)
Total from investment operations	6.52	(3.42)	(0.47)	16.98	(3.19)	(4.24)
Distributions to shareholders from
Net investment income	(0.39)	(0.01)	(0.26)	(0.21)	(0.17)	(0.28)
Net realized gains	0.00	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(0.39)	(1.36)	(2.40)	(0.21)	(0.17)	(0.28)
Net asset value, end of period	$36.81	$30.68	$35.46	$38.33	$21.56	$24.92
Total return[3]	21.25%	(9.95)%	(1.41)%	78.63%	(12.97)%	(14.38)%
Ratios to average net assets (annualized)*
Gross expenses	0.88%	0.89%	0.89%	0.89%	0.90%	1.09%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.27%	1.11%	0.71%	0.73%	1.22%	0.77%
Supplemental data
Portfolio turnover rate[4]	107%	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$19,936	$14,573	$8,021	$9,007	$6,491	$731

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Administrator Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.33	$35.15	$37.98	$21.40	$24.80	$29.23
Net investment income	0.30 [2]	0.28 [2]	0.17 [2]	0.10 [2]	0.21 [2]	0.14 [2]
Net realized and unrealized gains (losses) on investments	6.04	(3.75)	(0.75)	16.62	(3.43)	(4.43)
Total from investment operations	6.34	(3.47)	(0.58)	16.72	(3.22)	(4.29)
Distributions to shareholders from
Net investment income	(0.31)	0.00	(0.11)	(0.14)	(0.18)	(0.14)
Net realized gains	0.00	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(0.31)	(1.35)	(2.25)	(0.14)	(0.18)	(0.14)
Net asset value, end of period	$36.36	$30.33	$35.15	$37.98	$21.40	$24.80
Total return[3]	20.89%	(10.20)%	(1.71)%	77.91%	(13.18)%	(14.65)%
Ratios to average net assets (annualized)*
Gross expenses	1.23%	1.24%	1.24%	1.24%	1.32%	1.35%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.97%	0.86%	0.45%	0.35%	0.82%	0.49%
Supplemental data
Portfolio turnover rate[4]	107%	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$19,037	$17,743	$23,813	$32,721	$15,581	$13,905

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019
Net asset value, beginning of period	$30.51	$35.30	$38.13	$21.46	$24.86	$29.40
Net investment income	0.37 [2]	0.35 [2]	0.20 [2]	0.15 [2]	0.25	0.19 [2]
Net realized and unrealized gains (losses) on investments	6.08	(3.78)	(0.71)	16.70	(3.43)	(4.45)
Total from investment operations	6.45	(3.43)	(0.51)	16.85	(3.18)	(4.26)
Distributions to shareholders from
Net investment income	(0.38)	(0.01)	(0.18)	(0.18)	(0.22)	(0.28)
Net realized gains	0.00	(1.35)	(2.14)	0.00	0.00	0.00
Total distributions to shareholders	(0.38)	(1.36)	(2.32)	(0.18)	(0.22)	(0.28)
Net asset value, end of period	$36.58	$30.51	$35.30	$38.13	$21.46	$24.86
Total return[3]	21.15%	(10.03)%	(1.53)%	78.39%	(13.03)%	(14.46)%
Ratios to average net assets (annualized)*
Gross expenses	0.98%	0.99%	0.99%	0.99%	1.07%	1.14%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.15%	1.06%	0.54%	0.52%	1.04%	0.68%
Supplemental data
Portfolio turnover rate[4]	107%	87%	70%	62%	78%	168%
Net assets, end of period (000s omitted)	$253,235	$110,536	$115,479	$72,123	$33,600	$33,116

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 21

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2024, the Fund owned 92.00% of Allspring Small Company Value Portfolio.  The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the eleven months ended April 30, 2024 are included in this report and should be read in conjunction with the Fund’s financial statements.
During the period, the Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
22 | Allspring Small Company Value Fund

Notes to financial statements
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $555,322,746 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$103,945,757
Gross unrealized losses	(0)
Net unrealized gains	$103,945,757
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
At April 30, 2024, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation	$659,268,503
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the eleven months ended April 30, 2024, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Allspring Small Company Value Fund | 23

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2025 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.15%
Class C	1.90
Class R6	0.75
Administrator Class	1.05
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received $1,319 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the eleven months ended April 30, 2024.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio.  Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $627,118,378 and $553,983,352, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $432,601,513 and $448,907,364, respectively.
6.
ACQUISITION
After the close of business on February 23, 2024, the Fund acquired the net assets of Allspring Small Cap Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Allspring Small Cap Fund transferred all of its portfolio securities to Allspring Small Company Value Portfolio (a master portfolio in which it invested all of its assets) in exchange for interests in Allspring Small Company Value Portfolio. Immediately thereafter, Allspring Small Cap Fund transferred all of its equity interests in Allspring Small Company Value Portfolio to Allspring Small Cap Fund in exchange for shares of the Fund. Shareholders holding Class A, Class C, Class R6, Administrator Class and Institutional Class shares of Allspring Small Cap Fund received Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Allspring Small Cap Fund for 1,033,128 shares of the Fund valued at $36,903,924 at an exchange ratio of 0.67, 0.65, 0.70, 0.68 and 0.70 for Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Allspring Small Cap Fund with a fair value of $36,835,763, identified cost of $35,601,989 and unrealized gains (losses) of $1,233,774 at February 23, 2024 was (if portfolio and cash is stated) the principal assets acquired by the Fund. The aggregate net assets of Allspring Small Cap Fund and the Fund immediately prior to the acquisition were $36,903,924 and $500,966,436, respectively. The aggregate net assets of the Fund immediately after the acquisition were $537,870,360. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Allspring Small Cap Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
24 | Allspring Small Company Value Fund

Notes to financial statements
Assuming the acquisition had been completed June 1, 2023, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the eleven months ended April 30, 2024 would have been as follows:
	Net investment income	Net realized and unrealized gains (losses) on investments	Net increase (decrease) in net assets resulting from operations
Small Company Value	$4,495,325	$88,462,885	$92,958,210
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Allspring Small Cap Fund that have been included in the Fund’s Statement of Operations since February 24, 2024.
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the eleven months ended April 30, 2024 and years ended May 31, 2023 and 2022 were as follows:
		Year ended May 31
	Year ended April 30, 2024	2023	2022
Ordinary income	$4,259,165	$62,215	$11,642,015
Long-term capital gain	0	20,897,482	19,260,365
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,601,052	$15,329,368	$103,945,757
9.
CONCENTRATION  RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sectors, the Fund may in turn be more affected by changes in that sectors than a fund whose investments are not heavily weighted in any sectors. As of the end of the period, the Master Portfolio concentrated its portfolio in investments related to the financials sector.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Small Company Value Fund | 25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2024, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
26 | Allspring Small Company Value Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

	Shares	Value
Common stocks: 99.03%
Communication services: 0.70%
Interactive media & services: 0.70%
Cargurus, Inc.†	224,474	$5,041,686
Consumer discretionary: 11.44%
Automobile components: 0.99%
Patrick Industries, Inc.	67,833	7,087,870
Diversified consumer services: 0.61%
Adtalem Global Education, Inc.†	38,119	1,891,465
Grand Canyon Education, Inc.†	18,858	2,451,917
		4,343,382
Hotels, restaurants & leisure: 0.91%
Wyndham Hotels & Resorts, Inc.	88,660	6,517,397
Household durables: 2.86%
Cavco Industries, Inc.†	13,799	5,025,734
Century Communities, Inc.	61,674	4,891,982
Meritage Homes Corp.	35,383	5,864,378
Worthington Enterprises, Inc.	82,124	4,694,208
		20,476,302
Leisure products: 0.70%
Johnson Outdoors, Inc. Class A	69,358	2,844,372
Malibu Boats, Inc. Class A†	63,776	2,169,659
		5,014,031
Specialty retail: 4.65%
American Eagle Outfitters, Inc.	282,130	6,844,474
Dick’s Sporting Goods, Inc.	37,848	7,605,177
Foot Locker, Inc.	145,566	3,035,051
ODP Corp.†	59,030	3,005,217
Shoe Carnival, Inc.	155,869	5,212,260
Williams-Sonoma, Inc.	26,686	7,653,011
		33,355,190
Textiles, apparel & luxury goods: 0.72%
Capri Holdings Ltd.†	18,778	666,243
Carter’s, Inc.	10,425	713,174
Rocky Brands, Inc.	86,644	2,232,816
Superior Group of Cos., Inc.	96,918	1,576,856
		5,189,089
Consumer staples: 0.75%
Beverages: 0.10%
Coca-Cola Consolidated, Inc.	889	734,314
Consumer staples distribution & retail : 0.11%
Sprouts Farmers Market, Inc.†	11,707	773,013
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 27

Portfolio of investments—April 30, 2024

	Shares	Value
Food products: 0.54%
Conagra Brands, Inc.	40,070	$1,233,354
Ingredion, Inc.	7,686	880,739
Tootsie Roll Industries, Inc.	59,756	1,775,351
		3,889,444
Energy: 9.89%
Energy equipment & services: 0.87%
Helmerich & Payne, Inc.	158,758	6,243,952
Oil, gas & consumable fuels: 9.02%
APA Corp.	165,368	5,199,170
California Resources Corp.	79,106	4,181,543
Chord Energy Corp.	45,291	8,015,601
Civitas Resources, Inc.	114,523	8,241,075
Matador Resources Co.	125,547	7,821,578
Murphy Oil Corp.	167,010	7,455,326
PBF Energy, Inc. Class A	118,720	6,324,214
Peabody Energy Corp.	62,372	1,368,442
Permian Resources Corp.	474,926	7,955,011
SM Energy Co.	165,848	8,041,970
		64,603,930
Financials: 25.85%
Banks: 14.36%
Ameris Bancorp	173,722	8,248,321
Atlantic Union Bankshares Corp.	252,567	8,024,054
Axos Financial, Inc.†	98,162	4,967,979
Bank OZK	170,312	7,604,431
Banner Corp.	112,767	4,920,024
Customers Bancorp, Inc.†	141,172	6,447,325
FB Financial Corp.	173,421	6,355,880
Great Southern Bancorp, Inc.	122,156	6,278,818
Home BancShares, Inc.	238,478	5,647,159
Independent Bank Corp.	314,021	7,790,861
OFG Bancorp	227,044	8,198,559
Prosperity Bancshares, Inc.	77,451	4,799,638
Synovus Financial Corp.	225,180	8,059,192
Wintrust Financial Corp.	83,260	8,046,246
WSFS Financial Corp.	175,015	7,478,391
		102,866,878
Capital markets: 3.65%
Donnelley Financial Solutions, Inc.†	111,711	7,013,217
Piper Sandler Cos.	48,982	9,590,186
Stifel Financial Corp.	119,749	9,570,340
		26,173,743
Financial services: 3.97%
Cass Information Systems, Inc.	63,930	2,761,137
The accompanying notes are an integral part of these financial statements.
28 | Allspring Small Company Value Portfolio

Portfolio of investments—April 30, 2024

	Shares	Value
Financial services(continued)
Federal Agricultural Mortgage Corp. Class C	35,304	$6,571,134
Jackson Financial, Inc. Class A	128,357	8,769,350
Walker & Dunlop, Inc.	61,057	5,594,653
WEX, Inc.†	22,481	4,749,336
		28,445,610
Insurance: 1.89%
Brighthouse Financial, Inc.†	73,510	3,546,858
Genworth Financial, Inc. Class A†	701,280	4,158,590
Unum Group	115,322	5,846,825
		13,552,273
Mortgage real estate investment trusts (REITs): 1.98%
AGNC Investment Corp.	763,426	6,985,348
Annaly Capital Management, Inc.	383,561	7,187,933
		14,173,281
Health care: 6.69%
Biotechnology: 0.19%
CRISPR Therapeutics AG†	25,428	1,347,430
Health care equipment & supplies: 3.52%
ICU Medical, Inc.†	25,729	2,519,384
Integer Holdings Corp.†	54,937	6,132,617
Masimo Corp.†	40,283	5,414,438
Merit Medical Systems, Inc.†	54,973	4,073,499
Teleflex, Inc.	18,727	3,909,261
UFP Technologies, Inc.†	15,509	3,193,924
		25,243,123
Health care providers & services: 2.61%
AMN Healthcare Services, Inc.†	78,957	4,735,841
Brookdale Senior Living, Inc.†	780,332	5,298,454
Encompass Health Corp.	64,923	5,413,280
Ensign Group, Inc.	27,758	3,285,437
		18,733,012
Pharmaceuticals: 0.37%
Perrigo Co. PLC	80,516	2,629,652
Industrials: 20.42%
Building products: 2.84%
CSW Industrials, Inc.	22,662	5,384,945
Gibraltar Industries, Inc.†	61,314	4,381,498
UFP Industries, Inc.	42,691	4,811,276
Zurn Elkay Water Solutions Corp.	185,280	5,795,558
		20,373,277
Commercial services & supplies: 1.05%
Brady Corp. Class A	62,076	3,662,484
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 29

Portfolio of investments—April 30, 2024

	Shares	Value
Commercial services & supplies(continued)
Brink’s Co.	37,013	$3,237,157
Stericycle, Inc.†	14,596	652,879
		7,552,520
Construction & engineering: 2.06%
Comfort Systems USA, Inc.	11,751	3,635,877
MYR Group, Inc.†	37,175	6,180,344
Sterling Infrastructure, Inc.†	48,880	4,966,208
		14,782,429
Electrical equipment: 1.97%
Atkore, Inc.	27,022	4,736,957
Generac Holdings, Inc.†	26,228	3,565,959
Regal Rexnord Corp.	36,073	5,821,100
		14,124,016
Ground transportation: 0.75%
ArcBest Corp.	48,141	5,339,318
Machinery: 7.60%
Allison Transmission Holdings, Inc.	83,029	6,106,783
Federal Signal Corp.	72,609	5,903,112
Greenbrier Cos., Inc.	91,471	4,517,753
Hillenbrand, Inc.	86,922	4,147,918
Kadant, Inc.	19,404	5,312,621
Miller Industries, Inc.	122,891	5,986,021
Standex International Corp.	34,664	5,992,712
Tennant Co.	52,099	6,068,491
Timken Co.	65,469	5,841,144
Wabash National Corp.	198,327	4,583,337
		54,459,892
Marine transportation: 0.85%
Matson, Inc.	56,223	6,059,715
Professional services: 0.67%
CBIZ, Inc.†	67,267	4,788,065
Trading companies & distributors: 2.63%
Air Lease Corp.	100,962	5,072,331
Boise Cascade Co.	41,334	5,467,248
GATX Corp.	23,589	2,886,350
Hudson Technologies, Inc.†	292,541	2,902,007
McGrath RentCorp	23,690	2,526,775
		18,854,711
Information technology: 8.81%
Electronic equipment, instruments & components: 4.21%
Belden, Inc.	45,192	3,672,754
ePlus, Inc.†	80,038	6,153,321
The accompanying notes are an integral part of these financial statements.
30 | Allspring Small Company Value Portfolio

Portfolio of investments—April 30, 2024

	Shares	Value
Electronic equipment, instruments & components(continued)
Insight Enterprises, Inc.†	28,414	$5,187,544
Napco Security Technologies, Inc.	75,324	3,065,687
OSI Systems, Inc.†	30,451	4,002,479
PC Connection, Inc.	69,540	4,309,394
Sanmina Corp.†	62,570	3,796,122
		30,187,301
IT services: 1.85%
EPAM Systems, Inc.†	23,208	5,459,914
Hackett Group, Inc.	79,410	1,722,403
Kyndryl Holdings, Inc.†	307,401	6,043,504
		13,225,821
Semiconductors & semiconductor equipment: 2.13%
Cirrus Logic, Inc.†	37,152	3,290,553
Diodes, Inc.†	55,532	4,054,391
FormFactor, Inc.†	74,128	3,305,367
Onto Innovation, Inc.†	24,781	4,596,628
		15,246,939
Software: 0.62%
Mitek Systems, Inc.†	352,538	4,452,555
Materials: 8.50%
Chemicals: 3.24%
Cabot Corp.	52,211	4,763,209
Core Molding Technologies, Inc.†	119,248	2,148,849
Hawkins, Inc.	86,902	6,584,565
Koppers Holdings, Inc.	99,596	5,107,283
Minerals Technologies, Inc.	63,377	4,619,549
		23,223,455
Construction materials: 1.74%
Eagle Materials, Inc.	26,442	6,629,274
Knife River Corp.†	74,706	5,841,262
		12,470,536
Metals & mining: 2.40%
Arch Resources, Inc.	12,870	2,043,499
Materion Corp.	42,004	4,827,940
Royal Gold, Inc.	34,472	4,141,121
Worthington Steel, Inc.	200,246	6,165,574
		17,178,134
Paper & forest products: 1.12%
Clearwater Paper Corp.†	88,367	3,980,050
Sylvamo Corp.	64,984	4,061,500
		8,041,550
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 31

Portfolio of investments—April 30, 2024

	Shares	Value
Real estate: 5.87%
Diversified REITs: 0.35%
Armada Hoffler Properties, Inc.	234,915	$2,471,306
Health care REITs: 0.17%
Global Medical REIT, Inc.	152,726	1,238,608
Industrial REITs : 1.30%
Plymouth Industrial REIT, Inc.	198,935	4,153,763
STAG Industrial, Inc.	149,414	5,138,347
		9,292,110
Office REITs : 0.64%
Vornado Realty Trust	175,511	4,568,551
Retail REITs : 2.76%
Agree Realty Corp.	91,590	5,240,780
Brixmor Property Group, Inc.	282,043	6,233,150
Retail Opportunity Investments Corp.	208,469	2,557,915
Tanger, Inc.	203,736	5,775,915
		19,807,760
Specialized REITs : 0.65%
CubeSmart	16,785	678,786
National Storage Affiliates Trust	19,730	691,339
PotlatchDeltic Corp.	82,795	3,312,628
		4,682,753
Utilities: 0.11%
Electric utilities: 0.11%
Pinnacle West Capital Corp.	10,648	784,225
Total common stocks (Cost $559,197,253)		709,640,149

	Expiration date
Warrants: 0.00%
Energy: 0.00%
Energy equipment & services: 0.00%
Parker Drilling Co.♦†	9-25-2024	8,457	169
Total warrants (Cost $0)			169
The accompanying notes are an integral part of these financial statements.
32 | Allspring Small Company Value Portfolio

Portfolio of investments—April 30, 2024

		Yield	Shares	Value
Short-term investments: 1.02%
Investment companies: 1.02%
Allspring Government Money Market Fund Select Class♠∞		5.23%	7,273,563	$7,273,563
Total short-term investments (Cost $7,273,563)				7,273,563
Total investments in securities (Cost $566,470,816)	100.05%			716,913,881
Other assets and liabilities, net	(0.05)			(332,720)
Total net assets	100.00%			$716,581,161

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,743,595	$141,821,700	$(139,291,732)	$0	$0	$7,273,563	7,273,563	$266,499
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 33

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $559,197,253)	$709,640,318
Investments in affiliated securities, at value (cost $7,273,563)	7,273,563
Cash	230
Receivable for investments sold	3,934,047
Receivable for dividends	490,366
Prepaid expenses and other assets	1,490
Total assets	721,340,014
Liabilities
Payable for investments purchased	4,303,699
Advisory fee payable	427,497
Accrued expenses and other liabilities	27,657
Total liabilities	4,758,853
Total net assets	$716,581,161
The accompanying notes are an integral part of these financial statements.
34 | Allspring Small Company Value Portfolio

Statement of operations
Statement of operations

	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends (net of foreign withholdings taxes of $20,912 and $17,167, respectively)	$10,285,767	$10,250,490
Income from affiliated securities	266,499	545,814
Interest	1,510	150
Total investment income	10,553,776	10,796,454
Expenses
Advisory fee	4,181,142	4,507,550
Custody and accounting fees	26,632	61,434
Professional fees	54,559	67,178
Interest holder report expenses	3,316	18,862
Trustees’ fees and expenses	21,511	27,365
Other fees and expenses	23,230	25,377
Total expenses	4,310,390	4,707,766
Less: Fee waivers and/or expense reimbursements	(427,136)	(523,137)
Net expenses	3,883,254	4,184,629
Net investment income	6,670,522	6,611,825
Realized and unrealized gains (losses) on investments
Unaffiliated securities	33,937,138	(12,010,256)
Affiliated securities	0	(200)
Net realized gains (losses) on investments	33,937,138	(12,010,456)
Net change in unrealized gains (losses) on investments	61,235,908	(51,512,308)
Net realized and unrealized gains (losses) on investments	95,173,046	(63,522,764)
Net increase (decrease) in net assets resulting from operations	$101,843,568	$(56,910,939)
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 35

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024[1]	Year ended May 31, 2023	Year ended May 31, 2022
Operations
Net investment income	$6,670,522	$6,611,825	$4,422,079
Net realized gains (losses) on investments	33,937,138	(12,010,456)	64,991,534
Net change in unrealized gains (losses) on investments	61,235,908	(51,512,308)	(80,777,394)
Net increase (decrease) in net assets resulting from operations	101,843,568	(56,910,939)	(11,363,781)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	187,185,263	41,481,218	74,799,145
Withdrawals	(77,896,474)	(75,314,113)	(87,265,392)
Net increase (decrease) in net assets resulting from capital share transactions	109,288,789	(33,832,895)	(12,466,247)
Total increase (decrease) in net assets	211,132,357	(90,743,834)	(23,830,028)
Net assets
Beginning of period	505,448,804	596,192,638	620,022,666
End of period	$716,581,161	$505,448,804	$596,192,638
1 For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
36 | Allspring Small Company Value Portfolio

Financial highlights
Financial highlights

	Year ended April 30 2024[1]	Year ended May 31
		2023	2022	2021	2020	2019
Total return	21.34%	(9.95)%	(1.78)%	78.76%	(13.74)%	(14.51)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.83%	0.83%	0.82%	0.86%
Net expenses[2]	0.74%	0.74%	0.74%	0.74%	0.74%	0.75%
Net investment income	1.27%	1.17%	0.72%	0.71%	1.15%	0.80%
Supplemental Data
Portfolio turnover rate	107%	87%	70%	62%	78%	168%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 37

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
During the period, the Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
38 | Allspring Small Company Value Portfolio

Notes to financial statements
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $577,687,068 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$158,734,353
Gross unrealized losses	(19,507,540)
Net unrealized gains	$139,226,813
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$5,041,686	$0	$0	$5,041,686
Consumer discretionary	81,983,261	0	0	81,983,261
Consumer staples	5,396,771	0	0	5,396,771
Energy	70,847,882	0	0	70,847,882
Financials	185,211,785	0	0	185,211,785
Health care	47,953,217	0	0	47,953,217
Industrials	146,333,943	0	0	146,333,943
Information technology	63,112,616	0	0	63,112,616
Materials	60,913,675	0	0	60,913,675
Real estate	42,061,088	0	0	42,061,088
Utilities	784,225	0	0	784,225
Warrants
Energy	0	169	0	169
Short-term investments
Investment companies	7,273,563	0	0	7,273,563
Total assets	$716,913,712	$169	$0	$716,913,881
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At April 30, 2024, the Portfolio did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the
Allspring Small Company Value Portfolio | 39

Notes to financial statements
Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the eleven months ended April 30, 2024, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the eleven months ended April 30, 2024.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended April 30, 2024 were $695,573,975 and $617,187,929, respectively.
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2023 were $485,998,766 and $504,206,386, respectively.
6.
BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by the Portfolio under the agreement.
7.
CONCENTRATION  RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8.
INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
40 | Allspring Small Company Value Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Portfolio (the Portfolio), one of the portfolios constituting Allspring Master Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2024, the results of its operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in its net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Small Company Value Portfolio | 41

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2024.
Pursuant to Section 854 of the Internal Revenue Code, $4,259,165 of income dividends paid during the fiscal year ended April 30, 2024 has been designated as qualified dividend income (QDI).
For the fiscal year ended April 30, 2024, $69,851 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42 | Allspring Small Company Value Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Small Company Value Fund | 43

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

44 | Allspring Small Company Value Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Company Value Fund | 45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-kznhu3i6 06-24
AR1815 04-24

Multi-Asset Funds

Spectrum Aggressive Growth Fund
Spectrum Conservative Growth Fund
Spectrum Growth Fund
Spectrum Income Allocation Fund
Spectrum Moderate Growth Fund
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Multi-Asset Funds | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Spectrum Funds for the 11-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.13%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 13.45%, while the MSCI EM Index (Net) (USD)3 advanced 11.76%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.38%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.89%, the Bloomberg Municipal Bond Index6 gained 2.97%, and the ICE BofA U.S. High Yield Index7 returned a more robust 9.92%.
Markets rallied in anticipation of central bank rate cuts.
June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%—well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%—near a historical low—and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the European Central Bank, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
“ June 2023—the beginning of the period—featured the Federal Reserve’s (Fed’s) first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Multi-Asset Funds

Letter to shareholders (unaudited)
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Multi-Asset Funds | 3

Letter to shareholders (unaudited)
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. There was less confidence regarding not only when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers a wide variety of mutual funds spanning many asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Multi-Asset Funds

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, each Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as each Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Multi-Asset Funds | 5

Performance highlights (unaudited)
Performance highlights
Allspring Spectrum Aggressive Growth Fund

Investment objective	The Fund seeks long-term capital appreciation with no emphasis on income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Petros N. Bocray, CFA, FRM, Travis L. Keshemberg, CFA, CIPM, FRM, David Kowalske, Jr.†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WEAFX)[3]	2-10-2017	9.70	8.63	7.84	16.39	9.92	8.48	1.04	1.01
Class C (WEACX)[4]	10-1-1997	14.54	9.13	8.06	15.54	9.13	8.06	1.79	1.76
Administrator Class (WEADX)[5]	2-4-2022	–	–	–	16.51	10.02	8.55	0.97	0.94
Institutional Class (WEAYX)[6]	7-31-2018	–	–	–	16.78	10.30	8.69	0.72	0.69
Russell 3000® Index[7]	–	–	–	–	22.30	12.43	11.81	–	–
Spectrum Aggressive Growth Blended Index[8]	–	–	–	–	18.32	10.24	9.46	–	–
MSCI ACWI ex USA Index (Net)[9]	–	–	–	–	9.32	5.03	3.93	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.27% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, 0.67% for Administrator Class and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the
Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.

[4]
Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

[5]
Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[6]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the
Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the
Institutional Class shares would be higher.

[7]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

†	Mr. Kowalske became a portfolio manager of the Fund effective January 16, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
6 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Aggressive Growth Fund (continued)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index, Spectrum Aggressive Growth Blended Index and MSCI
ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[8]
Source:  Allspring Funds Management, LLC. The Spectrum Aggressive Growth Blended Index is composed 70% of the Russell 3000® Index and 30% of the MSCI ACWI ex
USA Index (Net). Effective November 2, 2020, the WealthBuilder Equity Blended Index was renamed the Spectrum Aggressive Growth Blended Index. You cannot invest directly in an index.

[9]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds in which the Fund invests. Consult the Fund’s prospectus for additional information on these and other risks.
Multi-Asset Funds | 7

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Aggressive Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned 17.54%, underperforming the Spectrum Aggressive Growth Blended Index, which returned 19.30% for the 11-month period that ended April 30, 2024.
•Stock selection was weak in the U.S. growth and emerging market portfolios, making it the largest detractor from relative performance.
•Stock selection was particularly strong within the U.S. core and U.S. value portfolios, making it the largest contributor to performance.
Resilient economic growth and persistent inflation led to strong stock returns.
The trailing 11-month period featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty. The broad equity market posted strong gains over the period, as illustrated by the Russell 3000® Index’s return of 21.83%. Large-cap U.S. stocks, as measured by the Russell 1000® Index,* gained 22.25%, faring better than small-cap U.S. stocks, as represented by the Russell 2000® Index**, which advanced 14.38%. Growth stocks, as represented by the Russell 3000® Growth Index’s*** return of 25.35%, did better than value stocks, as represented by the Russell 3000® Value Index’s† return of 17.88%.
Non-U.S. equities also did well. The MSCI ACWI ex USA Index (Net) posted a 13.45% return over the period. Developed markets, as represented by the MSCI EAFE Index (Net)††, advanced 14.11%, while emerging markets, as represented by the MSCI EM Index (Net)†††, gained 11.76%. Core holdings remained stable.
The allocations among the portfolio’s core holdings remained stable over the period, but in December, we replaced some of our factor-based investment portfolios with other factor-based and passive strategies. The Fund participated in some select tactical trades over the period, with the most notable being a position that overweighted exposure to U.S. small-cap stocks relative to U.S. large-cap stocks, which detracted from performance. The Dynamic Risk Hedging (DRH) process was active briefly at the start of the period, and this activity detracted a few basis points from return.

Ten largest holdings (%) as of April 30, 2024[1]
Allspring Disciplined Large Cap Portfolio	29.76
iShares Core S&P 500 ETF	16.50
iShares Core MSCI EAFE ETF	12.46
Allspring Disciplined International Developed Markets Portfolio	9.97
iShares Core MSCI Emerging Markets ETF	4.49
Allspring Special Large Cap Value Fund Class R6	3.96
Allspring Emerging Markets Equity Fund Class R6	3.00
iShares Core S&P Small-Cap ETF	2.97
Allspring Disciplined Small Cap Fund Class R6	2.97
Allspring Discovery Large Cap Growth Fund Class R6	2.96

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection among U.S. growth and emerging markets detracted from performance.
While U.S. growth stocks turned in an incredibly strong performance over the period, the market was led by a narrow group of mega-cap growth stocks. As our investment portfolios chose not to hold those names in weights aligned with the index, their performance lagged. Our emerging market portfolio also trailed the benchmark because of stock selection within India and China.
*
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
**
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
***
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot  invest directly in an index.
†
The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
††
The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
†††
The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
8 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Aggressive Growth Fund (continued)
Fortunately, stock selection was particularly strong within the U.S. core and U.S. value portfolios.

Allocation (%) as of April 30, 2024
	Neutral allocation	Effective allocation[1]
Large Cap Funds	60	60
International Developed Funds	23	23
Small Cap Funds	10	10
Emerging Markets Funds	7	7

[1]
Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Federal Reserve (Fed). U.S. inflation is likely to come down further, although progress will be slower. Sticky inflation in the services sector will take longer to decline while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While the level and breadth of inflation continue to drop, the U.S. annual rate of inflation has stabilized at roughly 4%.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds, and we expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well and, despite the inverted yield curve, we expect to see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks based on the negative outlook for China. We also remain cautious on commodities given the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.
Multi-Asset Funds | 9

Performance highlights (unaudited)
Performance highlights
Allspring Spectrum Conservative Growth Fund

Investment objective	The Fund seeks a combination of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Petros N. Bocray, CFA, Travis L. Keshemberg, CFA, CIPM, FRM, David Kowalske, Jr.†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WMBGX)[3]	2-10-2017	0.37	2.85	3.34	6.50	4.07	3.95	1.13	1.09
Class C (WMBFX)[4]	9-30-2004	4.70	3.30	3.55	5.70	3.30	3.55	1.88	1.84
Institutional Class (WMBZX)[5]	7-31-2018	–	–	–	6.78	4.38	4.14	0.81	0.77
Bloomberg U.S. Aggregate Bond Index[6]	–	–	–	–	-1.47	-0.16	1.20	–	–
Russell 3000® Index[7]	–	–	–	–	22.30	12.43	11.81	–	–
Spectrum Conservative Growth Blended Index[8]	–	–	–	–	5.60	4.05	4.60	–	–
Bloomberg U.S. TIPS Index[9]	–	–	–	–	-1.35	2.07	1.90	–	–
ICE BofA U.S. High Yield Constrained Index[10]	–	–	–	–	8.89	3.52	4.18	–	–
MSCI ACWI ex USA Index (Net)[11]	–	–	–	–	9.32	5.03	3.93	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.35% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the
Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.

[4]
Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

[5]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the
Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the
Institutional Class shares would be higher.

†	Mr. Kowalske became a portfolio manager of the Fund effective January 16, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
10 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Conservative Growth Fund (continued)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index, Russell 3000® Index, Spectrum
Conservative Growth Blended Index, Bloomberg U.S. TIPS Index, ICE BofA U.S. High Yield Constrained Index and MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[6]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.–dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]
Source:  Allspring Funds Management, LLC. Spectrum Conservative Growth Blended Index is composed 41% of the Bloomberg U.S. Aggregate Bond Index, 20% of the
Russell 3000® Index, 15% of the Bloomberg U.S. TIPS Index, 15% of ICE BofA U.S. High Yield Constrained Index, and 9% of the MSCI ACWI ex USA Index (Net). Effective
November 2, 2020, the WealthBuilder Moderate Balanced Blended Index, which was composed 60% of the Bloomberg U.S. Aggregate Bond Index, 28% of the Russell
3000® Index, and 12% of the MSCI ACWI ex USA Index (Net), was renamed the Spectrum Conservative Growth Blended Index. You cannot invest directly in an index.

[9]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[10]
The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

[11]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds in which the Fund invests. Consult the Fund’s prospectus for additional information on these and other risks.
Multi-Asset Funds | 11

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Conservative Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned 7.32%, outperforming the Spectrum Conservative Growth Blended Index, which returned 6.69% for the 11-month period that ended April 30, 2024.
•Strong relative performance from fixed income was the largest contributor to relative performance. Our allocation to alternative investments also added to relative results.
•The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period. Additionally, poor stock selection within managers for the U.S. growth stocks portion of the portfolio also detracted.
Resilient economic growth and persistent inflation led to strong stock returns but poor fixed income returns.
The trailing 11-month period featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty. The broad equity market posted strong gains while bonds had negative returns over the period.
The period saw strong performance in the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s return of 21.83%. Broad foreign markets lagged a bit but still posted good results as reflected by the MSCI ACWI ex USA Index (Net) return of 13.45%. In the face of a rate hike by the Federal Reserve (Fed) in July and persistently high inflation over the period, the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -0.38%. High yield bonds did better, with the ICE BofA U.S. High Yield Index* advancing 8.88%. Commodity prices moved significantly lower and the Bloomberg Commodity Index** declined 13.10%.
The portfolio reduced exposure to commodities.
While allocations among the portfolio’s core holdings remained fairly stable over the period, portfolio management made some adjustments throughout the year. In July, we eliminated exposure to commodities, and in December, we replaced some of our factor-based investment portfolios with other factor-based and passive strategies. The Fund’s TAA overlay was active throughout the year as it sought to take advantage of the surprisingly strong economic activity. The Dynamic Risk Hedging (DRH) process was not engaged over the period.
Strong relative performance from both equity and fixed income mandates added to performance. Most of the underlying equity and fixed income mandates outperformed their underlying style-specific mandates over the period. Within fixed income, the overweight to investment credit and exposure to high yield fixed income securities also contributed to relative performance. Our allocation to alternative investments contributed as well. Stock selection was particularly strong within the U.S. core and U.S. value portfolios; stock selection was weak in the U.S. growth and emerging market portfolios.

Ten largest holdings (%) as of April 30, 2024[1]
iShares U.S. Treasury Bond ETF	14.25
Allspring Real Return Portfolio	12.03
Allspring Income Plus Fund Institutional Class	11.38
Allspring Core Bond Portfolio	9.70
Allspring Disciplined Large Cap Portfolio	9.25
Allspring High Yield Bond Fund Institutional Class	6.98
iShares Core S&P 500 ETF	6.31
Allspring Diversified Income Builder Fund Class R6	4.68
Allspring Alternative Risk Premia Fund Class R6	3.68
iShares Core MSCI EAFE ETF	3.46

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The TAA overlay detracted from relative performance.
The TAA overlay was the largest detractor from relative performance, reducing performance by about 18 basis points (bps; 100 bps equal 1.00%) over the entire period. Early in the period, the overlay was defensively postured, but we started to add more risk in the second half of 2023 as signs of progress on the inflation front and the odds of a soft landing increased. This year, we have continued to add risk to take advantage of surprisingly strong growth that has occurred despite higher rates and persistent inflation. The Fund’s long position in the yen, exposure to U.S. small-cap stocks with respect to U.S. large-cap stocks, and its long
*
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
**
The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.
12 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Conservative Growth Fund (continued)
position in the U.S. 10-year Treasury were the largest detractors from performance.

Allocation (%) as of April 30, 2024
	Neutral allocation	Effective allocation[1]
Bond Funds	54	59
Stock Funds	28	35
Inflation Sensitive Funds	14	12
Alternative Funds	4	4
Effective Cash	0	(10)

[1]
Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Fed. U.S. inflation is likely to come down further, although progress will be slower. Sticky inflation in the services sector will take longer to decline while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While the level and breadth of inflation continue to drop, the U.S. annual rate of inflation has stabilized at roughly 4%.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds, and we expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well and, despite the inverted yield curve, we expect to see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks based on the negative outlook for China. We also remain cautious on commodities given the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.
Multi-Asset Funds | 13

Performance highlights (unaudited)
Performance highlights
Allspring Spectrum Growth Fund

Investment objective	The Fund seeks capital appreciation with a secondary emphasis on current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Petros N. Bocray, CFA, Travis L. Keshemberg, CFA, CIPM, FRM, David Kowalske, Jr.†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WGAFX)[3]	2-10-2017	5.07	5.81	5.96	11.48	7.07	6.59	1.13	1.07
Class C (WGCFX)[4]	9-30-2004	9.61	6.31	6.19	10.61	6.31	6.19	1.88	1.82
Institutional Class (WGAYX)[5]	7-31-2018	–	–	–	11.91	7.41	6.77	0.81	0.75
Russell 3000® Index[6]	–	–	–	–	22.30	12.43	11.81	–	–
Bloomberg U.S. Aggregate Bond Index[7]	–	–	–	–	-1.47	-0.16	1.20	–	–
Spectrum Growth Blended Index[8]	–	–	–	–	11.11	6.81	7.18	–	–
MSCI ACWI ex USA Index (Net)[9]	–	–	–	–	9.32	5.03	3.93	–	–
Bloomberg U.S. TIPS Index[10]	–	–	–	–	-1.35	2.07	1.90	–	–
ICE BofA U.S. High Yield Constrained Index[11]	–	–	–	–	8.89	3.52	4.18	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.33% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the
Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.

[4]
Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

[5]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the
Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the
Institutional Class shares would be higher.

[6]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

†	Mr. Kowalske became a portfolio manager of the Fund effective January 16, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
14 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Growth Fund (continued)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index, Bloomberg U.S. Aggregate Bond Index, Spectrum
Growth Blended Index, MSCI ACWI ex USA Index (Net), Bloomberg U.S. TIPS Index and ICE BofA U.S. High Yield Constrained Index . The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[7]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.–dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]
Source:  Allspring Funds Management, LLC. Spectrum Growth Blended Index is composed 40% of the Russell 3000® Index, 17% of the MSCI ACWI ex USA Index (Net), 15%
of the Bloomberg U.S. Aggregate Bond Index, 14% of the Bloomberg U.S. TIPS Index, and 14% of ICE BofA U.S. High Yield Constrained Index. Effective November 2, 2020,
the WealthBuilder Growth Allocation Blended Index, which was composed 56% of the Russell 3000® Index, 24% of the MSCI ACWI ex USA Index (Net), and 20% of the
Bloomberg U.S. Aggregate Bond Index, was renamed the Spectrum Growth Blended Index. You cannot invest directly in an index.

[9]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[10]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[11]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

Investing involves risk, including the possible loss of principal. Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds in which the Fund invests. Consult the Fund’s prospectus for additional information on these and other risks.
Multi-Asset Funds | 15

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned 12.42%, outperforming the Spectrum Growth Blended Index, which returned 12.15% for the 11-month period that ended April 30, 2024.
•Strong relative performance from fixed income was the largest contributor to relative performance. Our allocation to alternative investments also added to relative results.
•The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period. Additionally, poor stock selection within managers for the U.S. growth stocks portion of the portfolio also detracted.
Resilient economic growth and persistent inflation led to strong stock returns but poor fixed income returns.
The trailing 11-month period featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty. The broad equity market posted strong gains while bonds had negative returns over the period.
The period saw strong performance in the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s return of 21.83%. Broad foreign markets lagged a bit but still posted good results, as reflected by the MSCI ACWI ex USA Index (Net) return of 13.45%. In the face of a rate hike by the Federal Reserve (Fed) in July and persistently high inflation over the period, the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -0.38%. High yield bonds did better, with the ICE BofA U.S. High Yield Index* advancing 8.88%. Commodity prices moved significantly lower and the Bloomberg Commodity Index** declined 13.10%.
The portfolio reduced exposure to commodities.
While allocations among the portfolio’s core holdings remained fairly stable over the period, portfolio management made some adjustments throughout the year. In July, we eliminated exposure to commodities, and in December, we replaced some of our factor-based investment portfolios with other factor-based and passive strategies. The Fund’s TAA overlay was active throughout the year as it sought to take advantage of the surprisingly strong economic activity. The Dynamic Risk Hedging process was not engaged over the period.

Ten largest holdings (%) as of April 30, 2024[1]
Allspring Disciplined Large Cap Portfolio	17.57
Allspring Real Return Portfolio	11.60
iShares Core S&P 500 ETF	8.90
Allspring High Yield Bond Fund Institutional Class	7.55
iShares Core MSCI EAFE ETF	7.53
Allspring Disciplined International Developed Markets Portfolio	5.95
Allspring Diversified Income Builder Fund Class R6	5.67
iShares U.S. Treasury Bond ETF	4.44
iShares Core MSCI Emerging Markets ETF	2.79
Allspring Alternative Risk Premia Fund Class R6	2.47

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Strong relative performance from both equity and fixed income mandates added to performance. Most of the underlying equity and fixed income mandates outperformed their underlying style-specific mandates over the period. Within fixed income, the overweight to investment credit and exposure to high yield fixed income securities also contributed to relative performance, as did our allocation to alternative investments. Stock selection was particularly strong within the U.S. core and U.S. value portfolios; stock selection was weak in the U.S. growth and emerging market portfolios.
The TAA overlay detracted from relative performance.
The TAA overlay was the largest detractor from relative performance, reducing performance by 20 basis points (bps; 100 bps equal 1.00%) over the entire period. Early in the period, the overlay was defensively postured, but we started to add more risk in the second half of 2023 as signs of progress on inflation and the odds of a soft landing increased. This year, we have continued to add risk to take advantage of surprisingly strong growth that has occurred despite higher rates and persistent inflation. The Fund’s long position in the yen, exposure to U.S. small-cap stocks with respect to U.S. large-cap stocks, and a long position in the U.S. 10-year Treasury were the largest detractors from performance.
*
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
**
The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.
16 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Growth Fund (continued)

Allocation (%) as of April 30, 2024
	Neutral allocation	Effective allocation[1]
Stock Funds	58	63
Bond Funds	24	33
Inflation Sensitive Funds	15	12
Alternative Funds	3	2
Effective Cash	0	(10)

[1]
Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Fed. U.S. inflation is likely to come down further, although progress will be slower. Sticky inflation in the services sector will take longer to decline while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While level and breadth of inflation continue to drop, inflation persistence has stabilized at roughly 4%.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds and expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well, and despite the inverted yield curve, we should see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks given the negative outlook for China. We also remain cautious on commodities based on the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.
Multi-Asset Funds | 17

Performance highlights (unaudited)
Performance highlights
Allspring Spectrum Income Allocation Fund

Investment objective	The Fund seeks current income with a secondary emphasis on capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Petros N. Bocray, CFA, Travis L. Keshemberg, CFA, CIPM, FRM, David Kowalske, Jr.†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WCAFX)[3]	2-10-2017	-3.72	0.43	1.44	2.16	1.62	2.04	1.14	1.06
Class C (WCCFX)[4]	9-30-2004	0.55	0.87	1.63	1.55	0.87	1.63	1.89	1.81
Institutional Class (WCYFX)[5]	7-31-2018	–	–	–	2.59	2.00	2.23	0.82	0.74
Bloomberg U.S. Aggregate Bond Index[6]	–	–	–	–	-1.47	-0.16	1.20	–	–
Russell 3000® Index[7]	–	–	–	–	22.30	12.43	11.81	–	–
Spectrum Income Allocation Blended Index[8]	–	–	–	–	1.95	1.91	2.89	–	–
ICE BofA U.S. High Yield Constrained Index[9]	–	–	–	–	8.89	3.52	4.18	–	–
Bloomberg U.S. TIPS Index[10]	–	–	–	–	-1.35	2.07	1.90	–	–
MSCI ACWI ex USA Index (Net)[11]	–	–	–	–	9.32	5.03	3.93	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.32% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the
Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.

[4]
Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

[5]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the
Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the
Institutional Class shares would be higher.

†	Mr. Kowalske became a portfolio manager of the Fund effective January 16, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
18 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Income Allocation Fund (continued)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index, Russell 3000® Index, Spectrum Income
Allocation Blended Index, ICE BofA U.S. High Yield Constrained Index, Bloomberg U.S. TIPS Index and MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Footnotes continued from previous page
[6]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.–dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]
Source:  Allspring Funds Management, LLC. Spectrum Income Allocation Blended Index is composed 65% of the Bloomberg U.S. Aggregate Bond Index, 15% of ICE BofA
U.S. High Yield Constrained Index, 10% of the Bloomberg U.S. TIPS Index, 7% of the Russell 3000® Index, and 3% of the MSCI ACWI ex USA Index (Net). Effective
November 2, 2020, the WealthBuilder Growth Allocation Blended Index, which was composed 80% of the Bloomberg U.S. Aggregate Bond Index, 14% of the Russell
3000® Index, and 6% of the MSCI ACWI ex USA Index (Net), was renamed the Spectrum Income Allocation Blended Index. You cannot invest directly in an index.

[9]
The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

[10]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[11]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds in which the Fund invests. Consult the Fund’s prospectus for additional information on these and other risks.
Multi-Asset Funds | 19

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Income Allocation Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned 3.04%, outperforming the Spectrum Income Allocation Blended Index, which returned 3.03% for the 11-month period that ended April 30, 2024.
•Strong relative performance from fixed income was the largest contributor to relative performance. Our allocation to alternative investments also added to relative results.
•The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period. Additionally, poor stock selection within managers for the U.S. growth stocks portion of the portfolio also detracted.
Resilient economic growth and persistent inflation led to strong stock returns but poor fixed income returns.
The trailing 11-month period featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty. The broad equity market posted strong gains while bonds had negative returns over the period.
The period saw strong performance in the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s return of 21.83%. Broad foreign markets lagged a bit but still posted good results, as reflected by the MSCI ACWI ex USA Index (Net) return of 13.45%. In the face of a rate hike by the Federal Reserve (Fed) in July and persistently high inflation over the period, the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -0.38%. High yield bonds did better, with the ICE BofA U.S. High Yield Index* advancing 8.88%. Commodity prices moved significantly lower and the Bloomberg Commodity Index** You cannot invest directly in an index. declined 13.10%.
The portfolio reduced exposure to commodities.
While the allocations among the portfolio’s core holdings remained fairly stable over the period, portfolio management made some adjustments throughout the year. In July, we eliminated exposure to commodities, and in December, we replaced some of our factor-based investment portfolios with other factor-based and passive strategies. The Fund’s TAA overlay was active throughout the year as it sought to take advantage of the surprisingly strong economic activity. The Dynamic Risk Hedging (DRH) process was active as of the start of the period but became inactive as equity markets advanced throughout the period. For the trailing 11 months, DRH detracted a small amount from performance.

Ten largest holdings (%) as of April 30, 2024[1]
iShares U.S. Treasury Bond ETF	25.11
Allspring Core Bond Portfolio	21.24
Allspring Real Return Portfolio	11.49
Allspring Income Plus Fund Institutional Class	9.88
Allspring High Yield Bond Fund Institutional Class	6.36
Allspring Diversified Income Builder Fund Class R6	4.16
Allspring Disciplined Large Cap Portfolio	3.62
Allspring Alternative Risk Premia Fund Class R6	3.16
iShares Core S&P 500 ETF	3.03
Allspring Global Investment Grade Credit Fund Class R6	2.97

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Strong relative performance from both equity and fixed income mandates added to performance. Most of the underlying equity and fixed income mandates outperformed their underlying style-specific mandates over the period. Within fixed income, the overweight to investment credit and exposure to high yield fixed income securities also contributed to relative performance, as did our allocation to alternative investments. Stock selection was particularly strong within the U.S. core and U.S. value portfolios; stock selection was weak in the U.S. growth and emerging market portfolios.
The TAA overlay detracted from relative performance.
The TAA overlay was the largest detractor from relative performance, reducing performance by about 13 basis points (bps; 100 bps equal 1.00%) over the entire period. Early in the period, the overlay was defensively postured, but we started to add more risk in the second half of 2023 as signs of progress on inflation and the odds of a soft landing increased. This year, we have continued to add risk to take advantage of surprisingly
*
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
**
The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments.
20 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Income Allocation Fund (continued)
strong growth that has occurred despite higher rates and persistent inflation. The Fund’s long position in the yen, exposure to U.S. small-cap stocks with respect to U.S. large-cap stocks, and a long position in the U.S. 10-year Treasury were the largest detractors from performance.

Allocation (%) as of April 30, 2024
	Neutral allocation	Effective allocation[1]
Bond Funds	77	79
Stock Funds	10	16
Inflation Sensitive Funds	10	12
Alternative Funds	3	3
Effective Cash	0	(10)

[1]
Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Fed. U.S. inflation is likely to come down further, although progress will be slower. Sticky inflation in the services sector is expected to take longer to decline while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While level and breadth of inflation continue to drop, the annual rate of inflation has stabilized at roughly 4%.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds and expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well, and despite the inverted yield curve, we expect to see some positive performance from duration risk. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks given the negative outlook for China. We also remain cautious on commodities based on the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.
Multi-Asset Funds | 21

Performance highlights (unaudited)
Performance highlights
Allspring Spectrum Moderate Growth Fund

Investment objective	The Fund seeks a combination of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Petros N. Bocray, CFA, Travis L. Keshemberg, CFA, CIPM, FRM, David Kowalske, Jr.†

Average annual total returns (%) as of April 30, 2024
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WGBAX)[3]	2-10-2017	3.35	4.66	4.87	9.65	5.91	5.50	1.11	1.07
Class C (WGBFX)[4]	10-1-1997	7.83	5.13	5.09	8.83	5.13	5.09	1.86	1.82
Institutional Class (WGBIX)[5]	7-31-2018	–	–	–	9.99	6.24	5.68	0.79	0.75
Russell 3000® Index[6]	–	–	–	–	22.30	12.43	11.81	–	–
Bloomberg U.S. Aggregate Bond Index[7]	–	–	–	–	-1.47	-0.16	1.20	–	–
Spectrum Moderate Growth Blended Index[8]	–	–	–	–	8.87	5.75	6.06	–	–
Bloomberg U.S. TIPS Index[9]	–	–	–	–	-1.35	2.07	1.90	–	–
ICE BofA U.S. High Yield Constrained Index[10]	–	–	–	–	8.89	3.52	4.18	–	–
MSCI ACWI ex USA Index (Net)[11]	–	–	–	–	9.32	5.03	3.93	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.36% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.71% for Class A, 1.46% for Class C and 0.39% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the
Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.

[4]
Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

[5]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the
Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the
Institutional Class shares would be higher.

[6]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

†	Mr. Kowalske became a portfolio manager of the Fund effective January 16, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
22 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Moderate Growth Fund (continued)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index, Bloomberg U.S. Aggregate Bond Index, Spectrum
Moderate Growth Blended Index, Bloomberg U.S. TIPS Index, ICE BofA U.S. High Yield Constrained Index and MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[7]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.–dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]
Source:  Allspring Funds Management, LLC. Spectrum Moderate Growth Blended Index is composed 32% of the Russell 3000® Index, 26% of the Bloomberg
U.S. Aggregate Bond Index, 14% of the Bloomberg U.S. TIPS Index, 14% of ICE BofA U.S. High Yield Constrained Index, and 14% of the MSCI ACWI ex USA Index (Net).
Effective November 2, 2020, the WealthBuilder Growth Balanced Blended Index, which was composed of 42% of the Russell 3000® Index, 40% of the Bloomberg
U.S. Aggregate Bond Index, and 18% of the MSCI ACWI ex USA Index (Net), was renamed the Spectrum Moderate Growth Blended Index. You cannot invest directly in an index.

[9]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[10]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

[11]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Investing involves risk, including the possible loss of principal. Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds in which the Fund invests. Consult the Fund’s prospectus for additional information on these and other risks.
Multi-Asset Funds | 23

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Moderate Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class A, excluding sales charges) returned 10.49%, outperforming the Spectrum Moderate Growth Blended Index, which returned 9.93% for the 11-month period that ended April 30, 2024.
•Strong relative performance from fixed income was the largest contributor to relative performance. Our allocation to alternative investments also added to relative results.
•The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period. Additionally, poor stock selection within managers for the U.S. growth stocks portion of the portfolio also detracted.
Resilient economic growth and persistent inflation led to strong stock returns but poor fixed income returns.
The trailing 11-month period featured resilient economic growth but was set against a backdrop of persistently high interest rates and inflation along with increased geopolitical uncertainty. The broad equity market posted strong gains while bonds had negative returns over the period.
The period saw strong performance in the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s return of 21.83%. Broad foreign markets lagged a bit but still posted good results, as reflected by the MSCI ACWI ex USA Index (Net) return of 13.45%. In the face of a rate hike by the Federal Reserve (Fed) in July and persistently high inflation over the period, the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -0.38%. High yield bonds did better, with the ICE BofA U.S. High Yield Index* advancing 8.88% Commodity prices moved significantly lower and the Bloomberg Commodity Index** declined 13.10%.
The portfolio reduced exposure to commodities.
While allocations among the portfolio’s core holdings remained fairly stable over the period, portfolio management made some adjustments throughout the year. In July, we eliminated exposure to commodities, and in December, we replaced some of our factor-based investment portfolios with other factor-based and passive strategies. The Fund’s TAA overlay was active throughout the year as it sought to take advantage of the surprisingly strong economic activity. The Dynamic Risk Hedging process was not engaged over the period.

Ten largest holdings (%) as of April 30, 2024[1]
Allspring Disciplined Large Cap Portfolio	14.32
Allspring Real Return Portfolio	11.36
Allspring Income Plus Fund Institutional Class	7.82
iShares Core S&P 500 ETF	7.42
iShares U.S. Treasury Bond ETF	6.93
Allspring High Yield Bond Fund Institutional Class	6.59
iShares Core MSCI EAFE ETF	6.25
Allspring Diversified Income Builder Fund Class R6	4.98
Allspring Disciplined International Developed Markets Portfolio	4.95
Allspring Core Bond Portfolio	4.45

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Strong relative performance from both equity and fixed income mandates added to performance. Most of the underlying equity and fixed income mandates outperformed their underlying style-specific mandates over the period. Within fixed income, the overweight to investment credit and exposure to high yield fixed income securities also contributed to relative performance, as did our allocation to alternative investments. Stock selection was particularly strong within the U.S. core and U.S. value portfolios; stock selection was weak in the U.S. growth and emerging market portfolios.
The TAA overlay detracted from relative performance.
The TAA overlay was the largest detractor from relative performance, reducing performance by about 19 basis points (bps; 100 bps equal 1.00%) over the entire period. Early in the period, the overlay was defensively postured, but we started to add more risk in the second half of 2023 as signs of progress on inflation and the odds of a soft landing increased. This year, we have continued to add risk to take advantage of surprisingly strong growth that has occurred despite higher rates and persistent inflation. The Fund’s long position in the yen, exposure to U.S. small-cap stocks with respect to U.S. large-cap stocks, and a long position in the U.S. 10-year Treasury were the largest detractors from performance.
*
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
**
The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.
24 | Multi-Asset Funds

Performance highlights (unaudited)
Performance highlights (continued)
Allspring Spectrum Moderate Growth Fund (continued)

Allocation (%) as of April 30, 2024
	Neutral allocation	Effective allocation[1]
Stock Funds	45	52
Bond Funds	37	42
Inflation Sensitive Funds	14	12
Alternative Funds	4	4
Effective Cash	0	(10)

[1]
Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies. Effective allocations are subject to change and may have changed since the date specified.

Looking ahead, we are mildly optimistic.
In the U.S., we remain in the higher-for-longer camp with respect to interest rates. Given the relatively robust growth advantage and strong labor markets enjoyed in the U.S. versus much of the rest of the world, we think it is more likely to see other major central banks cut rates ahead of the Fed. U.S. inflation is likely to come down further, although progress will be slower. Sticky inflation in the services sector is expected to take longer to come down while core capital goods deflation has stabilized. Slowing demand is needed for inflation to approach the Fed’s 2% target. While level and breadth of inflation continue to drop, the annual rate of inflation has stabilized at roughly 4%.
U.S. labor market strength and equity earnings momentum have buoyed equity markets. While the broadening of the rally is a net positive, liquidity remains a key driver, and despite higher rates than we have seen in recent memory, liquidity has remained ample. We remain positive on equities and bonds and expect better diversification as inflation uncertainty falls further. Rates uncertainty is likely to drop as well, and despite the inverted yield curve, we expect to see some positive performance from duration positioning. Credit spreads are likely to drift lower in the absence of a default cycle. We remain cautious on emerging market stocks versus U.S. stocks given the negative outlook for China. We also remain cautious on commodities based on the outlook for a stronger U.S. dollar, with short-term oversupply in energy commodities and higher real yields looking to weigh on commodities.
Multi-Asset Funds | 25

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Spectrum Aggressive Growth Fund
Class A
Actual	$1,000.00	$1,185.71	$4.02	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%
Class C
Actual	$1,000.00	$1,181.39	$8.08	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%
Administrator Class
Actual	$1,000.00	$1,186.22	$3.64	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%
Institutional Class
Actual	$1,000.00	$1,187.54	$2.28	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.78	$2.11	0.42%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts do not reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

26 | Multi-Asset Funds

Fund expenses (unaudited)

	Beginning account value 11-1-2023	Ending account value 4-30-2024	Expenses paid during the period[1], [2]	Annualized net expense ratio[2]
Spectrum Conservative Growth Fund
Class A
Actual	$1,000.00	$1,095.82	$3.86	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%
Class C
Actual	$1,000.00	$1,092.14	$7.75	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%
Institutional Class
Actual	$1,000.00	$1,096.82	$2.19	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.78	$2.11	0.42%
Spectrum Growth Fund
Class A
Actual	$1,000.00	$1,137.99	$3.93	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%
Class C
Actual	$1,000.00	$1,132.59	$7.90	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%
Institutional Class
Actual	$1,000.00	$1,139.12	$2.23	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.78	$2.11	0.42%
Spectrum Income Allocation Fund
Class A
Actual	$1,000.00	$1,063.38	$3.80	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%
Class C
Actual	$1,000.00	$1,059.93	$7.63	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%
Institutional Class
Actual	$1,000.00	$1,064.89	$2.16	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.78	$2.11	0.42%
Spectrum Moderate Growth Fund
Class A
Actual	$1,000.00	$1,120.89	$3.80	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.28	$3.62	0.72%
Class C
Actual	$1,000.00	$1,117.01	$7.79	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.42	1.48%
Institutional Class
Actual	$1,000.00	$1,122.13	$1.95	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86	0.37%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).

[2]	Amounts do not reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

Multi-Asset Funds | 27

Portfolio of investments—April 30, 2024
Portfolio of investments
Spectrum Aggressive Growth Fund

	Shares	Value
Investment companies: 99.24%
Affiliated master portfolios: 43.65%
Allspring Disciplined International Developed Markets Portfolio		$47,491,825
Allspring Disciplined Large Cap Portfolio		141,801,792
Allspring Emerging Growth Portfolio		9,310,677
Allspring Small Company Value Portfolio		9,360,610
		207,964,904
Exchange-traded funds: 39.75%
Energy Select Sector SPDR Fund	68,904	6,443,902
iShares Core MSCI EAFE ETF	826,835	59,366,753
iShares Core MSCI Emerging Markets ETF	413,713	21,368,277
iShares Core S&P 500 ETF	155,818	78,600,831
iShares Core S&P Small-Cap ETF	135,648	14,160,296
iShares Russell 1000 Growth ETF	29,261	9,446,621
		189,386,680
Stock funds: 15.84%
Allspring Disciplined Small Cap Fund Class R6♠	1,136,848	14,119,647
Allspring Discovery Large Cap Growth Fund Class R6♠†	1,356,469	14,107,281
Allspring Emerging Markets Equity Fund Class R6♠	564,687	14,275,274
Allspring Premier Large Company Growth Fund Class R6♠†	1,150,879	14,063,740
Allspring Special Large Cap Value Fund Class R6♠	1,480,851	18,880,855
		75,446,797
Total investment companies (Cost $374,996,767)		472,798,381

		Yield
Short-term investments: 0.06%
Investment companies: 0.06%
Allspring Government Money Market Fund Select Class♠∞		5.23%	300,000	300,000
Total short-term investments (Cost $300,000)				300,000
Total investments in securities (Cost $375,296,767)	99.30%			473,098,381
Other assets and liabilities, net	0.70			3,338,313
Total net assets	100.00%			$476,436,694

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
†	Non-income-earning security
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.
28 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Aggressive Growth Fund
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Disciplined Small Cap Fund Class R6	$0	$14,396,100	$(1,044,801)	$52,574	$715,774	$14,119,647
Allspring Discovery Large Cap Growth Fund Class R6†	18,356,702	1,068,793	(7,861,538)	551,446	1,991,878	14,107,281
Allspring Emerging Markets Equity Fund Class R6	13,346,748	1,281,490	(1,157,130)	(219,434)	1,023,600	14,275,274
Allspring Premier Large Company Growth Fund Class R6†	18,317,214	4,839,537	(8,482,025)	(1,601,210)	990,224	14,063,740
Allspring Special Large Cap Value Fund Class R6	17,854,244	941,656	(2,929,821)	(130,463)	3,145,239	18,880,855
Short-term investments
Allspring Government Money Market Fund Select Class	300,000	128,425,354	(128,425,354)	0	0	300,000
				$(1,347,087)	$7,866,715	$75,746,797

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Disciplined Small Cap Fund Class R6	1,136,848	$36,559	$332,471
Allspring Discovery Large Cap Growth Fund Class R6†	1,356,469	0	766,568
Allspring Emerging Markets Equity Fund Class R6	564,687	191,998	0
Allspring Premier Large Company Growth Fund Class R6†	1,150,879	0	4,454,368
Allspring Special Large Cap Value Fund Class R6	1,480,851	222,636	392,253
Short-term investments
Allspring Government Money Market Fund Select Class	300,000	50,728	0
		$501,921	$5,945,660

†	Non-income-earning security
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 29

Portfolio of investments—April 30, 2024

Spectrum Aggressive Growth Fund
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Disciplined International Developed Markets Portfolio	0.00%	16.01%	$111,095	$9,974,424	$605,556	$967	$32,817	$47,491,825
Allspring Disciplined Large Cap Portfolio	50.69	41.14	1,520,490	36,145,893	1,593,529	15,113	117,732	141,801,792
Allspring Emerging Growth Portfolio	2.71	3.35	127,044	1,062,634	10,651	91	8,097	9,310,677
Allspring Factor Enhanced Emerging Markets Equity Portfolio*	10.67	0.00	578,819	(1,552,911)	197,814	735	12,809	0
Allspring Factor Enhanced International Equity Portfolio*	20.84	0.00	14,242,027	(20,535,476)	509,734	5,466	134,075	0
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio*	10.67	0.00	14,092,554	(15,067,616)	366,444	5,390	56,354	0
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio*	11.27	0.00	835,400	(1,972,823)	96,802	1,704	21,257	0
Allspring Small Company Value Portfolio	1.70	1.31	564,381	1,634,292	167,174	23	4,268	9,360,610
			$32,071,810	$9,688,417	$3,547,704	$29,489	$387,409	$207,964,904

*	Liquidated on December 6, 2023
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
TOPIX Index	55	6-13-2024	$9,476,581	$9,579,622	$103,041	$0
Euro Futures	100	6-17-2024	13,700,854	13,373,125	0	(327,729)
E-Mini NASDAQ 100 Index	42	6-21-2024	15,366,667	14,759,850	0	(606,817)
E-Mini S&P 500 Index	38	6-21-2024	9,590,337	9,627,300	36,963	0
Short
New Zealand Dollar Futures	(233)	6-17-2024	(14,324,411)	(13,741,175)	583,236	0
Swiss Franc Futures	(97)	6-17-2024	(13,954,252)	(13,262,325)	691,927	0
Canadian Dollar Futures	(197)	6-18-2024	(14,314,436)	(14,326,825)	0	(12,389)
E-Mini Russell 2000 Index	(97)	6-21-2024	(9,492,055)	(9,630,160)	0	(138,105)
Euro STOXX 50 Index	(181)	6-21-2024	(9,589,080)	(9,459,207)	129,873	0
MSCI Emerging Markets Index	(288)	6-21-2024	(15,069,662)	(15,004,800)	64,862	0
					$1,609,902	$(1,085,040)
The accompanying notes are an integral part of these financial statements.
30 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Conservative Growth Fund

	Shares	Value
Investment companies: 98.83%
Affiliated master portfolios: 35.20%
Allspring Core Bond Portfolio		$22,078,089
Allspring Disciplined International Developed Markets Portfolio		6,977,382
Allspring Disciplined Large Cap Portfolio		21,057,591
Allspring Emerging Growth Portfolio		1,316,674
Allspring Real Return Portfolio		27,394,501
Allspring Small Company Value Portfolio		1,328,589
		80,152,826
Alternative investment funds: 3.68%
Allspring Alternative Risk Premia Fund Class R6♠	1,025,886	8,371,228
Bond funds: 21.35%
Allspring Global Investment Grade Credit Fund Class R6♠	791,028	6,802,844
Allspring High Yield Bond Fund Institutional Class♠	5,354,759	15,903,633
Allspring Income Plus Fund Institutional Class♠	3,014,059	25,920,907
		48,627,384
Exchange-traded funds: 29.02%
Energy Select Sector SPDR Fund	32,735	3,061,377
iShares Core MSCI EAFE ETF	109,722	7,878,038
iShares Core MSCI Emerging Markets ETF	52,317	2,702,173
iShares Core S&P 500 ETF	28,472	14,362,416
iShares Core S&P Small-Cap ETF	17,138	1,789,036
iShares Core U.S. Aggregate Bond ETF	26,097	2,485,217
iShares Russell 1000 Growth ETF	4,165	1,344,629
iShares U.S. Treasury Bond ETF	1,465,162	32,460,664
		66,083,550
Multi-asset funds: 4.68%
Allspring Diversified Income Builder Fund Class R6♠	1,873,195	10,658,481
Stock funds: 4.90%
Allspring Disciplined Small Cap Fund Class R6♠	178,385	2,215,538
Allspring Discovery Large Cap Growth Fund Class R6♠†	214,629	2,232,146
Allspring Emerging Markets Equity Fund Class R6♠	71,376	1,804,379
Allspring Premier Large Company Growth Fund Class R6♠†	181,502	2,217,958
Allspring Special Large Cap Value Fund Class R6♠	211,191	2,692,688
		11,162,709
Total investment companies (Cost $222,437,893)		225,056,178
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 31

Portfolio of investments—April 30, 2024

Spectrum Conservative Growth Fund

		Yield	Shares	Value
Short-term investments: 0.09%
Investment companies: 0.09%
Allspring Government Money Market Fund Select Class♠∞		5.23%	200,000	$200,000
Total short-term investments (Cost $200,000)				200,000
Total investments in securities (Cost $222,637,893)	98.92%			225,256,178
Other assets and liabilities, net	1.08			2,451,960
Total net assets	100.00%			$227,708,138

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
†	Non-income-earning security
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6	$9,540,449	$746,216	$(1,889,336)	$(328,882)	$302,781	$8,371,228
Allspring Disciplined Small Cap Fund Class R6	0	2,447,941	(365,409)	20,971	112,035	2,215,538
Allspring Discovery Large Cap Growth Fund Class R6†	3,107,539	202,176	(1,509,709)	165,893	266,247	2,232,146
Allspring Diversified Income Builder Fund Class R6	12,098,756	587,112	(2,946,608)	(198,585)	1,117,806	10,658,481
Allspring Emerging Markets Equity Fund Class R6	2,026,357	103,095	(447,553)	(81,690)	204,170	1,804,379
Allspring Global Investment Grade Credit Fund Class R6	7,752,710	316,457	(1,323,252)	(309,978)	366,907	6,802,844
Allspring High Yield Bond Fund Institutional Class	18,061,427	1,981,699	(4,598,308)	(611,497)	1,070,312	15,903,633
Allspring Income Plus Fund Institutional Class	29,501,895	2,353,218	(6,055,213)	(540,954)	661,961	25,920,907
Allspring Premier Large Company Growth Fund Class R6†	3,097,321	858,883	(1,647,458)	(307,391)	216,603	2,217,958
Allspring Special Large Cap Value Fund Class R6	3,031,770	115,231	(934,422)	(43,915)	524,024	2,692,688
Short-term investments
Allspring Government Money Market Fund Select Class	200,000	56,292,306	(56,292,306)	0	0	200,000
				$(2,236,028)	$4,842,846	$79,019,802
The accompanying notes are an integral part of these financial statements.
32 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Conservative Growth Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6	1,025,886	$378,859	$0
Allspring Disciplined Small Cap Fund Class R6	178,385	6,287	57,013
Allspring Discovery Large Cap Growth Fund Class R6†	214,629	0	134,354
Allspring Diversified Income Builder Fund Class R6	1,873,195	565,419	0
Allspring Emerging Markets Equity Fund Class R6	71,376	26,494	0
Allspring Global Investment Grade Credit Fund Class R6	791,028	294,333	0
Allspring High Yield Bond Fund Institutional Class	5,354,759	1,157,775	0
Allspring Income Plus Fund Institutional Class	3,014,059	1,479,157	0
Allspring Premier Large Company Growth Fund Class R6†	181,502	0	741,362
Allspring Special Large Cap Value Fund Class R6	211,191	34,951	61,847
Short-term investments
Allspring Government Money Market Fund Select Class	200,000	18,813	0
		$3,962,088	$994,576

†	Non-income-earning security
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex- Corporate Portfolio*	13.57%	0.00%	$(4,051,971)	$2,722,463	$490,950	$0	$51,447	$0
Allspring Core Bond Portfolio	0.67	0.44	(1,138,986)	(54,840)	1,057,007	0	43,587	22,078,089
Allspring Disciplined International Developed Markets Portfolio	0.00	2.35	17,355	429,658	149	90,665	5,064	6,977,382
Allspring Disciplined Large Cap Portfolio	8.35	6.11	1,313,912	3,141,874	2,362	247,669	18,200	21,057,591
Allspring Emerging Growth Portfolio	0.46	0.47	13,400	107,210	14	1,643	1,264	1,316,674
Allspring Factor Enhanced Emerging Markets Equity Portfolio*	1.70	0.00	85,615	(39,519)	111	30,197	1,911	0
Allspring Factor Enhanced International Equity Portfolio*	3.44	0.00	2,177,866	(1,592,356)	865	80,612	20,819	0
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio*	1.81	0.00	2,339,273	(1,572,905)	870	59,155	9,256	0
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio*	2.14	0.00	146,674	(71,557)	307	17,336	3,779	0
Allspring Real Return Portfolio	9.54	11.50	406,518	(561,841)	643,516	79,315	251,811	27,394,501
Allspring Small Company Value Portfolio	0.29	0.19	86,620	195,514	4	25,994	659	1,328,589
			$1,396,276	$2,703,701	$2,196,155	$632,586	$407,797	$80,152,826

*	Liquidated on December 6, 2023
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 33

Portfolio of investments—April 30, 2024

Spectrum Conservative Growth Fund
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
TOPIX Index	40	6-13-2024	$6,836,216	$6,966,997	$130,781	$0
Euro Futures	53	6-17-2024	7,261,452	7,087,756	0	(173,696)
10-Year U.S. Treasury Notes	21	6-18-2024	2,263,735	2,256,188	0	(7,547)
S&P/TSX 60 Index	12	6-20-2024	2,286,770	2,275,960	0	(10,810)
E-Mini NASDAQ 100 Index	20	6-21-2024	7,317,460	7,028,500	0	(288,960)
E-Mini S&P 500 Index	41	6-21-2024	10,589,211	10,387,350	0	(201,861)
Long Gilt Futures	133	6-26-2024	16,069,754	15,917,695	0	(152,059)
Short
New Zealand Dollar Futures	(117)	6-17-2024	(7,192,944)	(6,900,075)	292,869	0
Swiss Franc Futures	(51)	6-17-2024	(7,336,771)	(6,972,975)	363,796	0
Canadian Dollar Futures	(94)	6-18-2024	(6,830,239)	(6,836,150)	0	(5,911)
Ultra Long Term U.S. Treasury Bond	(18)	6-18-2024	(2,267,107)	(2,152,125)	114,982	0
E-Mini Russell 2000 Index	(47)	6-21-2024	(4,599,243)	(4,666,160)	0	(66,917)
Euro STOXX 50 Index	(86)	6-21-2024	(4,556,137)	(4,494,430)	61,707	0
MSCI Emerging Markets Index	(137)	6-21-2024	(7,168,695)	(7,137,700)	30,995	0
					$995,130	$(907,761)
The accompanying notes are an integral part of these financial statements.
34 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Growth Fund

	Shares	Value
Investment companies: 98.70%
Affiliated master portfolios: 39.83%
Allspring Core Bond Portfolio		$4,898,241
Allspring Disciplined International Developed Markets Portfolio		12,311,492
Allspring Disciplined Large Cap Portfolio		36,372,440
Allspring Emerging Growth Portfolio		2,415,936
Allspring Real Return Portfolio		24,004,048
Allspring Small Company Value Portfolio		2,426,640
		82,428,797
Alternative investment funds: 2.47%
Allspring Alternative Risk Premia Fund Class R6♠	625,997	5,108,137
Bond funds: 11.59%
Allspring Global Investment Grade Credit Fund Class R6♠	473,373	4,071,004
Allspring High Yield Bond Fund Institutional Class♠	5,259,267	15,620,025
Allspring Income Plus Fund Institutional Class♠	498,412	4,286,346
		23,977,375
Exchange-traded funds: 29.09%
Energy Select Sector SPDR Fund	29,754	2,782,594
iShares Core MSCI EAFE ETF	217,158	15,591,944
iShares Core MSCI Emerging Markets ETF	111,799	5,774,418
iShares Core S&P 500 ETF	36,500	18,412,060
iShares Core S&P Small-Cap ETF	35,196	3,674,110
iShares Core U.S. Aggregate Bond ETF	22,255	2,119,344
iShares Russell 1000 Growth ETF	8,228	2,656,328
iShares U.S. Treasury Bond ETF	415,062	9,195,699
		60,206,497
Multi-asset funds: 5.67%
Allspring Diversified Income Builder Fund Class R6♠	2,062,938	11,738,115
Stock funds: 10.05%
Allspring Disciplined Small Cap Fund Class R6♠	327,925	4,072,828
Allspring Discovery Large Cap Growth Fund Class R6♠†	372,030	3,869,114
Allspring Emerging Markets Equity Fund Class R6♠	155,008	3,918,601
Allspring Premier Large Company Growth Fund Class R6♠†	314,706	3,845,704
Allspring Special Large Cap Value Fund Class R6♠	399,905	5,098,795
		20,805,042
Total investment companies (Cost $186,249,910)		204,263,963
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 35

Portfolio of investments—April 30, 2024

Spectrum Growth Fund

		Yield	Shares	Value
Short-term investments: 0.10%
Investment companies: 0.10%
Allspring Government Money Market Fund Select Class♠∞		5.23%	200,000	$200,000
Total short-term investments (Cost $200,000)				200,000
Total investments in securities (Cost $186,449,910)	98.80%			204,463,963
Other assets and liabilities, net	1.20			2,477,988
Total net assets	100.00%			$206,941,951

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
†	Non-income-earning security
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6	$5,250,684	$637,734	$(763,427)	$(82,154)	$65,300	$5,108,137
Allspring Disciplined Small Cap Fund Class R6	0	4,239,581	(395,507)	21,796	206,958	4,072,828
Allspring Discovery Large Cap Growth Fund Class R6†	5,309,722	335,439	(2,499,551)	239,532	483,972	3,869,114
Allspring Diversified Income Builder Fund Class R6	11,972,172	662,760	(1,844,528)	(133,016)	1,080,727	11,738,115
Allspring Emerging Markets Equity Fund Class R6	3,904,640	269,276	(494,470)	(106,355)	345,510	3,918,601
Allspring Global Investment Grade Credit Fund Class R6	4,192,441	194,829	(345,500)	(101,042)	130,276	4,071,004
Allspring High Yield Bond Fund Institutional Class	15,888,667	2,632,217	(3,309,032)	(443,132)	851,305	15,620,025
Allspring Income Plus Fund Institutional Class	4,368,966	672,539	(770,584)	(73,076)	88,501	4,286,346
Allspring Premier Large Company Growth Fund Class R6†	5,293,465	1,413,529	(2,698,732)	(501,879)	339,321	3,845,704
Allspring Special Large Cap Value Fund Class R6	5,151,954	189,551	(1,093,910)	(45,730)	896,930	5,098,795
Short-term investments
Allspring Government Money Market Fund Select Class	200,000	48,368,763	(48,368,763)	0	0	200,000
				$(1,225,056)	$4,488,800	$61,828,669
The accompanying notes are an integral part of these financial statements.
36 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Growth Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6	625,997	$225,545	$0
Allspring Disciplined Small Cap Fund Class R6	327,925	10,940	99,301
Allspring Discovery Large Cap Growth Fund Class R6†	372,030	0	221,031
Allspring Diversified Income Builder Fund Class R6	2,062,938	586,730	0
Allspring Emerging Markets Equity Fund Class R6	155,008	54,403	0
Allspring Global Investment Grade Credit Fund Class R6	473,373	166,940	0
Allspring High Yield Bond Fund Institutional Class	5,259,267	1,061,399	0
Allspring Income Plus Fund Institutional Class	498,412	230,034	0
Allspring Premier Large Company Growth Fund Class R6†	314,706	0	1,250,934
Allspring Special Large Cap Value Fund Class R6	399,905	62,607	109,960
Short-term investments
Allspring Government Money Market Fund Select Class	200,000	19,717	0
		$2,418,315	$1,681,226

†	Non-income-earning security
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex- Corporate Portfolio*	2.87%	0.00%	$(893,134)	$559,476	$0	$106,281	$11,232	$0
Allspring Core Bond Portfolio	0.18	0.10	(297,154)	(75,683)	0	261,408	10,795	4,898,241
Allspring Disciplined International Developed Markets Portfolio	0.00	4.15	29,504	820,689	158,410	256	8,677	12,311,492
Allspring Disciplined Large Cap Portfolio	14.45	10.55	2,700,948	4,949,419	427,727	4,026	31,263	36,372,440
Allspring Emerging Growth Portfolio	0.74	0.87	30,998	182,592	2,834	24	2,158	2,415,936
Allspring Factor Enhanced Emerging Markets Equity Portfolio*	2.96	0.00	156,564	(98,008)	53,604	198	3,453	0
Allspring Factor Enhanced International Equity Portfolio*	5.79	0.00	3,839,610	(3,013,427)	137,357	1,484	36,224	0
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio*	3.05	0.00	3,945,206	(2,743,692)	101,374	1,490	15,700	0
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio*	3.40	0.00	249,487	(167,740)	28,916	509	6,375	0
Allspring Real Return Portfolio	8.02	10.07	(691,475)	594,702	67,463	549,825	215,155	24,004,048
Allspring Small Company Value Portfolio	0.46	0.34	151,739	319,071	44,746	6	1,140	2,426,640
			$9,222,293	$1,327,399	$1,022,431	$925,507	$342,172	$82,428,797

*	Liquidated on December 6, 2023
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 37

Portfolio of investments—April 30, 2024

Spectrum Growth Fund
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
TOPIX Index	36	6-13-2024	$6,154,989	$6,270,298	$115,309	$0
Euro Futures	45	6-17-2024	6,165,384	6,017,906	0	(147,478)
S&P/TSX 60 Index	11	6-20-2024	2,096,205	2,086,296	0	(9,909)
E-Mini NASDAQ 100 Index	18	6-21-2024	6,585,714	6,325,650	0	(260,064)
E-Mini S&P 500 Index	37	6-21-2024	9,547,222	9,373,950	0	(173,272)
Long Gilt Futures	121	6-26-2024	14,620,131	14,481,512	0	(138,619)
Short
New Zealand Dollar Futures	(103)	6-17-2024	(6,332,250)	(6,074,425)	257,825	0
Swiss Franc Futures	(43)	6-17-2024	(6,185,905)	(5,879,175)	306,730	0
10-Year U.S. Treasury Notes	(5)	6-18-2024	(540,113)	(537,188)	2,925	0
Canadian Dollar Futures	(85)	6-18-2024	(6,176,280)	(6,181,625)	0	(5,345)
Ultra Long Term U.S. Treasury Bond	(16)	6-18-2024	(2,015,206)	(1,913,000)	102,206	0
E-Mini Russell 2000 Index	(42)	6-21-2024	(4,109,962)	(4,169,760)	0	(59,798)
Euro STOXX 50 Index	(78)	6-21-2024	(4,132,310)	(4,076,343)	55,967	0
MSCI Emerging Markets Index	(124)	6-21-2024	(6,488,327)	(6,460,400)	27,927	0
					$868,889	$(794,485)
The accompanying notes are an integral part of these financial statements.
38 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Income Allocation Fund

	Shares	Value
Investment companies: 98.63%
Affiliated master portfolios: 37.91%
Allspring Core Bond Portfolio		$24,079,651
Allspring Disciplined International Developed Markets Portfolio		1,335,705
Allspring Disciplined Large Cap Portfolio		4,098,949
Allspring Emerging Growth Portfolio		217,875
Allspring Real Return Portfolio		13,031,065
Allspring Small Company Value Portfolio		219,426
		42,982,671
Alternative investment funds: 3.16%
Allspring Alternative Risk Premia Fund Class R6♠	439,740	3,588,281
Bond funds: 19.21%
Allspring Global Investment Grade Credit Fund Class R6♠	392,020	3,371,376
Allspring High Yield Bond Fund Institutional Class♠	2,429,155	7,214,590
Allspring Income Plus Fund Institutional Class♠	1,302,121	11,198,245
		21,784,211
Exchange-traded funds: 32.63%
Energy Select Sector SPDR Fund	16,225	1,517,362
iShares Core MSCI EAFE ETF	15,503	1,113,115
iShares Core MSCI Emerging Markets ETF	10,773	556,426
iShares Core S&P 500 ETF	6,820	3,440,281
iShares Core S&P Small-Cap ETF	4,239	442,509
iShares Core U.S. Aggregate Bond ETF	12,951	1,233,324
iShares Russell 1000 Growth ETF	687	221,791
iShares U.S. Treasury Bond ETF	1,285,336	28,476,618
		37,001,426
Multi-asset funds: 4.16%
Allspring Diversified Income Builder Fund Class R6♠	828,031	4,711,495
Stock funds: 1.56%
Allspring Disciplined Small Cap Fund Class R6♠	26,547	329,714
Allspring Discovery Large Cap Growth Fund Class R6♠†	31,863	331,376
Allspring Emerging Markets Equity Fund Class R6♠	13,235	334,573
Allspring Premier Large Company Growth Fund Class R6♠†	26,942	329,230
Allspring Special Large Cap Value Fund Class R6♠	34,890	444,842
		1,769,735
Total investment companies (Cost $116,220,882)		111,837,819
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 39

Portfolio of investments—April 30, 2024

Spectrum Income Allocation Fund

		Yield	Shares	Value
Short-term investments: 0.18%
Investment companies: 0.18%
Allspring Government Money Market Fund Select Class♠∞		5.23%	200,000	$200,000
Total short-term investments (Cost $200,000)				200,000
Total investments in securities (Cost $116,420,882)	98.81%			112,037,819
Other assets and liabilities, net	1.19			1,352,867
Total net assets	100.00%			$113,390,686

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
†	Non-income-earning security
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6	$4,436,084	$551,352	$(1,385,489)	$(156,838)	$143,172	$3,588,281
Allspring Disciplined Small Cap Fund Class R6	0	377,087	(68,025)	3,977	16,675	329,714
Allspring Discovery Large Cap Growth Fund Class R6†	552,243	45,528	(337,675)	1,433	69,847	331,376
Allspring Diversified Income Builder Fund Class R6	5,796,240	278,023	(1,786,374)	(121,712)	545,318	4,711,495
Allspring Emerging Markets Equity Fund Class R6	407,955	34,863	(132,219)	1,260	22,714	334,573
Allspring Global Investment Grade Credit Fund Class R6	4,166,365	176,020	(999,835)	(233,634)	262,460	3,371,376
Allspring High Yield Bond Fund Institutional Class	8,836,854	889,255	(2,730,976)	(397,626)	617,083	7,214,590
Allspring Income Plus Fund Institutional Class	13,771,308	971,737	(3,600,665)	(316,562)	372,427	11,198,245
Allspring Premier Large Company Growth Fund Class R6†	550,660	153,860	(362,327)	(57,847)	44,884	329,230
Allspring Special Large Cap Value Fund Class R6	540,791	32,311	(211,258)	(4,513)	87,511	444,842
Short-term investments
Allspring Government Money Market Fund Select Class	200,000	40,155,319	(40,155,319)	0	0	200,000
				$(1,282,062)	$2,182,091	$32,053,722
The accompanying notes are an integral part of these financial statements.
40 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Income Allocation Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6	439,740	$169,859	$0
Allspring Disciplined Small Cap Fund Class R6	26,547	956	8,677
Allspring Discovery Large Cap Growth Fund Class R6†	31,863	0	20,261
Allspring Diversified Income Builder Fund Class R6	828,031	256,738	0
Allspring Emerging Markets Equity Fund Class R6	13,235	5,019	0
Allspring Global Investment Grade Credit Fund Class R6	392,020	149,587	0
Allspring High Yield Bond Fund Institutional Class	2,429,155	544,536	0
Allspring Income Plus Fund Institutional Class	1,302,121	655,295	0
Allspring Premier Large Company Growth Fund Class R6†	26,942	0	118,129
Allspring Special Large Cap Value Fund Class R6	34,890	5,843	10,420
Short-term investments
Allspring Government Money Market Fund Select Class	200,000	14,788	0
		$1,802,621	$157,487

†	Non-income-earning security
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex- Corporate Portfolio*	13.28%	0.00%	$(3,747,474)	$2,553,712	$463,032	$0	$48,045	$0
Allspring Core Bond Portfolio	0.71	0.48	(1,075,331)	(132,575)	1,124,570	0	46,320	24,079,651
Allspring Disciplined International Developed Markets Portfolio	0.00	0.45	3,415	79,149	29	17,469	985	1,335,705
Allspring Disciplined Large Cap Portfolio	1.66	1.19	257,334	635,663	469	48,742	3,574	4,098,949
Allspring Emerging Growth Portfolio	0.08	0.08	2,111	18,711	2	278	216	217,875
Allspring Factor Enhanced Emerging Markets Equity Portfolio*	0.26	0.00	12,248	(4,401)	16	4,491	277	0
Allspring Factor Enhanced International Equity Portfolio*	0.60	0.00	357,451	(247,696)	146	13,776	3,468	0
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio*	0.29	0.00	393,003	(266,954)	136	9,258	1,515	0
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio*	0.35	0.00	22,221	(8,326)	48	2,693	581	0
Allspring Real Return Portfolio	4.67	5.47	(428,280)	335,963	308,296	38,135	121,443	13,031,065
Allspring Small Company Value Portfolio	0.05	0.03	14,748	34,466	1	4,426	112	219,426
			$(4,188,554)	$2,997,712	$1,896,745	$139,268	$226,536	$42,982,671

*	Liquidated on December 6, 2023
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 41

Portfolio of investments—April 30, 2024

Spectrum Income Allocation Fund
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
TOPIX Index	20	6-13-2024	$3,418,109	$3,483,499	$65,390	$0
Euro Futures	27	6-17-2024	3,699,231	3,610,744	0	(88,487)
10-Year U.S. Treasury Notes	5	6-18-2024	538,998	537,188	0	(1,810)
S&P/TSX 60 Index	6	6-20-2024	1,143,385	1,137,980	0	(5,405)
E-Mini NASDAQ 100 Index	10	6-21-2024	3,658,730	3,514,250	0	(144,480)
E-Mini S&P 500 Index	20	6-21-2024	5,159,367	5,067,000	0	(92,367)
Long Gilt Futures	67	6-26-2024	8,095,509	8,018,688	0	(76,821)
Short
New Zealand Dollar Futures	(60)	6-17-2024	(3,688,689)	(3,538,500)	150,189	0
Swiss Franc Futures	(26)	6-17-2024	(3,740,315)	(3,554,850)	185,465	0
Canadian Dollar Futures	(47)	6-18-2024	(3,415,119)	(3,418,075)	0	(2,956)
Ultra Long Term U.S. Treasury Bond	(9)	6-18-2024	(1,133,554)	(1,076,063)	57,491	0
E-Mini Russell 2000 Index	(23)	6-21-2024	(2,250,693)	(2,283,440)	0	(32,747)
Euro STOXX 50 Index	(43)	6-21-2024	(2,278,069)	(2,247,215)	30,854	0
MSCI Emerging Markets Index	(68)	6-21-2024	(3,558,115)	(3,542,800)	15,315	0
					$504,704	$(445,073)
The accompanying notes are an integral part of these financial statements.
42 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Moderate Growth Fund

	Shares	Value
Investment companies: 98.95%
Affiliated master portfolios: 37.04%
Allspring Core Bond Portfolio		$19,840,829
Allspring Disciplined International Developed Markets Portfolio		22,065,466
Allspring Disciplined Large Cap Portfolio		63,812,114
Allspring Emerging Growth Portfolio		4,336,190
Allspring Real Return Portfolio		50,614,982
Allspring Small Company Value Portfolio		4,345,165
		165,014,746
Alternative investment funds: 3.97%
Allspring Alternative Risk Premia Fund Class R6♠	2,169,584	17,703,808
Bond funds: 17.38%
Allspring Global Investment Grade Credit Fund Class R6♠	1,540,188	13,245,618
Allspring High Yield Bond Fund Institutional Class♠	9,880,774	29,345,900
Allspring Income Plus Fund Institutional Class♠	4,053,424	34,859,444
		77,450,962
Exchange-traded funds: 27.69%
Energy Select Sector SPDR Fund	64,073	5,992,107
iShares Core MSCI EAFE ETF	387,692	27,836,286
iShares Core MSCI Emerging Markets ETF	189,167	9,770,476
iShares Core S&P 500 ETF	65,509	33,045,360
iShares Core S&P Small-Cap ETF	63,059	6,582,729
iShares Core U.S. Aggregate Bond ETF	50,724	4,830,446
iShares Russell 1000 Growth ETF	13,657	4,409,026
iShares U.S. Treasury Bond ETF	1,393,950	30,882,962
		123,349,392
Multi-asset funds: 4.98%
Allspring Diversified Income Builder Fund Class R6♠	3,900,480	22,193,730
Stock funds: 7.89%
Allspring Disciplined Small Cap Fund Class R6♠	529,499	6,576,380
Allspring Discovery Large Cap Growth Fund Class R6♠†	633,260	6,585,906
Allspring Emerging Markets Equity Fund Class R6♠	263,830	6,669,624
Allspring Premier Large Company Growth Fund Class R6♠†	535,471	6,543,459
Allspring Special Large Cap Value Fund Class R6♠	688,954	8,784,162
		35,159,531
Total investment companies (Cost $423,285,506)		440,872,169
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 43

Portfolio of investments—April 30, 2024

Spectrum Moderate Growth Fund

		Yield	Shares	Value
Short-term investments: 0.07%
Investment companies: 0.07%
Allspring Government Money Market Fund Select Class♠∞		5.23%	300,000	$300,000
Total short-term investments (Cost $300,000)				300,000
Total investments in securities (Cost $423,585,506)	99.02%			441,172,169
Other assets and liabilities, net	0.98			4,388,299
Total net assets	100.00%			$445,560,468

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
†	Non-income-earning security
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6	$15,203,693	$5,374,037	$(2,892,263)	$(343,521)	$361,862	$17,703,808
Allspring Disciplined Small Cap Fund Class R6	0	7,031,570	(733,553)	26,195	252,168	6,576,380
Allspring Discovery Large Cap Growth Fund Class R6†	7,635,012	1,970,874	(4,023,764)	356,965	646,819	6,585,906
Allspring Diversified Income Builder Fund Class R6	18,948,431	5,868,967	(4,118,915)	(259,197)	1,754,444	22,193,730
Allspring Emerging Markets Equity Fund Class R6	5,591,586	1,656,034	(1,048,551)	(231,149)	701,704	6,669,624
Allspring Global Investment Grade Credit Fund Class R6	11,397,364	3,407,259	(1,603,834)	(380,957)	425,786	13,245,618
Allspring High Yield Bond Fund Institutional Class	25,009,576	9,865,745	(6,142,922)	(834,167)	1,447,668	29,345,900
Allspring Income Plus Fund Institutional Class	29,800,554	10,758,919	(5,733,088)	(522,274)	555,333	34,859,444
Allspring Premier Large Company Growth Fund Class R6†	7,618,922	3,509,055	(4,339,841)	(795,915)	551,238	6,543,459
Allspring Special Large Cap Value Fund Class R6	7,436,131	2,213,739	(2,124,093)	(73,127)	1,331,512	8,784,162
Short-term investments
Allspring Government Money Market Fund Select Class	250,000	82,766,109	(82,716,109)	0	0	300,000
				$(3,057,147)	$8,028,534	$152,808,031
The accompanying notes are an integral part of these financial statements.
44 | Multi-Asset Funds

Portfolio of investments—April 30, 2024

Spectrum Moderate Growth Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6	2,169,584	$619,386	$0
Allspring Disciplined Small Cap Fund Class R6	529,499	14,359	130,221
Allspring Discovery Large Cap Growth Fund Class R6†	633,260	0	307,221
Allspring Diversified Income Builder Fund Class R6	3,900,480	966,813	0
Allspring Emerging Markets Equity Fund Class R6	263,830	75,211	0
Allspring Global Investment Grade Credit Fund Class R6	1,540,188	466,709	0
Allspring High Yield Bond Fund Institutional Class	9,880,774	1,694,292	0
Allspring Income Plus Fund Institutional Class	4,053,424	1,608,190	0
Allspring Premier Large Company Growth Fund Class R6†	535,471	0	1,757,999
Allspring Special Large Cap Value Fund Class R6	688,954	87,673	155,764
Short-term investments
Allspring Government Money Market Fund Select Class	300,000	29,836	0
		$5,562,469	$2,351,205

†	Non-income-earning security
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex- Corporate Portfolio*	8.92%	0.00%	$(2,711,248)	$1,766,299	$325,903	$0	$34,281	$0
Allspring Core Bond Portfolio	0.50	0.40	(897,611)	(158,995)	811,361	0	33,117	19,840,829
Allspring Disciplined International Developed Markets Portfolio	0.00	7.44	48,726	1,070,531	414	274,570	14,059	22,065,466
Allspring Disciplined Large Cap Portfolio	21.10	18.51	4,054,186	6,885,914	5,878	640,073	48,488	63,812,114
Allspring Emerging Growth Portfolio	1.14	1.56	67,275	206,863	38	4,356	3,311	4,336,190
Allspring Factor Enhanced Emerging Markets Equity Portfolio*	4.30	0.00	221,320	(119,294)	284	76,951	4,918	0
Allspring Factor Enhanced International Equity Portfolio*	8.72	0.00	5,679,521	(4,298,055)	2,214	205,592	53,807	0
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio*	4.85	0.00	6,201,313	(4,209,672)	2,354	159,847	24,700	0
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio*	4.72	0.00	331,194	(189,220)	685	38,797	8,508	0
Allspring Real Return Portfolio	13.83	21.24	(1,161,967)	776,217	984,510	120,425	403,147	50,614,982
Allspring Small Company Value Portfolio	0.71	0.61	226,704	474,772	10	68,947	1,779	4,345,165
			$12,059,413	$2,205,360	$2,133,651	$1,589,558	$630,115	$165,014,746

*	Liquidated on December 6, 2023
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 45

Portfolio of investments—April 30, 2024

Spectrum Moderate Growth Fund
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
TOPIX Index	78	6-13-2024	$13,331,819	$13,585,645	$253,826	$0
Euro Futures	103	6-17-2024	14,111,880	13,774,319	0	(337,561)
10-Year U.S. Treasury Notes	51	6-18-2024	5,497,640	5,479,312	0	(18,328)
S&P/TSX 60 Index	24	6-20-2024	4,573,540	4,551,919	0	(21,621)
E-Mini NASDAQ 100 Index	39	6-21-2024	14,269,048	13,705,575	0	(563,473)
E-Mini S&P 500 Index	80	6-21-2024	20,661,023	20,268,000	0	(393,023)
Long Gilt Futures	262	6-26-2024	31,656,495	31,356,662	0	(299,833)
Short
New Zealand Dollar Futures	(228)	6-17-2024	(14,017,020)	(13,446,300)	570,720	0
Swiss Franc Futures	(99)	6-17-2024	(14,241,968)	(13,535,775)	706,193	0
Canadian Dollar Futures	(185)	6-18-2024	(13,442,491)	(13,454,125)	0	(11,634)
Ultra Long Term U.S. Treasury Bond	(36)	6-18-2024	(4,553,605)	(4,304,250)	249,355	0
E-Mini Russell 2000 Index	(92)	6-21-2024	(9,002,774)	(9,133,760)	0	(130,986)
Euro STOXX 50 Index	(169)	6-21-2024	(8,953,339)	(8,832,077)	121,262	0
MSCI Emerging Markets Index	(270)	6-21-2024	(14,128,935)	(14,067,000)	61,935	0
					$1,963,291	$(1,776,459)
The accompanying notes are an integral part of these financial statements.
46 | Multi-Asset Funds

Statements of assets and liabilities—April 30, 2024
Financial statements
Statements of assets and liabilities
	Spectrum Aggressive Growth Fund	Spectrum Conservative Growth Fund
Assets
Investments in affiliated Master Portfolios, at value (cost $145,162,986 and $81,766,784, respectively)	$207,964,904	$80,152,826
Investments in unaffiliated Underlying Funds, at value (cost $159,561,324 and $59,654,396, respectively)	189,386,680	66,083,550
Investments in affiliated Underlying Funds, at value (cost $70,572,457 and $81,216,713, respectively)	75,746,797	79,019,802
Cash at broker segregated for futures contracts	3,321,847	2,939,809
Receivable for daily variation margin on open futures contracts	1,159,296	634,174
Receivable for investments sold	966,537	135,655
Receivable for Fund shares sold	68,883	2,242
Receivable for dividends	0	88,219
Prepaid expenses and other assets	80,028	66,509
Total assets	478,694,972	229,122,786
Liabilities
Overdraft due to custodian bank	966,844	126,073
Payable for daily variation margin on open futures contracts	491,095	484,514
Payable for Fund shares redeemed	350,842	476,484
Distribution fee payable	134,598	80,285
Management fee payable	98,825	30,145
Administration fees payable	75,108	37,654
Payable for investments purchased	0	100,711
Accrued expenses and other liabilities	140,966	78,782
Total liabilities	2,258,278	1,414,648
Total net assets	$476,436,694	$227,708,138
Net assets consist of
Paid-in capital	$367,422,962	$240,974,671
Total distributable earnings (loss)	109,013,732	(13,266,533)
Total net assets	$476,436,694	$227,708,138
Computation of net asset value and offering price per share
Net assets–Class A	$179,433,249	$91,384,100
Shares outstanding–Class A1	8,863,426	9,719,957
Net asset value per share–Class A	$20.24	$9.40
Maximum offering price per share – Class A2	$21.47	$9.97
Net assets–Class C	$214,467,175	$128,575,502
Shares outstanding–Class C1	10,760,566	13,259,494
Net asset value per share–Class C	$19.93	$9.70
Net assets–Administrator Class	$76,692,401	N/A
Shares outstanding–Administrator Class[1]	3,774,545	N/A
Net asset value per share–Administrator Class	$20.32	N/A
Net assets–Institutional Class	$5,843,869	$7,748,536
Shares outstanding–Institutional Class[1]	286,649	822,346
Net asset value per share–Institutional Class	$20.39	$9.42
1 Each Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 47

Statements of assets and liabilities—April 30, 2024
Statements of assets and liabilities

	Spectrum Growth Fund	Spectrum Income Allocation Fund	Spectrum Moderate Growth Fund
Assets
Investments in affiliated Master Portfolios, at value (cost $72,740,463, $47,017,808 and $156,041,303, respectively)	$82,428,797	$42,982,671	$165,014,746
Investments in unaffiliated Underlying Funds, at value (cost $52,382,436, $36,234,820 and $113,058,903, respectively)	60,206,497	37,001,426	123,349,392
Investments in affiliated Underlying Funds, at value (cost $61,327,011, $33,168,254 and $154,485,300, respectively)	61,828,669	32,053,722	152,808,031
Cash at broker segregated for futures contracts	2,649,862	1,469,887	5,766,735
Receivable for daily variation margin on open futures contracts	567,699	317,629	1,241,350
Receivable for investments sold	90,961	133,039	152,198
Receivable for Fund shares sold	28,716	3,210	112,969
Receivable for dividends	86,580	40,000	163,260
Prepaid expenses and other assets	68,891	83,780	142,999
Total assets	207,956,672	114,085,364	448,751,680
Liabilities
Overdraft due to custodian bank	63,261	103,500	64,408
Payable for daily variation margin on open futures contracts	426,718	238,162	953,679
Payable for Fund shares redeemed	175,380	154,756	1,494,468
Distribution fee payable	83,555	46,977	142,871
Management fee payable	36,444	9,144	67,471
Administration fees payable	34,483	18,689	71,136
Payable for investments purchased	116,952	71,079	256,696
Trustees’ fees and expenses payable	0	0	1,224
Accrued expenses and other liabilities	77,928	52,371	139,259
Total liabilities	1,014,721	694,678	3,191,212
Total net assets	$206,941,951	$113,390,686	$445,560,468
Net assets consist of
Paid-in capital	$186,032,641	$136,184,951	$420,900,363
Total distributable earnings (loss)	20,909,310	(22,794,265)	24,660,105
Total net assets	$206,941,951	$113,390,686	$445,560,468
Computation of net asset value and offering price per share
Net assets–Class A	$71,930,188	$34,182,821	$155,361,979
Shares outstanding–Class A1	6,004,540	4,034,483	13,449,474
Net asset value per share–Class A	$11.98	$8.47	$11.55
Maximum offering price per share – Class A2	$12.71	$8.99	$12.25
Net assets–Class C	$133,450,065	$75,015,827	$228,121,702
Shares outstanding–Class C1	10,867,982	8,849,455	19,281,952
Net asset value per share–Class C	$12.28	$8.48	$11.83
Net assets–Institutional Class	$1,561,698	$4,192,038	$62,076,787
Shares outstanding–Institutional Class[1]	130,169	495,654	5,365,693
Net asset value per share–Institutional Class	$12.00	$8.46	$11.57
1 Each Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
48 | Multi-Asset Funds

Statements of operations
Statements of operations
	Spectrum Aggressive Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $728,060 and $478,567, respectively)	$3,547,704	$6,358,376
Dividends from unaffiliated Underlying Funds	2,766,253	1,753,912
Dividends from affiliated Underlying Funds	501,921	476,150
Affiliated income allocated from affiliated Master Portfolios	387,409	237,995
Interest	201,094	68,479
Interest allocated from affiliated Master Portfolios	29,489	18,197
Expenses allocated from affiliated Master Portfolios	(658,281)	(830,142)
Waivers allocated from affiliated Master Portfolios	65,566	99,488
Total investment income	6,841,155	8,182,455
Expenses
Management fee	1,078,479	1,157,441
Administration fees
Class A	253,581	247,685
Class C	465,065	564,495
Administrator Class	89,239	92,418
Institutional Class	6,456	6,673
Shareholder servicing fees
Class A	315,735	294,843
Class C	578,445	670,826
Administrator Class	171,037	176,721
Distribution fee
Class C	1,728,067	2,004,079
Custody and accounting fees	12,222	51,206
Professional fees	50,200	59,173
Registration fees	87,525	75,867
Shareholder report expenses	19,811	92,125
Trustees’ fees and expenses	21,103	21,099
Other fees and expenses	24,846	12,192
Total expenses	4,901,811	5,526,843
Less: Fee waivers and/or expense reimbursements
Fund-level	(36,077)	(100,100)
Class A	(1,459)	(9,463)
Class C	(912)	(129)
Administrator Class	(6)	(4,499)
Institutional Class	0	(350)
Net expenses	4,863,357	5,412,302
Net investment income	1,977,798	2,770,153
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 49

Statements of operations
Statements of operations
	Spectrum Aggressive Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Investments allocated from affiliated Master Portfolios	$32,071,810	$(4,596,410)
Affiliated Underlying Funds	(1,347,087)	(4,754,043)
Unaffiliated Underlying Funds	(1,803,370)	(334,875)
Foreign currency and foreign currency translations	(8,778)	(11,814)
Futures contracts	(4,019,016)	(3,263,971)
Capital gain distributions from affiliated Underlying Funds	5,945,660	3,218,674
Net realized gains (losses) on investments	30,839,219	(9,742,439)
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	9,688,417	(306,707)
Affiliated Underlying Funds	7,866,715	3,138,693
Unaffiliated Underlying Funds	23,207,591	(435,576)
Foreign currency and foreign currency translations	0	6
Futures contracts	662,033	(274,628)
Net change in unrealized gains (losses) on investments	41,424,756	2,121,788
Net realized and unrealized gains (losses) on investments	72,263,975	(7,620,651)
Net increase (decrease) in net assets resulting from operations	$74,241,773	$(4,850,498)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
50 | Multi-Asset Funds

Statements of operations
Statements of operations

	Spectrum Conservative Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends from affiliated Underlying Funds	$3,962,088	$4,147,174
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $0 and $137, respectively)	2,196,155	2,932,793
Dividends from unaffiliated Underlying Funds	1,154,961	3,879,490
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $114,349 and $82,701, respectively)	632,586	1,218,955
Affiliated income allocated from affiliated Master Portfolios	407,797	125,829
Interest	137,821	39,295
Expenses allocated from affiliated Master Portfolios	(311,116)	(418,689)
Waivers allocated from affiliated Master Portfolios	43,602	58,447
Total investment income	8,223,894	11,983,294
Expenses
Management fee	559,818	690,978
Administration fees
Class A	80,765	67,984
Class C	350,826	486,514
Institutional Class	11,845	16,048
Shareholder servicing fees
Class A	100,637	80,933
Class C	435,925	578,185
Distribution fee
Class C	1,305,720	1,732,150
Custody and accounting fees	15,969	47,464
Professional fees	57,622	45,899
Registration fees	48,022	56,528
Shareholder report expenses	22,682	49,401
Trustees’ fees and expenses	21,778	23,125
Other fees and expenses	16,164	7,408
Total expenses	3,027,773	3,882,617
Less: Fee waivers and/or expense reimbursements
Fund-level	(85,919)	(112,872)
Class A	(3,052)	(41)
Class C	(248)	(33)
Net expenses	2,938,554	3,769,671
Net investment income	5,285,340	8,213,623
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 51

Statements of operations
Statements of operations
	Spectrum Conservative Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Investments allocated from affiliated Master Portfolios	$1,396,276	$(2,265,673)
Affiliated Underlying Funds	(2,236,028)	(2,903,289)
Unaffiliated Underlying Funds	(1,008,062)	(4,139,748)
Foreign currency and foreign currency translations	6,290	(6,896)
Futures contracts	851,678	(3,651,844)
Capital gain distributions from affiliated Underlying Funds	994,576	993,306
Net realized gains (losses) on investments	4,730	(11,974,144)
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	2,703,701	(4,808,442)
Affiliated Underlying Funds	4,842,846	(1,274,480)
Unaffiliated Underlying Funds	4,350,082	(3,609,512)
Foreign currency and foreign currency translations	(3)	3
Futures contracts	(1,082,453)	1,474,290
Net change in unrealized gains (losses) on investments	10,814,173	(8,218,141)
Net realized and unrealized gains (losses) on investments	10,818,903	(20,192,285)
Net increase (decrease) in net assets resulting from operations	$16,104,243	$(11,978,662)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
52 | Multi-Asset Funds

Statements of operations
Statements of operations

	Spectrum Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends from affiliated Underlying Funds	$2,418,315	$2,357,084
Dividends from unaffiliated Underlying Funds	1,063,277	3,214,898
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $197,874 and $136,502, respectively)	1,022,431	1,914,407
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $0 and $31, respectively)	925,507	1,233,202
Affiliated income allocated from affiliated Master Portfolios	342,172	90,955
Interest	115,469	34,096
Expenses allocated from affiliated Master Portfolios	(294,150)	(367,443)
Waivers allocated from affiliated Master Portfolios	36,313	50,653
Total investment income	5,629,334	8,527,852
Expenses
Management fee	479,764	547,847
Administration fees
Class A	66,368	52,395
Class C	316,365	403,725
Institutional Class	1,788	2,521
Shareholder servicing fees
Class A	82,698	62,354
Class C	393,372	479,867
Distribution fee
Class C	1,176,460	1,435,533
Custody and accounting fees	9,005	38,671
Professional fees	56,163	50,693
Registration fees	40,672	53,896
Shareholder report expenses	22,893	42,687
Trustees’ fees and expenses	21,778	23,426
Other fees and expenses	15,765	8,124
Total expenses	2,683,091	3,201,739
Less: Fee waivers and/or expense reimbursements
Fund-level	(82,705)	(122,730)
Class A	(2,684)	(93)
Class C	(475)	(64)
Institutional Class	(94)	0
Net expenses	2,597,133	3,078,852
Net investment income	3,032,201	5,449,000
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 53

Statements of operations
Statements of operations
	Spectrum Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Investments allocated from affiliated Master Portfolios	$9,222,293	$1,904,140
Affiliated Underlying Funds	(1,225,056)	(2,388,995)
Unaffiliated Underlying Funds	(759,380)	(3,752,393)
Foreign currency and foreign currency translations	7,022	(5,335)
Futures contracts	729,442	(2,826,492)
Capital gain distributions from affiliated Underlying Funds	1,681,226	1,172,746
Net realized gains (losses) on investments	9,655,547	(5,896,329)
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	1,327,399	(5,448,625)
Affiliated Underlying Funds	4,488,800	(12,378)
Unaffiliated Underlying Funds	5,741,798	(3,738,833)
Foreign currency and foreign currency translations	(2,123)	1,167
Futures contracts	(919,132)	1,342,099
Net change in unrealized gains (losses) on investments	10,636,742	(7,856,570)
Net realized and unrealized gains (losses) on investments	20,292,289	(13,752,899)
Net increase (decrease) in net assets resulting from operations	$23,324,490	$(8,303,899)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
54 | Multi-Asset Funds

Statements of operations
Statements of operations

	Spectrum Income Allocation Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $0 and $139, respectively)	$1,896,745	$2,520,636
Dividends from affiliated Underlying Funds	1,802,621	2,090,918
Dividends from unaffiliated Underlying Funds	574,082	2,011,436
Affiliated income allocated from affiliated Master Portfolios	226,536	91,341
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $19,757 and $14,847, respectively)	139,268	246,343
Interest	74,009	20,557
Expenses allocated from affiliated Master Portfolios	(175,496)	(252,350)
Waivers allocated from affiliated Master Portfolios	25,855	32,311
Total investment income	4,563,620	6,761,192
Expenses
Management fee	286,299	382,856
Administration fees
Class A	36,689	39,943
Class C	185,245	269,867
Institutional Class	5,304	7,298
Shareholder servicing fees
Class A	45,690	47,552
Class C	230,032	320,588
Distribution fee
Class C	689,116	960,662
Custody and accounting fees	12,924	34,315
Professional fees	54,757	43,375
Registration fees	41,473	48,385
Shareholder report expenses	22,388	34,724
Trustees’ fees and expenses	21,778	22,208
Other fees and expenses	14,315	7,855
Total expenses	1,646,010	2,219,628
Less: Fee waivers and/or expense reimbursements
Fund-level	(116,881)	(124,643)
Class A	(2,601)	(955)
Class C	(129)	(18)
Institutional Class	(253)	(301)
Net expenses	1,526,146	2,093,711
Net investment income	3,037,474	4,667,481
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 55

Statements of operations
Statements of operations
	Spectrum Income Allocation Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Investments allocated from affiliated Master Portfolios	$(4,188,554)	$(3,712,038)
Affiliated Underlying Funds	(1,282,062)	(1,586,414)
Unaffiliated Underlying Funds	(591,220)	(1,430,246)
Foreign currency and foreign currency translations	1,540	(3,692)
Futures contracts	262,248	(1,302,521)
Capital gain distributions from affiliated Underlying Funds	157,487	310,326
Net realized losses on investments	(5,640,561)	(7,724,585)
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	2,997,712	(1,684,145)
Affiliated Underlying Funds	2,182,091	(623,909)
Unaffiliated Underlying Funds	1,062,296	(2,292,100)
Foreign currency and foreign currency translations	1,809	307
Futures contracts	(553,505)	699,300
Net change in unrealized gains (losses) on investments	5,690,403	(3,900,547)
Net realized and unrealized gains (losses) on investments	49,842	(11,625,132)
Net increase (decrease) in net assets resulting from operations	$3,087,316	$(6,957,651)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
56 | Multi-Asset Funds

Statements of operations
Statements of operations

	Spectrum Moderate Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Investment income
Dividends from affiliated Underlying Funds	$5,562,469	$5,659,178
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $0 and $94, respectively)	2,133,651	2,800,392
Dividends from unaffiliated Underlying Funds	1,778,047	5,723,485
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $299,899 and $207,701, respectively)	1,589,558	2,939,838
Affiliated income allocated from affiliated Master Portfolios	630,115	166,947
Interest	201,712	60,326
Expenses allocated from affiliated Master Portfolios	(512,956)	(636,947)
Waivers allocated from affiliated Master Portfolios	64,559	88,914
Total investment income	11,447,155	16,802,133
Expenses
Management fee	889,302	1,011,786
Administration fees
Class A	126,086	91,503
Class C	554,898	744,739
Institutional Class	21,679	8,455
Shareholder servicing fees
Class A	156,400	108,914
Class C	689,647	885,066
Distribution fee
Class C	2,066,698	2,651,764
Custody and accounting fees	18,635	42,393
Professional fees	67,806	46,843
Registration fees	45,855	36,697
Shareholder report expenses	22,006	48,611
Trustees’ fees and expenses	25,618	22,203
Other fees and expenses	20,031	9,688
Total expenses	4,704,661	5,708,662
Less: Fee waivers and/or expense reimbursements
Fund-level	(62,225)	(46,858)
Class A	(11,546)	(18)
Class C	(336)	(52)
Institutional Class	(8,999)	0
Net expenses	4,621,555	5,661,734
Net investment income	6,825,600	11,140,399
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 57

Statements of operations
Statements of operations
	Spectrum Moderate Growth Fund
	Year Ended April 30, 2024[1]	Year Ended May 31, 2023
Realized and unrealized gains (losses) on investments
Net realized gain (losses) on
Investments allocated from affiliated Master Portfolios	$12,059,413	$1,464,128
Affiliated Underlying Funds	(3,057,147)	(5,201,765)
Unaffiliated Underlying Funds	(1,813,842)	(7,094,139)
Foreign currency and foreign currency translations	(31,018)	(10,045)
Futures contracts	954,912	(5,290,918)
Capital gain distributions from affiliated Underlying Funds	2,351,205	2,070,278
Net realized gains (losses) on investments	10,463,523	(14,062,461)
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	2,205,360	(8,912,352)
Affiliated Underlying Funds	8,028,534	(785,752)
Unaffiliated Underlying Funds	8,382,219	(5,993,481)
Foreign currency and foreign currency translations	33,288	2,542
Futures contracts	(1,494,322)	2,251,067
Net change in unrealized gains (losses) on investments	17,155,079	(13,437,976)
Net realized and unrealized gains (losses) on investments	27,618,602	(27,500,437)
Net increase (decrease) in net assets resulting from operations	$34,444,202	$(16,360,038)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
58 | Multi-Asset Funds

Statements of changes in net assets
Statements of changes in net assets
	Spectrum Aggressive Growth Fund
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$1,977,798		$2,770,153		$925,743
Net realized gains (losses) on investments		30,839,219		(9,742,439)		26,183,999
Net change in unrealized gains (losses) on investments		41,424,756		2,121,788		(77,972,191)
Net increase (decrease) in net assets resulting from operations		74,241,773		(4,850,498)		(50,862,449)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(5,360,320)		(10,049,605)
Class C		0		(10,294,513)		(46,652,606)
Administrator Class		0		(3,317,435)		0 [2]
Institutional Class		0		(249,706)		(874,349)
Tax basis return of capital
Class A		0		(583,510)		0
Class C		0		(1,329,868)		0
Administrator Class		0		(351,709)		0 [2]
Institutional Class		0		(25,395)		0
Total distributions to shareholders		0		(21,512,456)		(57,576,560)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,722,866	54,946,396	721,959	12,361,279	816,312	18,171,153
Class C	217,777	4,064,749	309,768	5,239,508	343,193	7,214,990
Administrator Class	96,860	1,837,629	95,193	1,618,791	45,122 [2]	865,939 [2]
Institutional Class	201,235	3,918,776	158,844	2,731,633	634,500	14,278,622
		64,767,550		21,951,211		40,530,704
Reinvestment of distributions
Class A	0	0	352,466	5,923,710	480,525	10,028,952
Class C	0	0	692,911	11,606,677	2,264,481	46,540,235
Administrator Class	0	0	215,782	3,634,990	0 [2]	0 [2]
Institutional Class	0	0	16,341	275,101	41,686	874,349
		0		21,440,478		57,443,536
Payment for shares redeemed
Class A	(859,529)	(16,492,203)	(964,265)	(16,433,611)	(680,485)	(14,517,658)
Class C	(4,368,924)	(85,015,803)	(2,892,486)	(48,988,220)	(2,606,924)	(55,520,562)
Administrator Class	(432,389)	(8,340,841)	(409,693)	(7,043,597)	(563,869)[2]	(10,089,956)[2]
Institutional Class	(193,500)	(3,748,805)	(213,905)	(3,636,097)	(706,658)	(16,276,740)
		(113,597,652)		(76,101,525)		(96,404,916)
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2 For the period from February 4, 2022 (commencement of class operations) to May 31, 2022
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 59

Statements of changes in net assets
	Spectrum Aggressive Growth Fund
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
	Shares		Shares		Shares
Net asset value of shares issued in acquisition
Class A	0	$0	0	$0	3,370,579	$67,600,166
Class C	0	0	0	0	57,632	1,147,568
Administrator Class	0	0	0	0	4,727,539 [2]	95,077,457 [2]
		0		0		163,825,191
Net increase (decrease) in net assets resulting from capital share transactions		(48,830,102)		(32,709,836)		165,394,515
Total increase (decrease) in net assets		25,411,671		(59,072,790)		56,955,506
Net assets
Beginning of period		451,025,023		510,097,813		453,142,307
End of period		$476,436,694		$451,025,023		$510,097,813
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
2  For the period from February 4, 2022 (commencement of class operations) to May 31, 2022
The accompanying notes are an integral part of these financial statements.
60 | Multi-Asset Funds

Statements of changes in net assets

	Spectrum Conservative Growth Fund
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$5,285,340		$8,213,623		$6,806,428
Net realized gains (losses) on investments		4,730		(11,974,144)		8,220,605
Net change in unrealized gains (losses) on investments		10,814,173		(8,218,141)		(36,062,340)
Net increase (decrease) in net assets resulting from operations		16,104,243		(11,978,662)		(21,035,307)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,180,209)		(2,099,930)		(4,026,983)
Class C		(4,422,294)		(12,875,159)		(28,133,207)
Institutional Class		(318,328)		(844,294)		(1,743,701)
Total distributions to shareholders		(5,920,831)		(15,819,383)		(33,903,891)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	7,294,658	69,140,292	579,071	5,351,457	405,172	4,537,206
Class C	143,772	1,376,803	528,590	4,942,351	390,078	4,442,312
Institutional Class	352,701	3,275,097	210,943	1,927,887	1,635,750	19,304,397
		73,792,192		12,221,695		28,283,915
Reinvestment of distributions
Class A	123,473	1,150,997	231,125	2,091,844	362,796	4,006,426
Class C	464,152	4,407,108	1,381,228	12,866,079	2,485,248	28,094,921
Institutional Class	34,514	318,328	93,167	844,294	158,208	1,742,918
		5,876,433		15,802,217		33,844,265
Payment for shares redeemed
Class A	(1,182,836)	(11,057,327)	(751,253)	(6,888,334)	(782,754)	(8,635,241)
Class C	(10,299,839)	(99,704,821)	(4,683,836)	(44,241,657)	(5,251,986)	(60,023,029)
Institutional Class	(938,179)	(8,788,788)	(218,887)	(2,000,907)	(770,543)	(8,351,769)
		(119,550,936)		(53,130,898)		(77,010,039)
Net decrease in net assets resulting from capital share transactions		(39,882,311)		(25,106,986)		(14,881,859)
Total decrease in net assets		(29,698,899)		(52,905,031)		(69,821,057)
Net assets
Beginning of period		257,407,037		310,312,068		380,133,125
End of period		$227,708,138		$257,407,037		$310,312,068
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 61

Statements of changes in net assets

	Spectrum Growth Fund
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$3,032,201		$5,449,000		$5,149,272
Net realized gains (losses) on investments		9,655,547		(5,896,329)		14,558,737
Net change in unrealized gains (losses) on investments		10,636,742		(7,856,570)		(36,266,865)
Net increase (decrease) in net assets resulting from operations		23,324,490		(8,303,899)		(16,558,856)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(163,146)		(1,789,005)		(4,137,271)
Class C		(470,432)		(12,249,697)		(30,888,748)
Institutional Class		(11,832)		(154,866)		(338,432)
Total distributions to shareholders		(645,410)		(14,193,568)		(35,364,451)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	4,032,374	48,413,477	437,991	4,760,622	246,428	3,515,326
Class C	273,336	3,189,012	344,996	3,865,363	465,805	6,529,020
Institutional Class	241,696	2,779,304	174,644	1,899,496	204,168	2,791,934
		54,381,793		10,525,481		12,836,280
Reinvestment of distributions
Class A	13,465	158,887	168,220	1,784,634	307,722	4,128,480
Class C	38,736	469,872	1,117,113	12,232,792	2,251,455	30,852,298
Institutional Class	1,002	11,832	14,625	154,866	25,184	338,432
		640,591		14,172,292		35,319,210
Payment for shares redeemed
Class A	(448,066)	(5,189,948)	(450,613)	(4,944,924)	(467,843)	(6,436,687)
Class C	(5,876,912)	(71,235,940)	(2,771,943)	(31,050,525)	(2,997,181)	(42,147,744)
Institutional Class	(265,077)	(3,042,030)	(245,195)	(2,657,387)	(199,958)	(2,769,747)
		(79,467,918)		(38,652,836)		(51,354,178)
Net decrease in net assets resulting from capital share transactions		(24,445,534)		(13,955,063)		(3,198,688)
Total decrease in net assets		(1,766,454)		(36,452,530)		(55,121,995)
Net assets
Beginning of period		208,708,405		245,160,935		300,282,930
End of period		$206,941,951		$208,708,405		$245,160,935
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
62 | Multi-Asset Funds

Statements of changes in net assets

	Spectrum Income Allocation Fund
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$3,037,474		$4,667,481		$3,406,997
Net realized losses on investments		(5,640,561)		(7,724,585)		(547,741)
Net change in unrealized gains (losses) on investments		5,690,403		(3,900,547)		(16,587,889)
Net increase (decrease) in net assets resulting from operations		3,087,316		(6,957,651)		(13,728,633)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(608,137)		(864,868)		(1,594,768)
Class C		(2,406,091)		(4,811,187)		(10,477,880)
Institutional Class		(147,267)		(271,477)		(790,454)
Total distributions to shareholders		(3,161,495)		(5,947,532)		(12,863,102)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,581,239	22,165,611	361,848	3,108,477	287,235	2,920,363
Class C	51,365	434,536	208,362	1,804,859	367,054	3,613,412
Institutional Class	138,442	1,185,601	53,807	469,980	1,272,557	13,383,942
		23,785,748		5,383,316		19,917,717
Reinvestment of distributions
Class A	71,196	607,225	101,327	863,269	157,714	1,593,948
Class C	281,333	2,396,528	563,218	4,801,488	1,036,351	10,471,257
Institutional Class	17,323	147,267	31,957	271,477	78,749	789,993
		3,151,020		5,936,234		12,855,198
Payment for shares redeemed
Class A	(636,599)	(5,439,908)	(692,795)	(5,923,735)	(498,067)	(5,053,056)
Class C	(5,153,255)	(43,965,492)	(3,260,095)	(28,066,319)	(3,981,333)	(39,973,681)
Institutional Class	(318,170)	(2,698,142)	(68,847)	(596,639)	(818,687)	(7,694,286)
		(52,103,542)		(34,586,693)		(52,721,023)
Net decrease in net assets resulting from capital share transactions		(25,166,774)		(23,267,143)		(19,948,108)
Total decrease in net assets		(25,240,953)		(36,172,326)		(46,539,843)
Net assets
Beginning of period		138,631,639		174,803,965		221,343,808
End of period		$113,390,686		$138,631,639		$174,803,965
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 63

Statements of changes in net assets

	Spectrum Moderate Growth Fund
	Year ended April 30, 2024[1]		Year ended May 31, 2023		Year ended May 31, 2022
Operations
Net investment income		$6,825,600		$11,140,399		$9,720,875
Net realized gains (losses) on investments		10,463,523		(14,062,461)		22,358,842
Net change in unrealized gains (losses) on investments		17,155,079		(13,437,976)		(62,757,073)
Net increase (decrease) in net assets resulting from operations		34,444,202		(16,360,038)		(30,677,356)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(249,522)		(2,975,461)		(6,498,756)
Class C		(581,166)		(21,472,598)		(50,916,068)
Institutional Class		(49,290)		(475,492)		(1,255,455)
Total distributions to shareholders		(879,978)		(24,923,551)		(58,670,279)
Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	7,422,396	85,935,853	695,034	7,405,345	437,749	5,871,568
Class C	315,492	3,575,584	508,539	5,636,312	525,068	7,193,590
Institutional Class	343,529	3,899,955	367,124	3,944,823	861,717	11,938,967
		93,411,392		16,986,480		25,004,125
Reinvestment of distributions
Class A	21,599	247,312	283,302	2,949,491	496,494	6,478,082
Class C	49,341	580,251	1,998,615	21,442,402	3,817,523	50,833,512
Institutional Class	4,301	49,290	45,741	475,492	96,014	1,255,455
		876,853		24,867,385		58,567,049
Payment for shares redeemed
Class A	(1,350,712)	(15,317,497)	(712,515)	(7,636,466)	(945,140)	(12,411,416)
Class C	(11,534,917)	(134,613,402)	(6,098,542)	(67,180,571)	(5,676,098)	(76,893,468)
Institutional Class	(824,930)	(9,587,842)	(407,494)	(4,406,072)	(571,340)	(7,428,017)
		(159,518,741)		(79,223,109)		(96,732,901)
Net asset value of shares issued in acquisition
Class A	3,078,205	35,799,448	0	0	0	0
Class C	229,056	2,731,994	0	0	0	0
Institutional Class	5,203,889	60,575,878	0	0	0	0
		99,107,320		0		0
Net increase (decrease) in net assets resulting from capital share transactions		33,876,824		(37,369,244)		(13,161,727)
Total increase (decrease) in net assets		67,441,048		(78,652,833)		(102,509,362)
Net assets
Beginning of period		378,119,420		456,772,253		559,281,615
End of period		$445,560,468		$378,119,420		$456,772,253
1 For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
The accompanying notes are an integral part of these financial statements.
64 | Multi-Asset Funds

Financial highlights
Financial highlights
Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.22	$18.17	$22.82	$18.59	$16.52	$20.55
Net investment income	0.14 [2]	0.17 [2]	0.25	0.14	0.19	0.17 [2]
Net realized and unrealized gains (losses) on investments	2.88	(0.24)	(1.74)	6.65	2.11	(0.81)
Total from investment operations	3.02	(0.07)	(1.49)	6.79	2.30	(0.64)
Distributions to shareholders from
Net investment income	0.00	(0.20)	(0.18)	(0.22)	(0.19)	(0.26)
Net realized gains	0.00	(0.60)	(2.98)	(2.34)	(0.04)	(3.13)
Tax basis return of capital	0.00	(0.08)	0.00	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.88)	(3.16)	(2.56)	(0.23)	(3.39)
Net asset value, end of period	$20.24	$17.22	$18.17	$22.82	$18.59	$16.52
Total return[3]	17.54%	(0.20)%	(8.22)%	38.53%	13.91%	(2.35)%
Ratios to average net assets (annualized)
Gross expenses*	0.75%	0.78%	0.76%	0.77%	0.77%	0.76%
Net expenses*	0.74%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.82%	1.02%	0.76%	0.63%	1.08%	0.97%
Supplemental data
Portfolio turnover rate[4]	62%	38%	62%	82%	71%	78%
Net assets, end of period (000s omitted)	$179,433	$120,576	$125,195	$66,239	$44,714	$42,588

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.14%
Year ended May 31, 2023	0.16%
Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.18%
Year ended May 31, 2019	0.18%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 65

Financial highlights

Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.07	$18.00	$22.63	$18.45	$16.39	$20.33
Net investment income (loss)	0.02 [2]	0.04 [2]	(0.01)	(0.03)	0.07	0.06
Net realized and unrealized gains (losses) on investments	2.84	(0.24)	(1.63)	6.62	2.07	(0.82)
Total from investment operations	2.86	(0.20)	(1.64)	6.59	2.14	(0.76)
Distributions to shareholders from
Net investment income	0.00	(0.05)	(0.01)	(0.07)	(0.04)	(0.05)
Net realized gains	0.00	(0.60)	(2.98)	(2.34)	(0.04)	(3.13)
Tax basis return of capital	0.00	(0.08)	0.00	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.73)	(2.99)	(2.41)	(0.08)	(3.18)
Net asset value, end of period	$19.93	$17.07	$18.00	$22.63	$18.45	$16.39
Total return[3]	16.75%	(0.96)%	(8.87)%	37.57%	13.06%	(3.16)%
Ratios to average net assets (annualized)
Gross expenses*	1.50%	1.52%	1.50%	1.52%	1.52%	1.51%
Net expenses*	1.49%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	0.11%	0.27%	(0.03)%	(0.12)%	0.33%	0.32%
Supplemental data
Portfolio turnover rate[4]	62%	38%	62%	82%	71%	78%
Net assets, end of period (000s omitted)	$214,467	$254,615	$302,402	$378,941	$323,778	$355,837

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.14%
Year ended May 31, 2023	0.16%
Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.18%
Year ended May 31, 2019	0.18%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
66 | Multi-Asset Funds

Financial highlights

Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Administrator Class		2023	2022[2]
Net asset value, beginning of period	$17.28	$18.23	$20.11
Net investment income	0.16 [3]	0.19 [3]	0.06
Net realized and unrealized gains (losses) on investments	2.88	(0.25)	(1.94)
Total from investment operations	3.04	(0.06)	(1.88)
Distributions to shareholders from
Net investment income	0.00	(0.21)	0.00
Net realized gains	0.00	(0.60)	0.00
Tax basis return of capital	0.00	(0.08)	0.00
Total distributions to shareholders	0.00	(0.89)	0.00
Net asset value, end of period	$20.32	$17.28	$18.23
Total return[4]	17.59%	(0.10)%	(9.35)%
Ratios to average net assets (annualized)
Gross expenses*	0.68%	0.70%	0.67%
Net expenses*	0.67%	0.67%	0.67%
Net investment income	0.92%	1.10%	0.98%
Supplemental data
Portfolio turnover rate[5]	62%	38%	62%
Net assets, end of period (000s omitted)	$76,692	$71,010	$76,706

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.14%
Year ended May 31, 2023	0.16%
Year ended May 31, 2022[2]	0.15%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the period from February 4, 2022 (commencement of class operations) to May 31, 2022
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 67

Financial highlights

Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019[2]
Net asset value, beginning of period	$17.30	$18.24	$22.87	$18.62	$16.55	$21.08
Net investment income	0.20 [3]	0.23 [3]	0.27	0.22	0.29	0.14
Net realized and unrealized gains (losses) on investments	2.89	(0.24)	(1.69)	6.65	2.07	(1.26)
Total from investment operations	3.09	(0.01)	(1.42)	6.87	2.36	(1.12)
Distributions to shareholders from
Net investment income	0.00	(0.25)	(0.23)	(0.28)	(0.25)	(0.28)
Net realized gains	0.00	(0.60)	(2.98)	(2.34)	(0.04)	(3.13)
Tax basis return of capital	0.00	(0.08)	0.00	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.93)	(3.21)	(2.62)	(0.29)	(3.41)
Net asset value, end of period	$20.39	$17.30	$18.24	$22.87	$18.62	$16.55
Total return[4]	17.86%	0.18%	(7.89)%	38.96%	14.26%	(4.54)%
Ratios to average net assets (annualized)
Gross expenses*	0.43%	0.45%	0.43%	0.43%	0.44%	0.43%
Net expenses*	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.15%	1.35%	1.00%	0.96%	1.40%	1.40%
Supplemental data
Portfolio turnover rate[5]	62%	38%	62%	82%	71%	78%
Net assets, end of period (000s omitted)	$5,844	$4,824	$5,794	$7,962	$2,281	$1,172

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.14%
Year ended May 31, 2023	0.16%
Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.18%
Year ended May 31, 2019[2]	0.18%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
68 | Multi-Asset Funds

Financial highlights

Spectrum Conservative Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.04	$9.97	$11.73	$10.92	$10.30	$10.90
Net investment income	0.24 [2]	0.33 [2]	0.28	0.14	0.15	0.19 [2]
Net realized and unrealized gains (losses) on investments	0.41	(0.65)	(0.85)	1.56	0.76	0.03
Total from investment operations	0.65	(0.32)	(0.57)	1.70	0.91	0.22
Distributions to shareholders from
Net investment income	(0.29)	(0.38)	(0.29)	(0.11)	(0.21)	(0.18)
Net realized gains	0.00	(0.23)	(0.90)	(0.78)	(0.08)	(0.64)
Total distributions to shareholders	(0.29)	(0.61)	(1.19)	(0.89)	(0.29)	(0.82)
Net asset value, end of period	$9.40	$9.04	$9.97	$11.73	$10.92	$10.30
Total return[3]	7.32%	(3.11)%	(5.69)%	16.04%	8.95%	2.40%
Ratios to average net assets (annualized)
Gross expenses*	0.79%	0.79%	0.78%	0.77%	0.77%	0.76%
Net expenses*	0.74%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.83%	3.58%	2.52%	1.07%	1.47%	1.81%
Supplemental data
Portfolio turnover rate[4]	96%	93%	137%	152%	162%	155%
Net assets, end of period (000s omitted)	$91,384	$31,509	$34,171	$40,354	$31,965	$34,104

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.12%
Year ended May 31, 2023	0.13%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.16%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 69

Financial highlights

Spectrum Conservative Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.30	$10.23	$11.98	$11.14	$10.50	$11.10
Net investment income	0.19 [2]	0.27 [2]	0.21	0.04	0.09	0.12 [2]
Net realized and unrealized gains (losses) on investments	0.42	(0.67)	(0.88)	1.61	0.77	0.02
Total from investment operations	0.61	(0.40)	(0.67)	1.65	0.86	0.14
Distributions to shareholders from
Net investment income	(0.21)	(0.30)	(0.18)	(0.03)	(0.14)	(0.10)
Net realized gains	0.00	(0.23)	(0.90)	(0.78)	(0.08)	(0.64)
Total distributions to shareholders	(0.21)	(0.53)	(1.08)	(0.81)	(0.22)	(0.74)
Net asset value, end of period	$9.70	$9.30	$10.23	$11.98	$11.14	$10.50
Total return[3]	6.60%	(3.83)%	(6.38)%	15.17%	8.24%	1.58%
Ratios to average net assets (annualized)
Gross expenses*	1.53%	1.54%	1.53%	1.52%	1.52%	1.51%
Net expenses*	1.49%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.20%	2.84%	1.80%	0.31%	0.73%	1.13%
Supplemental data
Portfolio turnover rate[4]	96%	93%	137%	152%	162%	155%
Net assets, end of period (000s omitted)	$128,576	$213,452	$263,264	$336,665	$339,482	$393,207

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.12%
Year ended May 31, 2023	0.13%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
70 | Multi-Asset Funds

Financial highlights

Spectrum Conservative Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019[2]
Net asset value, beginning of period	$9.06	$10.00	$11.77	$10.94	$10.32	$11.06
Net investment income	0.28 [3]	0.36 [3]	0.34	0.17	0.20	0.14
Net realized and unrealized gains (losses) on investments	0.40	(0.66)	(0.87)	1.57	0.74	(0.04)
Total from investment operations	0.68	(0.30)	(0.53)	1.74	0.94	0.10
Distributions to shareholders from
Net investment income	(0.32)	(0.41)	(0.34)	(0.13)	(0.24)	(0.20)
Net realized gains	0.00	(0.23)	(0.90)	(0.78)	(0.08)	(0.64)
Total distributions to shareholders	(0.32)	(0.64)	(1.24)	(0.91)	(0.32)	(0.84)
Net asset value, end of period	$9.42	$9.06	$10.00	$11.77	$10.94	$10.32
Total return[4]	7.60%	(2.87)%	(5.36)%	16.44%	9.26%	1.28%
Ratios to average net assets (annualized)
Gross expenses*	0.46%	0.46%	0.45%	0.44%	0.44%	0.43%
Net expenses*	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	3.35%	3.89%	2.24%	1.39%	1.80%	1.37%
Supplemental data
Portfolio turnover rate[5]	96%	93%	137%	152%	162%	155%
Net assets, end of period (000s omitted)	$7,749	$12,445	$12,877	$3,114	$2,678	$1,817

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.12%
Year ended May 31, 2023	0.13%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019[2]	0.16%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 71

Financial highlights

Spectrum Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.72	$11.87	$14.46	$12.70	$11.57	$13.88
Net investment income	0.22 [2]	0.34 [2]	0.34 [2]	0.13	0.15	0.14 [2]
Net realized and unrealized gains (losses) on investments	1.11	(0.67)	(1.00)	3.24	1.17	(0.30)
Total from investment operations	1.33	(0.33)	(0.66)	3.37	1.32	(0.16)
Distributions to shareholders from
Net investment income	(0.07)	(0.41)	(0.33)	(0.13)	(0.18)	(0.23)
Net realized gains	0.00	(0.41)	(1.60)	(1.48)	(0.01)	(1.92)
Total distributions to shareholders	(0.07)	(0.82)	(1.93)	(1.61)	(0.19)	(2.15)
Net asset value, end of period	$11.98	$10.72	$11.87	$14.46	$12.70	$11.57
Total return[3]	12.42%	(2.53)%	(5.83)%	27.87%	11.34%	(0.38)%
Ratios to average net assets (annualized)
Gross expenses*	0.79%	0.81%	0.80%	0.79%	0.79%	0.78%
Net expenses*	0.74%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.10%	3.12%	2.46%	0.90%	1.14%	1.20%
Supplemental data
Portfolio turnover rate[4]	74%	57%	61%	100%	98%	97%
Net assets, end of period (000s omitted)	$71,930	$25,803	$26,717	$31,295	$25,089	$23,420

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.14%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.14%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
72 | Multi-Asset Funds

Financial highlights

Spectrum Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.03	$12.17	$14.78	$12.96	$11.78	$14.02
Net investment income	0.16 [2]	0.27 [2]	0.24	0.02	0.06	0.08
Net realized and unrealized gains (losses) on investments	1.12	(0.68)	(1.03)	3.30	1.20	(0.33)
Total from investment operations	1.28	(0.41)	(0.79)	3.32	1.26	(0.25)
Distributions to shareholders from
Net investment income	(0.03)	(0.32)	(0.22)	(0.02)	(0.07)	(0.07)
Net realized gains	0.00	(0.41)	(1.60)	(1.48)	(0.01)	(1.92)
Total distributions to shareholders	(0.03)	(0.73)	(1.82)	(1.50)	(0.08)	(1.99)
Net asset value, end of period	$12.28	$11.03	$12.17	$14.78	$12.96	$11.78
Total return[3]	11.62%	(3.22)%	(6.53)%	26.86%	10.67%	(1.12)%
Ratios to average net assets (annualized)
Gross expenses*	1.53%	1.56%	1.55%	1.54%	1.53%	1.52%
Net expenses*	1.49%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.46%	2.39%	1.73%	0.15%	0.40%	0.56%
Supplemental data
Portfolio turnover rate[4]	74%	57%	61%	100%	98%	97%
Net assets, end of period (000s omitted)	$133,450	$181,270	$215,969	$266,399	$241,980	$261,722

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 73

Financial highlights

Spectrum Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019[2]
Net asset value, beginning of period	$10.72	$11.87	$14.46	$12.70	$11.57	$14.20
Net investment income	0.26 [3]	0.39 [3]	0.42	0.22	0.16	0.18
Net realized and unrealized gains (losses) on investments	1.10	(0.68)	(1.03)	3.19	1.20	(0.65)
Total from investment operations	1.36	(0.29)	(0.61)	3.41	1.36	(0.47)
Distributions to shareholders from
Net investment income	(0.08)	(0.45)	(0.38)	(0.17)	(0.22)	(0.24)
Net realized gains	0.00	(0.41)	(1.60)	(1.48)	(0.01)	(1.92)
Total distributions to shareholders	(0.08)	(0.86)	(1.98)	(1.65)	(0.23)	(2.16)
Net asset value, end of period	$12.00	$10.72	$11.87	$14.46	$12.70	$11.57
Total return[4]	12.74%	(2.17)%	(5.55)%	28.25%	11.71%	(2.47)%
Ratios to average net assets (annualized)
Gross expenses*	0.47%	0.48%	0.47%	0.46%	0.46%	0.45%
Net expenses*	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	2.46%	3.53%	2.85%	1.24%	1.44%	1.84%
Supplemental data
Portfolio turnover rate[5]	74%	57%	61%	100%	98%	97%
Net assets, end of period (000s omitted)	$1,562	$1,636	$2,475	$2,589	$1,016	$699

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.14%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019[2]	0.17%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
74 | Multi-Asset Funds

Financial highlights

Spectrum Income Allocation Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.48	$9.18	$10.50	$10.40	$9.82	$10.05
Net investment income	0.25 [2]	0.32 [2]	0.23	0.11	0.16	0.18
Net realized and unrealized gains (losses) on investments	0.01	(0.63)	(0.83)	0.71	0.59	0.18
Total from investment operations	0.26	(0.31)	(0.60)	0.82	0.75	0.36
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.25)	(0.14)	(0.17)	(0.19)
Net realized gains	0.00	(0.08)	(0.47)	(0.58)	0.00	(0.40)
Total distributions to shareholders	(0.27)	(0.39)	(0.72)	(0.72)	(0.17)	(0.59)
Net asset value, end of period	$8.47	$8.48	$9.18	$10.50	$10.40	$9.82
Total return[3]	3.04%	(3.32)%	(6.28)%	8.07%	7.72%	3.84%
Ratios to average net assets (annualized)
Gross expenses*	0.85%	0.83%	0.81%	0.80%	0.80%	0.79%
Net expenses*	0.74%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.20%	3.67%	2.26%	1.04%	1.61%	2.15%
Supplemental data
Portfolio turnover rate[4]	143%	148%	225%	206%	197%	183%
Net assets, end of period (000s omitted)	$34,183	$17,128	$20,647	$24,170	$21,256	$16,242

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.16%
Year ended May 31, 2020	0.15%
Year ended May 31, 2019	0.16%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 75

Financial highlights

Spectrum Income Allocation Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.48	$9.18	$10.46	$10.36	$9.81	$10.06
Net investment income	0.20 [2]	0.25 [2]	0.15	0.03	0.09	0.14 [2]
Net realized and unrealized gains (losses) on investments	0.00	(0.62)	(0.82)	0.71	0.58	0.13
Total from investment operations	0.20	(0.37)	(0.67)	0.74	0.67	0.27
Distributions to shareholders from
Net investment income	(0.20)	(0.25)	(0.14)	(0.06)	(0.12)	(0.12)
Net realized gains	0.00	(0.08)	(0.47)	(0.58)	0.00	(0.40)
Total distributions to shareholders	(0.20)	(0.33)	(0.61)	(0.64)	(0.12)	(0.52)
Net asset value, end of period	$8.48	$8.48	$9.18	$10.46	$10.36	$9.81
Total return[3]	2.38%	(4.07)%	(6.91)%	7.25%	6.90%	2.89%
Ratios to average net assets (annualized)
Gross expenses*	1.59%	1.58%	1.56%	1.55%	1.55%	1.54%
Net expenses*	1.49%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.51%	2.92%	1.53%	0.30%	0.89%	1.41%
Supplemental data
Portfolio turnover rate[4]	143%	148%	225%	206%	197%	183%
Net assets, end of period (000s omitted)	$75,016	$115,932	$148,281	$196,035	$212,465	$237,153

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.16%
Year ended May 31, 2020	0.15%
Year ended May 31, 2019	0.16%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
76 | Multi-Asset Funds

Financial highlights

Spectrum Income Allocation Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019[2]
Net asset value, beginning of period	$8.47	$9.17	$10.50	$10.39	$9.80	$10.15
Net investment income	0.27 [3]	0.34 [3]	0.20 [3]	0.19	0.21	0.15
Net realized and unrealized gains (losses) on investments	0.01	(0.62)	(0.77)	0.68	0.57	0.12
Total from investment operations	0.28	(0.28)	(0.57)	0.87	0.78	0.27
Distributions to shareholders from
Net investment income	(0.29)	(0.34)	(0.29)	(0.18)	(0.19)	(0.22)
Net realized gains	0.00	(0.08)	(0.47)	(0.58)	0.00	(0.40)
Total distributions to shareholders	(0.29)	(0.42)	(0.76)	(0.76)	(0.19)	(0.62)
Net asset value, end of period	$8.46	$8.47	$9.17	$10.50	$10.39	$9.80
Total return[4]	3.33%	(2.99)%	(5.93)%	8.51%	8.07%	2.95%
Ratios to average net assets (annualized)
Gross expenses*	0.53%	0.51%	0.48%	0.47%	0.47%	0.46%
Net expenses*	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	3.53%	3.98%	1.98%	1.33%	1.96%	1.61%
Supplemental data
Portfolio turnover rate[5]	143%	148%	225%	206%	197%	183%
Net assets, end of period (000s omitted)	$4,192	$5,571	$5,876	$1,139	$710	$434

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.16%
Year ended May 31, 2020	0.15%
Year ended May 31, 2019[2]	0.16%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 77

Financial highlights

Spectrum Moderate Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class A		2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.51	$11.63	$13.92	$12.64	$11.64	$13.27
Net investment income	0.25 [2]	0.36 [2]	0.32	0.14	0.15	0.18 [2]
Net realized and unrealized gains (losses) on investments	0.85	(0.71)	(0.95)	2.59	1.07	(0.14)
Total from investment operations	1.10	(0.35)	(0.63)	2.73	1.22	0.04
Distributions to shareholders from
Net investment income	(0.06)	(0.44)	(0.32)	(0.15)	(0.21)	(0.23)
Net realized gains	0.00	(0.33)	(1.34)	(1.30)	(0.01)	(1.44)
Total distributions to shareholders	(0.06)	(0.77)	(1.66)	(1.45)	(0.22)	(1.67)
Net asset value, end of period	$11.55	$10.51	$11.63	$13.92	$12.64	$11.64
Total return[3]	10.49%	(2.76)%	(5.66)%	22.56%	10.49%	1.02%
Ratios to average net assets (annualized)
Gross expenses*	0.76%	0.76%	0.74%	0.75%	0.76%	0.76%
Net expenses*	0.72%	0.75%	0.74%	0.75%	0.75%	0.75%
Net investment income	2.36%	3.38%	2.49%	0.96%	1.31%	1.51%
Supplemental data
Portfolio turnover rate[4]	78%	65%	89%	120%	131%	126%
Net assets, end of period (000s omitted)	$155,362	$44,966	$46,650	$56,004	$46,133	$46,380

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
78 | Multi-Asset Funds

Financial highlights

Spectrum Moderate Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Class C		2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.80	$11.91	$14.22	$12.87	$11.85	$13.40
Net investment income	0.18 [2]	0.29 [2]	0.24 [2]	0.03	0.08	0.11
Net realized and unrealized gains (losses) on investments	0.87	(0.72)	(1.00)	2.66	1.06	(0.14)
Total from investment operations	1.05	(0.43)	(0.76)	2.69	1.14	(0.03)
Distributions to shareholders from
Net investment income	(0.02)	(0.35)	(0.21)	(0.04)	(0.11)	(0.08)
Net realized gains	0.00	(0.33)	(1.34)	(1.30)	(0.01)	(1.44)
Total distributions to shareholders	(0.02)	(0.68)	(1.55)	(1.34)	(0.12)	(1.52)
Net asset value, end of period	$11.83	$10.80	$11.91	$14.22	$12.87	$11.85
Total return[3]	9.74%	(3.46)%	(6.39)%	21.79%	9.58%	0.31%
Ratios to average net assets (annualized)
Gross expenses*	1.50%	1.51%	1.49%	1.50%	1.51%	1.50%
Net expenses*	1.49%	1.50%	1.49%	1.50%	1.50%	1.50%
Net investment income	1.78%	2.66%	1.76%	0.21%	0.57%	0.84%
Supplemental data
Portfolio turnover rate[4]	78%	65%	89%	120%	131%	126%
Net assets, end of period (000s omitted)	$228,122	$326,438	$402,753	$499,835	$477,998	$539,352

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
Multi-Asset Funds | 79

Financial highlights

Spectrum Moderate Growth Fund
(For a share outstanding throughout each period)

	Year ended April 30 2024[1]	Year ended May 31
Institutional Class		2023	2022	2021	2020	2019[2]
Net asset value, beginning of period	$10.51	$11.63	$13.93	$12.64	$11.65	$13.52
Net investment income	0.28 [3]	0.40 [3]	0.31 [3]	0.23	0.25	0.15
Net realized and unrealized gains (losses) on investments	0.86	(0.71)	(0.90)	2.55	1.01	(0.33)
Total from investment operations	1.14	(0.31)	(0.59)	2.78	1.26	(0.18)
Distributions to shareholders from
Net investment income	(0.08)	(0.48)	(0.37)	(0.19)	(0.26)	(0.25)
Net realized gains	0.00	(0.33)	(1.34)	(1.30)	(0.01)	(1.44)
Total distributions to shareholders	(0.08)	(0.81)	(1.71)	(1.49)	(0.27)	(1.69)
Net asset value, end of period	$11.57	$10.51	$11.63	$13.93	$12.64	$11.65
Total return[4]	10.83%	(2.40)%	(5.40)%	22.99%	10.78%	(0.62)%
Ratios to average net assets (annualized)
Gross expenses*	0.45%	0.43%	0.41%	0.42%	0.43%	0.43%
Net expenses*	0.38%	0.42%	0.41%	0.42%	0.42%	0.42%
Net investment income	2.49%	3.73%	2.38%	1.32%	1.63%	1.38%
Supplemental data
Portfolio turnover rate[5]	78%	65%	89%	120%	131%	126%
Net assets, end of period (000s omitted)	$62,077	$6,715	$7,369	$3,443	$1,945	$1,067

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2024[1]	0.13%
Year ended May 31, 2023	0.14%
Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019[2]	0.16%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[3]	Calculated based upon average shares outstanding
[4]	Returns for periods of less than one year are not annualized.
[5]
Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master
Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.
80 | Multi-Asset Funds

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds:  Allspring Spectrum Aggressive Growth Fund (“Spectrum Aggressive Growth Fund”), Allspring Spectrum Conservative Growth Fund (“Spectrum Conservative Growth Fund”), Allspring Spectrum Growth Fund (“Spectrum Growth Fund”), Allspring Spectrum Income Allocation Fund (“Spectrum Income Allocation Fund”), Allspring Spectrum Moderate Growth Fund (“Spectrum Moderate Growth Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund is a fund-of-funds that may invest in various affiliated and unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and each Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the affiliated mutual funds or by contacting the servicing agent of the unaffiliated mutual funds and exchange-traded funds. The financial statements of the affiliated Master Portfolios are available by visiting the SEC website at sec.gov and are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov.
During the period, each Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024. Accordingly, this report includes activity for the period from June 1, 2023 to April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between each Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. Each Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by each Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange
Multi-Asset Funds | 81

Notes to financial statements
and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to each Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, each Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should each Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy each Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.
Investment transactions, income and expenses
Investments in affiliated Master Portfolios and securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains and losses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Each Fund also accrues its own expenses.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date for each Fund as follows:
	Net investment income	Net realized gains
Spectrum Aggressive Growth Fund	Annually	Annually
Spectrum Conservative Growth Fund	Quarterly	Annually
Spectrum Growth Fund	Annually	Annually
Spectrum Income Allocation Fund	Monthly	Annually
Spectrum Moderate Growth Fund	Annually	Annually
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:
	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)
Spectrum Aggressive Growth Fund	$396,462,935	$99,688,005	$(22,527,697)	$77,160,308
Spectrum Conservative Growth Fund	227,622,171	10,015,605	(12,294,229)	(2,278,624)
Spectrum Growth Fund	191,765,305	20,283,638	(7,510,576)	12,773,062
Spectrum Income Allocation Fund	118,967,532	2,249,458	(9,119,540)	(6,870,082)
Spectrum Moderate Growth Fund	421,854,904	32,653,224	(13,149,127)	19,504,097
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset
82 | Multi-Asset Funds

Notes to financial statements
values per share. The primary permanent difference causing such reclassification is due to certain distributions paid. At April 30, 2024, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
	Paid-in capital	Total distributable earnings
Spectrum Aggressive Growth Fund	$(5,929,717)	$5,929,717
Spectrum Conservative Growth Fund	(1,232,929)	1,232,929
Spectrum Growth Fund	(1,956,950)	1,956,950
Spectrum Income Allocation Fund	(249,548)	249,548
Spectrum Moderate Growth Fund	(2,970,978)	2,970,978
As of April 30, 2024, the following Funds had capital loss carryforwards which consist of short-term and long-term capital losses.
	NO EXPIRATION
	Short-term	Long-term
Spectrum Conservative Growth Fund	$11,122,857	$966,413
Spectrum Income Allocation Fund	8,168,828	8,313,583
Spectrum Moderate Growth Fund	2,000,256	0
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Multi-Asset Funds | 83

Notes to financial statements
The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of April 30, 2024:
Spectrum Aggressive Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$264,833,477	$0	$0	$264,833,477
Short-term investments
Investment companies	300,000	0	0	300,000
Investments measured at net asset value*				207,964,904
	265,133,477	0	0	473,098,381
Futures contracts	1,609,902	0	0	1,609,902
Total assets	$266,743,379	$0	$0	$474,708,283
Liabilities
Futures contracts	$1,085,040	$0	$0	$1,085,040
Total liabilities	$1,085,040	$0	$0	$1,085,040

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of
Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $207,964,904. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Spectrum Conservative Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$144,903,352	$0	$0	$144,903,352
Short-term investments
Investment companies	200,000	0	0	200,000
Investments measured at net asset value*				80,152,826
	145,103,352	0	0	225,256,178
Futures contracts	995,130	0	0	995,130
Total assets	$146,098,482	$0	$0	$226,251,308
Liabilities
Futures contracts	$907,761	$0	$0	$907,761
Total liabilities	$907,761	$0	$0	$907,761

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of
Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $80,152,826. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

84 | Multi-Asset Funds

Notes to financial statements

Spectrum Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$121,835,166	$0	$0	$121,835,166
Short-term investments
Investment companies	200,000	0	0	200,000
Investments measured at net asset value*				82,428,797
	122,035,166	0	0	204,463,963
Futures contracts	868,889	0	0	868,889
Total assets	$122,904,055	$0	$0	$205,332,852
Liabilities
Futures contracts	$794,485	$0	$0	$794,485
Total liabilities	$794,485	$0	$0	$794,485

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of
Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $82,428,797. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Spectrum Income Allocation Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$68,855,148	$0	$0	$68,855,148
Short-term investments
Investment companies	200,000	0	0	200,000
Investments measured at net asset value*				42,982,671
	69,055,148	0	0	112,037,819
Futures contracts	504,704	0	0	504,704
Total assets	$69,559,852	$0	$0	$112,542,523
Liabilities
Futures contracts	$445,073	$0	$0	$445,073
Total liabilities	$445,073	$0	$0	$445,073

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of
Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $42,982,671. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Multi-Asset Funds | 85

Notes to financial statements

Spectrum Moderate Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$275,857,423	$0	$0	$275,857,423
Short-term investments
Investment companies	300,000	0	0	300,000
Investments measured at net asset value*				165,014,746
	276,157,423	0	0	441,172,169
Futures contracts	1,963,291	0	0	1,963,291
Total assets	$278,120,714	$0	$0	$443,135,460
Liabilities
Futures contracts	$1,776,459	$0	$0	$1,776,459
Total liabilities	$1,776,459	$0	$0	$1,776,459

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of
Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $165,014,746. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
At April 30, 2024, the Funds did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Bloomberg US Aggregate ex- Corporate*	Seeks to replicate the total return of the Bloomberg U.S. Aggregate ex-Corporate Index, before fees and expenses
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Allspring Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation
Allspring Disciplined Large Cap Portfolio	Seeks long-term capital appreciation
Allspring Emerging Growth Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced Emerging Markets Equity Portfolio*	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio*	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio*	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio*	Seeks long-term capital appreciation
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation
* Liquidated on December 6, 2023
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
86 | Multi-Asset Funds

Notes to financial statements
For the eleven months ended April 30, 2024, the management fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to each Fund and is entitled to receive an annual rate of 0.15% of each Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of each Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through September 30, 2024 (September 30, 2025 for Spectrum Moderate Growth Fund) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Net expenses allocated from the affiliated Master Portfolios are excluded from the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2024, the contractual caps are as follows for the Funds except Spectrum Moderate Growth:

EXPENSE RATIO CAPS
Class A	0.74%
Class C	1.49
Administrator Class	0.67
Institutional Class	0.42
As of April 30, 2024, the contractual caps are as follows for Spectrum Moderate Growth:

	EXPENSE RATIO CAPS	Prior to February 26, 2024
Class A	0.71%	0.74%
Class C	1.46	1.49
Institutional Class	0.39	0.42
Prior to June 30, 2023, each Fund’s expenses were capped at 0.75% for Class A shares and 1.50% for Class C shares.
Distribution fee
The Trust has adopted a Distribution Plan for Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter of each Fund, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges
Multi-Asset Funds | 87

Notes to financial statements
from redemptions of Class C shares. For the eleven months ended April 30, 2024, Allspring Funds Distributor received front-end sales charges and/or contingent deferred sales charges from the following Funds:
	Front end sales-charges	Contingent Deferred Sales Charges
	Class A	Class A	Class C
Spectrum Aggressive Growth Fund	$6,139	$36	$25
Spectrum Conservative Growth Fund	791	0	17
Spectrum Growth Fund	2,557	0	46
Spectrum Income Allocation Fund	727	0	0
Spectrum Moderate Growth Fund	2,353	0	19
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of each applicable Fund are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of each Fund.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Each Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios and Underlying Funds. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio at the end of the period by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in Underlying Funds in which each Fund invests are actual aggregate purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the eleven months ended April 30, 2024 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Spectrum Aggressive Growth Fund	$0	$273,363,605	$0	$324,689,414
Spectrum Conservative Growth Fund	90,986,259	127,368,910	97,400,835	163,239,256
Spectrum Growth Fund	24,115,510	117,436,040	32,192,068	140,211,237
Spectrum Income Allocation Fund	95,352,886	72,798,696	95,922,928	90,077,488
Spectrum Moderate Growth Fund	72,341,091	210,323,477	85,698,843	255,573,098
Purchases and sales of investments, excluding  short-term securities, for the year ended May 31, 2023 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Spectrum Aggressive Growth Fund	$0	$170,899,334	$0	$234,826,554
Spectrum Conservative Growth Fund	121,202,496	131,560,528	137,660,602	141,147,334
Spectrum Growth Fund	29,178,817	92,950,360	32,431,289	112,293,898
Spectrum Income Allocation Fund	129,235,858	94,740,708	145,903,702	97,788,262
Spectrum Moderate Growth Fund	84,528,471	173,230,571	95,325,124	206,075,252
6.
DERIVATIVE TRANSACTIONS
During the eleven months ended April 30, 2024, the following Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The volume of each Fund’s futures contracts during the eleven months ended April 30, 2024 was as follows:
	Long contracts	Short contracts
Spectrum Aggressive Growth Fund	$61,218,672	$50,875,792
Spectrum Conservative Growth Fund	56,628,739	50,187,043
Spectrum Growth Fund	48,791,921	41,469,902
Spectrum Income Allocation Fund	28,805,015	26,692,063
Spectrum Moderate Growth Fund	90,831,292	77,583,217
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
88 | Multi-Asset Funds

Notes to financial statements
The fair value of derivative instruments as of April 30, 2024 by primary risk type on the Statements of Assets and Liabilities was as follows for the Spectrum Aggressive Growth Fund:
	Equity risk	Foreign currency risk	Total
Asset derivatives
Futures contracts	$334,739 *	$1,275,163 *	$1,609,902
Liability derivatives
Futures contracts	$744,922 *	$340,118 *	$1,085,040

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the eleven months ended April 30, 2024 was as follows:
	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Futures contracts	$(1,818,803)	$(2,200,213)	$(4,019,016)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(998,736)	$1,660,769	$662,033
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2023 was as follows:
	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(1,295,265)	$(1,968,706)	$(3,263,971)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$579,641	$(854,269)	$(274,628)
The fair value of derivative instruments as of April 30, 2024 by primary risk type on the Statements of Assets and Liabilities was as follows for Spectrum Conservative Growth Fund:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Futures contracts	$114,982 *	$223,483 *	$656,665 *	$995,130
Liability derivatives
Futures contracts	$159,606 *	$568,548 *	$179,607 *	$907,761

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the eleven months ended April 30, 2024 was as follows:
	INTEREST RATE RISK	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Futures contracts	$520,070	$1,574,696	$(1,243,088)	$851,678
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(53,693)	$(1,918,699)	$889,939	$(1,082,453)
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2023 was as follows:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(933,608)	$(1,513,752)	$(1,204,484)	$(3,651,844)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(1,772)	$1,966,738	$(490,676)	$1,474,290
Multi-Asset Funds | 89

Notes to financial statements
The fair value of derivative instruments as of April 30, 2024 by primary risk type on the Statements of Assets and Liabilities was as follows for Spectrum Growth Fund:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Futures contracts	$105,131 *	$199,203 *	$564,555 *	$868,889
Liability derivatives
Futures contracts	$138,619 *	$503,043 *	$152,823 *	$794,485

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the eleven months ended April 30, 2024 was as follows:
	INTEREST RATE RISK	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Futures contracts	$366,285	$1,382,144	$(1,018,987)	$729,442
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(40,352)	$(1,626,773)	$747,993	$(919,132)
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2023 was as follows:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(334,356)	$(1,557,953)	$(934,183)	$(2,826,492)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$127	$1,741,433	$(399,461)	$1,342,099
The fair value of derivative instruments as of April 30, 2024 by primary risk type on the Statements of Assets and Liabilities was as follows for Spectrum Income Allocation Fund:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Futures contracts	$57,491 *	$111,559 *	$335,654 *	$504,704
Liability derivatives
Futures contracts	$78,631 *	$274,999 *	$91,443 *	$445,073

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the eleven months ended April 30, 2024 was as follows:
	INTEREST RATE RISK	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Futures contracts	$295,453	$620,865	$(654,070)	$262,248
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(25,092)	$(991,918)	$463,505	$(553,505)
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2023 was as follows:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$70,014	$(715,868)	$(656,667)	$(1,302,521)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(1,390)	$967,864	$(267,174)	$699,300
90 | Multi-Asset Funds

Notes to financial statements
The fair value of derivative instruments as of April 30, 2024 by primary risk type on the Statements of Assets and Liabilities was as follows for Spectrum Moderate Growth Fund:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Futures contracts	$249,355 *	$437,023 *	$1,276,913 *	$1,963,291
Liability derivatives
Futures contracts	$318,161 *	$1,109,103 *	$349,195 *	$1,776,459

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of April 30, 2024 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the eleven months ended April 30, 2024 was as follows:
	INTEREST RATE RISK	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Futures contracts	$531,154	$2,261,994	$(1,838,236)	$954,912
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(80,677)	$(2,953,331)	$1,539,686	$(1,494,322)
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2023 was as follows:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(894,995)	$(2,664,963)	$(1,730,960)	$(5,290,918)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(2,801)	$2,982,654	$(728,786)	$2,251,067
7.
ACQUISITION
After the close of business on February 4, 2022, Spectrum Aggressive Growth Fund acquired the net assets of Allspring Diversified Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C and Administrator Class shares of Allspring Diversified Equity Fund received Class A, Class C and Administrator Class shares, respectively, of Spectrum Aggressive Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Allspring Diversified Equity Fund for 8,155,750 shares of Spectrum Aggressive Growth Fund valued at $163,825,191 at an exchange ratio of 0.78, 0.56 and 0.79 for Class A, Class C, and Administrator Class shares, respectively. The investment portfolio of Allspring Diversified Equity Fund with a fair value of $112,534,752, identified cost of $82,610,160 and unrealized gains (losses) of $29,924,592 at February 4, 2022 were the principal assets acquired by Spectrum Aggressive Growth Fund. The aggregate net assets of Allspring Diversified Equity Fund and Spectrum Aggressive Growth Fund immediately prior to the acquisition were $163,825,191 and $426,061,071, respectively. The aggregate net assets of Spectrum Aggressive Growth Fund immediately after the acquisition were $589,886,262. For financial reporting purposes, assets received and shares issued by Spectrum Aggressive Growth Fund were recorded at fair value; however, the cost basis of the investments received from Allspring Diversified Equity Fund was carried forward to align with ongoing reporting of Spectrum Aggressive Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed June 1, 2021, the beginning of the annual reporting period for Spectrum Aggressive Growth Fund, the pro forma results of operations for the year ended May 31, 2022 would have been as follows (unaudited):
Net investment income	$1,889,609
Net realized and unrealized gains (losses) on investments	(64,314,900)
Net decrease in net assets resulting from operations	$(62,425,291)
After the close of business on February 23, 2024, Spectrum Moderate Growth Fund acquired the net assets of Allspring Moderate Balanced Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Institutional Class and Administrator Class shares of Allspring Moderate Balanced Fund received Class A, Class C and Institutional Class shares, respectively, of Spectrum Moderate Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Allspring Moderate Balanced Fund for 8,511,150 shares of Spectrum Moderate Growth Fund valued at $99,107,320 at an exchange ratio of 1.68, 1.60, 1.71 and 1.71 for Class A, Class C, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Allspring Moderate Balanced
Multi-Asset Funds | 91

Notes to financial statements
Fund with a fair value of $94,439,420, identified cost of $86,797,100 and unrealized gains (losses) of $7,642,321 at February 23, 2024 were the principal assets acquired by Spectrum Moderate Growth Fund. The aggregate net assets of Allspring Moderate Balanced Fund and Spectrum Moderate Growth Fund immediately prior to the acquisition were $99,107,320 and $369,800,526, respectively. The aggregate net assets of Spectrum Moderate Growth Fund immediately after the acquisition were $468,907,846. For financial reporting purposes, assets received and shares issued by Spectrum Moderate Growth Fund were recorded at fair value; however, the cost basis of the investments received from Allspring Moderate Balanced Fund was carried forward to align with ongoing reporting of Spectrum Moderate Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed June 1, 2023, the beginning of the annual reporting period for Spectrum Moderate Growth Fund, the pro forma results of operations for the eleven months ended April 30, 2024 would have been as follows (unaudited):
Net investment income	$8,657,753
Net realized and unrealized gains (losses) on investments	30,639,196
Net increase in net assets resulting from operations	$39,296,949
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Allspring Moderate Balanced Fund that have been included in Spectrum Moderate Growth Fund’s Statement of Operations since February 23, 2024.
8.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the eleven months ended April 30, 2024, there were no borrowings by each Fund under the agreement.
9.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the eleven months ended April 30, 2024, and year ended May 31, 2023 and 2022 were as follows:
	Ordinary income			Long-term capital gain			Tax basis return of capital
		YEAR ENDED May 31		YEAR ENDED May 31		YEAR ENDED April 30, 2024	YEAR ENDED May 31
	YEAR ENDED April 30, 2024	2023	2022	YEAR ENDED April 30, 2024	2023		2022	2023	2022
Spectrum Aggressive Growth Fund	$0	$3,192,434	$26,022,522	$0	$16,029,540	$31,554,038	$0	$2,290,482	$0
Spectrum Conservative Growth Fund	5,920,831	9,254,849	20,737,292	0	6,564,534	13,166,727	0	0	0
Spectrum Growth Fund	645,410	6,400,314	19,119,343	0	7,793,254	16,245,108	0	0	0
Spectrum Income Allocation Fund	3,161,495	4,605,526	8,811,314	0	1,342,006	4,051,788	0	0	0
Spectrum Moderate Growth Fund	879,978	13,035,610	29,731,201	0	11,887,941	28,939,078	0	0	0
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Capital loss carryforward
Spectrum Aggressive Growth Fund	$2,350,628	$29,502,796	$77,160,308	$0
Spectrum Conservative Growth Fund	1,101,361	0	(2,278,624)	(12,089,270)
Spectrum Growth Fund	3,214,329	4,921,919	12,773,062	0
Spectrum Income Allocation Fund	558,228	0	(6,870,082)	(16,482,411)
Spectrum Moderate Growth Fund	7,156,265	0	19,504,097	(2,000,256)
10.INDEMNIFICATION
Under each Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to each Fund. Each Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under each Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, each Fund may enter into contracts with service providers that contain
92 | Multi-Asset Funds

Notes to financial statements
a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated.
Multi-Asset Funds | 93

Report of independent registered public accounting firm
To the Shareholders of the Funds and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Spectrum Aggressive Growth Fund, Allspring Spectrum Conservative Growth Fund, Allspring Spectrum Growth Fund, Allspring Spectrum Income Allocation Fund and Allspring Spectrum Moderate Growth Fund (collectively, the Funds), five of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of April 30, 2024, the related statements of operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the statements of changes in net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years or periods in the five-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2024, the results of their operations for the period from June 1, 2023 to April 30, 2024 and for the year ended May 31, 2023, the changes in their net assets for the period from June 1, 2023 to April 30, 2024 and for each of the years in the two-year period ended May 31, 2023, and the financial highlights for the period from June 1, 2023 to April 30, 2024 and for each of the years or periods in the five-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
94 | Multi-Asset Funds

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended April 30, 2024:
Dividends-received deduction
Spectrum Conservative Growth Fund	8%
Spectrum Growth Fund	21
Spectrum Income Allocation Fund	3
Spectrum Moderate Growth Fund	16
Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended April 30, 2024 have been designated as qualified dividend income (QDI):
QDI
Spectrum Conservative Growth Fund	$769,893
Spectrum Growth Fund	242,219
Spectrum Income Allocation Fund	135,039
Spectrum Moderate Growth Fund	256,493
For the fiscal year ended April 30, 2024, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Interest-related dividends
Spectrum Conservative Growth Fund	$1,577,297
Spectrum Growth Fund	74,033
Spectrum Income Allocation Fund	1,299,441
Spectrum Moderate Growth Fund	107,220
For the fiscal year ended April 30, 2024, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:
% of U.S. government income
Spectrum Conservative Growth Fund	27%
Spectrum Growth Fund	17
Spectrum Income Allocation Fund	31
Spectrum Moderate Growth Fund	20
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Multi-Asset Funds | 97

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information*. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
*
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

98 | Multi-Asset Funds

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Multi-Asset Funds | 99

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

100 | Multi-Asset Funds

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Funds’ website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Allspring Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-cu0lulmh 06-24
AR4330 04-24

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the registrant by the registrant’s principal accountant. These fees were billed to the registrant and were approved by the registrant’s audit committee.

	Fiscal year ended April 30, 2024	Fiscal year ended April 30, 2023
Audit fees	$352,770	$346,690
Audit-related fees	—	—
Tax fees (1)	$77,180	$72,370
All other fees	—	—

	$429,950	$419,060

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2024

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 26, 2024